UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BioSig Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

12424 Wilshire Blvd., Suite 745

Los Angeles, CA 90025

(203) 409-5444

August 4, 2025

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of BioSig Technologies, Inc. to be virtually held at 10:00 a.m., Eastern Time, on September 5, 2025.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting during the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the online-only meeting and vote . Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the online-only meeting.

Thank you for your support of our company. I look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Henry McPhie
Henry McPhie
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 5, 2025, BY MEANS OF A LIVE VIRTUAL-ONLY ONLINE WEBCAST

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy Card are available at:

www.proxyvote.com

BIOSIG TECHNOLOGIES, INC.

12424 Wilshire Blvd., Suite 745

Los Angeles, CA 90025

(203) 409-5444

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 5, 2025

The Special Meeting of Stockholders (the “Special Meeting”) of BioSig Technologies, Inc., a Delaware corporation (the “Company”), will be held on September 5, 2025, at 10:00 a.m. Eastern Time by means of a live virtual-only online webcast at virtualshareholdermeeting.com/BSGM2025SM. We will consider and act on the following items of business at the Special Meeting:

(1)

A proposal to approve the issuance of approximately 109,070,079 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain adjustments, and one share of the Company’s Super Voting Preferred Stock, pursuant to the Share Purchase Agreement, as amended, by and among the Company, certain subsidiaries of the Company named therein, and Streamex Exchange Corporation (“Streamex”), in connection with the Company’s consummated acquisition of Streamex (the “Acquisition Proposal”) (Proposal 1);

(2)	A proposal to approve the issuance of shares of our Common Stock underlying convertible debentures to be issued to YA II PN, Ltd. (“Yorkville”) (the “Convertible Debenture Share Issuance Proposal”) (Proposal 2);

(3)	A proposal to approve the Third Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 10,359,211 shares, to a total of 14,735,806 shares (the “Plan Amendment Proposal”) (Proposal 3);

(4)	A proposal to approve the potential issuance of 19.99% or more of the Company’s issued and outstanding Common Stock pursuant to the Standby Equity Purchase Agreement with Yorkville (the “SEPA Share Issuance Proposal”) (Proposal 4);

(5)	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000 (the “Authorized Shares Proposal”) (Proposal 5);

(6)	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to classify the board of directors of the Company into three classes with staggered three-year terms (the “Classified Board Proposal”) (Proposal 6); and

(7)	Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Acquisition Proposal (Proposal 1), “FOR” the approval of the Convertible Debenture Share Issuance Proposal (Proposal 2), “FOR” the approval of the Plan Amendment Proposal (Proposal 3), “FOR” the approval of the SEPA Share Issuance Proposal (Proposal 4), “FOR” the approval of the Authorized Shares Proposal (“Proposal 5) and “FOR” the approval of the Classified Board Proposal (“Proposal 6).

The Board has fixed the close of business on July 30, 2025, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our Common Stock and Series C Convertible Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting  or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name. If you wish to attend the online-only Special Meeting or any postponement or adjournment of the Special Meeting, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting and go to virtualshareholdermeeting.com/BSGM2025SM, enter the control number you received on your proxy card or notice of the meeting and follow the instructions.

If your shares are held in the name of a broker, trust, bank or other nominee. Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and request your 16 digit control number. Beneficial shareholders who have a valid control number will be allowed to register to attend and participate in the online-only meeting at virtualshareholdermeeting.com/BSGM2025SM.

By Order of the Board,

/s/ Henry McPhie
Henry McPhie
Chairman and Chief Executive Officer

August 4, 2025

You are cordially invited to attend the virtual-only Special Meeting via the Internet by means of a live webcast. Whether or not you expect to participate in the virtual-only Special Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these proxy materials, as promptly as possible in order to ensure your representation at the virtual-only Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still participate and vote at the virtual-only Special Meeting by visiting virtualshareholdermeeting.com/BSGM2025SM and using your control number assigned to you on your enclosed proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders will need to follow the instructions applicable to them provided in the enclosed Proxy Statement. We hope that you will be able to participate. Your feedback and your vote are very important to us.

Page
ABOUT THE SPECIAL MEETING	1
INFORMATION CONTAINED IN THIS PROXY STATEMENT	9
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS CURRENCY AND EXCHANGE RATES	9
REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES	12
SUMMARY TERM SHEET	12
RISK FACTORS	16
INFORMATION ABOUT STREAMEX	36
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STREAMEX	47
PRO FORMA FINANCIAL INFORMATION	49
THE SHARE EXCHANGE	59
CERTAIN MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS	67
THE SHARE PURCHASE AGREEMENT	73
DESCRIPTION OF EXCHANGEABLE SHARES, SPECIAL VOTING PREFERRED STOCK AND OTHER AGREEMENTS	76
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	88
PROPOSAL 1: ACQUISITION PROPOSAL	89
PROPOSAL 2: CONVERTIBLE DEBENTURE SHARE ISSUANCE PROPOSAL	90
PROPOSAL 3: PLAN AMENDMENT PROPOSAL	94
PROPOSAL 4: SEPA SHARE ISSUANCE PROPOSAL	102
PROPOSAL 5: AUTHORIZED SHARES PROPOSAL	104
PROPOSAL 6: STAGGERED BOARD PROPOSAL	107
INCORPORATION BY REFERENCE	108
Annex A – Share Purchase Agreement	A-1
Annex B – Third Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan	B-1
Annex C – BioSig Technologies, Inc. 2023 Long-Term Incentive Plan	C-1
Annex D – Form of Certificate of Amendment of Amended and Restated Certificate of Incorporation of BioSig Technologies, Inc. to Increase Authorized Shares	D-1
Annex E – Form of Certificate of Amendment of Amended and Restated Certificate of Incorporation of BioSig Technologies, Inc. to Classify Board of Directors	E-1
ANNEX F– FORM OF CONVERTIBLE DEBENTURE	F-1
Annex G – Streamex Historical Financial Statements	G-1
Form of Proxy Card

BIOSIG TECHNOLOGIES, INC.

12424 Wilshire Blvd., Suite 745

Los Angeles, CA 90025

(203) 409-5444

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 5, 2025

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” “the Company,” or “BioSig” refer to BioSig Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share (the “Common Stock” or “BioSig Shares”), and our Series C Convertible Preferred Stock (the “Series C Preferred Stock”) entitled to vote at the Special Meeting of stockholders of the Company (the “Special Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of BioSig to be voted at the Special Meeting to be held on September 5, 2025, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are dated August 4, 2025, and are expected to be first sent or given to stockholders on or about August 4, 2025.

The executive offices of the Company are located at, and the mailing address of the Company is 12424 Wilshire Blvd., Suite 745, Los Angeles, CA 90025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 5, 2025:

We are making this Proxy Statement and the proxy card available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about August 4, 2025, we began mailing printed copies of the proxy materials to stockholders who are eligible to vote at the Special Meeting.

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Special Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)

A proposal to approve the issuance of approximately 109,070,079 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) subject to certain adjustments, and one share of the Company’s Super Voting Preferred Stock, pursuant to the Share Purchase Agreement, as amended, by and among the Company, certain subsidiaries of the Company named therein, and Streamex Exchange Corporation (“Streamex”), in connection with the Company’s acquisition of Streamex (the “Acquisition Proposal”) (Proposal 1);

(2)	A proposal to approve the issuance of shares of our Common Stock underlying convertible debentures to be issued to YA II PN, Ltd. (“Yorkville”) (the “Convertible Debenture Share Issuance Proposal”) (Proposal 2);

(3)	A proposal to approve the Third Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 10,359,211 shares, to a total of 14,735,806 shares (the “Plan Amendment Proposal”) (Proposal 3);

(4)	A proposal to approve the potential issuance of 19.99% or more of the Company’s issued and outstanding Common Stock, pursuant to the Standby Equity Purchase Agreement with Yorkville (the “SEPA Share Issuance Proposal”) (Proposal 4);

(5)	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000 (the “Authorized Shares Proposal”) (Proposal 5);

(6)	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to classify the board of directors of the Company into three classes with staggered three-year terms (the “Classified Board Proposal”) (Proposal 6); and

(7)	Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one printed copy of the proxy materials, this Proxy Statement and the proxy card. Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on July 30, 2025 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 31,326,659 shares of Common Stock were issued and outstanding. On the Record Date, 105 shares of Series C Preferred Stock were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 354,818 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock and the Series C Preferred Stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Special Meeting, Common Stock and Series C Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series C Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series C Preferred Stock. Holders of our Common Stock and Series C Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented at the Special Meeting, then either (i) chairperson of the meeting or (ii) the stockholders entitled to vote at the Special Meeting, present or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented.

1

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Acquisition Proposal (Proposal 1), Convertible Debenture Share Issuance Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), the SEPA Share Issuance Proposal (Proposal 4), and the Classified Board Proposal (Proposal 6) are not considered routine matters. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. The Authorized Shares Proposal (Proposal 5) is considered a “routine” matter.  Therefore, if you do not provide voting instructions to your broker regarding the Authorized Shares Proposal (Proposal 5), your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting electronically or by proxy.

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on September 4, 2025.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on September 4, 2025.

●	Via mail: complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

●	Via Special Meeting: instructions on how to vote while participating in the Special Meeting via live webcast are posted at virtualshareholdermeeting.com/BSGM2025SM.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Henry McPhie and Morgan Lekstrom to serve as the proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

2

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares electronically at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares at the Special Meeting.

Who counts the votes?

All votes will be tabulated by Henry McPhie, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting.

If you hold your shares in “street name,” you may vote your shares only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

With respect to each of the Acquisition Proposal (Proposal 1), Convertible Debenture Share Issuance Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), SEPA Share Issuance Proposal (Proposal 4), Authorized Shares Proposal (Proposal 5) and Classified Board Proposal (Proposal 6), stockholders may vote for the proposal, vote against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the approval of the Acquisition Proposal.

Proposal 2—FOR the approval of the Convertible Debenture Share Issuance Proposal.

Proposal 3—FOR the approval of the Plan Amendment Proposal.

Proposal 4—FOR the approval of the SEPA Share Issuance Proposal.

Proposal 5—FOR the approval of the Authorized Shares Proposal.

Proposal 6—FOR the approval of the Classified Board Proposal.

3

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the Acquisition Proposal.

Proposal 2—FOR the Convertible Debenture Share Issuance Proposal.

Proposal 3—FOR the Plan Amendment Proposal.

Proposal 4—FOR the SEPA Share Issuance Proposal.

Proposal 5—FOR the Authorized Shares Proposal.

Proposal 6—FOR the Classified Board Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Lora Mikolaitis, Chief Administrative Officer, at info@biosigtech.com, which notice must be received before 5:00 p.m., Eastern Time, on September 4, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, the approval of the Acquisition Proposal (Proposal 1) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the Convertible Debenture Share Issuance Proposal (Proposal 2) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 3) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the SEPA Share Issuance Proposal (Proposal 4) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the Authorized Shares Proposal (Proposal 5) will require the affirmative vote of a majority of the votes cast of our Common Stock present in person or by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the Classified Board Proposal (Proposal 6) will require the affirmative vote of the holders of a majority of the shares of our Common Stock outstanding at the Special Meeting.

4

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as a vote against the Acquisition Proposal (Proposal 1), the Convertible Debenture Share Issuance Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), the SEPA Share Issuance Proposal (Proposal 4) and the Classified Board Proposal (Proposal 6). Abstentions will have no effect on the Authorized Shares Proposal (Proposal 5).

Broker non-votes are included in the determination of the number of shares present at the Special Meeting for determining whether a quorum is present at the meeting. Broker non-votes will have no effect upon the Acquisition Proposal (Proposal 1), the Convertible Debenture Share Issuance Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), the SEPA Share Issuance Proposal (Proposal 4) and the Authorized Shares Proposal (Proposal 5).

Broker non-votes will have the same effect as a vote against the Classified Board Proposal (Proposal 6).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. Officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive separate proxy materials in the future, he or she may contact our Secretary at info@biosigtech.com or (203) 409-5444 extension 117. Eligible stockholders of record receiving multiple copies of proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting the Company at the above address and phone number.

5

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address and phone number set forth above.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Lora Mikolaitis, our Chief Administrative Officer, at (203) 409-5444 ext. 117.

Questions and Answers in Connection with the Share Exchange and Related Transactions

What is the Share Exchange between BioSig and Streamex?

On May 23, 2025, BioSig entered into that certain Share Purchase Agreement (the “Share Purchase Agreement”), with Streamex, BST Sub ULC, an unlimited liability company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of BioSig (“ExchangeCo”), 1540875 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of BioSig (“Callco”), the shareholders of Streamex (the “Streamex Shareholders”), and Trustee of the trust (the “Trustee”) formed pursuant to the Exchange Rights Agreement, pursuant to which, BioSig, through ExchangeCo, on May 28, 2025 (the “Closing”), acquired all of the issued and outstanding shares of Streamex (the “Streamex Shares”) from the Streamex Shareholders and in exchange for the Streamex Shares, ExchangeCo issued an aggregate of 109,070,056.6977 Exchangeable Shares (the “Exchangeable Shares”), at a ratio of 2.046862 Exchangeable Shares (the “Exchange Ratio”) for each Streamex Share (the “Share Exchange”). The Exchangeable Shares are exchangeable on a one-for-one basis for shares of BioSig common stock (the “BioSig Shares” or the “common stock”), in accordance with the Exchange Ratio and subject to certain adjustments. The Exchangeable Shares carry rights substantially equivalent to those of the BioSig Shares. The BioSig Shares issuable upon exchange of the Exchangeable Shares are referred herein as the “Consideration Shares.”

In accordance with the listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the Exchangeable Shares are not exchangeable into more than 19.9% of the outstanding BioSig Shares on a pre-transaction basis. Accordingly, pursuant to the Share Purchase Agreement, BioSig is seeking stockholder approval herein of the Acquisition Proposal (Proposal 1) and the Acquisition Proposal, together with the Plan Amendment Proposal (Proposal 3), the Authorized Shares Proposal (Proposal 5) and the Classified Board Proposal (Proposal 6), the “Parent Stockholder Matters.” If such approval is obtained, the Streamex Shareholders will become entitled to receive, together with the initial issuance of 19.9% of the outstanding BioSig Shares on a pre-transaction basis, an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement. In addition, BioSig’s existing stockholders and holders of BioSig equivalents will collectively own 25% of the fully diluted BioSig Shares as of the date of the Share Purchase Agreement. However, if the stockholder approval is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. As required by Nasdaq’s change of control rules and regulations, BioSig will file an initial listing application for the BioSig Shares.

The purpose of the Share Exchange is to enhance shareholder value by combining with a privately held operating company and positioning the combined entity for future growth. Following the acquisition of Streamex, BioSig now operates two principal business segments: (i) healthcare innovation through the PURE EP™ platform and ViralClear BioSciences, and (ii) tokenized finance and real-world asset digitization through Streamex.

Pursuant to the Share Exchange, BioSig indirectly acquired all of the Streamex Shares through ExchangeCo, and BioSig, together with Streamex, the “Combined Company” intends to change its name to “Streamex Exchange Corporation” but has not yet done so as of the date of this Proxy Statement.

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Does the Board of Directors of BioSig support the Share Exchange?

Yes. The board of directors of BioSig (the “BioSig Board” or the Board of Directors”) unanimously recommends that you vote “FOR” the Acquisition Proposal.

In making its recommendation, the BioSig Board considered a number of factors as described in this Proxy Statement under the heading “The Share Exchange — Reasons for the Share Exchange,” that the Share Exchange is fair, from a financial point of view, to the BioSig stockholders.

Do any of BioSig’s directors or executive officers have interests in the Share Exchange that may differ from those of the BioSig stockholders?

Yes. Our directors and executive officers have interests in the Share Exchange that are different from, or in addition to, the interests of the BioSig stockholders. The members of the BioSig Board were aware of and considered these interests, among other matters, in evaluating the Share Purchase Agreement and the Share Exchange and in recommending that the stockholders vote to approve the Acquisition Proposal. See “The Share Exchange — Interests of Certain Persons in the Share Exchange.”

Why am I being asked to vote on the Share Exchange?

BioSig Shares are listed on the Nasdaq Capital Market, and Rules 5635(a) and (b) of the Nasdaq Listing Rules require stockholder approval for the issuance of the BioSig Shares issuable pursuant to the Share Exchange. Rule 5635(a) of the Nasdaq Listing Rules requires stockholder approval if the number of shares of common stock to be issued in connection with the acquisition of another company will be equal to or in excess of 20% of the number of shares of common stock outstanding, and Rule 5635(b) requires stockholder approval of an issuance of securities that will result in a change of control.

In accordance with Nasdaq listing rules, the Exchangeable Shares are not exchangeable into more than 19.9% of BioSig Shares on a pre-transaction basis. Because the Consideration Shares issued pursuant to the Share Exchange will exceed 20% of the issued and outstanding BioSig Shares, and because the issuance of the Consideration Shares will result in the Streamex Shareholders owning an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement (before giving effect to the issuance of BioSig Shares issuable pursuant to the Convertible Debentures and the SEPA), which will constitute a change of control of BioSig under the Nasdaq Listing Rules. In connection with the Share Purchase Agreement, stockholder approval is required for the issuance of the Consideration Shares and the one share of Special Voting Preferred Stock (the “Special Voting Preferred Stock”), which will be issued to the Trustee, as trustee for and on behalf of the holders of the Exchangeable Shares. The Share Exchange will not be completed unless such approval is obtained.

Are there risks I should consider in connection with the Share Exchange?

Yes. The material risks associated with the Share Exchange are discussed under “Risk Factors — Risks Related to the Share Exchange.” Those risks include, among others, the possibility that the Share Exchange may not be completed, the possibility that the Streamex business will not be successful, that the Combined Company may fail to realize the anticipated benefits of the Share Exchange.

What will holders of Streamex Shares receive under the Share Exchange?

Under the terms of the Exchange Rights Agreement, (a) each Streamex Shareholder will receive the Exchangeable Shares. See “Description of Exchangeable Shares, Special Voting Preferred Stock and Other Agreements.”

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Upon Stockholder Approval what percentage of the Combined Company will the stockholders of BioSig and shareholders of Streamex own?

The Share Exchange provides that the Consideration Shares will result in the Streamex Shareholders owning an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement, with the legacy BioSig stockholders owning approximately 25% of the outstanding BioSig Shares.

What is the Exchange Ratio under the Share Exchange?

The Exchange Ratio pursuant to the Share Exchange is 2.046862 Exchangeable Shares for each Streamex Share. The Exchangeable Shares are exchangeable on a one-for-one basis, approximately 75% of the outstanding BioSig Shares upon completion of the Share Exchange.

How was the Exchange Ratio determined?

The Exchange Ratio was determined after considerable negotiations between BioSig and Streamex and the contemplation of numerous factors that each company deemed relevant. If stockholder approval is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. Additionally, the Exchange Ratio may be cumulatively adjusted from time to time after 12:01 am Eastern Time on the Closing (the “Effective Time”) by increasing the Exchange Ratio on each date after the Effective Time on which the BioSig Board pays any dividend or other distribution on the BioSig Shares by an amount, rounded to the nearest five decimal places, equal to (a)(i) the amount of such dividend or other distribution (which, in the case of a non-cash dividend, shall equal the fair value as determined by the ExchangeCo board of directors in good faith and in its sole discretion), expressed on a per BioSig Share basis, multiplied (ii) by the Exchange Ratio in effect on the Business Day (as defined in the Exchangeable Share Provisions) immediately preceding the record date set for such dividend or other distribution, divided by (b) the Current Market Price (as defined in the Exchangeable Share Provisions) on the record date set for such dividend or other distribution, and any such adjustment shall be determined by the ExchangeCo board of directors in good faith and in its sole discretion and any such determination by the ExchangeCo board of directors shall be conclusive and binding; provided, however, that the Exchange Ratio will be so adjusted from 1.0 to 1.25 if the Parent Stockholder Matters herein are not approved by the BioSig stockholders prior to the sixth (6th) month anniversary of the Effective Time.

See “The Share Exchange — Background of the Share Exchange.”

Why are Exchangeable Shares being offered to Streamex Shareholders pursuant to the Share Exchange?

The Exchangeable Shares provide an opportunity for Streamex Shareholders to make a tax election to defer Canadian income tax on any capital gain otherwise arising on the exchange of their Streamex Shares. Holders of Exchangeable Shares are able to exchange their Exchangeable Shares for BioSig Shares, on a one-for-one basis,   as described under “Description of Exchangeable Shares, Special Voting Preferred Stock and Other Agreements.”

Such an exchange will trigger a taxable disposition for Canadian tax purposes and the holder of Exchangeable Shares will be considered to have received proceeds equal to the fair market value of the BioSig Shares received on the exchange.

What will the new name of the Combined Company be following the Share Exchange?

The name of the Combined Company remains BioSig Technologies, Inc. but it intends to change its name to “ Streamex Exchange Corporation”.

Who is managing the Combined Company following the Closing?

On May 28, 2025, effective as of Closing, Anthony Amato, the Company’s Chief Executive Officer, President and Chairman of the BioSig Board, resigned as Chief Executive Officer, President and Chairman of the BioSig Board, and Henry McPhie, co-founder and Chief Executive Officer of Streamex, was appointed BioSig’s new Chief Executive Officer. Morgan Lekstrom, co-founder and Chairman of Streamex, was appointed as the Chairman of the BioSig Board and Mitchell Williams was appointed as Chief Investment Officer of BioSig. In addition, Frederick D. Hrkac resigned from the BioSig Board and Mr. McPhie and Mr. Lekstrom were appointed as new directors of the BioSig Board. The BioSig Board is now comprised of six directors, four designated by BioSig, who are Mr. Amato, Chris Baer, Donald F. Browne, Steven E. Abelman and two designated by Streamex, who are Mr. McPhie and Mr. Lekstrom. For more information, see “The Share Purchase Agreement — Board of Directors and Officers” and “Information about Streamex — Composition of the Board of Directors.”

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INFORMATION CONTAINED IN THIS PROXY STATEMENT

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of BioSig  other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and BioSig stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

THE SHARE EXCHANGE HAS NOT BEEN RECOMMENDED BY, OR APPROVED OR DISAPPROVED BY THE SEC   OR THE SECURITIES REGULATORY AUTHORITY OF ANY U.S. STATE NOR HAS ANY OF THEM PASSED UPON THE FAIRNESS OR MERITS OF THE SHARE EXCHANGE OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, the documents to which we refer you in this Proxy Statement  and information included in oral statements or other written statements made or to be made by us or on our behalf may include predictions, estimates and other information that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the Share Exchange. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “would,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance. These statements are based on the beliefs of the management of BioSig or Streamex,  as the case may be, as well as the current expectations and assumptions, which such management believes to be reasonable, based on available information and involve a number of risks and uncertainties, all of which are difficult or impossible to predict accurately and many of which are beyond our control. As such, our actual results may differ significantly from those expressed in any forward-looking statements.

These risks and uncertainties include, but are not limited to, factors and matters described or incorporated by reference in this Proxy Statement and the following factors :

●	Risks that the conditions of the Share Exchange (as defined below) are not satisfied, including the risk that required approvals for the Share Exchange from the stockholders of BioSig are not obtained.
●	Our financial results and the market price of BioSig Shares may be adversely affected by fluctuations in the price of gold and the volatility inherent in digital asset markets.
●	Our gold-linked tokenization and treasury strategy may expose us to complex liquidity risks across both traditional and digital asset markets, which could adversely affect our financial results.
●	We will operate in the highly competitive gold market, and established market participants with greater resources, regulatory positioning, or brand recognition may outperform us.
●	Evolving regulatory requirements for gold trading and cross-border transactions may increase our compliance costs and could restrict or delay our operations.

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●	Our ability to execute our business plan depends on the successful development, deployment, and commercialization of blockchain-based enterprise solutions for tokenized commodities, on-chain commodity markets, and treasury management, which may not materialize as expected.
●	Changes in laws and regulations, including increased regulation of blockchain technologies and digital assets, may adversely affect our business, product development, and compliance obligations.
●	Our platform may fail to achieve market adoption or effectively address key inefficiencies in the traditional gold and commodities markets.
●	Our gold-focused tokenization strategy will subject us to enhanced regulatory oversight across securities, commodities, and precious metals regimes, which may increase our compliance burdens and limit operational flexibility.
●	Discrepancies between token volume entitlements and actual gold delivery may lead to valuation uncertainty, settlement delays, and reputational harm.
●	The concentration of our holdings and strategy in gold may amplify the risks inherent in our business model and expose us to adverse market and operational developments.
●	Our gold holdings will be significantly less liquid than cash and cash equivalents and may not serve as a reliable source of liquidity in times of need.
●	Our reliance on future gold production contracts exposes token holders to counterparty and delivery risks, which could materially impair token value and platform credibility.
●	The freely transferable nature of our gold-backed tokens may increase market volatility and limit recourse for token holders in the event of disputes or enforcement actions.
●	Token holders bear the full economic risk of gold price fluctuations and potential non-performance by gold producers.
●	Our ability to build and scale a community of clients and investor end-users for blockchain-enabled financial services and products is uncertain and depends on successful market adoption, product development, and execution of our business strategy.
●	Streamex’s bullion custody infrastructure is not yet operational and may not be finalized in a timely manner or with expected third-party providers.
●	Streamex may not enter into relationships with LBMA-accredited custodians or vault providers, which could impact gold integrity and investor confidence.
●	Gold may be held on an unallocated basis, and there is no current mechanism to link tokens to individual bullion bars, which may introduce custody, transparency, and redemption risks.
●	Streamex does not currently offer physical redemption for gold and may never provide such functionality, limiting utility and investor recourse.
●	Streamex has not yet implemented an independent audit process for bullion holdings, and timing for audit implementation remains uncertain.
●	Insurance coverage on the underlying gold will be arranged by the custodian, but specific coverage terms have not yet been disclosed or finalized.
●	In the event of loss, theft, or damage to the gold, recovery of value may depend entirely on the custodian’s insurance and operational reliability.
●	Tokenholders may rank as unsecured creditors in an insolvency and may be subject to delays or losses in any distribution process.
●	Streamex retains centralized control over the token smart contracts, including upgrade authority, which may result in operational or governance risks.
●	There is no live proof-of-reserves dashboard or public confirmation of 1:1 gold backing for tokens at this time.
●	Streamex may not prevent issuance of tokens in excess of gold held if smart contract or operational safeguards fail.
●	Streamex’s tokenized gold products are expected to be classified as securities, exposing Streamex to comprehensive and evolving regulatory obligations across multiple jurisdictions.
●	Streamex has not received any no-action relief or regulatory approvals in the United States or other jurisdictions outside Canada, which may subject it to enforcement risk and limit its ability to operate.
●	Onboarding is subject to AML/KYC procedures, but compliance infrastructure and enforcement mechanisms may be evolving or incomplete.

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●	Tokens are not currently listed on any exchange, and no market makers are engaged to provide liquidity or price stability
●	Streamex has not yet defined the transferability, lock-up restrictions, or resale mechanics applicable to its tokens.
●	In the event the bullion custodian or Streamex ceases operations, tokenholders may suffer losses and may not recover their full holdings.
●	If we were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions could significantly limit our business operations and adversely affect our ability to execute our strategy.
●	The issuance of Exchangeable Shares in the Share Exchange will result in substantial dilution to existing BioSig stockholders
●	The Exchangeable Share structure introduces complexity and may create conflicts between Exchangeable Shareholders and BioSig stockholders.
●	The Share Exchange is complex and entails risks related to shareholder approvals, Nasdaq listing, dilution, and market acceptance.
●	There can be no assurance that the anticipated benefits of the Share Exchange will be realized.
●	The classification of the Exchangeable Shares as derivative liabilities will result in earnings volatility and may adversely impact our reported financial results.
●	Integration of Streamex’s operations into BioSig may disrupt ongoing operations and divert management attention.
●	Reliance on contingent Exchangeable Shares and related exchange rights could restrict liquidity and complicate capital structure management.
●	The success of the Combined Company depends in part on retaining key personnel of Streamex.

Additional factors that may affect the future results of BioSig are set forth in filings that BioSig makes with the SEC from time to time, which is available on the SEC’s website at www.sec.gov, as well as under the “Risk Factors” section of this Proxy Statement.

In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that such results will be achieved, and readers are cautioned not to place undue reliance on such forward-looking information, which speak only as of the date hereof. Except as required by law, we undertake no obligation to revise the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For all of these reasons, BioSig stockholders should not place undue reliance on forward-looking statements.

CURRENCY AND EXCHANGE RATES

Unless otherwise indicated herein, references to “$”, “US$” or “United States dollars” are to United States dollars, and references to “CAD$” or “Canadian dollars” are to Canadian dollars.

The rate of exchange on July 22, 2025, as reported by the Bank of Canada for the conversion of Canadian dollars into United States dollars was CAD$1.00 equals US$0.7347 and for the conversion of United States dollars into Canadian dollars was US$1.00 equals CAD$1.3604.

The following table sets forth, for each of the periods indicated, the high, low and average spot rates for US$1.00 in terms of Canadian dollars, as reported by the Bank of Canada.

	Year ended December 31,			Three months ended March 31,
	2022	2023	2024	2025
Rate at the end of period	$1.2678	$1.3226	$1.4389	$1.4376
Average rate during period	$1.3011	$1.3497	$1.3698	$1.4352
Highest rate during period	$1.3856	$1.3875	$1.4416	$1.4603
Lowest rate during period	$1.2451	$1.3128	$1.3316	$1.4166

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REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

The historical financial statements of Streamex included in this Proxy Statement are prepared in accordance with the United States Generally Accepted Accounting Principles (“GAAP”) and are reported in Canadian dollars. The pro forma unaudited condensed financial statements of BioSig and Streamex included in this Proxy Statement are reported in United States dollars and have been prepared in accordance with GAAP.

SUMMARY TERM SHEET

The following summary term sheet highlights selected information in this Proxy Statement related to the Share Exchange and may not contain all of the information that may be important to you. To understand the Share Exchange more fully and for a more complete description of the legal terms of the Share Exchange, we encourage you to carefully read this entire Proxy Statement, its annexes and the documents referred to or incorporated by reference in this Proxy Statement. You should carefully read and consider the entire Share Purchase Agreement and Exchange Rights Agreement, which are the legal documents that govern the Share Exchange. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement, including the Annexes which are incorporated into and form part of this Proxy Statement. Terms with initial capital letters in this summary are defined in the section titled “Questions and Answers in Connection with the Share Exchange and Related Transactions” immediately preceding this summary.

Parties

BioSig Technologies, Inc.

BioSig Technologies, Inc.

12424 Wilshire Blvd, Suite 745
Los Angeles, California 90025

BioSig Technologies, Inc., a Delaware corporation is a medical device technology company with an advanced digital signal processing technology platform, the PURE EP™ platform that delivers insights to electrophysiologists for ablation treatments of cardiovascular arrhythmias.

1540875 B.C. Ltd.

1540875 B.C. Ltd.

c/o BioSig Technologies, Inc.

12424 Wilshire Blvd, Suite 745
Los Angeles, California 90025

1540875 B.C. Ltd., a company organized under the laws of the Province of British Columbia, or Callco, is a newly formed, directly wholly-owned subsidiary of BioSig that was organized specifically for the purpose of completing the Share Exchange. Callco has engaged in no business activities to date and it has no material assets or liabilities of any kind, other than those incident to its formation and in connection with the Share Exchange.

BST Sub ULC

BST Sub ULC

c/o BioSig Technologies, Inc.

12424 Wilshire Blvd, Suite 745
Los Angeles, California 90025

BST Sub ULC, an unlimited liability company organized under the laws of the Province of British Columbia, or ExchangeCo is a newly formed, directly wholly-owned subsidiary of BioSig that was organized specifically for the purpose of completing the Share Exchange. ExchangeCo has engaged in no business activities to date and it has no material assets or liabilities of any kind, other than those incident to its formation and in connection with the Share Exchange.

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Streamex Exchange Corporation

Streamex Exchange Corporation

15th Floor, 1111 West Hastings Street,

Vancouver, BC, V6E2J3

Streamex Exchange Corporation is a gold treasury and infrastructure company building the foundation for on-chain commodity markets. With a focus on real-world asset tokenization, Streamex is developing a vertically integrated platform that combines token issuance, trading infrastructure, and physical gold holdings.

1540873 B.C. LTD.

1540873 B.C. LTD.

15th Floor, 1111 West Hastings Street

Vancouver, BC, V6E2J3

1540873 B.C. LTD., a company organized under the laws of the Province of British Columbia, as Trustee of the trust formed pursuant to the Exchange Rights Agreement, dated May 23, 2025, between BioSig, ExchangeCo, CallCo, and the Trustee, governing the rights of holders of Exchangeable Shares.

Purpose and Description of the Share Exchange

The purpose of the Share Exchange was to enhance shareholder value by combining with a privately held operating company and positioning the combined entity for future growth. Following the acquisition of Streamex, BioSig now operates two principal business segments: (i) healthcare innovation through the PURE EP™ platform and ViralClear BioSciences, and (ii) tokenized finance and real-world asset digitization through Streamex.

On May 23, 2025, BioSig entered into that certain Share Purchase Agreement, with Streamex, ExchangeCo, Callco, the Streamex Shareholders, and Trustee of the trust formed pursuant to the Exchange Rights Agreement, pursuant to which, BioSig, through ExchangeCo, on May 28, 2025, upon the Closing, acquired the Streamex Shares from the Streamex Shareholders and in exchange for the Streamex Shares, ExchangeCo issued an aggregate of 109,070,056.6977 Exchangeable Shares, at a ratio of 2.046862 Exchangeable Shares for each Streamex Share. The Exchangeable Shares are exchangeable on a one-for-one basis, in accordance with the Exchange Ratio, subject to certain adjustments, for BioSig Shares, and carry rights substantially equivalent to the BioSig Shares.

In accordance with Nasdaq listing rules, the Exchangeable Shares are not exchangeable into more than 19.9% of the outstanding BioSig Shares on a pre-transaction basis. Accordingly, BioSig is seeking stockholder approval herein of the Parent Stockholder Matters. If such approval is obtained, the Streamex Shareholders will become entitled to receive, together with the initial issuance, an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement. If stockholder approval is obtained, BioSig’s existing stockholders and holders of BioSig equivalents will collectively own 25% of the fully diluted BioSig Shares. However, if the stockholder approval is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. As required by Nasdaq’s change of control rules and regulations, BioSig will file an initial listing application for the BioSig Shares.

The Board and the Board of Directors of Streamex (the “Streamex Board”) have each unanimously approved the Share Purchase Agreement and the related transactions and determined that they are advisable, fair to, and in the best interests of their respective entities and stockholders. In connection with the transaction: (i) certain stockholders of BioSig entered into the Voting Agreements, agreeing, subject to the terms and conditions therein, to vote their shares in favor of the Parent Stockholder Matters; (ii) BioSig, ExchangeCo, CallCo, and the Trustee entered into the Exchange Rights Agreement, governing the rights of holders of Exchangeable Shares; (iii) BioSig, ExchangeCo, and CallCo entered into the Support Agreement, pursuant to which CallCo agreed to exercise call rights under certain circumstances in order to enable holders of Exchangeable Shares to receive BioSig Shares upon exchange, and ExchangeCo agreed to be bound by such obligations; (iv) at the Closing, Anthony Amato, BioSig’s Chief Executive Officer and a director, resigned as Chief Executive Officer and Henry McPhie, co-founder and Chief Executive Officer of Streamex, was appointed BioSig’s new Chief Executive Officer; (v) now, following the Closing, the Board is now comprised of six members, four designated by BioSig, who are Mr. Amato, Chris Baer, Donald F. Browne, Steven E. Abelman and two designated by Streamex, who are Mr. McPhie and Morgan Lekstrom, co-founder and Chairman of Streamex, who was also appointed Chairman of BioSig. Frederick D. Hrkac resigned from Board; (vi) Mitchell Williams was appointed Chief Investment Officer of BioSig, and (vii) BioSig filed the Certificate of Designation of the Special Voting Preferred Stock with the Delaware Secretary of State, to authorize the Special Voting Preferred Stock, which will be issued and held by the Trustee to exercise voting rights for the benefit of the Exchangeable Shareholders in accordance with the Exchange Rights Agreement. The Special Voting Preferred Stock will be delivered to the Trustee, subject to approval of the Acquisition Proposal.

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See “Share Exchange— Board of Directors and Officers.”

The Acquisition Proposal and Parent Stockholder Matters must be approved for the Share Exchange to be consummated.

The Exchangeable Shares will be issued by ExchangeCo and will carry, as nearly as reasonably practicable, equivalent economic entitlements to those of the BioSig Shares, for which they are exchangeable. Regardless of the mechanism by which the Exchangeable Shares are exchanged, and except in connection with any unpaid dividends or distributions in cash or other property, holders of the Exchangeable Shares will only receive BioSig Shares in exchange for their Exchangeable Shares. There are possible disadvantages or risks of holding Exchangeable Shares. See “Description of Exchangeable Shares, Special Voting Preferred Stock and Other Agreements.”

The Exchange Ratio pursuant to the Share Exchange is 2.046862 Exchangeable Shares for each Streamex Share. The Exchangeable Shares are exchangeable on a one-for-one basis, approximately 75% of the outstanding BioSig Shares upon completion of the Share Exchange.

For more details about the purpose of the Share Exchange, see “The Share Exchange — Purpose and Description of the Share Exchange,” and “The Share Purchase Agreement.”

Background of the Share Exchange

The provisions of the Share Purchase Agreement and Exchange Rights Agreement are the result of arm’s length negotiations between representatives of BioSig and Streamex and their respective financial and legal advisors.

For more information, see “The Share Exchange — Background of the Share Exchange.”

Reasons for the Share Exchange and Recommendation of the Board

In considering its decision to approve the Share Purchase Agreement and to authorize and approve the Share Exchange and, subject to the terms and conditions of the Share Purchase Agreement, to recommend the approval of the Parent Stockholder Matters by BioSig’s stockholders, the Board consulted with BioSig’s management, as well as BioSig’s legal and financial advisors, and considered the terms of the proposed Share Purchase Agreement, the Share Exchange and the other transactions set forth in the Share Purchase Agreement. Accordingly, the Board has determined UNANIMOUSLY to recommend to the BioSig stockholders that they vote FOR the Acquisition Proposal.

See “The Share Exchange — Reasons for the Share Exchange.”

Required Stockholder Approval for the Share Exchange

In order for the Share Exchange to be consummated, the BioSig stockholders must approve the Parent Stockholder Matters. Assuming a quorum is present, the affirmative vote of a majority of the shares entitled to vote that are present at the Special Meeting virtually or represented by proxy is required for the approval of the Acquisition Proposal.

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Voting Agreement

To the knowledge of BioSig, the BioSig Supporting Stockholders beneficially own, or exercise control or direction over, directly or indirectly, 13,849,037 BioSig Shares representing approximately 44.21% of the issued and outstanding BioSig Shares as of the Record Date, on a non-diluted basis.

On May 27, 2025, certain stockholders of Biosig (the “BioSig Supporting Stockholders”) entered into the Voting Agreement with BioSig and Streamex, pursuant to which, among other things, they agreed to cause to be counted as present for purposes of establishing quorum at the Special Meeting and to vote (or cause to be voted) the securities owned legally or beneficially by each of them or over which they exercise control or direction, as applicable, FOR the Parent Stockholder Matters, and to duly complete and cause forms of proxy in respect of all of the applicable securities held by them to be validly delivered to cause the applicable securities to be voted FOR matters related to the Share Exchange. It is the Company’s understanding that the BioSig Supporting Stockholders are not acting as members of a “group” as defined in Section 13(d) of the Exchange Act.

The Voting Agreement automatically terminates on the earlier of (a) the effective time of the approval of the Parent Stockholder Matters or (b) upon mutual written agreement of Streamex, BioSig and the stockholder thereto to terminate the Voting Agreement.

See “The Share Exchange — Voting Agreement.”

Support Agreement

On May 28, 2025, the Company, ExchangeCo, and CallCo entered into the Support Agreement, pursuant to which CallCo agreed to exercise call rights under certain circumstances in order to enable holders of Exchangeable Shares to receive BioSig Shares upon exchange, and ExchangeCo agreed to be bound by such obligations.

See “The Share Exchange — Support Agreement.”

Expenses of the Share Exchange

Except as otherwise provided in the Share Purchase Agreement, all out-of-pocket third party transaction expenses incurred in connection with the Share Purchase Agreement, the Share Exchange and the transactions contemplated thereunder, shall be paid by the party incurring such fees, costs or expenses, whether or not the Share Exchange is consummated.

See “The Share Exchange — Expenses of the Share Exchange.”

Court Approval of the Share Exchange

No court approval was required under the Share Exchange.

The Share Purchase Agreement

A description of certain provisions of the Share Purchase Agreement are included in this Proxy Statement under the heading “The Share Purchase Agreement.” The description is not comprehensive and is qualified in its entirety by the full text of the Share Purchase Agreement, which is attached as Annex A.

See “The Share Purchase Agreement.”

Completion of the Share Exchange

On May 28, 2025, the transactions contemplated by the Share Purchase Agreement were consummated and through ExchangeCo, Streamex became a wholly-owned subsidiary of BioSig.

The Share Exchange is subject to a number of conditions in addition to the approval of the BioSig stockholders of the Parent Stockholder Matters.

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Non-Solicitation of Acquisition Proposals

Each of BioSig and Streamex agreed not to solicit alternative proposals for acquisitions (“Alternative Acquisition Proposals”) prior to the Closing. BioSig and Streamex have also agreed to certain covenants and procedures for responding to an Alternative Acquisition Proposal, including certain notice requirements.

See “The Share Purchase Agreement — Additional Covenants Regarding Non-Solicitation.”

Termination of the Share Purchase Agreement

The Share Purchase Agreement included customary termination provisions that permitted either party to terminate the agreement under certain circumstances prior to the Closing of the Share Exchange, including by mutual consent or in the event of a material breach by the other party.

See “The Share Purchase Agreement — Termination of Share Purchase Agreement.”

Interests of Certain Persons in the Share Exchange

You should be aware that members of the management and Board have interests in the Share Exchange that may be in addition to or different from the interests of BioSig stockholders generally, which will present them with actual or potential conflicts of interest.

See “The Share Exchange — Interests of Certain Persons in the Share Exchange.”

Risk Factors

BioSig stockholders should carefully consider the risk factors relating to the Share Exchange. Some of these risks include, but are not limited to the possibility that the Share Exchange may not be completed; the possibility that the Streamex business will not be successful and that the Combined Company may fail to realize the anticipated benefits of the Share Exchange.

For more information, see “Risk Factors.”

RISK FACTORS

Our business operations and the risks related to Streamex and the Share Exchange are subject to numerous risks and uncertainties, including those discussed below, many of which are outside of our control, that could materially and adversely affect our business, financial condition, and results of operations. The risks and uncertainties described below are not the only ones that may affect us; additional risks that we currently consider immaterial, or of which we may currently be unaware, may also materially and adversely affect us.

Risks Related to Streamex’s Business and Industry

Our financial results and the market price of BioSig Shares may be adversely affected by fluctuations in the price of gold and the volatility inherent in digital asset markets.

Through Streamex, we are actively developing and deploying a blockchain-based platform for the tokenization of real-world asset (“RWA”) with an initial focus on gold-backed digital tokens. These tokens are intended to be backed by forward delivery contracts with gold producers and represent volumetric claims on future physical gold deliveries. As a result, the value proposition of these tokens—and the underlying demand from investors—is inherently linked to prevailing and expected future prices of gold.

While Streamex seeks to operate as a technology platform and facilitator—earning revenue through token issuance, platform usage, and transaction fees—our exposure to gold-linked digital assets introduces indirect but material risk. If the price of gold declines materially or becomes more volatile, demand for tokenized gold products may decrease, impairing our ability to successfully issue new tokens or generate secondary market activity. In addition, lower gold prices may increase counterparty risk among our gold producer partners, potentially leading to delivery defaults or contractual disputes that could harm our reputation and operations.

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Moreover, Streamex’s tokens are structured as digital assets and are subject to broader volatility and uncertainty inherent in the digital asset and blockchain ecosystem. This includes risks related to token pricing, investor adoption, smart contract execution, liquidity, regulatory scrutiny, cyber threats, and custodial integrity. The performance of our gold tokenization strategy may be further affected by sentiment across the broader digital asset market, regardless of the performance of gold itself.

As Streamex scales its balance sheet and operational footprint in support of its gold strategy, our consolidated financial results may increasingly reflect the performance of this line of business. Accordingly, any sustained disruption in the gold market or deterioration in investor confidence in digital asset–linked products could materially and adversely affect our financial condition, operating results, and the market price of BioSig Shares.

Streamex has a limited operating history and has incurred significant losses since inception.

Streamex was incorporated on April 5, 2024, and has a limited operating history upon which investors may evaluate its business, prospects, and performance. As a newly formed company, Streamex is subject to all of the risks and uncertainties typically associated with the development of a new business, including the need to attract customers, develop and commercialize its software products and services, and achieve market acceptance. Streamex has incurred significant operating losses since inception. For the period from incorporation to December 31, 2024, Streamex incurred a net loss of approximately CAD$1.7 million, and as of March 31, 2025, it had an accumulated deficit of approximately CAD$1.9 million.

The audited financial statements of Streamex for the period ended December 31, 2024, include a going concern qualification from its independent registered public accounting firm, which raises substantial doubt about Streamex’s ability to continue as a going concern. Streamex’s ability to continue as a going concern depends on its ability to obtain additional financing, generate sufficient revenue, and achieve profitability. There can be no assurance that Biosig will satisfy the conditions required to obtain the funds under its agreements with Yorkville, as described in Proposals 2 and 3, including shareholder approval of such proposals, or that Streamex will be successful in securing additional financing on favorable terms, or at all, or that it will achieve positive cash flow or profitability in the future. If Streamex is unable to address these risks, its business, financial condition, and results of operations could be materially and adversely affected.

Our gold-linked tokenization and treasury strategy may expose us to complex liquidity risks across both traditional and digital asset markets, which could adversely affect our financial results.

Through Streamex, we intend to deploy a capital strategy that includes purchasing Pre-buy gold delivery contracts and issuing tokenized representations of those interests. This model seeks to maintain a long gold position and redeploy capital across multiple issuance cycles per year to generate enhanced returns. However, this approach introduces liquidity management challenges that may impact our financial performance.

The gold market, while historically liquid, can be subject to temporary dislocations caused by geopolitical events, macroeconomic shocks, or supply chain disruptions. Similarly, emerging token markets—particularly those involving newly issued or bespoke digital assets—often exhibit reduced trading volumes, fragmented order books, and dependence on limited market makers or exchange infrastructure. These structural limitations may prevent timely exits or settlements, or may result in price slippage, widening spreads, or delayed conversions between tokenized assets and fiat currency.

Additionally, our capital recycling model assumes that tokens will be consistently issued, monetized, and reallocated across asset cycles. If investor demand softens, market infrastructure fails to scale, or counterparties default on delivery obligations, we may be forced to hold gold-linked assets for longer than expected, reducing liquidity, delaying revenue recognition, and potentially impairing balance sheet efficiency.

These liquidity risks, across both traditional bullion markets and tokenized asset venues, may limit our ability to execute our gold strategy effectively. If we are unable to timely deploy or rotate capital, or if our token products fail to achieve meaningful market traction, our financial results, cash flows, and overall operating performance could be materially and adversely affected.

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We will operate in the highly competitive gold market, and established market participants with greater resources, regulatory positioning, or brand recognition may outperform us.

Streamex seeks to operate within the global gold market, a highly competitive industry dominated by well-established financial institutions, bullion banks, ETF sponsors, precious metals dealers, and newer entrants offering gold-backed digital assets. Many of these participants possess significantly greater financial resources, broader market access, deeper liquidity, established regulatory frameworks, and longstanding relationships with institutional investors and mining counterparties.

We also may face emerging competition from blockchain-native platforms offering gold-linked tokens or decentralized finance (DeFi) products that may offer alternative value propositions or pricing advantages. Some of our competitors may already have physical custody infrastructure, tokenized offerings, or secondary markets in place, whereas our platform remains in development. In addition, we may face competition from traditional gold investment products such as exchange-traded funds (ETFs), futures contracts, and bullion dealers, which are already widely accepted by retail and institutional investors.

If we are unable to successfully differentiate our platform, build user trust, secure high-quality counterparties, or scale liquidity in our tokenized offerings, we may not be able to compete effectively. Any failure to compete successfully could adversely affect our ability to grow our market share, attract capital to our platform, or generate sustainable revenue, which would have a material and adverse effect on our business, financial condition, and results of operations.

Evolving regulatory requirements for gold trading and cross-border transactions may increase our compliance costs and could restrict or delay our operations.

Streamex’s business model involves tokenizing contractual interests in future gold deliveries and facilitating their issuance and transfer through a blockchain-based platform. This activity spans multiple regulated domains, including commodity trading, securities issuance, and digital asset markets, each of which is subject to evolving and potentially conflicting regulatory frameworks across jurisdictions.

In particular, physical gold transactions—especially those that involve international movement, pre-buy contracts, forward contracts, or financial structuring—are subject to a range of local and cross-border regulatory regimes. These include anti-money laundering (“AML”) and know-your-customer (“KYC”) requirements, import/export controls, sanctions screening, and gold traceability obligations, all of which may become more stringent as regulators focus on precious metals as a store of value in volatile markets.

Simultaneously, tokenized representations of gold delivery rights are likely to be classified as securities in many jurisdictions, including Canada and the United States, subjecting our platform to securities registration requirements, prospectus exemptions, and potential enforcement action if deemed non-compliant. As we onboard investors, counterparties, and exchanges in different countries, we must assess and adhere to multiple legal frameworks, including those applicable to broker-dealers, alternative trading systems (“ATS”) operators, stablecoin providers, and custodial service providers.

The regulatory environment for tokenized commodities and cross-border digital assets remains fluid. New legislation or guidance from regulators such as the SEC, FINTRAC, FCA, MAS, or IOSCO could impose additional disclosure, reporting, registration, or licensing requirements on our business, including on our smart contracts, custody relationships, or token design. Meeting these evolving obligations may result in significant compliance costs, delays in product rollout, or restructuring of token features.

Failure to anticipate or comply with applicable laws and regulations could limit our ability to offer products in certain jurisdictions, subject us to enforcement actions or fines, or require us to unwind existing transactions. Any such regulatory developments could materially and adversely affect our business, platform scalability, and financial performance.

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Our ability to execute our business plan depends on the successful development, deployment, and commercialization of blockchain-based enterprise solutions for tokenized commodities, on-chain commodity markets, and treasury management, which may not materialize as expected.

Streamex’s business model relies on the development and successful commercialization of blockchain-enabled infrastructure that supports the tokenization of real-world assets—beginning with gold—and the creation of on-chain commodity trading systems and treasury management strategies. Our ability to generate revenue and scale operations depends on the timely and functional integration of multiple technical, legal, and market-facing components, including:

●	Smart contracts capable of enforcing gold delivery claims;

●	Regulatory-compliant token issuance and transfer mechanics;

●	Scalable custody and proof-of-reserves solutions;

●	A compliant trading platform with liquidity support;

●	Institutional-grade treasury infrastructure for token settlement and redeployment.

Despite our early progress, none of our blockchain-based token offerings or smart contracts are yet live. The systems required to tokenize commodity flows and support digital secondary market infrastructure remain under development. There can be no assurance that our technology will function as intended, meet security or audit standards, or be accepted by market participants. Delays, bugs, third-party integration failures, or regulatory design flaws may materially impair our ability to bring products to market or to meet investor expectations.

Moreover, widespread commercial acceptance of tokenized commodity assets—particularly those not offering direct legal title to physical bullion—is uncertain and may depend on user familiarity, platform trust, macroeconomic conditions, and evolving regulatory support. Even if we successfully deploy our core infrastructure, user adoption may lag or institutional counterparties may hesitate to participate in a new digital settlement framework.

If we are unable to successfully design, launch, or scale our blockchain enterprise solutions—or if these solutions fail to gain sufficient traction among mining companies, custodians, market makers, or institutional investors—our ability to execute our strategic plan and generate sustainable revenue may be materially and adversely affected.

Changes in laws and regulations, including increased regulation of blockchain technologies and digital assets, may adversely affect our business, product development, and compliance obligations.

The legal and regulatory environment applicable to blockchain-based platforms, digital asset issuance, and tokenized financial products is rapidly evolving. Streamex’s business involves the creation and distribution of tokenized claims on physical commodities through blockchain infrastructure. This structure intersects with regulatory regimes governing securities, commodities, financial services, payments, data privacy, and cross-border transactions. Any material change in applicable laws, regulatory guidance, or enforcement priorities could adversely affect our operations, increase compliance burdens, or require us to modify, delay, or cancel certain product offerings.

In particular, governments and regulatory agencies globally—including the SEC, the Commodity Futures Trading Commission (CFTC), the Canadian Securities Administrators, and other international bodies—have signaled increased scrutiny over blockchain-based activities. Areas of focus include the classification of digital tokens as securities, the registration of platforms as broker-dealers or ATS, custody and safekeeping standards, and AML compliance. Heightened regulation could also affect how smart contracts are governed, how token transfers are tracked, and how compliance responsibilities are allocated among issuers, custodians, and technology providers.

Changes in applicable law could impose new licensing or registration requirements, require changes to our token architecture, restrict our ability to engage in cross-border token sales, or subject our personnel or counterparties to additional oversight. In addition, regulatory developments may outpace technological adaptation, resulting in uncertainty or fragmentation that inhibits innovation or market adoption.

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Complying with new or modified regulatory regimes could require significant legal, operational, and technical resources. Failure to comply—or perceived non-compliance—with applicable regulatory requirements may result in fines, enforcement actions, product delays, reputational harm, or even the inability to operate in certain jurisdictions. Any such developments could materially and adversely affect our business, prospects, and financial condition.

Our platform may fail to achieve market adoption or effectively address key inefficiencies in the traditional gold and commodities markets.

Streamex’s business model is predicated on the belief that blockchain-based tokenization can address long-standing inefficiencies in the gold and broader commodities markets—such as limited access to production financing, lack of real-time settlement infrastructure, illiquidity of physical delivery contracts, and restricted investor access. However, there is no assurance that our platform will gain traction among miners, institutional investors, traders, or other key market participants.

Many participants in the traditional gold market operate within established commercial relationships, regulatory frameworks, and settlement processes that may be resistant to change or skeptical of blockchain-based alternatives. Institutional investors may be slow to embrace smart contract–enforced claims, particularly those that do not confer direct legal title to physical assets. Similarly, mining counterparties may prefer traditional financing models, and existing exchanges may be unwilling to support tokens issued through non-traditional mechanisms.

Even if the technology performs as intended, our platform may fail to differentiate itself meaningfully from other gold-backed token offerings or digital asset infrastructure providers, several of whom already have established user bases, liquidity, and regulatory licenses. Without sustained user engagement and ecosystem development, Streamex may struggle to reach commercial scale or justify its infrastructure investment.

If we are unable to demonstrate compelling advantages over traditional commodity market solutions—or if potential users are unwilling to change entrenched behaviors—our platform may not achieve meaningful adoption, which would materially and adversely affect our business prospects, financial performance, and growth trajectory.

Our gold-focused tokenization strategy will subject us to enhanced regulatory oversight across securities, commodities, and precious metals regimes, which may increase our compliance burdens and limit operational flexibility.

Streamex’s core business strategy involves the issuance of tokenized pre-buy or forward contracts representing claims on future physical gold deliveries. This hybrid structure—combining elements of traditional commodity finance with blockchain-based digital asset issuance—triggers overlapping regulatory frameworks that are subject to heightened scrutiny from global regulators.

In particular, gold markets are subject to extensive regulation related to sourcing, trading, delivery, and custodianship. Regulatory bodies such as the London Bullion Market Association (“LBMA”), the Financial Transactions and Reports Analysis Centre of Canada (FINTRAC), the U.S. Department of the Treasury, and various central banks impose rules around gold purity standards, provenance, AML, and sanctions compliance. Our partnerships with bullion custodians, reliance on forward delivery arrangements, and participation in global trade flows may trigger reporting, licensing, and inspection obligations under these frameworks.

In parallel, the tokenization of gold-linked instruments is expected to be treated as the issuance of securities in most jurisdictions, subjecting Streamex to securities laws, including prospectus exemptions, resale restrictions, investor suitability rules, and ongoing disclosure obligations. In the U.S., Canada, and elsewhere, regulators have signaled increased oversight of digital asset instruments, especially those that function as investment contracts or derivative-like structures.

Given the nature of our gold strategy—which spans physical commodities, token issuance, and decentralized infrastructure—we anticipate enhanced regulatory oversight from multiple authorities across jurisdictions. This may include periodic audits, product-level reviews, cross-border compliance restrictions, and the potential need for broker-dealer, ATS, or commodity pool operator registrations. In some cases, new or revised rules could require us to alter token design, restrict certain investor types, or suspend offerings in affected jurisdictions.

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Complying with these layered regulatory obligations will require significant legal, technical, and financial resources. Failure to meet applicable standards—or regulatory determinations that contradict our structural assumptions—could result in enforcement actions, civil or criminal penalties, loss of licensure, reputational harm, or business disruption. As a result, our gold strategy may expose us to enhanced compliance risks and may materially and adversely affect our ability to operate, scale, or compete effectively.

Discrepancies between token volume entitlements and actual gold delivery may lead to valuation uncertainty, settlement delays, and reputational harm.

Streamex’s gold-backed tokens represent contractual entitlements to specified quantities of future gold deliveries under forward production agreements with mining counterparties. Unlike standardized futures—which benefit from daily mark-to-market processes and centralized clearing—these OTC forward-style contracts lack standardized intermediaries and are custom-tailored to each issuance. As a result, tokenholders rely heavily on counterparty performance and accurate reserve accounting.

Tokenholders expect a one-to-one correspondence between tokens held and ounces of delivered gold. However, operational shortfalls, supplier underperformance, logistical setbacks, assay discrepancies, or external disruptions (e.g., regulatory or force majeure events) may impair Streamex’s ability to fulfill volumetric entitlements. Unlike futures markets, there is no daily margining, so any shortfall is realized only at settlement.

In the context of tokenized digital assets, settlement risk is exacerbated when settlement finality on-chain does not align with actual asset delivery off-chain. According to the Bank for International Settlements, token arrangements can introduce mismatches between token issuance, asset availability, and transfer finality—raising risk around incomplete settlement.

If Streamex cannot deliver the full gold volumes represented by its tokens—or if deliveries are delayed—tokenholders may experience difficulty redeeming tokens, confront valuation discrepancies, and lose confidence in the platform. Such issues could erode secondary market liquidity, prompt margin or reserve adjustments, and trigger reputational or regulatory scrutiny. Ultimately, these challenges could materially impair our business model, financial condition, and long-term growth potential.

The concentration of our holdings and strategy in gold may amplify the risks inherent in our business model and expose us to adverse market and operational developments.

Streamex’s intended tokenization and treasury strategy may be heavily concentrated in gold. A substantial portion of our revenue model, investor offering, and balance sheet exposure in likely to be tied to the forward acquisition, tokenization, and settlement of gold-based assets. While gold is traditionally viewed as a stable store of value, such concentration will enhance our exposure to a single asset class and a narrow set of market and operational risks.

Gold markets are subject to a range of external forces including macroeconomic policy shifts, inflation expectations, interest rate volatility, geopolitical instability, and currency fluctuations. Any adverse developments in these areas—such as sustained declines in gold prices, weakening institutional demand, or tightening of physical delivery infrastructure—could materially impact the perceived value of our tokenized products and reduce investor demand.

Additionally, our reliance on a limited number of mining counterparties and custodial partners to secure, deliver, and safeguard the underlying gold creates additional counterparty and operational concentration risks. Any delivery failures, disputes over assay or purity, vaulting limitations, or insurance shortfalls could have disproportionate effects on our token programs and financial stability.

Unlike diversified financial institutions or asset managers, Streamex has not yet expanded into other commodities or asset classes, which limits our ability to hedge or offset commodity-specific shocks. Until we achieve broader asset diversification or launch a multi-asset tokenization strategy, our strategic focus on gold will continue to heighten our vulnerability to gold-specific pricing, supply, and market confidence risks.

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Such concentration may impair our liquidity, restrict capital rotation, increase volatility in our platform, and reduce investor confidence—all of which could materially and adversely affect our business, financial results, and long-term prospects.

Our gold holdings will be significantly less liquid than cash and cash equivalents and may not serve as a reliable source of liquidity in times of need.

As part of our asset-backed token issuance model, Streamex anticipates holding a substantial portion of its assets in physical or reserved gold—whether directly, through special purpose vehicles, or under forward delivery arrangements with mining counterparties. While gold is widely regarded as a store of value, it lacks the immediate liquidity and transactional flexibility of cash or cash equivalents, particularly in a corporate treasury context.

Unlike cash, which can be deployed immediately to satisfy operational expenses, service debt, or meet regulatory obligations, gold holdings may require conversion through third-party custodians, sales in potentially illiquid or volatile markets, or settlement of contractual obligations over extended periods. Additionally, when gold is tied up in structured forward contracts or token reserves, we may face legal or practical constraints on its conversion or redeployment, particularly during times of market stress or when platform users seek redemption or exit en masse.

If Streamex or its parent company BioSig encounters liquidity needs that exceed the available cash on hand, the reliance on gold or tokenized gold reserves may limit our ability to respond rapidly. This could impair our capacity to meet obligations, delay strategic execution, or require unfavorable asset liquidations. These risks may be further exacerbated in periods of gold market disruption, reduced token liquidity, or custodial access constraints.

As a result, the presence of gold holdings on our balance sheet should not be viewed as equivalent to cash or near-cash instruments. Our reliance on less liquid assets may materially and adversely affect our financial flexibility and resilience in periods of operational or market stress.

Our reliance on future gold production contracts exposes token holders to counterparty and delivery risks, which could materially impair token value and platform credibility.

Streamex’s gold-backed tokens are to be supported by forward production agreements with gold mining companies, under which physical gold is to be delivered to designated custodians over a multi-year period. These arrangements are critical to our ability to issue tokenized volumetric claims and to maintain user confidence in the platform’s integrity and solvency.

However, unlike fully allocated, immediately available bullion, forward delivery contracts are subject to performance and operational risk by the producing counterparty. If a mining partner fails to meet its contractual delivery obligations—due to operational setbacks, financial distress, regulatory issues, political instability, or force majeure events—the shortfall in physical gold would create a mismatch between token entitlements and actual reserves.

Such a shortfall may delay or prevent redemption, impair secondary market trading, trigger enforcement procedures, or require restructuring of token terms. Moreover, tokenholders bear indirect exposure to the creditworthiness and operational reliability of third-party producers over whom Streamex has limited control once contracts are executed.

While Streamex expects to include customary protective provisions in its contracts—including default remedies, step-in rights, and delivery enforcement mechanisms—there can be no assurance that these protections will be sufficient in all scenarios or enforceable across jurisdictions. In the event of counterparty failure or dispute, tokenholders may suffer financial loss, and Streamex may face reputational damage, regulatory scrutiny, or legal claims.

These risks could materially and adversely affect the value, utility, and credibility of our token offerings, and may impair our ability to scale operations or attract institutional participation.

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The freely transferable nature of our gold-backed tokens may increase market volatility and limit recourse for token holders in the event of disputes or enforcement actions.

Streamex’s tokenized gold instruments are intended to be designed to be freely transferable across jurisdictions and market participants, subject to applicable securities law restrictions. While this transferability is intended to promote liquidity and market participation, it also introduces potential risks that may negatively impact token holders and the platform.

In particular, the ability to transfer tokens freely may contribute to increased price volatility, especially during periods of market stress, limited secondary market liquidity, or when macroeconomic conditions affect gold pricing or digital asset sentiment. Without the stabilizing effects of centralized pricing, redemption windows, or regulated exchange mechanisms, token values may diverge significantly from the underlying value of the referenced gold, creating dislocation and confusion in the market.

Additionally, the decentralized and pseudonymous nature of blockchain transactions may make it difficult to trace token ownership, enforce contractual rights, or resolve disputes. If a token holder experiences a delivery failure, smart contract malfunction, or counterparty breach, the ability to seek legal redress may be limited, particularly where tokens have changed hands multiple times or are held by unidentifiable or offshore counterparties.

Furthermore, the unrestricted nature of transfers may limit Streamex’s ability to monitor or enforce compliance with investor eligibility criteria, sanctions obligations, or secondary trading restrictions, potentially exposing the platform to regulatory risk.

As a result, while transferability is a key feature of our token model, it may also amplify volatility, obscure liability, and limit recourse for holders. These dynamics could undermine investor confidence and materially affect the performance and perception of our tokenized offerings.

Token holders bear the full economic risk of gold price fluctuations and potential non-performance by gold producers.

Our gold-backed tokens are likely to be designed to pass through the underlying economics of forward gold delivery contracts directly to token holders. Unlike traditional fixed-income or principal-protected securities, the tokens confer no guarantees of return, no entitlement to interest or dividends, and no legal title to physical bullion. Rather, they intend to represent a contractual claim—via smart contract—on a specified volume of gold expected to be delivered by third-party mining counterparties at a future date.

As such, token holders are likely to be fully exposed to fluctuations in the price of gold, which can be volatile and influenced by a wide range of macroeconomic factors including changes in interest rates, central bank policies, inflation expectations, geopolitical events, currency fluctuations, and broader commodity cycles. A decline in gold prices may significantly reduce the market value of the tokens, regardless of the issuer’s performance or platform functionality.

In addition, token holders are subject to the credit and operational risk of the gold producers. If a mining counterparty fails to deliver the contracted volume of gold—whether due to financial distress, operational failure, regulatory or permitting challenges, labor disputes, environmental incidents, or other force majeure events—token holders may not receive the underlying asset to which they are contractually entitled. Streamex does not guarantee delivery and will not compensate token holders in the event of counterparty default. Token holders would, in such cases, be required to rely on contractual remedies, which may be limited or difficult to enforce, particularly in cross-border or distressed scenarios.

Furthermore, the value of the tokens may also be affected by perceived risks of non-performance, creating additional market volatility even absent an actual default. This may impair token liquidity, reduce investor confidence, and undermine secondary market activity.

Investors in Streamex’s tokens must be prepared to assume all economic consequences associated with the performance of the underlying gold asset and counterparty obligations. These structural risks could materially and adversely affect tokenholder returns, Streamex’s platform adoption, and our long-term financial performance.

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Our ability to build and scale a community of clients and investor end-users for blockchain-enabled financial services and products is uncertain and depends on successful market adoption, product development, and execution of our business strategy.

Streamex’s growth depends on the successful creation and sustained expansion of an engaged ecosystem of users, including institutional investors, commodity producers, custodians, liquidity providers, and individual tokenholders. We aim to position our platform as a digital infrastructure layer for the issuance, trading, and settlement of tokenized real-world assets, beginning with gold. However, there is no assurance that we will succeed in attracting and retaining a critical mass of users necessary to support token liquidity, market activity, and platform revenues.

Market adoption of blockchain-based financial services—particularly in the context of real-world commodity assets—remains nascent and subject to skepticism from both traditional finance and regulatory stakeholders. Many investors and institutions are unfamiliar with or cautious toward tokenized instruments, decentralized smart contracts, or cross-border digital asset frameworks. In addition, competing platforms or legacy products may already command greater trust, scale, or regulatory clarity.

Our success also depends on timely and effective product development. Delays in launching smart contracts, integrating with exchanges, securing custodial relationships, or offering user-friendly interfaces may hinder onboarding or reduce retention. Similarly, failure to provide sufficient liquidity, transparency, or user protections could impair adoption and reduce network effects.

If we are unable to effectively execute our business strategy or develop products that meet the expectations of target users, we may not achieve sufficient traction to support our platform. This could materially limit our revenue potential and long-term viability.

Risks Related to Bullion Custody and Token Structure

Streamex’s bullion custody infrastructure is not yet operational and may not be finalized in a timely manner or with expected third-party providers.

Streamex’s business model is predicated in part on the secure custody and verification of physical gold underlying its tokenized asset offerings. As of the date of this filing, Streamex has not finalized custodial arrangements with third-party bullion banks or vault providers, and its custody infrastructure remains under development. While Streamex anticipates forming institutional relationships with tier 1 bullion custodians—such as LBMA-accredited institutions—there can be no assurance that such arrangements will be completed on commercially acceptable terms or within the anticipated timeline.

Delays in finalizing custodial relationships may hinder Streamex’s ability to issue gold-backed tokens or fulfill obligations to tokenholders. Moreover, changes in market conditions, counterparty requirements, or regulatory expectations may require Streamex to adjust its custody framework, which could involve additional costs, redesign of smart contract logic, or further compliance reviews. If Streamex is unable to secure robust and reputable custody infrastructure, the credibility, security, and auditability of its tokenized gold offerings may be compromised.

Additionally, any failure to implement secure, transparent, and insured bullion custody arrangements could expose Streamex and its tokenholders to increased operational, legal, and reputational risk, including the risk of asset loss, mismanagement, or disputes over title. These developments could materially and adversely affect platform adoption, investor confidence, and Streamex’s future revenue streams.

Streamex may not enter into relationships with LBMA-accredited custodians or vault providers, which could impact gold integrity and investor confidence.

Streamex’s business model contemplates the tokenization of physical gold backed by bullion held in secure custody. The integrity of this model depends significantly on Streamex’s ability to partner with well-established, LBMA-accredited custodians or vault operators that meet international “Good Delivery” standards for bullion storage, insurance, and auditability. As of the date of this filing, Streamex has not executed binding agreements with any such custodians and remains in the process of evaluating potential partners.

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There can be no assurance that Streamex will be able to secure custodial relationships with LBMA-accredited institutions on acceptable terms, or at all. Inability to partner with such providers may result in the use of custodians or vaults that lack recognized industry accreditation or global credibility. This may compromise investor confidence in the underlying gold collateral and introduce risks relating to traceability, delivery assurance, or insurance coverage.

Moreover, absence of LBMA-accredited custody may impair Streamex’s ability to undergo third-party audits, provide proof-of-reserves attestation, or satisfy institutional onboarding criteria, potentially limiting token adoption and hindering access to global liquidity venues. These limitations could materially and adversely affect Streamex’s brand, the perceived legitimacy of its token offerings, and its broader business and financial prospects.

Gold may be held on an unallocated basis, and there is no current mechanism to link tokens to individual bullion bars, which may introduce custody, transparency, and redemption risks.

Streamex’s gold-backed tokens are intended to represent a contractual right to a specific volume of gold, not legal title to a specific bullion bar. Streamex anticipates that some or all of the physical gold may be held on an unallocated basis by third-party custodians, which means the gold is pooled and not specifically assigned to individual tokenholders or even to Streamex in segregated accounts. Unallocated holdings increase reliance on the creditworthiness and operational soundness of the custodian and may expose tokenholders to higher counterparty risk.

Furthermore, Streamex does not currently offer or contemplate a mechanism to link each token to a specific gold bar with a verifiable serial number, refiner, and assay certificate. While Streamex expects to rely on LBMA “Good Delivery” standards to ensure overall bullion integrity, the absence of a traceability layer means tokenholders cannot verify or redeem against individually earmarked bars. This lack of granularity may reduce transparency and auditability, create potential ambiguity in settlement or redemption scenarios, and undermine confidence in the one-to-one relationship between tokens and underlying gold.

In jurisdictions where asset traceability and segregated title are regulatory priorities, these structural limitations may raise compliance concerns or reduce the appeal of Streamex’s offering to institutional participants. Any doubts regarding the adequacy of custody practices or the fidelity of gold backing could adversely impact token valuation, platform credibility, and Streamex’s overall business strategy.

Streamex does not currently offer physical redemption for gold and may never provide such functionality, limiting utility and investor recourse.

Streamex’s gold-backed tokens are intended to represent a contractual right to a specified volume of gold but do not currently entitle holders to redeem their tokens for physical delivery of bullion. While Streamex may consider offering physical redemption functionality in the future, there is no assurance that such functionality will be implemented or, if implemented, that it will be available to all tokenholders or in all jurisdictions.

The absence of physical redemption limits the practical utility of the tokens for investors seeking direct access to physical gold or off-chain delivery options. It may also reduce the tokens’ appeal as a substitute for traditional gold instruments such as allocated bullion, exchange-traded products, or futures contracts that permit physical settlement.

Moreover, without a redemption mechanism, tokenholders are entirely dependent on the liquidity and pricing of the secondary token market for realizing value, which could be affected by market volatility, exchange access, or broader sentiment toward digital assets. In stressed market conditions or in the event of custodian default, tokenholders may have limited legal or practical recourse to claim the underlying bullion.

The inability to redeem tokens for physical gold may adversely impact investor confidence, constrain adoption by institutional or conservative investors, and limit the perceived reliability of Streamex’s gold-backed token model. This could materially and adversely affect our business, financial condition, and results of operations.

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Streamex has not yet implemented an independent audit process for bullion holdings, and timing for audit implementation remains uncertain.

A key element of investor confidence in asset-backed digital tokens is the assurance that the underlying collateral exists, is securely held, and matches the volume of issued tokens. As of the date of this filing, Streamex has not yet established or implemented an independent audit framework to verify the existence and sufficiency of bullion backing its gold-linked tokens. While Streamex expects to follow industry norms for proof-of-reserves and independent attestations, no binding arrangements for audit services are currently in place.

Without an active and recurring audit program, tokenholders and other market participants must rely on internal records and representations, which may not provide sufficient assurance of collateral integrity. The absence of third-party verification may also impede institutional onboarding, affect regulatory perception, and reduce transparency in both primary offerings and secondary trading.

Delays in implementing an audit process—or the inability to secure reputable independent auditors—may further weaken market confidence and prevent Streamex from satisfying anticipated best practices for custodial oversight and reserve validation. Any such deficiencies could result in reputational harm, regulatory scrutiny, or reduced demand for Streamex’s products, all of which could materially and adversely affect Streamex’s business, operating results, and growth prospects.

Insurance coverage on the underlying gold will be arranged by the custodian, but specific coverage terms have not yet been disclosed or finalized.

Streamex intends to rely on third-party custodians to store the physical gold backing its tokenized products, and it is expected that such custodians will maintain insurance against loss, theft, or damage to the bullion under custody. However, as of the date of this filing, Streamex has not finalized custodial agreements, and the specific terms, scope, and limits of any applicable insurance coverage have not been disclosed or contractually confirmed.

There can be no assurance that the insurance ultimately arranged by the custodian will be comprehensive, sufficient in amount, or maintained continuously. Coverage may be subject to exclusions, limitations, or caps that could leave certain risks unprotected, particularly in the case of force majeure events, cyber-related incidents, or operational failures. Furthermore, if a loss occurs and the custodian’s insurer declines to pay or delays payment, tokenholders may bear the economic impact of such loss due to the absence of direct contractual rights under the insurance policy.

Uncertainty regarding the adequacy or enforceability of insurance arrangements may raise concerns about the security of the gold reserves and undermine market confidence in Streamex’s token offerings. Any perceived or actual deficiency in insurance coverage could materially and adversely affect Streamex’s reputation, token value, and overall business prospects.

In the event of loss, theft, or damage to the gold, recovery of value may depend entirely on the custodian’s insurance and operational reliability.

Streamex’s business model involves issuing digital tokens backed by physical gold held in custody with third-party vault providers. In the event of a loss, theft, or physical damage to the bullion, Streamex does not directly insure the gold; rather, it expects that insurance coverage will be arranged by the custodian. As a result, any recovery of value would likely depend entirely on the custodian’s insurance policies, their claims process, and the custodian’s ability and willingness to comply with their contractual obligations.

There is no guarantee that the insurance maintained by the custodian will be sufficient to cover all losses, that claims will be paid promptly or in full, or that the terms of coverage will address all types of risks. Moreover, Streamex may have limited ability to enforce or benefit from the custodian’s insurance if Streamex is not named as an insured party or beneficiary.

In addition, Streamex is exposed to operational and financial risks related to the custodian itself, including insolvency, internal mismanagement, or cybersecurity incidents. If the custodian fails to safeguard the bullion or fulfill its obligations, tokenholders may face substantial delays in recovery or incur total loss of value, particularly given the absence of any direct ownership or redemption rights in the gold.

Such events could severely impact Streamex’s credibility, impair the value of its tokens, and lead to reputational, regulatory, and financial harm.

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Tokenholders may rank as unsecured creditors in an insolvency and may be subject to delays or losses in any distribution process.

Streamex’s tokenized gold products will confer contractual rights to a specified volume of gold, but may not provide legal title to physical bullion or any perfected security interest. In the event of Streamex’s insolvency or liquidation, tokenholders are not expected to have priority claims over Streamex’s assets, including the underlying gold reserves. Instead, they may be treated as general unsecured creditors.

As unsecured creditors, tokenholders would rank behind secured creditors and other priority claimants in any distribution of Streamex’s remaining assets. There can be no assurance that tokenholders would receive the full value of their claims, or any value at all, particularly in a distressed or contested proceeding. Moreover, resolution of creditor claims in cross-border insolvencies can be complex, time-consuming, and subject to conflicting jurisdictional rules.

While Streamex intends to use special purpose vehicles (“SPVs”) as bankruptcy-remote issuers to isolate risk, the effectiveness of these structures has not been tested and may be limited by regulatory, contractual, or judicial interpretation. If the SPVs fail to function as intended, tokenholders may be exposed to enterprise-level risks of the parent company or affiliates.

This structural risk could materially and adversely affect the perceived security and value of Streamex’s token offerings, especially in times of market stress or regulatory intervention, and may deter adoption by institutional investors.

Streamex retains centralized control over the token smart contracts, including upgrade authority, which may result in operational or governance risks.

Streamex’s gold-backed tokens are expected to operate on public blockchain infrastructure, with smart contracts developed and deployed by Streamex. While decentralization is often viewed as a key attribute of blockchain-based assets, Streamex currently intends to retain centralized control over its token smart contracts, including the authority to modify, upgrade, pause, or terminate contract functions.

Although such control is intended to ensure security, regulatory compliance, and flexibility to respond to technical issues or market changes, it also introduces operational and governance risks. Errors or misjudgments in implementing upgrades or exercising control rights could result in unintended consequences, token malfunction, or loss of tokenholder value. Centralized control also increases the risk of insider threats or external compromise, particularly if administrative keys or access credentials are not properly secured.

Moreover, market participants may perceive centralized control as inconsistent with DeFi principles, potentially limiting adoption among investors who prioritize trustless infrastructure. Regulatory authorities may also view such control as indicative of issuer responsibility for the token’s operations and risks, which could heighten Streamex’s compliance obligations under securities, commodities, or consumer protection laws.

These risks could negatively affect the reliability, security, and market acceptance of Streamex’s tokenized products and may adversely impact Streamex’s reputation and financial performance.

There is no live proof-of-reserves dashboard or public confirmation of 1:1 gold backing for tokens at this time.

Transparency around collateralization is essential to building trust in asset-backed digital tokens. As of the date of this filing, Streamex has not launched a real-time or publicly accessible proof-of-reserves dashboard to confirm that issued gold-backed tokens are fully supported by an equivalent volume of vaulted bullion. In the absence of such a mechanism, tokenholders and market participants must rely solely on Streamex’s internal records and representations.

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The lack of independent, real-time validation may raise concerns among investors, counterparties, and regulators regarding the sufficiency and accuracy of Streamex’s gold reserves. This is particularly relevant in the context of blockchain-based financial products, where decentralized verification and transparency are commonly expected.

Failure to implement a robust proof-of-reserves system in a timely manner—or if such a system is perceived as unreliable or insufficiently transparent—could undermine confidence in Streamex’s token issuance practices. This may impair secondary market liquidity, reduce institutional participation, and increase regulatory scrutiny, any of which could materially and adversely affect Streamex’s reputation, token valuation, and business prospects.

Streamex may not prevent issuance of tokens in excess of gold held if smart contract or operational safeguards fail.

A foundational element of Streamex’s business model is to be the issuance of gold-backed tokens intended to represent specific, contractually defined quantities of physical gold. This 1:1 linkage between tokens and gold reserves is designed to ensure trust, transparency, and value integrity. However, the effectiveness of this framework depends on both the proper functioning of smart contract logic and sound internal controls.

If the underlying smart contracts contain flaws, are misconfigured, or are compromised through a security breach, Streamex may unintentionally issue tokens exceeding its actual gold reserves. Similarly, if internal recordkeeping or reconciliation practices fail—whether due to human error, system malfunction, or inadequate oversight—Streamex could lose track of reserve levels or erroneously authorize new issuance.

Such over-issuance could lead to a mismatch between outstanding token volume and the gold actually held in custody, triggering valuation discrepancies, reputational harm, and potential legal liability. Investors may lose confidence in Streamex’s controls, and regulators may view the incident as a failure to comply with securities, commodities, or consumer protection standards.

Failure to prevent or promptly detect issuance errors could materially and adversely affect the price, liquidity, and market acceptance of Streamex’s tokens, and may expose Streamex to enforcement actions, class actions, or contractual claims from impacted tokenholders.

Streamex’s tokenized gold products are expected to be classified as securities, exposing Streamex to comprehensive and evolving regulatory obligations across multiple jurisdictions.

Based on the Supreme Court’s Howey test and updated SEC guidance, tokens representing contractual claims on gold deliveries are likely to meet the definition of an “investment contract” and thus be treated as securities under U.S. law. As confirmed in the Coinbase Global, Inc. S-1 filing, “A particular crypto asset’s status as a ‘security’ … is subject to a high degree of uncertainty”. The SEC has reiterated this position in recent enforcement actions and filings, emphasizing that most tokens involving profit expectations and reliance on centralized efforts—especially those tied to traditional assets like gold—may qualify as securities.

Consequently, Streamex must ensure compliance with stringent regulatory frameworks, including:

●	Registration or exemption of primary token issuances under the Securities Act;

●	Registration of secondary trading platforms—such as broker-dealers, ATS, or national securities exchanges;

●	Regular disclosures, financial reporting, and audit obligations;

●	Robust AML/KYC, transfer agent, and resale restriction policies.

Failure to comply could expose Streamex to enforcement actions, civil liabilities, and investor rescission demands. Such outcomes are consistent with SEC regulatory posture in Coinbase, which prompted investigations related to offering alleged unregistered securities tokens, staking programs, and wallet services.

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Additionally, SEC staff recently clarified that tokens associated with centralized issuer control, profit-driven marketing, or token-structure authority (e.g., pausing or burning tokens) are more likely to be deemed securities—even absent official guidance—reinforced by “‘reasonable expectation of profit’ plus ‘issuer influence’” principles.

Outside the U.S., jurisdictions including Canada, the EU, and Singapore maintain similar classifications for tokenized assets. While Streamex operates under a Canadian Exempt Market Dealer license, any expansion into the U.S. or other foreign markets could trigger additional registrations or exemptive relief obligations—each accompanied by costs, delays, and shifting legal interpretations.

Should regulatory authorities determine that Streamex’s tokens are unregistered securities—or should new securities rules for tokenized assets be enacted—Streamex could be required to:

●	Halt token sales;

●	Rework token mechanics to comply with securities regulation;

●	Secure broker-dealer or exchange registration;

●	Recall or delist tokens;

●	Compensate investors or unwind transactions.

Such outcomes could significantly restrict token liquidity, delay platform rollouts, burden operations with compliance costs, and limit Streamex’s ability to scale its gold-token and RWA strategy.

Streamex has not received any no-action relief or regulatory approvals in the United States or other jurisdictions outside Canada, which may subject it to enforcement risk and limit its ability to operate.

As of the date of this prospectus, Streamex has not obtained no-action relief, exemptive orders, or other formal regulatory approvals from the SEC, the CFTC, or any other regulatory authority outside Canada. While Streamex currently operates under an exempt market dealer registration in Canada, any offer, sale, or promotion of tokens in other jurisdictions—including the United States—may be deemed to involve the offering of securities, derivatives, or other regulated instruments.

Without such relief or registrations, Streamex could be subject to enforcement actions, civil penalties, or demands for rescission from investors if regulators determine that its operations violate local securities or commodities laws. In the United States, for example, the SEC has pursued enforcement actions against digital asset platforms and issuers that did not register their offerings or trading venues, or that failed to otherwise comply with applicable securities laws. Similarly, the CFTC has taken the position that certain digital asset transactions may fall within its regulatory remit, including under rules applicable to commodity interests, swaps, and futures.

In addition to the United States, other jurisdictions—such as the European Union, the United Kingdom, and Singapore—have implemented or are actively developing bespoke regulatory regimes for tokenized assets. The absence of licensing or approvals in these markets may preclude Streamex from offering its products or services there, or may require substantial modifications to Streamex’s structure, disclosures, or technology stack to achieve compliance.

Furthermore, if Streamex were to engage in marketing, issuance, or token transfer activities that are later found to have triggered regulatory obligations outside of Canada, it could face retroactive enforcement, forced platform modifications, investor claims, reputational damage, or operational disruptions.

Until Streamex obtains the necessary authorizations, relief, or determinations from relevant regulatory bodies in key markets, its ability to scale, onboard institutional investors, and operate a cross-border digital asset platform will remain highly constrained.

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Onboarding is subject to AML/KYC procedures, but compliance infrastructure and enforcement mechanisms may be evolving or incomplete.

Streamex’s ability to conduct its token offerings and operate its digital platform is contingent on its implementation of AML and KYC protocols that comply with applicable legal and regulatory requirements. Although Streamex currently relies on its status as a Canadian exempt market dealer to onboard investors under existing compliance procedures, the design, scope, and technical enforcement of these controls remain under development and may not yet meet the heightened expectations of global regulators, financial institutions, or institutional investors.

Digital asset markets, particularly those involving cross-border transactions and asset-backed tokens, face increasing scrutiny under global AML frameworks such as the Financial Action Task Force recommendations and U.S. Bank Secrecy Act rules. Streamex’s current infrastructure may not yet include fully integrated tools for sanctions screening, politically exposed person flagging, suspicious activity reporting, or automated transaction monitoring.

If Streamex’s AML/KYC controls are deemed insufficient, improperly enforced, or inconsistently applied, Streamex could face enforcement actions, fines, reputational damage, or restrictions on banking, custody, or exchange access. In addition, counterparties, including bullion custodians, market makers, and institutional investors, may decline to engage with Streamex without confidence in the robustness of its compliance program.

Failure to build, maintain, and enforce a comprehensive AML/KYC framework could impede Streamex’s ability to scale operations, access global markets, or establish the credibility necessary to attract and retain users on its tokenization platform.

Tokens are not currently listed on any exchange, and no market makers are engaged to provide liquidity or price stability.

As of the date of this filing, Streamex’s tokenized products, including its gold-backed tokens, are not listed on any centralized or decentralized exchange, nor has Streamex engaged any market makers to support liquidity or maintain price stability in secondary markets. Without an active trading venue or committed liquidity providers, investors may be unable to sell their tokens on a timely basis or at favorable prices, which could materially impair the perceived and actual value of the tokens.

The absence of listing arrangements may also limit price discovery, widen bid-ask spreads, and increase the risk of abrupt price volatility due to low trading volumes or concentrated holdings. Moreover, without market maker participation, tokens may be more susceptible to manipulation or speculative trading, especially in periods of market stress or heightened interest in gold or commodity-based digital assets.

Further, the listing of tokenized assets on regulated exchanges is subject to a range of legal, operational, and jurisdictional requirements, including but not limited to exchange approvals, securities law compliance, and compatibility with listing standards. There can be no assurance that Streamex will succeed in listing its tokens on any exchange in the near term, or at all.

In the absence of accessible, liquid secondary markets, tokenholders may be unable to exit their positions efficiently, and Streamex may face challenges in achieving broad adoption of its platform among institutional or retail investors seeking tradable, fungible digital asset products.

Streamex has not yet defined the transferability, lock-up restrictions, or resale mechanics applicable to its tokens.

As of the date of this filing, Streamex has not finalized or publicly disclosed the legal and operational terms governing the transferability, lock-up periods, or secondary resale mechanics of its tokenized gold products or other digital assets. These elements are critical to determining how tokens may be held, sold, or traded, both in primary and secondary markets. Without defined rules, investors lack clarity on their ability to exit positions, participate in secondary liquidity, or comply with applicable securities law restrictions.

In the absence of well-defined and enforceable transfer restrictions or lock-up terms, there is an increased risk that tokens may be transferred in violation of applicable securities laws, which could expose Streamex and tokenholders to legal liability, rescission claims, or enforcement actions. Conversely, overly restrictive mechanics could hinder investor participation, reduce market liquidity, or impair the attractiveness of the tokens as financial instruments.

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Additionally, resale rules under securities law (e.g., Rule 144 under the Securities Act) may require holding periods, reporting obligations, and affiliate restrictions, none of which can be operationalized without clearly documented and enforceable mechanics.

Until such terms are disclosed and implemented through smart contracts, tokenholder agreements, or platform-level controls, investors face material uncertainty regarding the liquidity, portability, and regulatory treatment of their tokens. This uncertainty could limit institutional interest, raise compliance burdens, and adversely affect Streamex’s ability to execute its digital asset strategy.

In the event the bullion custodian or Streamex ceases operations, tokenholders may suffer losses and may not recover their full holdings.

Streamex’s business model will rely heavily on third-party bullion custodians to store and safeguard the physical gold that underpins its tokenized assets. These custodians are expected to maintain insurance and adhere to industry best practices, but no such arrangements are currently finalized or operational. In the event that a bullion custodian ceases operations—whether due to insolvency, regulatory action, negligence, or other disruption—Streamex may have limited or no ability to promptly retrieve or substitute the underlying gold, which could impair the value or redeemability of the associated tokens.

Additionally, Streamex itself is a newly formed company with no established operating history and has not yet implemented bankruptcy-remote structures that would insulate tokenholders from the risks of issuer failure. If Streamex were to cease operations or enter insolvency proceedings, tokenholders may be treated as unsecured creditors and subject to delays, write-downs, or total losses in the claims process.

Neither the custodians nor Streamex may be able to guarantee uninterrupted access to the gold reserves or to administer the token rights effectively during such periods of disruption. As a result, tokenholders may face material impairment in value, diminished liquidity, and a lack of clear recourse, which could have a significant adverse effect on the perceived reliability and attractiveness of the Streamex platform.

If we were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions could significantly limit our business operations and adversely affect our ability to execute our strategy.

The Investment Company Act of 1940 (the “1940 Act”) imposes significant regulatory burdens on entities that meet the definition of an “investment company.” Under Sections 3(a)(1)(A) and 3(a)(1)(C) of the 1940 Act, a company may be deemed to be an investment company if it is or holds itself out as being primarily engaged in the business of investing, reinvesting, or trading in securities or if it owns or proposes to acquire investment securities that comprise more than 40% of the value of its total assets (excluding government securities and cash items) on an unconsolidated basis. Rule 3a-1 under the 1940 Act provides a safe harbor from investment company status, subject to limitations on the proportion of assets and income derived from investment securities.

Streamex is a software development company that intends to develop and commercialize blockchain-based solutions for tokenized commodities, including gold, decentralized trading infrastructure, and blockchain-enabled capital markets products. Our primary business is the development of technology and platforms—not investing in or trading securities. However, given that our business model involves the issuance and management of tokenized assets that may be deemed securities in certain jurisdictions, there is a risk that regulators such as the SEC could take the position that Streamex or a Streamex-affiliated issuer is engaged in investment company activities.

The application of the 1940 Act to digital assets, including tokenized commodities and smart contract-based financial products, is evolving and may raise novel interpretive issues. For example, in 2022 the SEC brought an action against BlockFi Lending LLC, asserting that it was operating as an unregistered investment company due to its securities-based loan portfolio and related activities. Similarly, tokenized gold products or SPVs used in Streamex’s structure—depending on their asset composition, investor rights, and operational model—may raise comparable concerns.

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If we were to be deemed an investment company, or if our tokenization activities were construed as causing us to engage in investment company activities under the 1940 Act, we could become subject to significant restrictions, including limitations on leverage, capital structure, affiliated transactions, and the issuance of different classes of securities. Moreover, we may be required to register as an investment company, divest certain operations, or restructure our product lines and legal entities—any of which could have a material adverse effect on our business, financial condition, and prospects.

We intend to conduct our operations and structure our product offerings in a manner designed to comply with available exemptions and to avoid investment company status. However, there can be no assurance that regulators will not challenge our characterization of our business activities or that we will continue to qualify for applicable exemptions. If we were deemed to be an investment company and failed to register as such or to qualify for an exemption, we could be subject to enforcement actions, penalties, and reputational harm.

Risks Related to the Share Exchange

The issuance of Exchangeable Shares in the Share Exchange will result in substantial dilution to existing BioSig stockholders.

In connection with the Share Exchange, BioSig issued a significant number of Exchangeable Shares through its wholly owned Canadian subsidiary to the former shareholders of Streamex, which Exchangeable Shares are exchangeable into BioSig Shares on a one-for-one basis (subject to adjustment). Upon stockholder approval of certain matters described in the Share Purchase Agreement, former Streamex Shareholders will become entitled to receive Exchangeable Shares representing 75% of the fully diluted common equity of BioSig, with current BioSig securityholders retaining only 25% on a fully diluted basis.

The substantial dilution to existing BioSig stockholders will significantly reduce their percentage ownership and voting power in BioSig and could adversely affect the market price of BioSig Shares. In addition, the issuance of such a large number of new shares could increase the risk of future downward pressure on the stock price due to investor concerns regarding dilution, uncertainty around the integration of Streamex’s business, or questions about BioSig’s long-term strategy in transitioning into the digital commodity tokenization space.

Moreover, because the Exchangeable Shares may ultimately be exchanged for freely tradable BioSig Shares (subject to certain contractual and regulatory limitations), there could be additional selling pressure in the public market if recipients of Exchangeable Shares seek to liquidate their positions, which could further depress the trading price of BioSig Shares. If BioSig’s stockholders do not approve the stockholder matters required under Nasdaq rules for the full exchangeability of the Exchangeable Shares, the Exchange Ratio would be increased under the terms of the Share Purchase Agreement, which could result in even greater dilution.

Accordingly, the issuance of the Exchangeable Shares represents a significant shift in the capital structure of BioSig that may dilute existing stockholders’ economic and voting interests and materially and adversely affect the trading price of BioSig Shares.

The Exchangeable Share structure introduces complexity and may create conflicts between Exchangeable Shareholders and BioSig stockholders.

In connection with the Share Exchange, BioSig issued Exchangeable Shares through a Canadian subsidiary to the former shareholders of Streamex. These Exchangeable Shares are intended to mirror the economic rights of BioSig Shares and are exchangeable into BioSig Shares on a one-for-one basis (subject to certain adjustments), with voting rights exercised through the Special Voting Preferred Stock held by the Trustee on behalf of the Exchangeable Shareholders.

The interests of Exchangeable Shareholders and holders of BioSig Shares introduces administrative and legal complexity in managing investor rights, voting, dividends (if any), and redemption mechanics. The presence of Exchangeable Shareholders and holders of BioSig Shares may result in divergent interests, particularly in situations involving corporate governance, M&A transactions, recapitalizations, or amendments to organizational documents. For example, actions that benefit BioSig stockholders directly may not always be perceived as beneficial to Exchangeable Shareholders and vice versa, especially if delays, technical barriers, or jurisdictional complications affect the exchangeability or liquidity of Exchangeable Shares. Further, because the Exchangeable Shares are accounted for as derivative liabilities under ASC 815, their fair value will be remeasured each reporting period. This accounting treatment may heighten investor focus on short-term share price movements and create additional uncertainty for both Exchangeable Shareholders and common stockholders regarding the financial impact of these instruments.

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Moreover, the structure requires BioSig to coordinate with the Trustee, and potentially third-party service providers to administer shareholder rights and ensure consistency between share classes. These obligations may increase compliance and administrative burdens and lead to potential disputes over share treatment, exchange timing, or access to corporate communications and information.

In the event of disputes or differing interests between classes, the Board and management may face conflicting fiduciary duties, particularly if the resolution of such disputes has a material effect on share value or voting outcomes. Any perceived or actual imbalance in the treatment of Exchangeable Shareholders versus common stockholders could create reputational risk and investor dissatisfaction.

Accordingly, the Exchangeable Share structure may introduce complexities and inter-class tensions that could adversely affect corporate governance, increase compliance and legal costs, and impair Streamex’s ability to respond quickly to strategic opportunities.

The Share Exchange is complex and entails risks related to shareholder approvals, Nasdaq listing, dilution, and market acceptance.

Pursuant to the Share Purchase Agreement, 109,070,079 Exchangeable Shares were issued to Streamex Shareholders at a fixed Exchange Ratio (2.0469 Exchangeable Shares per Streamex Share), subject to adjustments. These shares are exchangeable into BioSig Shares at a ratio of one share of BioSig Shares for one Exchangeable Share, but the exchange is capped at 19.9% of pre-transaction BioSig Shares outstanding until subsequent shareholder approval is obtained. If shareholder approval as described below is not granted within six months, the ratio shifts to 1.25 shares of BioSig Shares for every one Exchangeable Share. Following Closing, the Trustee will hold the Special Voting Preferred Stock to facilitate voting rights for holders of Exchangeable Shares. The parties have agreed to certain corporate governance changes as set forth in the Parent Stockholder Matters.

Failure to secure such approvals could result in governance uncertainty, forced adjustments to the Exchange Ratio, uncertainty about the capitalization of the post-transaction entity or dilution concerns. If the transaction is not completed on expected terms—or if the market perceives BioSig as a shell or proxy for a private enterprise—our post-merger equity may be subject to volatility, depressed valuations, or investor reticence. Moreover, complex share structures and dilution from the potential exchange of a large number of Exchangeable Shares could materially impair shareholder value, investor base confidence, and our ability to raise capital. Further, to the extent required by Nasdaq’s change of control rules and regulations, BioSig will file an initial listing application for the BioSig Shares and there is no guarantee that such application will be approved.

There can be no assurance that the anticipated benefits of the Share Exchange will be realized.

While the Share Exchange was undertaken to align BioSig with Streamex’s blockchain-driven commodity platform and expand into digital asset infrastructure, there can be no assurance that the anticipated operational, strategic, or financial benefits of the transaction will be achieved within expected timeframes or at all. The integration of a software-based, pre-commercial tokenization business into a legacy medical device company presents a number of challenges, including disparate regulatory regimes, different investor bases, varied compliance obligations, and potential cultural and operational mismatches. Realizing synergies will require substantial managerial attention and resource allocation. The combined company may not be able to execute its revised strategic plan effectively, or may face unforeseen legal, market, or operational obstacles that delay or prevent the delivery of value to shareholders.

Furthermore, given that Streamex is in a development-stage and pre-revenue phase, the financial projections, strategic objectives, and technological milestones that underpinned the rationale for the Share Exchange may not materialize as expected, if at all. Market conditions, changes in digital asset regulation, or the failure of Streamex’s product roadmap could render the anticipated benefits speculative or unattainable. If the expected synergies and market opportunities are not realized, the Share Exchange could ultimately result in a diversion of capital and management focus without corresponding returns to investors, adversely affecting the business, prospects, and market value of the combined company.

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The classification of the Exchangeable Shares as derivative liabilities will result in earnings volatility and may adversely impact our reported financial results.

The Exchangeable Shares issued as part of the Streamex acquisition are classified as derivative liabilities under ASC 815 because the instrument contains provisions that adjust the settlement amount, causing the settlement to be of a variable nature. The contract limits the number of shares deliverable upon settlement to 19.99% of BioSig’s fully diluted common equity outstanding prior to the transaction to ensure compliance with applicable stock exchange rules, and if shareholder approval is not obtained within six months of the effective date of the Exchange Agreement, the conversion ratio automatically increases from 1.00 to 1.25 per share. Both of these provisions are inconsistent with the requirements for a fixed-for-fixed forward or option on equity shares and, therefore, preclude equity classification.

As a result, we are required to record these Exchangeable Shares as a derivative liability at fair value, with changes in fair value recognized in earnings each reporting period. The fair value of this derivative liability will fluctuate based on changes in the price of our common stock and other valuation inputs, which could result in significant non-cash gains or losses in future periods, regardless of our operating performance. These fluctuations could increase the volatility of our reported net income or loss, potentially affecting investor perception of our financial condition and the market price of our common stock.

Integration of Streamex’s operations into BioSig may disrupt ongoing operations and divert management attention.

The successful integration of Streamex’s operations, personnel, technology, and corporate infrastructure into BioSig following the Share Exchange is subject to numerous risks and uncertainties that could materially and adversely affect the combined company’s business, financial condition, and prospects. Streamex operates in a distinct and highly specialized industry—blockchain-enabled commodity tokenization—which is operationally, technologically, and culturally different from BioSig’s historical focus in medical technology and signal processing.

Integrating these two businesses will require significant time, effort, and expense, including aligning financial reporting systems, corporate governance protocols, internal controls, IT infrastructure, and personnel structures. In the near term, the integration process may result in unexpected liabilities, diversion of key personnel, disruption to customer or counterparty relationships, loss of institutional knowledge, or failure to maintain employee morale and productivity.

Further, management’s focus on integration efforts may limit its ability to effectively oversee existing operations or capitalize on new opportunities, particularly within BioSig’s legacy healthcare segments. If the integration is not executed successfully, the combined company may fail to realize anticipated synergies or strategic objectives, which could impair Streamex’s competitive position, lead to inefficiencies, and negatively impact financial performance and stockholder value. In addition, operational disruptions or delays in integrating key business functions, including regulatory compliance and financial reporting, could increase the risk of material weaknesses or delay future capital-raising efforts.

Reliance on contingent Exchangeable Shares and related exchange rights could restrict liquidity and complicate capital structure management.

Following the Share Exchange, Streamex Shareholders hold Exchangeable Shares which are convertible into BioSig Shares only after requisite shareholder consents are secured. Until these consents are obtained, Exchangeable Shares may be illiquid or subject to heightened trading restrictions, limiting the ability of holders to monetize their positions. Additionally, BioSig has the right to redeem Exchangeable Shares held by third-party shareholders once outstanding shares fall below certain thresholds or upon a “US Parent Control Transaction,” which may force sales into potentially thin markets at unfavorable valuations. Such redemptions are noncash in nature, as they are settled through the delivery of BioSig Shares rather than cash consideration.

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This structure introduces complexities for capital planning and balance sheet liquidity. The dual-tranche nature of convertible equity may frustrate alignment between public and private shareholders, complicate financial forecasting, and amplify market speculation around dilution or replay ratios. Uncertainty or perceived inequities in the exchange and retraction mechanics may impair stockholder trust, depress trading volume, and constrain our ability to use equity as currency for future capital or transaction initiatives.

The success of the Combined Company depends in part on retaining key personnel of Streamex.

The future performance and growth of the combined company following the Share Exchange will depend in significant part on the continued service and contributions of Streamex’s key management, technical, and operational personnel, including its co-founders, executive officers, blockchain engineers, and product development team. These individuals possess deep institutional knowledge of Streamex’s platform architecture, strategic partnerships, regulatory roadmap, and gold tokenization framework—insights that are not easily replaceable and are critical to the successful execution of Streamex’s business model within BioSig.

There can be no assurance that these key employees will remain with the combined company after the consummation of the Share Exchange. Integration-related uncertainties, changes in compensation or incentive structures, cultural misalignment, or divergent corporate priorities may increase the risk of attrition. Moreover, the demand for experienced talent in the blockchain and digital asset industries remains highly competitive, and Streamex may be unable to match compensation or opportunity expectations to retain top personnel.

The loss of any of Streamex’s key executives or personnel could delay product development, hinder regulatory engagement, disrupt strategic planning, and impair the operational continuity of the digital asset platform. Even if replacement candidates can be identified, onboarding and transition costs could be substantial and may not yield equivalent institutional knowledge or capabilities.

If Streamex is unable to retain critical members of its team, or if such personnel become disengaged or less effective during the integration process, the combined company’s ability to realize the anticipated benefits of the Share Exchange could be materially and adversely affected.

Regulatory authorities may not agree with our conclusion that the Share Exchange should be accounted for as a business combination using the acquisition method with BioSig as the accounting acquirer or with our assessment that BioSig was not a “shell company” prior to the transaction, which could subject us to additional regulatory burdens, restatements, and limitations on future capital raising.

We currently intend to account for the Share Exchange between Streamex and BioSig as a business combination using the acquisition method with BioSig as the accounting acquirer. Consequently, the historical financial statements of BioSig will serve as the continuing financial statements of the combined entity for all periods prior to the acquisition date, while Streamex’s identifiable assets and liabilities will be measured at fair value on the acquisition date and any excess of consideration over the fair value of those net assets will be recognized as goodwill. However, the determination of accounting acquirer status under U.S. GAAP is judgmental and depends on facts and circumstances, including the relative size, management composition, and control of the post-combination entity.

Further, if the SEC or another regulator ultimately concludes that Streamex—not BioSig—is the accounting acquirer, or that the share-exchange should be treated as a reverse recapitalization. In such a case, Streamex’s historical financial statements would become the continuing financial statements of the combined company, and BioSig would be treated as the acquired entity for accounting purposes. No goodwill or other intangible assets would be recorded, as this type of transaction is considered a capital-raising event rather than a business combination under ASC 805. Reclassification of the transaction as a reverse recapitalization could materially change our financial statement presentation and may lead to delays in our registration process, restatements of prior-period financials, and increased auditor and regulatory scrutiny.

Additionally, although BioSig has historically operated a medical device business, there is a risk that the SEC may characterize it as a “shell company” under Rule 405 of the Securities Act due to the nature of the transaction and its financial profile at the time of the Share Exchange. The SEC has recently taken an expansive view of what constitutes a “shell” in transactions involving private companies entering public markets via reverse mergers. If BioSig were deemed to have been a shell company, the combined company would be treated as a “former shell company,” triggering significant regulatory consequences.

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Among other things, we would be ineligible to use short-form registration statements on Form S-3 for at least 12 months, would be limited in our ability to rely on Rule 144 for the resale of restricted securities, and would be classified as an “ineligible issuer” for three years—precluding use of forward incorporation in registration statements and other streamlined communication tools. These limitations could restrict our ability to raise capital efficiently, affect the liquidity of our securities, and impose additional disclosure burdens on our registration statements. In addition, stockholders may face extended holding periods, resale limitations, and potential underwriter liability under Rule 145(d) or Rule 144(i).

If the SEC disagrees with our accounting or regulatory position, the consequences could include delays in our filings, restatements, inability to rely on certain exemptions or safe harbors, or the imposition of further compliance obligations. Any of the foregoing could adversely affect our operations, reputation, access to capital markets, and the market value of our securities.

INFORMATION ABOUT STREAMEX

The below is an overview of Streamex’s business and certain other information about Streamex that may be relevant to investors. For purposes of this section the words “we,” “our,” “us,” and “Streamex” in this section refers to Streamex.

Overview

Streamex was incorporated on April 5, 2024 under the laws of British Columbia. On May 14, 2024, Streamex changed its name from “Streamx Exchange Corporation” to “Streamex Exchange Corporation.” Streamex’s corporate office and registered records office are located at 1111 West Hastings Street, Floor 15, Vancouver, BC, Canada V6E 2J3.

Following the acquisition of Streamex on May 23, 2025, BioSig, the parent entity of Streamex, now operates two principal business segments: (i) healthcare innovation through our PURE EP™ platform and ViralClear BioSciences, and (ii) tokenized finance and RWA digitization through Streamex.

Streamex is developing a blockchain-based technology platform intended to support the tokenization of real-world assets, including future production contracts, royalties, and other physical asset interests. Streamex aims to operate as an infrastructure provider, enabling the future issuance, trading, and custody of digital tokens backed by tangible commodities, beginning with gold. The platform remains under development and has not yet launched or facilitated any asset tokenization or exchange activity.

Business Model

Nature of Operations

Streamex is a software development company focused on building advanced digital infrastructure for the tokenization and exchange of commodity-linked financial products. Streamex combines proprietary intangible assets, a skilled workforce, and a structured operational framework created to produce outputs in the form of:

●	Tokenized RWAs.

●	Decentralized exchange infrastructure.

●	Private placement and capital markets access platforms.

●	Gold denominated structured products.

These outputs are expected to enable monetization through multiple fee-based and recurring revenue models across the commodity and digital asset lifecycle.

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Streamex Revenue Streams

Streamex’s revenue model consists of the following core business lines:

1.	Tokenization of RWAs: Streamex seeks to enable the digital transformation of tangible and intangible assets—such as future gold deliveries, royalties, and real estate—into blockchain-based tokens. Revenue is generated through:

○	Issuance fees on new token creation;

○	Secondary trading and exchange-related transaction fees; and

○	Platform access and usage fees.

2.	Exchange Infrastructure: Streamex will operate a compliant digital exchange for trading tokenized assets. The platform supports listing, custody, and liquidity mechanisms for RWAs. Revenue streams include:

○	Transaction and trading fees;

○	Listing fees for new tokens; and

○	Liquidity provisioning incentives and spreads.

3.	Private Placement and Capital Markets Access: Streamex intends to offer access to tokenized instruments representing private placements and structured deals for institutional and qualified investors. Revenue sources include:

○	Underwriting and origination fees;

○	Placement agent fees; and

○	Subscription-based services and investor access products.

For the three months ended March 31, 2025, Streamex generated approximately $200,000 in revenue. Streamex anticipates continued revenue growth following the Share Exchange, supported by increased issuance activity, platform usage, and capital deployment.

Streamex Strategy

Streamex’s initial product offering is intended to be a tokenized gold financing program, whereby it will enter into pre-buy contracts with mining operators for the future delivery of gold. In these arrangements:

●	The gold producer receives upfront funding from Streamex.

●	Streamex obtains the contractual right to receive a defined volume of gold at maturity.

●	The delivery rights are tokenized and issued to investors as blockchain-based volumetric claims.

●	The tokens are tradable and settleable globally, with holders bearing the full economic risk and return associated with changes in gold prices and mine performance.

Streamex expects to earn revenue through origination fees, token sale spreads, and treasury capital redeployment, while operating with minimal direct exposure to commodity price risk.

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Growth Strategy

Streamex plans to scale its operations through:

●	Increasing the number and volume of tokenized gold contracts.

●	Launching a secondary marketplace to improve token liquidity.

●	Expanding the platform to support additional asset classes such as industrial metals, energy royalties, and other RWAs.

●	Partnering with institutional market participants for underwriting, syndication, and capital markets integration.

Streamex also intends to scale its internal treasury strategy, re-deploying capital across multiple token issuance cycles per year to increase gold-linked asset holdings and maximize capital efficiency.

Regulatory and Compliance

Streamex’s operations are subject to a complex and evolving landscape of domestic and international laws and regulations applicable to digital assets, securities, commodities, and financial services. As a company that will engage in the issuance and facilitation of tokenized commodity-based financial products, Streamex must comply with regulations in multiple jurisdictions that govern:

●	Securities issuance and trading;

●	Commodity forward contracts and derivatives;

●	AML and KYC compliance;

●	Custody and transfer of digital assets; and

●	Market structure, broker-dealer, and exempt market dealer requirements.

Streamex currently holds a minority interest in a Canadian Exempt Market Dealer license and may exercise an option to acquire control of that license in the future. Streamex is not currently registered or licensed to offer securities or commodities in the United States or any jurisdiction outside of Canada. Streamex may expand to offering tokens outside of Canada in the future, including in the U.S., subject to obtaining the appropriate regulatory approvals, registrations, or no-action relief from securities or commodities regulators.

Tokens proposed to be issued through the Streamex platform are expected to be securities under applicable U.S., Canadian, and international securities laws. Accordingly, any future token issuance will be subject to the full scope of regulatory compliance applicable to securities offerings, including offering registration or reliance on private placement exemptions, compliance with KYC and AML protocols, and broker-dealer or exchange-related regulations.

Technology Platform

Streamex’s proprietary tokenization protocol supports:

●	Asset onboarding and digitization

●	Smart contract enforcement

●	Investor onboarding (with AML/KYC)

●	Trading, settlement, and compliance workflows

Streamex seeks to actively develop features such as real-time proof-of-reserves dashboards, physical redemption protocols, and third-party custodial integrations.

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Seasonality

Our business may be subject to certain seasonal trends that could affect operating results and capital deployment patterns. In particular, Streamex’s platform activity and revenue generation may be influenced by:

●	Commodity market cycles: Gold trading volumes and investor demand historically exhibit seasonal strength in the first and fourth quarters, coinciding with macroeconomic events, fiscal year-end planning, and cyclical demand from institutional investors. These periods may correspond to increased issuance of gold-backed tokens and higher platform activity.

●	Capital markets activity: Private placements and structured product issuance often rise in the first half of the calendar year, aligning with corporate planning cycles and institutional capital allocations. This may impact our capital markets access and origination revenue.

●	Operational and settlement lags: Due to the nature of forward delivery contracts and tokenized asset structuring, Streamex’s recognition of revenue may reflect project origination or token settlement cycles rather than constant month-to-month issuance, resulting in periodic lumpiness in revenues and expenses.

●	Holiday and calendar effects: Platform usage may be lower during summer months and major holiday periods due to reduced institutional activity and gold market closures, particularly in North America and Europe.

While these trends may impact short-term results, our long-term revenue visibility is tied to strategic issuance cycles, treasury deployment opportunities, and the overall growth of tokenized real-world asset markets. As the platform matures and token liquidity deepens, we expect these seasonal effects to moderate.

Competition

Large financial firms are entering the RWA tokenization arena:

●	Pax Gold (PAXG) issues gold-backed tokens, redeemable one-for-one for physical gold stored in LBMA vaults, with $810M market cap.
●	Securitize, Inc., a regulated issuer of security tokens, has enabled $4B+ in tokenized assets (including tokenized treasury and equity funds) using regulated infrastructure.
●	Tradeweb and other institutional platforms are integrating blockchain capabilities into conventional markets, complementing the trend.

Other RWA tokenization platforms—e.g., Tokeny, Polymesh, and Spydra—span real estate, carbon credit, and commodities segments, reflecting broadening market demand. This evolving landscape validates Streamex’s initiative while highlighting the need for strong competitive positioning.

Employees

As of March 31, 2025, Streamex employed a core team of technical, operational, and executive professionals based in Vancouver, British Columbia. Streamex’s workforce consists of 1 full time employees and 5 independent contractors, which includes blockchain engineers, software developers, financial analysts, and professionals with expertise in commodity structuring and tokenization. This team supports Streamex’s software development, token issuance, compliance, and capital markets initiatives.

Streamex’s human capital model emphasizes operational agility and cost discipline. Streamex’s ability to execute on its strategic plan is dependent on the continued contributions of its highly skilled team. None of Streamex’s employees are represented by a labor union, and Streamex has experienced no labor-related disruptions. Management believes its employee and contractor relations are strong and that Streamex is well-positioned to scale its workforce to meet operational demands as it expands its platform and tokenization activities.

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Transactions With Related Parties

Founder Shares

On June 6, 2024, Streamex issued 83,333 Streamex Shares to Morgan Lekstrom, Chairman of Streamex and now also BioSig and 83,333 Streamex Shares to Henry McPhie, CEO of Streamex and now also BioSig, valued at $0.15 for an aggregate amount of $24,999.90 (the “Incorporators’ Share Allotment”). On November 26, 2024, Streamex issued an aggregate of 29,449,998 Streamex Shares to the following officers and directors of Streamex, 13,749,999 Streamex Shares to Henry McPhie, valued at 0.0001 for $1,375.00, 13,749,999 Streamex Shares to Morgan Lekstrom, valued at 0.0001 for $1,375.00, and 1,950,000 Streamex Shares to Sean Roosen, Director of Streamex, valued at 0.025 for $48,750.00 (the “Founders”).

Exchangeable Shares

In connection with the Share Purchase Agreement, Henry McPhie, Morgan Lekstrom, and Mitch Williams as shareholders of Streamex, received 21,014,450, 20,707,421, and 937,382 Exchangeable Shares, respectively. The Exchangeable Shares were issued to the above on the same terms and conditions as those issued to the other Streamex Shareholders.

Finders Agreements

In connection with the transactions contemplated by the Exchange Rights Agreement, on May 27, 2025, BioSig and Streamex entered into agreements (the “Finder Agreements”) with each of three different finders (each, a “Finder”). Pursuant to the Finder Agreements, as compensation for the Finders’ introductions of Streamex to BioSig management, BioSig agreed to issue to the Finders BioSig Shares no later than two business days following shareholder approval of the Parent Stockholder Matters, representing an aggregate of 3.75% of its outstanding BioSig Shares immediately prior to the Closing. The Finder Agreements expressly disclaim any participation by a Finder in the negotiation, structuring, advisory, or securities-related services in connection with the Share Purchase Agreement.

Policy and Procedures Governing Related Party Transactions

The Streamex Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

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Legal Proceedings

As of the date of this Proxy Statement, there are no material legal proceedings, and no contemplated legal proceedings known to be material, to Streamex, to which Streamex is a party or of which any of Streamex or its respective property is the subject matter.

Market Price of Common Stock and Dividends and Related Matters of Streamex

Market Price

Streamex Shares are not listed on a national exchange or quoted on the OTC Markets.

Assuming successful application for initial listing with Nasdaq, we anticipate that the BioSig Shares will continue to be listed on Nasdaq and will trade under the Combined Company’s new name “Streamex Exchange Corporation” and we expect the new trading symbol to be “STEX.”

Dividends

Streamex has never declared or paid any cash dividends on the Streamex Shares and does not anticipate paying any cash dividends in the foreseeable future. Any future determination to declare cash dividends will be made at the discretion of the Combined Company’s board of directors, subject to applicable law and contractual restrictions and will depend on its financial condition, results of operations, capital requirements, general business conditions and other factors that such board of directors may deem relevant.

Current Capitalization of Streamex

Streamex’s outstanding securities as of December 31, 2024 are as follows (all figures in CAD$):

Description of Security(1)	Number of Shares Outstanding as of December 31,2024
Common shares	40,665,203
Warrants	-
RSUs	-
TOTAL Shares Issued & Outstanding	40,665,203

Statement of Streamex Executive Compensation

The table below sets forth the compensation earned by the executive officers of Streamex as of December 31, 2024.

	Shares	Salary (CAD$)
Henry McPhie	-	$12,495
Morgan Lekstrom	-	$49,684
		$62,179

Stock Options and other Compensation Securities

There were no compensation securities granted or issued to any named executive officer and director by Streamex or one of its subsidiaries during the financial year ended December 31, 2024, for services provided or to be provided, directly or indirectly, to Streamex or any subsidiary thereof.

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Exercise of Compensation Securities by Directors and Streamex Named Executive Officers

There were no compensation securities exercised by a director or named executive officer of Streamex during the financial year ended December 31, 2024.

Securities Authorized For Issuance Under Equity Compensation Plans

The following provides information as of December 31, 2024, with respect to the compensation plans under which equity securities of Streamex are authorized for issuance.

The number of Streamex Shares reserved for issuance under Streamex’s compensation plans is 4,066,520.

Summary of the Streamex Exchange Corporation 2024 Omnibus Share Incentive Plan

The Streamex Exchange Corporation 2024 Omnibus Share Incentive Plan was approved by the board of directors of Streamex on December 3, 2024, and was effective as of the same date (the “Streamex Incentive Plan”).

Pursuant to the Streamex Incentive Plan, employees, directors or consultants of Streamex may be granted share options and restricted share units (“RSUs”). The Streamex Incentive Plan is designed to align the interests of participants with those of shareholders and to promote long-term value creation. The maximum number of common shares issuable under the Streamex Incentive Plan is equal to 10% of Streamex’s issued and outstanding shares on a non-diluted basis at any given time.

RSUs generally vest over a period of not less than one year from the date of grant, except in connection with death or certain corporate transactions. Stock options may be granted with terms of up to 10 years and become exercisable in accordance with the vesting schedule and conditions established at the time of grant. Awards are subject to forfeiture upon termination for cause. In other termination scenarios (including without cause, retirement, or disability), unvested awards generally terminate, while vested RSUs are settled and vested options may remain exercisable for a limited time.

In the event of a “Triggering Event,” which includes a change of control, merger, asset sale, public listing, or other specified transactions, all outstanding RSUs will fully vest and become payable, subject to a one-year minimum vesting requirement unless the participant ceases to be eligible in connection with such event. The board of directors of Streamex may also accelerate vesting of options, allow them to be exercised prior to termination, or substitute them with replacement awards. Option holders must receive at least 10 days’ notice prior to termination of their awards in connection with a Triggering Event.

The board of directors of Streamex administers the Streamex Incentive Plan and retains discretion to amend or terminate it, subject to applicable regulatory or shareholder approvals.

Employment Agreements, Termination and Change of Control Benefits

Anthony Amato

On May 28, 2025, BioSig and Anthony Amato entered into (i) the First Amendment to the Executive Employment Agreement (the “First Amendment”) and (ii) a letter agreement (the “Right to Place”). Pursuant to the First Amendment, Mr. Amato is entitled to severance pay of $400,000, less applicable deductions, payable in equal installments over eight months and full acceleration of all outstanding equity awards, fully vested and exercisable, with an extended post-resignation exercise period for his stock options. Pursuant to the Right to Place, Mr. Amato has agreed not to sell his securities of BioSig for a period of 12 months without first offering them to BioSig. The Right to Place also provides BioSig with a limited right to purchase such shares prior to any third-party sale. Mr. Amato’s resignation did not result from any disagreement with BioSig on any matter relating to its operations, policies, or practices.

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Mitchell Williams

On May 30, 2025, Streamex entered into an executive employment agreement with Mitchell Williams (the “Williams Employment Agreement”) pursuant to which Mr. Williams will serve as Chief Investment Officer, effective as of May 28, 2025. Pursuant to the Williams Employment Agreement, Mr. Williams will receive an annual base salary of $500,000 and is eligible to receive an annual bonus based on performance goals established by Streamex and Mr. Williams. For 2025, Mr. Williams is entitled to a minimum bonus equal to 100% of his base salary, payable upon the Streamex’s regular annual bonus timeline or earlier upon (i) any transaction or series of related transactions resulting in or involving a change in control of Streamex; an initial public offering; or any other transaction (including an investment into Streamex by a third party) in which holders of common shares receive distribution of cash or another benefit by reason of their status as shareholders (the “Williams Liquidity Event”).

As soon as practicable after the establishment of Streamex’s equity incentive plan, Mr. Williams will receive an award of 1,000,000 RSUs, which will vest over 18 months from the effective date, with a three-month cliff followed by quarterly vesting. The RSUs will vest in full upon a Liquidity Event or a Protected Termination (as defined below). If such an event occurs prior to the grant, Mr. Williams is entitled to a cash payment equal to the value of the RSUs.

In the event Mr. Williams’ employment is terminated by Streamex without cause or by Mr. Williams for good reason (each, a “Protected Termination”), Mr. Williams will be entitled to (i) twelve months of base salary; (ii) continued or reimbursed health coverage for twelve months; (iii) a prorated annual bonus for the year of termination; and (iv) accelerated vesting of all unvested RSUs or other equity awards. Upon a termination due to death or disability, Mr. Williams (or his estate) will receive the accrued obligations and a prorated annual bonus. If Mr. Williams resigns without good reason, he must provide one month’s notice and is entitled only to accrued compensation. In the event of a termination for cause, Mr. Williams is entitled only to unpaid base salary and accrued obligations.

The Williams Employment Agreement also includes confidentiality obligations, expense reimbursement, and entitles Mr. Williams to six weeks of paid vacation per year, in addition to “comp time” for weekend work or travel. The Williams Employment Agreement supersedes any prior agreements between Mr. Williams and Streamex, including the termination of a prior advisor agreement upon its effectiveness.

Pension Plan Benefits

No pension or retirement benefits plans have been instituted and none are proposed at this time.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Streamex has had no disagreements with Davidson & Company LLP, its accountants on accounting and financial disclosure.

Composition of the Board of Directors Following the Closing

The following table provides information regarding the directors of the Combined Company after the Closing:

Name	Age	Position
Henry McPhie	25	Chief Executive Officer and Director
Morgan Lekstrom	40	Chairman of the Board of Directors
Anthony Amato	57	Director
Christopher A. Baer	56	Director
Donald F. Browne	74	Director
Steven E. Abelman	67	Director

Independence of the Board of Directors

Under the Nasdaq Listing Rules, a majority of the members of the Combined Company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board has affirmatively determined that all of the directors, except for Mr. McPhie and Mr. Amato, are independent directors within the meaning of the applicable Nasdaq listing standards. All members of the Combined Company’s audit committee, compensation committee and nominating and corporate governance committee are independent directors under the applicable Nasdaq Listing Rules.

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Board Leadership

The Combined Company’s board of directors are responsible for the control and direction of the Combined Company. The Chairperson of the Combined Company’s board of directors has been selected by the Board and is Mr. Lekstrom.

Committees

The board of directors of the Combined Company delegates various responsibilities and authority to different committees of the Combined Company. Committees regularly report on their activities and actions to the full board of directors. Currently, the board of directors of the Combined Company has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments will be re-evaluated annually. Each of these committees operates under a charter that has been previously approved by the Board.

The following table provides information regarding the committees of the board of directors of the Combined Company after the Closing (which remains unchanged):

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Morgan Lekstrom*
Henry McPhie
Steven E. Abelman	Chairman	Member	Member
Donald F. Browne	Member	Chairman	Chairman
Christopher A. Baer	Member	Member	Member
Anthony Amato

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	developing, adopting and overseeing the implementation of a code of business conduct and ethics;

●	overseeing internal audit functions, if any; and

●	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting Proxy Statement.

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Our Audit Committee is composed of Messrs. Abelman, Browne and Baer, each of whom our Board has determined to be financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2)(A) of the Nasdaq Listing Rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3. Mr. Abelman is the chairman of our Audit Committee. In addition, Mr. Abelman qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our chief executive officer and other executive officers;

●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing any report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting Proxy Statement.

Our Compensation Committee is composed of Messrs. Browne, Abelman and Baer, each of whom qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Listing Rules, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended, and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a Compensation Committee member, as described in Section 5605(d)(2) of the Nasdaq Listing Rules. Mr. Browne is the chairman of our Compensation Committee. Our Compensation Committee’s charter is available on our website at www.biosig.com in the “Governance Documents” section found under the “Investors” tab.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;

●	reviewing each director and nominee annually;

●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;

●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Messrs. Browne, Abelman and Baer, each of whom qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Browne is the chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s charter is available on our website at www.biosig.com in the “Governance Documents” section found under the “Investors” tab.

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Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management.

Director Liability and Indemnification

The applicable provisions of the Delaware General Corporation Law and BioSig’s Amended and Restated Certificate of Incorporation and By-laws limit the liability of our directors to us and our stockholders for monetary damages for breaches of their fiduciary duties, with certain exceptions, and for other specified acts or omissions of such persons. In addition, the applicable provisions of the Delaware General Corporation Law and of BioSig’s Amended and Restated Certificate of Incorporation and By-laws provide for indemnification of such persons under certain circumstances. In the event we are required to indemnify any of our directors or any other person, our financial strength may be harmed.

Corporate Governance Guidelines

The Combined Company’s board of directors have adopted and maintain corporate governance guidelines, previously adopted by the Board, that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Combined Company. The corporate governance guidelines will be made available on the Combined Company’s website.

Code of Business Conduct and Ethics

The Combined Company’s board of directors maintain a Code of Business Conduct and Ethics, previously adopted by the Board, that applies to our officers, directors and employees, including our principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Policy on Trading, Pledging and Hedging of Company Stock

We maintain an insider trading policy, among other things, prohibits all officers, including our named executive officers, directors and employees from engaging in “hedging” transactions with respect to our securities. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to BioSig Shares. In addition, they are also prohibited from pledging the BioSig’s securities.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STREAMEX

This management’s discussion and analysis (“MD&A”) of Streamex contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” and similar expressions are intended to identify forward-looking statements. Streamex undertakes no obligation to update any forward-looking statements, except as required by law.

Period From Incorporation on April 5, 2025 to December 31, 2024 and the Three Months Ended March 31, 2025

The following MD&A provides an overview of the financial condition and results of operations of Streamex as of and for the year ended December 31, 2024, and for the three months ended March 31, 2025. This MD&A should be read in conjunction with the audited and unaudited consolidated financial statements and the related notes of Streamex, which are included in this filing.

Overview

Streamex is a development-stage technology company focused on building digital infrastructure for the tokenization and exchange of RWAs, with an initial emphasis on gold-backed financial products. Streamex aims to provide a compliant blockchain-based platform to facilitate the issuance, trading, and custody of tokenized commodities and structured digital securities. The operations of Streamex began on April 5, 2024.

Streamex is currently pre-revenue with limited operations as Streamex continues to build out the Streamex platform architecture, regulatory framework, and strategic partnerships. Revenue-generating activities are expected to commence upon launch of the Streamex tokenized gold financing product, which is presently in development.

Results of Operations

Three Months Ended March 31, 2025

Revenue

Streamex generated $283,831 in revenue, primarily related to early-stage consulting and platform access agreements as part of pilot implementations.

Cost of Revenue

Cost of revenue totaled approximately $243,808 for the period and comprised expenses incurred to deliver and support Streamex platform and services. These costs included fees for specialized third-party consultants, salaries and benefits for internal operations and support staff, cloud-infrastructure charges, incremental transaction processing fees, and subscriptions for external customer-support software and related services.

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Operating Expenses

Total operating expenses were $255,247, driven primarily by personnel costs, software development, legal and compliance costs, and professional services.

Net Loss

Streamex’s net loss for the quarter was approximately $215,224, reflecting continued investment in product development and regulatory preparation.

Period From Incorporation on April 5, 2025 to December 31, 2024

Revenue

Streamex did not generate revenue for the period ended December 31, 2024, consistent with Streamex’s pre-launch development phase.

Operating Expenses

Operating expenses totaled approximately $1.69 million. Within this amount, legal expenses were $207,916, driven by ongoing corporate, intellectual-property, and contract-review matters. Accounting fees, primarily related to audit and financial-reporting services, were $37,500. Consulting fees of $647,888 reflected strategic advisory, product-development, and market-expansion engagements. Bank charges were modest at $665, while a favorable foreign-exchange movement generated a $3,192 gain that partially offset other costs. Office and general expenses amounted to $8,044, covering supplies, software licenses, and administrative overhead. Finally, stock-based compensation expense, representing the fair-value amortization of equity awards granted to employees and consultants, was $788,500. Collectively, these expenditures supported the company’s growth initiatives, compliance requirements, and operational infrastructure for the reporting period.

Net Loss

Net loss for the year was approximately $1.69 million.

Liquidity and Capital Resources

As of March 31, 2025, Streamex had approximately $0.46 million in cash and cash equivalents.

Streamex expects to continue incurring significant expenses as Streamex invests in technology development, regulatory compliance, and strategic rollout of the Streamex gold tokenization platform. Streamex believes its current cash position and committed funding from BioSig will be sufficient to meet the Streamex operating needs over the next 12 months.

Streamex may seek to raise additional capital through private placements, convertible securities, or strategic partnerships to fund expansion, regulatory licensing, and product launch efforts.

Plan of Operations and Outlook

The primary focus for Streamex in 2025 includes:

●	Finalizing and deploying tokenized gold financing product, including onboarding mining counterparties and implementing smart contracts.

●	Securing regulatory approvals or exemptions for the issuance and distribution of gold-backed tokens in Canada and select global jurisdictions.

●	Establishing partnerships with London Bullion Market Association-accredited custodians and launching proof-of-reserves system.

●	Building out capital markets access infrastructure for institutional and qualified investors.

●	Expanding the Streamex team to support technology, compliance, and commercial functions.

Streamex expects continued operating losses in the near term as Streamex invests in platform readiness and pursue regulatory milestones necessary to launch the initial product suite of Streamex.

Critical Accounting Policies and Estimates

The Streamex financial statements have been prepared in accordance with generally accepted in the United States (“U.S. GAAP”) and include estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses. These estimates—based on management’s experience and the best available information—are reviewed continuously

Significant areas requiring judgment include:

●	Valuation of intangible assets and software under development;

●	Share-based compensation and equity instruments;

●	Assessment of going concern and future funding needs.

Streamex continues to monitor the impact of regulatory and technological developments on accounting and financial reporting.

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Risk Factors

Streamex operations are subject to numerous risks, including:

●	Delays in regulatory approval or uncertainty regarding the legal treatment of tokenized commodities;

●	Inability to establish robust bullion custody and audit infrastructure;

●	Market volatility and illiquidity in token trading venues;

●	Technological challenges or smart contract vulnerabilities;

●	Dependence on gold market cycles and mining counterparties.

See the section titled “Risk Factors” for additional risks related to Streamex.

PRO FORMA FINANCIAL INFORMATION

The following tables set forth selected unaudited pro forma historical financial information and unaudited pro forma per share information in connection with the Combined Company. The pro forma amounts included in the tables below are presented in U.S. dollars as if the acquisition had been consummated for all periods presented, have been prepared in accordance with GAAP, but have not been audited. You should read this information in conjunction with, and such information is qualified in its entirety by, the consolidated financial statements and accompanying notes of Streamex included in this Proxy Statement (including the related Management’s Discussion and Analysis), the consolidated financial statements and accompanying notes of BioSig (including Management’s Discussion and Analysis) contained in BioSig’s annual reports on Form 10-K and quarterly reports on Form 10-Q, and the unaudited pro forma consolidated financial statements and accompanying discussions and notes found in this Proxy Statement. The pro forma amounts in the tables below are presented for informational purposes. You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the Combined Company that would have actually occurred had the acquisition been consummated during the periods presented or of the future financial position or future results of operations of the Combined Company.

General

The accompanying unaudited pro forma consolidated financial statements of BioSig are presented to illustrate the estimated effects of the Share Exchange.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2025, assumes that the Share Exchange occurred on March 31, 2025. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025 and the year ended December 31, 2024 presents pro forma effect to the Share Exchange as if it had been completed on January 1, 2024.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the financial condition or results of operations would have been had the acquisition occurred on the dates indicated. Further, the pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of Streamex was derived from the unaudited financial statements of Streamex as of and for the three months ended March 31, 2025 and the audited financial statements of Streamex as of and for the year ended December 31, 2024 included elsewhere in this Proxy Statement. Such historical financial information was prepared in Canadian dollars and has been translated into U.S. dollars for purposes of the unaudited pro forma financial information.

The assumptions and estimates underlying the unaudited adjustments to the pro forma combined financial statements are described in the accompanying notes, which should be read together with the pro forma combined financial statements. The unaudited pro forma combined financial statements should be read together with BioSig’s historical consolidated financial statements, which are included in BioSig’s latest annual report on Form 10-K, and the historical consolidated financial statements of Streamex presented in this Proxy Statement.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only, in accordance with Article 11 of Regulation S-X. The pro forma financial information presented gives effect to pro forma events that are (a) directly attributable to the Share Exchange, (b) factually supportable and (c) with respect to the pro forma statement of operations, expected to have a continuing impact. The Share Exchange is being accounted for as a business combination using the acquisition method in accordance with accounting standards Accounting Standards Codification Topic 805 (“ASC 805”), Business Combinations. Under ASC 805, assets acquired and liabilities assumed in a business combination are to be recognized and measured at their estimated acquisition date fair value.

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UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended and presents the pro forma effects of the acquisition (such transaction, the “Acquisition”) by BioSig Technologies, Inc., a Delaware corporation (“BioSig” or the “Company”), of Streamex Exchange Corporation., a company organized under the laws of the Province of British Columbia (“Streamex”) for 109,070,079 exchangeable shares (“Exchangeable Shares”) in its capital stock consideration of $105.5 million completed as of May 28, 2025 (“Closing Date”).

Description of the Acquisition

On May 28, 2025, the Company completed the acquisition of Streamex Exchange Corporation (the “Acquisition”), pursuant to the Share Purchase Agreement dated as of May 23, 2025 (the “Merger Agreement”) and amended on May 27, 2025 under the First Amendment to Share Purchase Agreement (the “Amendment”) by and among the Company, BioSig Technologies, Inc., a Delaware corporation, BST Sub ULC, an unlimited liability company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“ExchangeCo”), 1540875 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“Callco”), each shareholder of Streamex (each, a “Shareholder” and, collectively, the “Shareholders”), and 1540873 B.C. Ltd., a company organized under the laws of the Province of British Columbia, as trustee (the “Trustee”) of the trust formed pursuant to the exchange rights agreement to be entered into between the Company, ExchangeCo, CallCo, and the Trustee (the “Exchange Rights Agreement”), the board of directors of the Company and Streamex. Streamex is a software development company based in Vancouver, BC. The Company focuses on building advanced digital tools and platforms that facilitates commodity trading and finance.

Pursuant to the Share Purchase Agreement, the Company, through ExchangeCo, will acquire all of the issued and outstanding shares of Streamex (the “Purchased Shares”) from the Shareholders. In exchange for the Purchased Shares, upon the closing of the Acquisition (the “Closing”), ExchangeCo will issue an aggregate of 109,070,079 exchangeable shares in its capital stock (the “Exchangeable Shares”), at a ratio of 2.046862 Exchangeable Shares for each Purchased Share. The Exchangeable Shares will be exchangeable on a one-for-one basis (the “Exchange Ratio”), subject to certain adjustments, for shares of the Company’s common stock and will carry rights substantially equivalent to the Company’s common stock, as set forth in the Exchange Rights Agreement.

Initially, upon the Closing and in accordance with Nasdaq listing rules, the Exchangeable Shares will not be exchangeable into more than 19.99% of the Company’s outstanding common stock on a pre-transaction basis. Following the Closing, the Company will seek stockholder approval of authorization of an amendment of Parent’s certificate of incorporation to authorize sufficient Parent Common Stock to be issued in connection with (x) the ability for the Exchangeable Shares to exchange their Exchangeable Shares into Parent Common Stock pursuant to the Exchangeable Shares Agreement; (y) issuance of the US Parent Trust Stock and (z) the New Incentive Plan set out in the Share Purchase Agreement (the “Parent Stockholder Matters”). If such approval is obtained, the Shareholders will become entitled to receive, together with the initial issuance, an aggregate total number of shares equal to 75% of the fully diluted shares of the Company’s common stock outstanding as of the date of the Share Purchase Agreement. Following such stockholder approval, the Company’s existing stockholders and holders of common stock equivalents will collectively own 25% of the Company’s fully diluted common stock. However, if the stockholder approval is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. To the extent required by Nasdaq’s change of control rules and regulations, the Company will file an initial listing application for its common stock.

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The boards of directors of the Company and Streamex have each unanimously approved the Share Purchase Agreement and the related transactions and determined that they are advisable, fair to, and in the best interests of their respective entities and stockholders. In connection with the transaction: (i) certain stockholders of the Company will enter into voting agreements (the “Voting Agreement”) agreeing, subject to the terms and conditions therein, to vote their shares in favor of the Parent Stockholder Matters; (ii) the Company, ExchangeCo, CallCo, and the Trustee will enter into the Exchange Rights Agreement, governing the rights of holders of Exchangeable Shares; (iii) the Company, ExchangeCo, and CallCo will enter into a support agreement (the “Support Agreement”), pursuant to which CallCo will agree to exercise call rights under certain circumstances in order to enable holders of Exchangeable Shares to receive shares of the Company’s common stock upon exchange, and ExchangeCo will agree to be bound by such obligations; (iv) at the Closing, Anthony Amato, the Company’s Chief Executive Officer and a director, will resign as Chief Executive Officer and Henry McPhie, co-founder and Chief Executive Officer of Streamex, will be appointed the Company’s new Chief Executive Officer; (v) immediately after the Closing, the board of directors of the Company will be comprised of six members, four designated by the Company, who will be Mr. Amato, Chris Baer, Donald F. Browne, Steven E. Abelman and two designated by Streamex, who will be Mr. McPhie and Morgan Lekstrom, co-founder and Chairman of Streamex, who will also be appointed Chairman of the Company, and Frederick D. Hrkac will resign from the Company’s board; and (vi) the Company will file a Certificate of Designation with the Delaware Secretary of State (the “Special Voting Certificate of Designation”), to authorize a new series of preferred stock designated as “Special Voting Preferred Stock,” which will be held by the Trustee to exercise voting rights for the benefit of the Exchangeable Shareholders in accordance with the Exchange Rights Agreement. The Special Voting Preferred Stock will be delivered to the Trustee following approval of the Parent Stockholder Matters.

The Acquisition has been accounted for in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2025 as if the Acquisition had occurred on March 31, 2025. The Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2025, and the period ended December 31, 2024, as if the Acquisition had occurred on January 1, 2024.

The unaudited pro forma condensed combined financial information does not give effect to any cost savings, operating synergies or revenue synergies that may result from the Standard Acquisition or the costs to achieve any synergies.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X, and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Streamex been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined Balance Sheet does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company.

The unaudited pro forma condensed combined financial statements reflect management’s preliminary estimates of the fair value of purchase consideration and the fair values of tangible and intangible assets acquired and liabilities assumed in the Streamex Acquisition. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of the fair value of Exchangeable Shares and fair values of assets acquired and liabilities assumed, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed combined financial statements.

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This unaudited pro forma combined financial information was based on and should be read in conjunction with:

●	The Company’s historical financial statements and accompanying notes in its Form 10-Q for the three months ended March 31, 2025;

●	The Company’s historical financial statements and accompanying notes in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

●	The audited financial statements of Streamex as of and for the period from incorporation on April 5, 2024 to December 31, 2024;

●	The unaudited financial statements of Streamex as of March 31, 2025 and December 31, 2024 and for the three months ended March 31, 2025.

The unaudited pro forma combined financial statements have been prepared in accordance with Article 11 of Regulation S-X, as amended by Release No. 33-10786. The pro forma adjustments included herein include those adjustments that reflect the accounting for the respective transactions in accordance with U.S. GAAP (“transaction accounting adjustments”). Adjustments to reflect synergies and/or dis-synergies related to the respective transactions (“management adjustments”), which are elective pro forma adjustments under Release No. 33-10786, have not been reflected herein.

The unaudited pro forma combined financial statements are for illustrative purposes only and are not necessarily indicative of the financial results that would have occurred if the Acquisition had been consummated on the dates indicated, nor is it necessarily indicative of the financial position or results of operations in the future. The pro forma adjustments, as described in the accompanying notes, are based upon available information and certain assumptions that are believed to be reasonable as of the date of this document. The unaudited pro forma combined financial information includes certain non-recurring transaction-related adjustments, as discussed in the accompanying notes.

The unaudited pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma combined financial information is presented for informational purposes only, and is not intended to be a projection of future results. All pro forma adjustments and their underlying assumptions are described more fully in the notes to the unaudited pro forma combined financial information.

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BIOSIG TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED MARCH 31, 2025

(In Thousands, Except Par Value and Share Amounts)

	BioSig	Streamex(1)	Transaction Accounting Adjustments		Pro Forma Combined
Revenue	$-	$200	$-		$200
Cost of revenue	-	(172)	-		(172)
Gross profit	-	28	-		28

Operating expenses:
Research and development	6	-	-		6
General and administrative	2,957	180	-		3,137
Depreciation and amortization	21	-	1,463	(D)	1,484
Total operating expenses	2,984	180	1,463		4,627

Loss from operations	(2,984)	(152)	(1,463)		(4,599)

Other income (expense)
Gain on settlement and extinguishment of accounts payable	199	-	-		199
Other income (expense), net	(15)	-	-		(15)
Total other income (expense), net	184	-	-		184

Loss before income taxes	(2,800)	(152)	(1,463)		(4,415)

Income taxes (benefit)	-	-	-		-

Net loss	(2,800)	(152)	(1,463)		(4,415)

Non-controlling interest	(12)	-	-		(12)

Net loss attributable to BioSig Technologies, Inc.	(2,812)	(152)	(1,463)		(4,427)

Preferred stock dividend	(2)	-	-		(2)

Net Loss Attributed to common shareholders	$(2,814)	$(152)	$(1,463)		$(4,429)

Other comprehensive income	-	-	-		-

Total comprehensive loss	$(2,814)	$(152)	$(1,463)		$(4,429)

Net loss per common share, basic and diluted	$(0.14)	$-	$-		$(0.21)
Weighted average number of common shares outstanding, basic and diluted	20,787,808				20,787,808

(1)	Translated from CAD to USD using the average exchange rate for the three month period ended March 31, 2025.

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BIOSIG TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2024

(In Thousands, Except Par Value and Share Amounts)

	BioSig	Streamex (1)	Transaction Accounting Adjustments		Pro Forma Combined
Revenue	$40	$-	$-		$40

Operating expenses:
Research and development	832	-	-		832
General and administrative	11,629	1,232	1,410	(B) (C)	14,271
Impairment of long term assets	253	-	-		253
Depreciation and amortization	188	-	5,853	(D)	6,041
Total operating expenses	12,902	1,232	7,263		21,397

Loss from operations	(12,862)	(1,232)	(7,263)		(21,357)

Other income (expense)
Interest income (expense), net	(11)	-	-		(11)
Gain on settlement and extinguishment of accounts payable	2,511	-	-		2,511
Other income (expense), net	23	-	-		23
Total other income (expense), net	2,523	-	-		2,523

Loss before income taxes	(10,339)	(1,232)	(7,263)		(18,834)

Income taxes (benefit)	-	-	-		-

Net loss	(10,339)	(1,232)	(7,263)		(18,834)

Non-controlling interest	9	-	-		9

Net loss attributable to BioSig Technologies, Inc.	(10,330)	(1,232)	(7,263)		(18,825)

Preferred stock dividend	(9)	-	-		(9)
Preferred stock deemed dividend	(174)	-	-		(174)

Net Loss Attributed to common shareholders	$(10,513)	$(1,232)	$(7,263)		$(19,008)

Other comprehensive income	-	58	-		58

Total comprehensive loss	$(10,513)	$(1,174)	$(7,263)		$(18,950)

Net loss per common share, basic and diluted	$(0.75)	$-	$-		$(1.35)
Weighted average number of common shares outstanding, basic and diluted	14,041,748				14,041,748

(1)	Translated from CAD to USD using the average exchange rate for the year ended December 31, 2024.

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BIOSIG TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2025

(In Thousands, Except Par Value and Share Amounts)

	BioSig	Streamex(1)	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash	$3,727	$317	$-		$4,044
Accounts receivable	109	62	-		171
Sales tax receivable	-	12	-		12
Prepaid expenses and vendor deposits	150	-	-		150
Total current assets	3,986	391	-		4,377

Property and equipment, net	68	-	-		68
Right-to-use assets, net	55	-	-		55
Patents, net	265	-	-		265
Other assets	44	-	-		44
Intangible assets	-	-	47,500	(A)	47,500
Goodwill	-	-	57,855	(A)	57,855
Total assets	$4,418	$391	$105,355		$110,164

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable and accrued expenses	$1,507	$248	$-		$1,755
Dividends payable	112	-	-		112
Derivative liability	-	-	105,498	(A)	105,498
Lease liability, short term	60	-	-		60
Total current liabilities	1,679	248	105,498		107,425

Total liabilities

Series C 9% Convertible Preferred Stock	105	-	-		105

Equity
Preferred stock	-	-	-		-
Common stock	24	-	-		24
Share capital	-	1,469	(1,469)	(A)	-
Additional paid in capital	260,738	-	-		260,738
Other comprehensive income	-	58	(58)	(A)	-
Accumulated deficit	(258,157)	(1,384)	1,384	(A)	(258,157)
Total stockholders’ equity	2,605	143	(143)		2,605
Non-controlling interest	29	-	-		29
Total equity	2,634	143	(143)		2,634
Total liabilities and equity	$4,418	$391	$105,355		$110,164

(1)	Translated from Canadian Dollar (“CAD”) to United States Dollar (“USD”) using the exchange rate as of March 31, 2025.

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BIOSIG TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Note 1 - Accounting for the Acquisition

The Acquisition was accounted for as a business combination using the acquisition method with BioSig as the accounting acquirer in accordance with Accounting Standards Codification Topic 805 (“ASC 805”), Business Combinations. Under ASC 805, assets acquired and liabilities assumed in a business combination are to be recognized and measured at their estimated acquisition date fair value.

Note 2 - Basis of Pro Forma Presentation

Basis of Preparation of the Pro Forma Information

The unaudited pro forma condensed combined balance sheet gives effect to the Streamex Acquisition as if it had occurred on March 31, 2025. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 and for the period ended December 31, 2024 give effect to the Acquisition as if the Acquisition had occurred on January 1, 2024.

These unaudited pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions described below. The unaudited pro forma combined financial statements are not necessarily indicative of what the actual results of operations or financial position of BioSig would have been if the Acquisition had in fact occurred on the dates or for the periods indicated, nor does it purport to project the results of operations or financial position of BioSig for any future periods or as of any date. The unaudited pro forma combined financial statement does not give effect to any cost savings, operating synergies, and revenue enhancements expected to result from the transactions or the costs to achieve these cost savings, operating synergies, and revenue enhancements.

BST Sub ULC (‘ExchangeCo’) and 1540875 B.C. Ltd. (‘CalCo’) are wholly owned Canadian subsidiaries of BioSig Technologies, Inc. formed to facilitate the Share Exchange. ExchangeCo issued the Exchangeable Shares to Streamex shareholders, while CalCo holds a call right to acquire such shares under certain conditions. These entities are consolidated in BioSig’s financial statements and do not materially impact the pro forma financial presentation.

The unaudited pro forma combined financial statements include material estimates and assumptions related to purchase price accounting for the Streamex Acquisition and the fair value estimate of the purchase consideration, as discussed further below.

The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of BioSig and historical financial statement and related notes of Streamex. The unaudited pro forma condensed combined statement of operations for the period ended December 31, 2024 includes acquisition adjustments for certain non-recurring items, including the estimated acquisition-related expenses included in Notes 4.B. and 4.C. below.

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Accounting for the Acquisition

The Share Exchange between BioSig and Streamex has been accounted for as a business combination under the acquisition method of accounting in accordance with ASC 805, Business Combinations. BioSig is considered the accounting acquirer based on an evaluation of the facts and circumstances, including:

●	Governance and Control: BioSig retained control of the board of directors and appointed the majority of executive officers of the combined company.
●	Voting Rights: BioSig’s existing shareholders continue to hold voting control through BioSig common stock. The Exchangeable Shares issued to Streamex shareholders are non-voting with respect to BioSig corporate matters and are subject to contractual limitations on exchangeability.
●	Operational Control: BioSig directs the day-to-day operations, financial reporting, and strategic decision-making of the combined entity.
●	Legal Structure: The transaction was structured as a share purchase by BioSig’s wholly owned subsidiary, ExchangeCo, and BioSig remains the SEC registrant and public company.

As the accounting acquirer, BioSig has recorded the assets acquired and liabilities assumed of Streamex at their estimated fair values as of the acquisition date. The excess of the purchase consideration over the fair value of net assets acquired, if any, is recorded as goodwill.

The Exchangeable Shares issued in connection with the Streamex acquisition are classified as derivative liabilities under ASC 815 – Derivatives and Hedging, and will be measured at fair value with changes recognized in earnings each reporting period. The pro forma financial information included in this Current Report reflects this accounting treatment.

The unaudited pro forma combined financial information was prepared using the acquisition method of accounting and is based on the historical financial statements of BioSig and Streamex. The acquisition method of accounting is based on Accounting Standards Codification (“ASC”) 805, Business Combinations, with the Company as the accounting acquirer, and uses the fair value concepts defined in ASC 820, Fair Value Measurement.

ASC 805 requires, among other things, that the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, ASC 805 requires that the consideration transferred be measured at the date the Acquisition is completed.

ASC 820 defines the term “fair value,” sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, BioSig may be required to record the fair value of assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect BioSig’s intended use of those assets. Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded, as of the completion of the Acquisition, primarily at their respective fair values, with the excess of the purchase consideration over the fair value of Streamex’s net assets, allocated to goodwill, if any, and added to those of BioSig. Financial statements and reported results of operations of BioSig issued after completion of the Acquisition will reflect these values and will not be retroactively restated to reflect the historical financial position or results of operations of Streamex. The pro forma allocation of purchase consideration and the related fair value of the purchase consideration presented in the unaudited pro forma combined financial information is preliminary and subject to change. The final purchase price allocation will be determined during the measurement period and may differ materially from the amounts reflected in the pro forma information. In accordance with ASC 805, the final allocation will be completed as soon as practicable, but no later than one year after the Closing Date.

Under ASC 805, acquisition-related transaction costs (e.g., advisory, legal and other professional fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred.

The unaudited pro forma combined financial statements do not include any adjustments to the realization of any costs (or cost savings) from operating efficiencies, synergies, or other restructuring activities that might result from the Streamex Acquisition. The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances.

The unaudited pro forma combined financial information is presented for informational purposes only and does not necessarily indicate the financial results of the combined company had the companies been combined at the beginning of the period presented, nor does it necessarily indicate the results of operations in future periods or the future financial position of the combined company.

These unaudited pro forma combined financial statements are presented based on accounting principles generally accepted in the United States of America (“U.S. GAAP”). The historical financial statements of BioSig and Streamex were prepared in accordance with U.S. GAAP; the historical financial statements.

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Note 3 – Accounting Policies and Reclassifications

Upon consummation of the Streamex Acquisition, the Company performed a comprehensive review of the two entities’ accounting policies. Based on its analysis, the Company did not identify any differences that would have a material impact on the unaudited pro forma combined financial information. As a result, the unaudited pro forma combined financial information does not assume any differences in accounting policies.

Note 4 – Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Financial Statements

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2025 and the unaudited condensed combined pro forma statements of operations for the three months ended March 31, 2025 and the period ended December 31, 2024 are as follows:

(A)	Transaction and Estimated Purchase Consideration

Under the Merger Agreement, the preliminary fair value of consideration transferred totals $105.7 million, which consists of 109,070,079 shares of Exchangeable Shares preliminary valued at $105.5 million and assuming $0.2 million of liabilities.

The Exchangeable Shares are exchangeable for BioSig’s common stock on a 1 to 1 basis, and are subject to a 1.25 to 1 adjustment if shareholder approval is not obtained within 6 months. If shareholder approval is obtained, the Exchangeable Shares are structured to mirror the economic and voting rights of BioSig’s common stock. This ensures shareholders receive equivalent rights in distributions and corporate actions. The Exchangeable Shares ultimately are not a Level 1 input since there is no active market for the Exchangeable Shares. While the Exchangeable Shares convert into BioSig common shares, the extent to which the shares convert is contingent on receiving shareholder approval. As a result, a fundamentals-based valuation analysis of Streamex was performed to estimate the preliminary purchase price consideration.

The Exchangeable Shares issued by ExchangeCo in connection with the Share Exchange are classified as derivative liabilities under U.S. GAAP. Although legally issued by a Canadian subsidiary, the Exchangeable Shares are exchangeable into BioSig common stock and include economic rights that are substantially similar to BioSig’s common stock, including rights to dividends, liquidation preferences, and voting (via a Special Voting Preferred Stock held by a trustee). These rights are contingent upon and subject to stockholder approval to exchange the shares into BioSig common stock.

However, because the Exchange Ratio is subject to adjustment from 1.00 to 1.25 BioSig common shares for each Exchangeable Share if shareholder approval is not obtained within six months of issuance, the instrument fails the equity classification criteria in ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity. The variable share adjustment represents a contingent settlement feature that is not solely indexed to BioSig’s own stock for ASC 815 purposes and contains adjustments to the settlement amount that are based on shareholder approval, which is not an input into the pricing of a fixed-for-fixed forward or option on equity shares. In addition, the NASDAQ 19.99% limitation restricts the number of BioSig common shares that can be issued prior to stockholder approval, further contributing to the variable nature of the settlement. Accordingly, the instrument does not qualify for the ASC 815-10-15-74 scope exception and is required to be classified as a liability.

Accordingly, the Exchangeable Shares are initially recognized as a derivative liability  at fair value, measured at $105.5 million as of the acquisition date, and will be remeasured at fair value through earnings each reporting period for as long as shareholder approval has not been obtained and the 19.9% share issuance cap remains in place.

The Company recorded all of its tangible and intangible assets and its liabilities at their preliminary estimated fair values on the acquisition date. The total estimated purchase consideration was $105.5 million. The following represents the allocation of the estimated purchase consideration as if the transaction had occurred on March 31, 2025:

Preliminary Amount Recognized as of the Acquisition Date (In Thousands)
Assets acquired
Cash	$317
Accounts receivable	62
Sales tax receivable	12
Trade name	5,100
Developed technology	40,000
Legal and compliance framework	2,400
Goodwill	57,855
Total assets acquired	$105,746
Liabilities assumed
Accounts payable and accrued expenses	$(248)
Total liabilities assumed	$(248)
Net assets acquired	105,498

The Company has identified trade name, developed technology and legal and compliance framework as intangible assets acquired in the business combination. Trade name was recognized based on its distinct branding and expected contribution to future revenues. Developed technology was recognized for its proprietary protocols and systems enabling tokenization of real-world assets and its integration with decentralized finance platforms. Legal and compliance framework was recognized based on the cost to recreate the regulatory and legal infrastructure necessary for operations. Each of the intangible assets are finite lived intangible assets. Trade name was assigned a useful life of 10 years, developed technology was assigned a useful life of 8 years and legal and compliance framework was assigned a useful life of 7 years.

The Acquisition was recorded as a business combination on a preliminary valuation of assets acquired and liabilities assumed at their acquisition date fair values using unobservable inputs that are supported by little or no market activity and are significant to their fair value of the assets and liabilities (“Level 3” inputs). We expect to complete our purchase price allocation, as well as our fair value estimate of the purchase price consideration as soon as reasonably possible, not to exceed one year from the acquisition date. Adjustments to the preliminary purchase price allocation could be material. Goodwill and intangible assets represent the excess of the purchase price consideration over the preliminary valuation of the net assets acquired.

(B)	CEO Severance Compensation

Represents pro forma adjustment for the severance payment to the former Chief Executive Officer of BioSig as part of his resignation from the post combined company equal to $400,000 payable in instalments over eight months in connection with the Acquisition.

(C)	Stock Issued for Services

Represents pro forma adjustment for the issuance of 200,000 shares of BioSig common stock to consultant in lieu of cash for $1,010,000 in connection with the Acquisition.

(D)	Amortization Expense on Intangible Assets

Represents pro forma adjustment for the amortization expense of $1.5 million for the three months ended March 31, 2025, and $5.9 million for the year ended December 31, 2024, which was recorded based on the estimated useful lives of acquired intangible assets, including trade name (10 years), developed technology (8 years), and legal framework (7 years).

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THE SHARE EXCHANGE

Purpose and Description of the Share Exchange

On May 23, 2025, BioSig entered into that certain Share Purchase Agreement, with Streamex, ExchangeCo, Callco, the Streamex Shareholders, and Trustee of the trust formed pursuant to the Exchange Rights Agreement, pursuant to which, BioSig, through ExchangeCo, on May 28, 2025, upon the Closing, acquired the Streamex Shares from the Streamex Shareholders and in exchange for the Streamex Shares, ExchangeCo issued an aggregate of 109,070,056.6977 Exchangeable Shares, at a ratio of 2.046862 Exchangeable Shares for each Streamex Share. The Exchangeable Shares are exchangeable on a one-for-one basis, in accordance with the Exchange Ratio, subject to certain adjustments, for BioSig Shares, and carry rights substantially equivalent to the BioSig Shares.

In accordance with Nasdaq listing rules, the Exchangeable Shares are not exchangeable into more than 19.9% of the outstanding BioSig Shares on a pre-transaction basis. Accordingly, BioSig is seeking stockholder approval herein of the Parent Stockholder Matters. If such approval is obtained, the Streamex Shareholders will become entitled to receive, together with the initial issuance, an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement. If stockholder approval is obtained, BioSig’s existing stockholders and holders of BioSig equivalents will collectively own 25% of the fully diluted BioSig Shares. However, if the stockholder approval is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. As required by Nasdaq’s change of control rules and regulations, BioSig will file an initial listing application for the BioSig Shares.

The Board and Streamex Board have each unanimously approved the Share Purchase Agreement and the related transactions and determined that they are advisable, fair to, and in the best interests of their respective entities and stockholders. In connection with the transaction: (i) certain stockholders of BioSig entered into the Voting Agreements, agreeing, subject to the terms and conditions therein, to vote their shares in favor of the Parent Stockholder Matters; (ii) BioSig, ExchangeCo, CallCo, and the Trustee entered into the Exchange Rights Agreement, governing the rights of holders of Exchangeable Shares; (iii) BioSig, ExchangeCo, and CallCo entered into the Support Agreement, pursuant to which CallCo agreed to exercise call rights under certain circumstances in order to enable holders of Exchangeable Shares to receive BioSig Shares upon exchange, and ExchangeCo agreed to be bound by such obligations; (iv) at the Closing, Anthony Amato, BioSig’s Chief Executive Officer and a director, resigned as Chief Executive Officer and Henry McPhie, co-founder and Chief Executive Officer of Streamex, was appointed BioSig’s new Chief Executive Officer; (v) now, following the Closing, the Board is now comprised of six members, four designated by BioSig, who are Mr. Amato, Chris Baer, Donald F. Browne, Steven E. Abelman and two designated by Streamex, who are Mr. McPhie and Morgan Lekstrom, co-founder and Chairman of Streamex, who was also appointed Chairman of BioSig. Frederick D. Hrkac resigned from Board; and (vi) BioSig filed the Certificate of Designation of the Special Voting Preferred Stock with the Delaware Secretary of State, to authorize the Special Voting Preferred Stock, which will be issued and held by the Trustee to exercise voting rights for the benefit of the Exchangeable Shareholders in accordance with the Exchange Rights Agreement. The Special Voting Preferred Stock will be delivered to the Trustee following approval of the Parent Stockholder Matters.

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The purpose of the Share Exchange is to enhance shareholder value by combining with a privately held operating company and positioning the combined entity for future growth. Following the acquisition of Streamex, BioSig now operates two principal business segments: (i) healthcare innovation through the PURE EP™ platform and ViralClear BioSciences, and (ii) tokenized finance and real-world asset digitization through Streamex.

The Parent Stockholder Matters must each be approved by the BioSig stockholders for the Share Exchange to be consummated.

Under the terms of the Share Exchange, (a) each Streamex Shareholder who is an Eligible Holder may elect to (a) receive Exchangeable Shares in respect of any or all of their Streamex Shares, and (b) receive BioSig Shares in respect of their Streamex Shares, if any. Holders of Exchangeable Shares are able to exchange their Exchangeable Shares for BioSig Shares, on a one-for-one basis. See “Description of Exchangeable Shares, Special Voting Preferred Stock and Other Agreements.”

The Exchange Ratio pursuant to the Share Exchange is 2.046862 Exchangeable Shares for each Streamex Share. The Exchangeable Shares are exchangeable on a one-for-one basis, approximately 75% of the outstanding BioSig Shares upon completion of the Share Exchange. The Exchangeable Shares are exchangeable on a one-for-one basis. If stockholder approval of the Parent Stockholder Matters is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25.

For more details about the purpose of the Share Exchange, see “The Share Exchange — Purpose and Description of the Share Exchange,” and “The Share Purchase Agreement.”

Voting Agreement

On May 28, 2025, the BioSig Supporting Stockholders entered into the Voting Agreement with BioSig, pursuant to which, among other things, and subject to certain terms, conditions and exceptions, the BioSig Supporting Stockholders agreed to cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) all of the securities legally or beneficially owned by them or over which they exercise control or direction, as applicable (the “BioSig Subject Securities”), including any BioSig Subject Securities acquired after the date of the Voting Agreement in favor of the Parent Stockholder Matters to be voted upon at the Special Meeting, subject to the other terms of the Voting Agreement.

To the knowledge of BioSig, the BioSig Supporting Stockholders beneficially own, or exercise control or direction over, directly or indirectly, 13,849,037 BioSig Shares representing approximately 44.21% of the issued and outstanding BioSig Shares as of the Record Date, on a non-diluted basis.

In addition, each BioSig Supporting Stockholder agreed to vote against any proposal that would reasonably be expected to interfere with or prevent the consummation of the Parent Stockholder Matters, including any action to remove or override the 5.01% beneficial ownership limitation set by BioSig, ExchangeCo and CallCo, preventing any holder of Exchangeable Shares from exercising its retraction rights pursuant to the Exchange Rights Agreement.

The Voting Agreement restricts each BioSig Supporting Stockholder from selling, transferring, pledging, or otherwise disposing of any of their Shares (including entering into voting trusts or other arrangements affecting the voting of such BioSig Subject Securities), except in limited circumstances and subject to the condition that the transferee agrees to be bound by the Voting Agreement.

Each BioSig Supporting Stockholder also granted BioSig an irrevocable proxy, coupled with an interest, to vote their BioSig Subject Securities in favor of the BioSig Stockholder Matters in the event the stockholder does not otherwise perform its voting obligations. This proxy terminates upon the expiration of the agreement.

The Voting Agreement will terminate upon the earlier of (i) the effective time of approval of the Parent Stockholder Matters, or (ii) the mutual written agreement of BioSig, Streamex, and the applicable BioSig Supporting Stockholder.

The Voting Agreement is intended to ensure support for the transaction by stockholders representing a significant portion of BioSig’s outstanding common stock and was entered into as a condition to the execution of the Share Purchase Agreement.

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Support Agreement

On May 28, 2025, BioSig, ExchangeCo, and CallCo entered into the Support Agreement in connection with the Share Purchase Agreement. Pursuant to the terms of the Share Purchase Agreement, ExchangeCo will issue Exchangeable Shares to the shareholders of Streamex. The Support Agreement sets forth certain rights and obligations of the parties to ensure that holders of Exchangeable Shares receive equivalent economic and voting rights to those of holders of BioSig Shares and to facilitate the exchange of Exchangeable Shares into BioSig Shares under specified circumstances. Below are key provisions under the Support Agreement:

●	Economic Equivalence and Corporate Actions: BioSig is required to ensure that Exchangeable Shares remain economically equivalent to BioSig Shares. This includes adjusting the Exchange Ratio in connection with any dividends, stock splits, or similar corporate actions involving BioSig Shares. No such corporate actions may be undertaken unless the same or economically equivalent adjustments are made for holders of Exchangeable Shares.

●	Voting and Trustee Rights: BioSig must take all actions necessary to permit the Trustee to exercise the voting rights attached to the Special Voting Preferred Stock. BioSig and its affiliates agree not to vote any Exchangeable Shares they hold, although they may vote their common shares of ExchangeCo.

●	Call Rights: CallCo has the right to acquire Exchangeable Shares upon specified events, including liquidation, retraction, redemption, and changes in law (the “Call Rights”). These rights are incorporated by reference to the Exchangeable Share Provisions and are intended to facilitate delivery of BioSig Shares to Exchangeable Shareholders.

●	Restrictions Pending Stockholder Approval: BioSig is not obligated to issue any BioSig Shares (including in connection with exchanges of Exchangeable Shares) or Special Voting Preferred Stock until it receives approval of the Parent Stockholder Matters by its stockholders, except that Exchangeable Shareholders may exercise retraction rights for up to 5.01% of the Exchangeable Shares they receive at Closing.

●	Stock Reservation and Segregation of Funds: BioSig agrees to reserve and keep available a sufficient number of authorized BioSig Shares to satisfy obligations under the Exchange Rights Agreement and the Exchangeable Share Provisions. It will also ensure that ExchangeCo maintains segregated funds to satisfy any redemption, retraction, or liquidation obligations.

●	Tender and Control Transactions: In the event of a tender offer or control transaction involving BioSig Shares, BioSig and ExchangeCo must use commercially reasonable efforts to permit holders of Exchangeable Shares to participate on an equivalent basis without having to exchange their shares, unless required to do so for participation, in which case such exchanges must be conditional upon the Closing.

●	Successor Transactions: The agreement includes provisions requiring any successor to BioSig in a merger or asset sale to assume its obligations under the Support Agreement. If BioSig is acquired by a “related” party under the Income Tax Act (Canada), references to BioSig and BioSig Shares will automatically update to reflect the successor entity and securities.

●	Amendments: Any amendments to the Support Agreement generally require approval of the holders of Exchangeable Shares, except for certain limited ministerial or non-prejudicial changes, or changes to reflect successor entities.

●	Term: The Support Agreement remains in effect as long as any Exchangeable Shares or related securities are held by persons other than BioSig or its affiliates.

Expenses of the Share Exchange

Except as otherwise provided in the Share Purchase Agreement, all costs and expenses of the parties relating to the Share Purchase Agreement and the transactions contemplated thereunder, shall be paid by the party incurring such expenses. In any action at law or suit in equity to enforce the Share Purchase Agreement or the rights of any of the parties, the prevailing party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of-pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

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Background of the Share Exchange

As part of our continuous evaluation of our business, the Board, along with management, monitors investor sentiment and capital market trends for opportunities to enhance stockholder value. From time to time, over the past several years, we have analyzed a potential acquisition as a way to help build shareholder value.

In connection with executive management, the Board and other organizational changes from February 2024 to September 2024, management began revisiting the potential of an acquisition, and in April 2024 management commenced a detailed review of an acquisition, with the assistance of financial, legal, accounting and tax advisors.

In April 2025, management presented to the Board its initial analysis regarding a potential transaction, including available transaction structures, tax implications, anticipated benefits and potential risks. As part of its review, the Board discussed with management and its advisors the potential Share Exchange and how the proposed transaction could enhance shareholder value.

Among other reasons, management discussed with the Board that the Share Exchange (a) had the potential to result in a higher market valuation by virtue of combining a biotechnology company with a technology-focused digital asset platform, potentially leading the market to assign a higher trading multiple to a diversified business(b) could provide enhanced flexibility for the monetization of non-core assets, (c) the Combined Company will have access to adjacent markets and digital asset infrastructure, creating potential new recurring or transactional revenue streams that are not dependent on traditional biotech cycles, (d) Streamex’s leadership brings technology and digital finance expertise that complements our biotech domain knowledge, enhancing the management team’s overall execution capacity, (e) would preserve BioSig’s incorporation under Delaware law, widely regarded as the premier jurisdiction for public companies in the United States, offering a well-developed body of corporate law and investor familiarity, particularly important given the high concentration of U.S. listed companies and of BioSig’s peer group, and (f) could potentially make BioSig eligible for inclusion in certain major equity indices, such as the Russell and S&P indices, thereby increasing visibility among institutional investors, enhancing passive investment flows, and creating further opportunities for stockholder value appreciation.

Management also advised the Board that although a statutory merger structure was initially considered during preliminary planning, it was ultimately determined that a share exchange would be more advantageous. A merger was deemed less favorable due to adverse tax consequences for certain securityholders, complications related to cross-border structuring, and the increased complexity of integrating operations under a merger framework. The Share Exchange provided a cleaner and more efficient transaction structure, preserving important corporate attributes while reducing implementation risk.

In addition to the potential benefits of the Share Exchange, management discussed with the Board potential risks associated with the Share Exchange, including tax considerations and complexities related to available transaction structures. In light of the potential benefits and with due consideration given to the potential risks, the Board directed management to review the costs of the potential Share Exchange and to continue additional work to analyze the merits and risks of having a Delaware incorporated company as the public company, as well as associated corporate governance and capital structure changes.

In April 2025, management presented to the Board an updated analysis regarding the potential Share Exchange, including key transaction steps, estimated timeline to complete the Share Exchange, and factors that could impact that timeline.

In May 2025, management and management’s advisors presented to the Board their final analysis and recommendations regarding the potential transaction, including updated key transaction steps, estimated timelines to complete the potential acquisition and related considerations.

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In addition to a review of management’s recommendations, the Board also received advice regarding the anticipated tax treatment applicable to Canadian and U.S. shareholders.

The Board reviewed the plan for the Share Exchange and the Share Purchase Agreement and associated Exchange Rights Agreement. Following extensive discussion of the key considerations of the Share Exchange, including those noted under “Share Exchange — Reasons for the Share Exchange,” and after consulting with management and receiving information provided to management by its advisors, the Board determined that the Share Exchange is in the best interests of BioSig. Then, the Board approved proceeding with the Share Exchange and recommended that BioSig Securityholders vote in favor of the Share Exchange and Parent Stockholder Matters.

The parties collaborated with their respective legal and financial advisors to prepare a draft letter of intent outlining the key parameters of a potential combination. Negotiations focused heavily on determining relative valuations and agreeing on the pro forma post-closing ownership structure of the Combined Company. A significant point of negotiation was how such value of Streamex should be reflected in the relative ownership percentages. This approach ultimately facilitated agreement on a 75%/25% post-closing ownership split in favor of Streamex’s legacy stakeholders, subject to customary adjustments for share issuances.

During early May 2025, the parties continued negotiating the letter of intent and key transaction terms and BioSig met with its legal and financial advisors.

The letter of intent was executed and publicly announced on May 5, 2025.

Following execution, BioSig held a joint kickoff call with Streamex and their respective advisors in May 2025, to begin drafting and negotiating definitive transaction documents.

On May 18, 2025, Streamex’s legal counsel circulated the initial draft of the Share Purchase Agreement.

On May 19, 2025, legal counsel for BioSig and Streamex held a joint call to discuss structure and the mechanics of the transaction.

BioSig’s counsel provided responsive comments on May 20, 2025, seeking more clarity on the Special Voting Preferred Stock and closing mechanisms.

Between May 18, 2025 and May 23, 2025, the parties negotiated the Share Purchase Agreement and related documents. They also finalized a structure for distributing value, ultimately choosing to issue a share of the Special Voting Preferred Stock and Exchangeable Shares to represent such rights. On May 22, 2025, legal counsel for Streamex circulated the initial draft of the Certificate of Designation for the Special Voting Preferred Stock, and between May 22, 2025 and May 23, 2025, the parties negotiated key provisions related to the voting rights and exchange mechanics.

On May 23, 2025, the parties finalized the definitive transaction documents, including the Certificate of Designation for Special Voting Preferred Stock, the Share Purchase Agreement and the forms of the Voting Agreement, Exchange Rights Agreement and Support Agreement, and ancillary agreements. That day, the Board convened to review the final terms. The Board unanimously approved the Share Purchase Agreement and the proposed transaction.

On May 23, 2025, BioSig and Streamex executed and publicly announced the Share Purchase Agreement.

In connection with the transactions contemplated by the Exchange Rights Agreement, on May 27, 2025, BioSig and Streamex entered into the Finder Agreements with each of three different Finders. Pursuant to the Finder Agreements, as compensation for the Finders’ introductions of Streamex to BioSig management, BioSig agreed to issue to the Finders shares of its common stock no later than two business days following shareholder approval of the Parent Stockholder Matters, representing an aggregate of 3.75% of its outstanding shares immediately prior to the Closing. The Finder Agreements expressly disclaim any participation by a Finder in the negotiation, structuring, advisory, or securities-related services in connection with the Share Purchase Agreement.

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On May 27, 2025, BioSig entered into the First Amendment to the Share Purchase Agreement (the “Amendment”) with Streamex, ExchangeCo and CallCo. The Amendment revised the Share Purchase Agreement to clarify that ExchangeCo shall issue 2.046862 of its Exchangeable Shares to the Streamex Shareholders for each share of Streamex previously held, rather than 2.05 as originally set out in the Share Purchase Agreement, to achieve a precise aggregate issuance of 109,070,056.6977 Exchangeable Shares.

In accordance with the transactions contemplated by the Share Purchase Agreement, on May 28, 2025, effective as of Closing, Anthony Amato, BioSig’s Chief Executive Officer, President and Chairman of the Board, resigned as Chief Executive Officer, President and Chairman of the Board, and Henry McPhie, co-founder and Chief Executive Officer of Streamex, was appointed BioSig’s new Chief Executive Officer. Morgan Lekstrom, co-founder and Chairman of Streamex, was appointed as the Chairman of the Board and Mitchell Williams was appointed as Chief Investment Officer of BioSig. In addition, Frederick D. Hrkac resigned from the Board and Mr. McPhie and Mr. Lekstrom were appointed as new directors of the Board. The Board is now comprised of six directors, four designated by BioSig, who are Mr. Amato, Chris Baer, Donald F. Browne, Steven E. Abelman and two designated by Streamex, who are Mr. McPhie and Mr. Lekstrom.

On May 28, 2025, BioSig issued a news release announcing the closing of the Share Purchase Agreement.

Recommendation of the Board

At its meeting held on May 23, 2025, after careful consideration of, among other things, the advice of management and after considering information provided to management by BioSig’ tax, accounting and legal advisors and such other matters considered relevant, the Board determined that the Share Exchange (including the Share Purchase Agreement and the transactions to be completed as soon as practicable following the Share Exchange as set forth in the Share Purchase Agreement) are in the best interests of BioSig. Accordingly, the Board recommends that BioSig Securityholders vote FOR the Acquisition Proposal.

Reasons for the Share Exchange

In evaluating the Share Purchase Agreement and the Share Exchange, the Board consulted with BioSig’s senior management, as well as outside legal counsel and financial advisors. In the course of making its determination (1) that the Share Exchange is fair to and in the best interests of BioSig and its stockholders; (2) to approve and declare advisable the Share Purchase Agreement and the transactions thereto, including the Share Exchange; and (3) to recommend the adoption of the Share Purchase Agreement by the stockholders of BioSig, the Board considered numerous factors, including the following non-exhaustive list of material factors and benefits of the Share Exchange, each of which the Board believed supported its determination and recommendation and are not presented in any relative order of importance:

Business and Financial Condition. The Board considered BioSig’s business, financial performance and condition and future prospects and the risks and uncertainties attendant thereto.

Risks and Uncertainties. The Board considered, among other factors, that BioSig’s business and that its stockholders would continue to be subject to significant risks and uncertainties, including:

●	risks and uncertainties related to BioSig’s business, financial performance and condition and future prospects, including economic uncertainties, operating solely in the biotech market;

●	the current industry, economic and market conditions and trends in the markets in which BioSig competes, including the on-going changes in such markets and BioSig’s business and the risks and uncertainties attendant thereto; and

●	the risks set forth in BioSig’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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Board Independence. The Board considered the fact that the Board approved the Share Exchange following extensive discussions with BioSig’s management team, financial advisors and outside legal counsel. Additionally, all of the directors on the Board were actively involved throughout the transaction process.

Strategic Alternatives. The Board considered:

●	the results of BioSig’s discussions and its process of exploring, analyzing and evaluating its strategic alternatives, including pursuing BioSig’s long-term business plan;

●	the fact that the terms of the Share Purchase Agreement were the result of robust arm’s-length negotiations conducted by BioSig, with the knowledge and at the direction of the Board, and with the assistance of independent financial advisors and outside legal counsel;

●	alternative means of creating stockholder value and pursuing BioSig’s strategic goals and the risks and uncertainties attendant thereto, and Board’s belief that the Share Exchange represents the best available alternative for maximizing value for BioSig’s stockholders.

Majority Stockholder Consent. The Board considered that the majority of BioSig stockholders, which collectively controlled more than 50% of the aggregate voting power of the issued and outstanding BioSig Shares as of May 23, 2025, had agreed pursuant to the Voting Agreement that they would be willing to provide consent to the Share Exchange and Parent Stockholder Matters.

Strategic and Operational Synergies. The Board considered the potential strategic benefits of the Share Exchange, including:

●	access to Streamex’s tokenization platform, which may allow BioSig to monetize non-core assets, including legacy intellectual property and data;

●	enhanced potential for diversified revenue streams, including platform services, and transactional technologies that are less dependent on clinical trial timelines or binary regulatory outcomes;

●	opportunities to broaden the Combined Company’s market position at the intersection of biotechnology and emerging digital asset infrastructure; and

●	synergistic management capabilities, as Streamex’s executive team brings complementary expertise in software development, decentralized finance, and blockchain architecture.

Capital Markets and Valuation Potential. The Board considered that:

●	the Combined Company could be more attractive to a broader investor base by virtue of its exposure to multiple high-growth sectors;

●	the transaction could improve BioSig’s capital markets positioning and potentially support a re-rating or increase in trading multiples; and

●	the continued listing of BioSig on Nasdaq and its status as a Delaware corporation provide favorable governance and regulatory continuity.

The Board also considered and balanced against the potentially positive factors a number of uncertainties, risks and potentially negative factors in its deliberations concerning the Share Purchase Agreement and the Share Exchange, including the costs of the Share Exchange, interim operating covenants, and other risks of the type and nature described under the sections titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.”

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The foregoing discussion is not meant to be exhaustive, but summarizes certain material factors considered by the Board in its evaluation of the Share Exchange. After considering these and other factors, the Board concluded that the potential benefits of the Share Exchange outweighed the uncertainties and risks. In view of the variety of factors considered by the Board and the complexity of these factors, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have assigned different weights to different factors. Upon due consideration of these and other factors, the Board believed that, overall, the potential benefits of the Share Exchange to BioSig’s stockholders outweighed the risks and uncertainties of the Share Exchange and adopted and approved the Share Purchase Agreement, the Share Exchange and the transactions contemplated thereto and recommended that the stockholders adopt the Share Purchase Agreement and approve the Share Exchange based upon the totality of the information presented to and considered by the Board. This explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.”

Accounting Treatment of Transaction

The Share Exchange was accounted as a business combination using the acquisition method with BioSig as the accounting acquirer.

Regulatory Approvals

In addition to approval by the BioSig stockholders and the Streamex Shareholders, if required by Nasdaq’s change of control rules and regulations, BioSig will file an initial listing application for the BioSig Shares.

Federal Securities Law Consequences, Resale Restrictions

The BioSig Shares and Special Voting Preferred Stock to be issued pursuant to the Share Exchange have not been registered under the Securities Act or the securities laws of any state of the United States and will be issued and exchanged in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder of the Securities Act. Therefore, the BioSig Shares issuable upon the exercise conversion of the Exchangeable Shares and Special Voting Preferred Stock will be “restricted securities” within the meaning of Rule 144, and may be issued only pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or following registration under such laws.

After attaining stockholder approval of the Parent Stockholder Matters, BioSig expects to file a registration statement on Form S-3 relating to the issuance of the Special Voting Preferred Stock, BioSig Shares and BioSig Shares issuable upon the exercise of any Exchangeable Shares pursuant to the Share Exchange.

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CERTAIN MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the “Tax Act”) generally applicable to a former beneficial owner of Streamex Shares who, for the purposes of the Tax Act and at all relevant times, (1) held Streamex Shares, and holds Exchangeable Shares and/or Special Voting Preferred Stock, as applicable, as capital property; and (2) deals at arm’s length with, and is not affiliated with, Streamex, BioSig, CallCo or ExchangeCo (a “Holder”). Generally, Streamex Shares, Exchangeable Shares and/or Special Voting Preferred Stock (collectively, the “Shares”), as applicable, will be capital property to a Holder, provided that the Holder does not acquire or hold the Shares in the course of carrying on a business or as part of an adventure or concern in the nature of trade.

This summary does not apply to a Holder who acquired Streamex Shares under an option. Those Holders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act in force as of the date hereof and an understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing by it prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. However, no assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative policy or assessing practice whether by legislative, administrative or judicial action nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may differ from those discussed herein.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations applicable to the purchasing, holding and disposing of the Streamex Shares, the Exchangeable Shares or the Special Voting Preferred Stock. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.

Generally, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of securities (including dividends, adjusted cost base and proceeds of disposition) must be converted into Canadian dollars based on exchange rates as determined in accordance with the Tax Act. In particular, the amount of dividends to be included in the income of, and the amount of capital gains or capital losses realized by, a Holder of Special Voting Preferred Stock, and the amount of any capital gain realized on the disposition of Streamex Shares or Special Voting Preferred Stock , may be affected by fluctuation in the Canadian/U.S. dollar exchange rate.

Holders Resident in Canada

This portion of the summary is generally applicable to a Holder who for the purposes of the Tax Act and any applicable tax treaty, was resident or was deemed to be resident in Canada at all times while they held Streamex Shares, or hold Exchangeable Shares or Special Voting Preferred Stock (a “Resident Holder”).

Certain Resident Holders whose Streamex Shares or Exchangeable Shares might not otherwise qualify as capital property may be entitled to make, or may have already made, an irrevocable election under subsection 39(4) of the Tax Act. This election may deem any Streamex Shares or Exchangeable Shares (and any other “Canadian security”, as defined in the Tax Act) owned by such Resident Holder to be capital property in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Streamex Shares or Exchangeable Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election. Exchangeable Shares received by a Resident Holder under a section 85 election in respect of Streamex Shares, as described below, will not be a “Canadian security” to such Resident Holder for this purpose. Resident Holders should consult with their own tax advisors for advice with respect to whether an election under subsection 39(4) is available in their particular circumstances.

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This portion of the summary does not apply to a former Streamex Shareholder (a) an interest in which is a “tax shelter investment” as defined in the Tax Act; (b) that is a “financial institution” for the purposes of the mark-to-market rules contained in the Tax Act; (c) that is a “specified financial institution” as defined in the Tax Act; (d) that has made a functional currency reporting election under the Tax Act; (e) that is a corporation resident in Canada, and is, or becomes, or does not deal at arm’s length with a corporation resident in Canada that is or becomes, as part of a transaction or event or series of transactions or events that includes the Share Exchange, controlled by a non-resident person (or a group of persons that do not deal at arm’s length) for purposes of the “foreign affiliate dumping” rules in section 212.3 of the Tax Act; (f) that has entered into, or will enter into, with respect to any Shares, a “derivative forward agreement” or a “synthetic disposition agreement”, as those terms are defined in the Tax Act; (g) in respect of whom US Parent is or will be a “foreign affiliate” as defined in the Tax Act; or (h) that is exempt from tax under Part I of the Tax Act. Those former Streamex Shareholders should consult their own tax advisors.

Receipt of Ancillary Rights

A Resident Holder who received Exchangeable Shares for Streamex Shares also received ancillary rights in respect of the Exchangeable Shares. A Resident Holder will be required to account for the ancillary rights in determining the proceeds of disposition of such Resident Holder’s Streamex Shares and the cost to the Resident Holder of the Exchangeable Shares received in consideration therefor. Streamex considers that the ancillary rights have a nominal fair market value. This determination of value is not binding on the CRA and it is possible that the CRA could take a contrary view.

Call Rights

A Resident Holder who received Exchangeable Shares for Streamex Shares will granted certain Call Rights. Streamex considers that the Call Rights have a nominal fair market value. This determination of value is not binding on the CRA and it is possible that the CRA could take a contrary view.

Based on the view of Streamex, the granting of the Call Rights will not result in any material adverse income tax consequences to a Resident Holder. If the Call Rights have a fair market value in excess of a nominal amount, however, Resident Holders who acquire Exchangeable Shares will realize a capital gain in an amount equal to the fair market value of the Call Rights. The general tax treatment of capital gains and capital losses is discussed below under the section titled “Taxation of Capital Gain or Capital Loss”.

Exchange of Streamex Shares for Exchangeable Shares – Section 85 Election

A Resident Holder who (a) disposed of Streamex Shares pursuant to the Share Exchange and who received Exchangeable Shares including any ancillary rights, and (b) validly makes a joint election under subsection 85(1) or subsection 85(2) of the Tax Act in respect of the disposition, may defer all or a portion of any capital gain otherwise arising on the exchange, depending on the Elected Amount (as defined below) and the adjusted cost base to the Resident Holder of the Streamex Shares at the time of the exchange.

Section 85 Election

Subject to the limitations and conditions described below, ExchangeCo will make a joint election under subsection 85(1) or subsection 85(2), as applicable, of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation) with a Resident Holder who validly receives Exchangeable Shares (including any ancillary rights), at the agreed amount selected by such Resident Holder subject to the limitations under the Tax Act (the “Elected Amount”). Subject to the limitations under the Tax Act described generally below, the Elected Amount will be treated for the purposes of the Tax Act as the Resident Holder’s proceeds of disposition of its Streamex Shares.

The relevant tax election form is CRA Form T2057 (or, in the event that the Streamex Shares were held as partnership property, CRA Form T2058). Resident Holders should consult their own tax advisors to determine whether separate election forms must be filed with any other provincial taxing authority.

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Where Streamex Shares were held in co-ownership and two or more of the co-owners wish to elect, one of the co-owners designated for such purpose by the co-owners must file one copy of the CRA Form T2057 on behalf of all of the co-owners (and where applicable, the corresponding form in duplicate with the relevant provincial authorities). The CRA Form T2057 must be accompanied by a list containing the name, address, social insurance number or business number of all co-owners electing as well as the document signed by all co-owners electing authorizing the designated co-owner to complete and file the form. Where the Streamex Shares were held as partnership property, a partner designated by the partnership must file one copy of the CRA Form T2058 on behalf of all members of the partnership (and where applicable, the corresponding form in duplicate with the relevant provincial authorities). The CRA Form T2058 must be accompanied by a list containing the name, address, social insurance number or business number of each partner as well as the document signed by each partner authorizing the designated partner to complete and file the form.

In general, the Elected Amount is subject to the following limitations in respect of the Streamex Shares that are the subject of the election:

●	the Elected Amount may not be less than the aggregate fair market value at the Effective Time of any ancillary rights received on the exchange;

●	the Elected Amount may not be less than the lesser of the adjusted cost base to the Resident Holder of its Streamex Shares disposed of, determined immediately before the time of the disposition, and the fair market value at the Effective Time of the Streamex Shares disposed of at that time; and

●	the Elected Amount may not be greater than the fair market value at the Effective Time of the disposition of the Streamex Shares so disposed of.

Where a Resident Holder and ExchangeCo make a joint election under subsection 85(1) or subsection 85(2) of the Tax Act, as applicable, the tax treatment to such Resident Holder generally will be as follows:

●	the Resident Holder will be deemed to have disposed of the Streamex Shares for proceeds of disposition equal to the Elected Amount;

●	if the proceeds of disposition are equal to the aggregate of the adjusted cost base to the Resident Holder of the Streamex Shares, determined immediately before the disposition, and any reasonable costs of disposition, no capital gain or capital loss will be realized by the Resident Holder;

●	to the extent that the proceeds of disposition of the Streamex Shares exceed (or are less than) the aggregate of the adjusted cost base to the Resident Holder of the Streamex Shares, determined immediately before the exchange, and any reasonable costs of disposition, the Resident Holder will, in general, realize a capital gain (or loss);

●	the cost to the Resident Holder of any ancillary rights received on the exchange will be equal to the fair market value thereof at the Effective Time; and

●	the cost to the Resident Holder of Exchangeable Shares received on the exchange will be equal to the amount by which the proceeds of disposition exceed the fair market value at the Effective Time of the ancillary rights received on the exchange.

Where a Resident Holder and ExchangeCo make a joint election under subsection 85(1) or subsection 85(2) of the Tax Act, as applicable, the Resident Holder may realize a capital gain on the disposition of the Streamex Shares to the extent that the value of ancillary rights, net of any reasonable costs of disposition, exceeds the adjusted cost base to the Resident Holder of the Streamex Shares immediately before the disposition. As described above, Streamex is of the view that such rights have only nominal value (see the section titled “Receipt of Ancillary Rights” above).

To avoid a late-filing penalty, the required election forms must be received by the appropriate tax authorities on or before the day that is the earliest of the days on or before which either ExchangeCo or the electing Resident Holder is required to file a Canadian tax return for the taxation year in which the disposition of the Streamex Shares occurs. The current taxation year of ExchangeCo is scheduled to end on December 31, 2025. Thus, if the exchange occurs prior to December 31, 2025, the tax election forms will, in the case of an electing Resident Holder who is an individual (other than a trust), generally be due by April 30, 2026. Electing Resident Holders should consult their own advisors forthwith respecting the deadlines applicable to their own particular circumstances.

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The comments herein with respect to such elections are provided for general assistance only. The law in this area is complex and contains numerous technical requirements. Resident Holders should consult Information Circular 76-19R3 and Interpretation Bulletin IT-291R3 (Archived), issued by the CRA, for further information respecting the subsections 85(1) and (2) elections under the Tax Act. Resident Holders wishing to make the election should consult their own tax advisors.

Exchange of Streamex Shares for Exchangeable Shares and Special Voting Preferred Stock – No Section 85 Election

A Resident Holder who (a) disposes of Streamex Shares pursuant to the Share Exchange and who does not make a joint election under subsection 85(1) or subsection 85(2) of the Tax Act in respect of the disposition, will be considered to have disposed of the Streamex Shares for proceeds of disposition equal to the sum of (i) the aggregate fair market value, at the time of the disposition, of the Exchangeable Shares acquired on the exchange, and (ii) the fair market value of any ancillary rights acquired on the exchange. The Resident Holder will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition of such Streamex Shares, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to such Resident Holder of such Streamex Shares. The general tax treatment of capital gains and capital losses is discussed below under the section titled “Taxation of Capital Gain or Capital Loss”.

The cost to a Resident Holder of Exchangeable Shares acquired on the exchange will be equal to the respective fair market value of the Exchangeable Shares at that time. The cost to the Resident Holder of ancillary rights acquired on the exchange will be equal to the fair market value, at the time of acquisition, of the ancillary rights.

Redemption, Retraction, Exchange and Disposition of Exchangeable Shares

A Resident Holder will be considered to have disposed of Exchangeable Shares (a) on a redemption (including pursuant to a Retraction Request) of such Exchangeable Shares by ExchangeCo, and (b) on an acquisition of such Exchangeable Shares by CallCo. However, as described below, the Canadian federal income tax consequences of the disposition will be different depending on whether the event giving rise to the disposition is a redemption or an acquisition. Resident Holders have certain rights under the Exchangeable Share Provisions that may affect whether the relevant disposition occurs by way of a redemption or an acquisition and such Resident Holders should consult their own tax advisors in relation to the potential exercise of any such rights.

On the redemption (including pursuant to a Retraction Request) of an Exchangeable Share by ExchangeCo, a Resident Holder will generally be deemed to receive a dividend equal to the amount, if any, by which the aggregate redemption proceeds exceed the paid-up capital (for purposes of the Tax Act) of the Exchangeable Share at the time the Exchangeable Share is so redeemed.

A dividend deemed to be received by a Resident Holder who is an individual (other than certain trusts) will be included in computing such Resident Holder’s income for the taxation year in which such dividends are received or deemed to be received, subject to the gross-up and dividend tax credit rules normally applicable under the Tax Act to taxable dividends received from taxable Canadian corporations. Certain dividends may be eligible for the enhanced gross-up and dividend tax credit, to the extent designated as an “eligible dividend” by ExchangeCo. There are limitations on the ability of a corporation to designate deemed dividends as eligible dividends. A deemed dividend received by an individual, or certain trusts, may also give rise to alternative minimum tax under the Tax Act, depending on the circumstances.

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A deemed dividend received on Exchangeable Shares by a Resident Holder that is a corporation will be included in the corporation’s income for the taxation year in which such dividends are deemed to be received and will generally be deductible in computing its taxable income, subject to the restrictions and limitations under the Tax Act. Where a Resident Holder that is a corporation is deemed to receive a dividend on Exchangeable Shares and such dividend is deductible in computing such Resident Holder’s income, all or part of the dividend may in certain circumstances be treated under the Tax Act as a capital gain from the disposition of capital property (or as proceeds of disposition of Exchangeable Shares potentially giving rise to a capital gain) the taxable portion of which must be included in computing the Resident Holder’s income for the year in which the dividend was received. Resident Holders that are corporations should consult their own tax advisors in this regard.

Certain corporations, including “private corporations” and “subject corporations” (as such terms are defined in the Tax Act) may be liable to pay a refundable tax under Part IV of the Tax Act to the extent that the dividends deemed to be received on Exchangeable Shares are deductible in computing taxable income. The Exchangeable Shares will be “taxable preferred shares” for purposes of the Tax Act and therefore, Part IV.1 of the Tax Act will apply.

On the redemption, the Resident Holder will be considered to have disposed of the Exchangeable Share for proceeds of disposition equal to the redemption proceeds less the amount of the foregoing deemed dividend. The Resident Holder will realize a capital loss (or capital gain) equal to the amount by which the sum of (a) the adjusted cost base to such Resident Holder of the Exchangeable Share immediately before the disposition, and (b) any reasonable costs of disposition, exceeds (or is less than) the proceeds of disposition. For this purpose, the “redemption proceeds” of such Exchangeable Share will be equal to the Exchangeable Share Price. The general tax treatment of capital gains and capital losses is discussed below under the section titled “Taxation of Capital Gain or Capital Loss”.

On the acquisition of an Exchangeable Share by CallCo or US Parent, a Resident Holder will generally be considered to realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition exceed (or are less than) the total of (a) the adjusted cost base of the Exchangeable Share to such Resident Holder, and (b) any reasonable costs of disposition. For this purpose, the proceeds of disposition in respect of an acquisition of an Exchangeable Share by CallCo or US Parent will be equal to the Exchangeable Share Price. The acquisition of an Exchangeable Share by CallCo or US Parent will not result in a deemed dividend. The general tax treatment of capital gains and capital losses is discussed below under the section titled “Taxation of Capital Gain or Capital Loss”.

A disposition or deemed disposition of Exchangeable Shares by a Resident Holder, other than on the redemption, retraction or other disposition of such shares to ExchangeCo, will generally result in a capital gain (or capital loss) equal to the amount by which the proceeds of disposition exceed (or are less than) the total of (a) the adjusted cost base of the Exchangeable Share to such Resident Holder, and (b) any reasonable costs of disposition.

Dividends on Special Voting Preferred Stock

A dividend received or deemed to be received on Special Voting Preferred Stock by a Resident Holder who is an individual will be included in computing such Resident Holder’s income for the taxation year in which such dividends are received and will not be subject to the gross-up and dividend tax credit rules in the Tax Act.

A dividend received or deemed to be received on Special Voting Preferred Stock by a Resident Holder that is a corporation will be included in the corporation’s income and will generally not be deductible in computing its taxable income.

Any U.S. non-resident withholding tax paid by or on behalf of a Resident Holder on such dividends generally should be eligible, subject to the specific rules and limitations under the Tax Act, to be credited against the Resident Holder’s income tax or deducted from income.

Acquisition and Disposition of Special Voting Preferred Stock

The cost of Special Voting Preferred Stock received by a Resident Holder on the redemption or retraction of an Exchangeable Share by ExchangeCo or on the acquisition of an Exchangeable Share by CallCo or US Parent will be equal to the fair market value of such Special Voting Preferred Stock at the time of such event, and will be averaged with the adjusted cost base of any other Special Voting Preferred Stock held at that time by such Resident Holder as capital property for the purpose of determining the adjusted cost base of all Special Voting Preferred Stock held by such Resident Holder.

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A disposition or deemed disposition of a Special Voting Preferred Stock by a Resident Holder will generally result in a capital gain (or capital loss) equal to the amount by which the proceeds of disposition exceed (or are less than) the total of (a) the adjusted cost base of Special Voting Preferred Stock to such Resident Holder immediately before the disposition, and (b) any reasonable costs of disposition. The general tax treatment of capital gains and capital losses is discussed below under the section titled “Taxation of Capital Gain or Capital Loss”.

Taxation of Capital Gain or Capital Loss

In general, one-half of a capital gain realized by a Resident Holder must be included in computing such Resident Holder’s income as a taxable capital gain. One-half of a capital loss must be deducted as an allowable capital loss against taxable capital gains realized by the Resident Holder in the year and any excess may be deducted against net taxable capital gains in any of the three preceding years or in any subsequent year, to the extent and under the circumstances set out in the Tax Act.

The amount of any capital loss realized on the disposition or deemed disposition of Special Voting Preferred Stock by a Resident Holder that is a corporation may be reduced by the amount of dividends received or deemed to have been received by it on such Special Voting Preferred Stock or shares substituted for such Special Voting Preferred Stock to the extent and in the circumstances specified by the Tax Act. Similar rules may apply where Special Voting Preferred Stock is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may be relevant should consult their own tax advisors.

A Resident Holder that is throughout the relevant taxation year a “Canadian-controlled private corporation” or at any time in the relevant taxation year a “substantive CCPC”, each as defined in the Tax Act, may be liable to pay an additional refundable tax on its “aggregate investment income”, which is defined in the Tax Act to include taxable capital gains and interest income.

A taxable capital gain realized by an individual, or certain trusts, may give rise to a liability for alternative minimum tax under the Tax Act.

Foreign Property Information Reporting

A Resident Holder who is a “specified Canadian entity” as defined in the Tax Act for a taxation year or fiscal period whose total cost amount of “specified foreign property” as defined in the Tax Act, which includes Special Voting Preferred Stock and the Exchangeable Shares (including any ancillary rights), at any time in the year or fiscal period exceeds CAD$100,000, is required to file an information return for the year or period disclosing prescribed information in respect of such property. Resident Holders to whom these rules may be relevant should consult their own tax advisors.

Interests of Certain Persons in the Share Exchange

You should be aware that members of the management and Board have interests in the Share Exchange that may be in addition to or different from the interests of BioSig stockholders generally, which will present them with actual or potential conflicts of interest. These interests include the following:

In connection with the Share Exchange, Henry McPhie, co-founder and Chief Executive Officer of Streamex, was appointed BioSig’s new Chief Executive Officer and received 937,382 Exchangeable Shares in exchange for his 457,961 Streamex Shares, Morgan Lekstrom, co-founder and Chairman of Streamex, was appointed as the Chairman of the Board and received 20,707,421 Exchangeable Shares in exchange for his 41,414,842 Streamex Shares and Mitchell Williams was appointed as Chief Investment Officer of BioSig and received 937,382 Exchangeable Shares in eschange for 457,961 Streamex Shares.

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THE SHARE PURCHASE AGREEMENT

The following is a summary description of certain material provisions of the Share Purchase Agreement, is not comprehensive and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached hereto as Annex A.

Summary of the Share Purchase Agreement

On May 23, 2025, BioSig, Streamex, ExchangeCo, Callco, the Streamex Shareholders, and Trustee of the trust formed pursuant to the Exchange Rights Agreement, entered into the Share Purchase Agreement, pursuant to which BioSig, through its wholly owned subsidiaries ExchangeCo and CallCo, agreed to acquire all of the issued and outstanding shares of Streamex from the Streamex Shareholders in exchange for 109,070,056.6977 newly issued Exchangeable Shares in ExchangeCo.

The Exchange Ratio under the Share Purchase Agreement provides for each share of Streamex to be exchanged for 2.046862 Exchangeable Shares of ExchangeCo, which are intended to be economically equivalent to BioSig Shares. The Exchangeable Shares are governed by the Exchange Rights Agreement, dated May 28, 2025, entered into among BioSig, ExchangeCo, CallCo, and the Trustee, and are exchangeable into BioSig Shares under specified terms. The parties intend for the transaction to qualify as a tax-deferred reorganization for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code.

The Share Purchase Agreement closed on May 28, 2025, but is subject to the satisfaction or waiver of various conditions, including approval of the Parent Stockholder Matters.

Representations and Warranties

The Share Purchase Agreement contains detailed representations and warranties made by each of Streamex, BioSig (including ExchangeCo and CallCo), and the Streamex Shareholders, which are customary for transactions of this nature.

The representations and warranties provided by BioSig in favor of Streamex in the Share Purchase Agreement relate to, among other things: the due incorporation and existence of BioSig and its subsidiaries and the power and authority of BioSig and its subsidiaries to own or lease their respective properties and assets and conduct their respective businesses; BioSig’s ownership of its subsidiaries; the absence of any bankruptcy or insolvency proceedings by or against BioSig or its subsidiaries; compliance by BioSig and its subsidiaries with applicable laws; the corporate power and authority of BioSig to enter into the Share Purchase Agreement and perform its obligations thereunder; the due execution and delivery of the Share Purchase Agreement by BioSig; the receipt of all necessary governmental approvals; the absence of required third-party notices or consents; the execution and delivery of the Share Purchase Agreement and the performance by BioSig of its obligations thereunder and the consummation of the transactions contemplated thereby not resulting in a breach, violation or default under BioSig’s organizational documents or applicable contracts or laws.

Additional representations and warranties made by BioSig relate to: the authorized, issued and outstanding share capital of BioSig and each of its subsidiaries; the absence of any cease trade order; issued and outstanding convertible securities of BioSig; BioSig’s financial statements and related public disclosures; BioSig’s internal controls over financial reporting; the absence of undisclosed liabilities; the absence of any material proceedings or investigations by governmental authorities; the absence of any shareholder agreement or similar arrangement affecting the voting of BioSig’s securities; tax matters; performance under material contracts; the absence of a material adverse effect with respect to BioSig since its most recently filed periodic report; the relationships of BioSig and its subsidiaries with key customers, suppliers, and distributors; compliance with environmental laws; permits and governmental licenses; owned and leased real property; insurance coverage; directors and officers; transactions with related parties; indebtedness to non-arm’s length parties; compliance with anti-money laundering and anti-corruption legislation; labor and employment matters; benefit plans; the maintenance of books and records; ownership and licensing of intellectual property; BioSig’s status as a reporting issuer under U.S. securities laws and the listing of its common stock on Nasdaq; and the absence of restrictions on BioSig’s ability to conduct its business in the ordinary course.

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The Share Purchase Agreement also contains customary representations and warranties from Streamex and its shareholders in favor of BioSig, including with respect to corporate existence and authority, capitalization, financial condition, compliance with laws, tax matters, material contracts, absence of undisclosed liabilities, litigation, ownership of shares, and the authority and capacity of each shareholder to enter into the agreement. The representations and warranties of the parties do not survive the closing of the Share Purchase Agreement.

Regulatory Approvals

The consummation of the Share Exchange is subject to the receipt of certain regulatory approvals and the satisfaction of applicable notification requirements under U.S. and Canadian law.

Pursuant to the Share Purchase Agreement, the parties have agreed to cooperate and use their reasonable best efforts to obtain all required regulatory approvals. In connection with the proposed transaction, BioSig is required to file this Proxy Statement with the SEC pursuant to the Exchange Act, to seek the approval of its stockholders for the issuance of BioSig Shares in connection with the Share Exchange.

Each of BioSig and Streamex has represented that, except as disclosed in the Share Purchase Agreement, no material consent, approval, authorization, or order of, or registration, declaration or filing with, any governmental or regulatory authority is required to be obtained or made by such party in connection with the execution, delivery and performance of the Share Purchase Agreement and the consummation of the Share Exchange, other than the regulatory approvals and filings described above.

Stock Exchange and Securities Laws Matters

In accordance with Nasdaq listing rules, the Exchangeable Shares are not exchangeable into more than 19.9% of the outstanding BioSig Shares on a pre-transaction basis. Accordingly, BioSig is seeking stockholder approval herein of the Parent Stockholder Matters. If such approval is obtained, the Streamex Shareholders will become entitled to receive, together with the initial issuance, an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement. If stockholder approval is obtained, BioSig’s existing stockholders and holders of BioSig equivalents will collectively own 25% of the fully diluted BioSig Shares. However, if the stockholder approval is not obtained prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. As required by Nasdaq’s change of control rules and regulations, BioSig will file an initial listing application for the BioSig Shares.

Board of Directors and Officers

On May 28, 2025, effective as of the Closing, Anthony Amato, BioSig’s Chief Executive Officer, President, and Chairman, resigned from all positions with BioSig. Henry McPhie, co-founder and Chief Executive Officer of Streamex, was appointed as BioSig’s Chief Executive Officer. In addition, Morgan Lekstrom, co-founder and Chairman of Streamex, was appointed as Chairman of the Board.

Additional Covenants Regarding Non-Solicitation

Under the Share Purchase Agreement, each of BioSig and Streamex agreed that, during the period prior to the closing of the Share Exchange (the “Pre-Closing Period”), neither it nor any of its subsidiaries would, and it would not authorize any of its respective representatives to, directly or indirectly, solicit, initiate, or knowingly encourage, induce, or facilitate the communication, making, submission, or announcement of any inquiries, proposals, or offers that constituted, or could reasonably have been expected to lead to, an Alternative Acquisition Proposal or any inquiry, indication of interest, or request for information (other than those made by one party to the other) that could reasonably have been expected to lead to an Alternative Acquisition Proposal (each, an “Acquisition Inquiry”). In addition, neither BioSig nor Streamex was permitted to furnish non-public information to any person in connection with or in response to any Alternative Acquisition Proposal or Acquisition Inquiry, engage in discussions or negotiations regarding any such Acquisition Proposal or Acquisition Inquiry, approve, endorse, or recommend any Alternative Acquisition Proposal, enter into any letter of intent, memorandum of understanding, or other similar agreement relating to an Alternative Acquisition Transaction, or publicly propose to take any of the foregoing actions.

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The Share Purchase Agreement further provided that any action taken by a party’s representatives that, if taken by the party itself, would have constituted a breach of the non-solicitation covenants, would be deemed a breach of the agreement by that party. This provision was intended to prevent circumvention of the exclusivity restrictions through third-party conduct.

Additionally, if either BioSig or Streamex, or any of their respective representatives, received an Alternative Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, the receiving party was required to promptly, and in any event no later than twenty-four (24) hours after becoming aware of such Alternative Acquisition Proposal or Acquisition Inquiry, notify the other party both orally and in writing. Such notice was required to include the identity of the person or entity making the Alternative Acquisition Proposal or Acquisition Inquiry, the material terms and conditions thereof, and copies of any written communications received in connection with such proposal or inquiry. The receiving party was also required to keep the other party reasonably informed regarding the status of any such Alternative Acquisition Proposal or Acquisition Inquiry and any material modifications or proposed modifications thereto.

These provisions helped preserve the exclusivity of the Share Exchange and ensured that both BioSig and Streamex remained fully committed to the transaction through the Closing.

Termination of the Share Purchase Agreement

The Share Purchase Agreement included customary termination provisions that permitted either party to terminate the agreement under certain circumstances prior to the Closing of the Share Exchange, including by mutual consent or in the event of a material breach by the other party. However, the Share Exchange has now been consummated, and as a result, the termination rights contained in the agreement are no longer applicable. From and after the Closing, the Share Purchase Agreement remains in full force and effect with respect to any surviving covenants or obligations, but may no longer be terminated. Certain provisions of the agreement, including those relating to confidentiality, expenses, and governing law, expressly survive the Closing.

Amendment of the Share Purchase Agreement

On May 27, 2025, the Company entered into the First Amendment with Streamex, BST Sub ULC, ExchangeCo and CallCo. The First Amendment revised the Share Purchase Agreement to clarify that ExchangeCo shall issue 2.046862 of its Exchangeable Shares to the Streamex Shareholders for each share of Streamex previously held, rather than 2.05 as originally set out in the Share Purchase Agreement, in order to achieve a precise aggregate issuance of 109,070,056.6977 Exchangeable Shares.

The Share Purchase Agreement provides that the agreement may be amended at any time with the approval of the respective boards of directors (or managers, as applicable) of ExchangeCo, CallCo, and BioSig, and Streamex acting as the shareholder representative on behalf of the shareholders of Streamex. However, following the approval of the agreement by a party’s stockholders, no amendment may be made which, under applicable law, would require further stockholder approval unless such additional approval is obtained.

Any amendment to the Share Purchase Agreement must be made in writing and executed by each of ExchangeCo, CallCo, BioSig, and the Shareholder Representative. No oral amendments are permitted. This provision ensures that any modification to the terms of the agreement is formally approved and documented, and, where required by law, subject to additional stockholder consent.

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DESCRIPTION OF EXCHANGEABLE SHARES, SPECIAL VOTING PREFERRED STOCK AND OTHER AGREEMENTS

Description of Exchangeable Shares

The Exchangeable Shares were issued by ExchangeCo and carry, as nearly as reasonably practicable, equivalent economic entitlements to those of the Special Voting Preferred Stock, for which they are exchangeable. Regardless of the mechanism by which the Exchangeable Shares are exchanged, described in more detail below, and except in connection with any unpaid dividends or distributions in cash or other property, Exchangeable Shareholders will only receive shares of Special Voting Preferred Stock in exchange for their Exchangeable Shares. There are possible disadvantages or risks of holding Exchangeable Shares. See section titled “Risks Factors — Risks Relating to the Share Exchange”.

Former shareholders of Streamex received Exchangeable Shares rather than Special Voting Preferred Stock with respect to their Streamex Shares in order to take advantage of a full or partial tax deferral available under the Income Tax Act (Canada) (the “Tax Act”). The Canadian tax consequences of receiving or holding Exchangeable Shares may differ significantly from the Canadian tax consequences of receiving or holding Special Voting Preferred Stock depending upon the particular circumstances of the holder. Careful consideration should be given by holders to the tax consequences in determining whether or not an election should be made to exchange their Exchangeable Shares for Special Voting Preferred Stock. See section titled “Material Canadian Federal Income Tax Considerations”.

The following summary description of certain material provisions of the Exchangeable Share Provisions is not comprehensive and is qualified in its entirety by reference to the complete text thereof, as set forth in the Articles of ExchangeCo, and in the form attached as Exhibit A to the Exchange Rights Agreement, which was filed as Exhibit 10.2 on BioSig’s Current Report on Form 8-K on May 27, 2025.

Ranking

The Exchangeable Shares will be entitled to a preference over the common shares of ExchangeCo and any other shares ranking junior to the Exchangeable Shares with respect to distribution of assets in the event of the liquidation, dissolution or winding-up of ExchangeCo, whether voluntary or involuntary, or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs to the extent provided in the Exchangeable Share Provisions.

Dividends and Other Distributions

The holders of Exchangeable Shares shall not be entitled to any dividends on the Exchangeable Shares. The board of directors of ExchangeCo shall determine, in good faith and in its sole discretion (with the assistance of such financial or other advisors as the board of directors of ExchangeCo may determine), “economic equivalence” for the purposes of the Exchangeable Share Provisions and each such determination shall be conclusive and binding on ExchangeCo and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the board of directors of ExchangeCo to be relevant, be considered by the board of directors of ExchangeCo:

(a)	each Exchangeable Share is intended to be economically equivalent to one share of Special Voting Preferred Stock;

(b)	in the case of any stock or share dividend or other distribution payable in Special Voting Preferred Stock, the number of such shares issued as a result of such stock or share dividend or other distribution in proportion to the number of Special Voting Preferred Stock previously outstanding;

(c)	in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Special Voting Preferred Stock or securities exchangeable for or convertible into or carrying rights to acquire Special Voting Preferred Stock, the relationship between the exercise price of each such right, option or warrant, the number of such rights, options or warrants to be issued or distributed in respect of each share of Special Voting Preferred Stock and the Current Market Price (as defined in the Exchangeable Share Provisions) of a share of Special Voting Preferred Stock, the price volatility of the Special Voting Preferred Stock and the terms of any such instrument;

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(d)	in the case of the issuance or distribution of any other form of property including, without limitation, any shares or securities of BioSig of any class other than Special Voting Preferred Stock, any rights, options or warrants other than those referred to in paragraph (c) above, any evidences of indebtedness of BioSig or any assets of BioSig, the relationship between the fair market value (as determined by the board of directors of ExchangeCo in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of Special Voting Preferred Stock and the Current Market Price of such share of Special Voting Preferred Stock;

(e)	in the case of any subdivision, redivision or change of the then outstanding Special Voting Preferred Stock into a greater number of Special Voting Preferred Stock or the reduction, combination, consolidation or change of the then outstanding Special Voting Preferred Stock into a lesser number of Special Voting Preferred Stock or any amalgamation, merger, arrangement, reorganization or other transaction affecting the Special Voting Preferred Stock, the effect thereof upon the then outstanding Exchangeable Shares; and

(f)	in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Special Voting Preferred Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

Certain Restrictions

So long as any of the Exchangeable Shares are outstanding (other than held by BioSig or its affiliates), ExchangeCo will not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in the Exchangeable Share Provisions:

(a)	redeem or purchase or make any capital distribution in respect of any shares ranking junior to Exchangeable Shares with respect to distributions in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

(b)	redeem or purchase or make any capital distribution in respect of any other shares of the Company ranking equally with Exchangeable Shares with respect to distributions in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

(c)	issue any Exchangeable Share, or any other shares ranking equally with, or superior to, Exchangeable Shares, other than, in each case, pursuant to a shareholders rights plan adopted by the Company; provided, however, that this restriction shall not apply if, in connection with all dividends or other distributions declared and paid on Special Voting Preferred Stock, the Exchange Ratio shall have been adjusted in accordance with the Exchangeable Share Provisions prior to or as at the date of any such event referred to in this paragraph (c);

(d)	prior to BioSig obtaining approval from its stockholders of the Parent Stockholder Matters: (i) consummate either (A) any US Parent Control Transaction (as defined in the Exchangeable Share Provisions) or (B) any merger or consolidation of BioSig or any of its subsidiaries with or into another entity or any stock sale to, or other business combination in which the stockholders of BioSig immediately before such transaction do not hold at least a majority of the voting power of the capital stock of BioSig or such other entity immediately after such transaction; (ii) enter into any agreement with respect to any of the foregoing that is not expressly conditioned upon BioSig obtaining approval from its stockholders of the Parent Stockholder Matters (as defined in the Share Purchase Agreement); (iii) (A) pay a stock dividend or otherwise make a distribution or distributions on shares of Special Voting Preferred Stock or any other equity or equity equivalent securities payable in shares of Special Voting Preferred Stock, (B) subdivide outstanding shares of Special Voting Preferred Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Special Voting Preferred Stock into a smaller number of shares, or (D) issue by reclassification of shares of Special Voting Preferred Stock any shares of BioSig; or (iv) grant, issue or sell any capital stock or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Special Voting Preferred Stock whereby holders of the Exchangeable Shares were not entitled to participate based on their proportionate share (determined as if such holder had exchanged such Exchangeable Shares into Special Voting Preferred Stock, without regard to any limitation on ownership).

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Exchange Ratio Adjustments

The Exchange Ratio may be cumulatively adjusted from time to time after the Effective Date by increasing the Exchange Ratio on each date after the Effective Date on which the board of directors of BioSig pays any dividend or other distribution on the Special Voting Preferred Stock by an amount, rounded to the nearest five decimal places, equal to (a)(i) the amount of such dividend or other distribution (which, in the case of a non-cash dividend, shall equal the fair value as determined by the ExchangeCo board of directors in good faith and in its sole discretion), expressed on a per Special Voting Preferred Stock basis, multiplied (ii) by the Exchange Ratio in effect on the Business Day (for purposes of this section, as defined in the Exchangeable Share Provisions) immediately preceding the record date set for such dividend or other distribution, divided by (b) the Current Market Price on the record date set for such dividend or other distribution, and any such adjustment shall be determined by the ExchangeCo board of directors in good faith and in its sole discretion and any such determination by the ExchangeCo board of directors shall be conclusive and binding.

In addition to the foregoing, if the approval by BioSig from its stockholders of the Parent Stockholder Matters (as defined in the Share Purchase Agreement) is not obtained prior to the sixth (6th) month anniversary of the Effective Date, the Exchange Ratio shall be adjusted from 1.00000 to 1.25000.

Distribution on Liquidation and Associated Call Right

Subject to applicable laws and the due exercise by Callco of the Liquidation Call Right (which shall itself be subject to the sale and purchase contemplated by the Automatic Exchange Right), in the event of the liquidation, dissolution or winding-up of ExchangeCo, whether voluntary or involuntary, or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares will be entitled to receive from the assets of ExchangeCo in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution, winding-up or other distribution (the “Liquidation Date”), before any distribution of any part of the assets of ExchangeCo among the holders of the common shares of ExchangeCo or any other shares ranking junior to the Exchangeable Shares, an amount per share (the “Liquidation Amount”) equal to the Exchangeable Share Price on the last Business Day prior to the Liquidation Date, which will be satisfied in full by ExchangeCo delivering or causing to be delivered to such holder of Exchangeable Shares the Exchangeable Share Consideration representing the Liquidation Amount for each Exchangeable Share held by such holder; provided that, for the avoidance of doubt, upon such a liquidation, dissolution or winding-up of ExchangeCo, a holder of Exchangeable Shares will still have the rights set forth under “Retraction of Exchangeable Shares and Associated Call Right”.

Pursuant to the Support Agreement, Callco has the overriding right (the “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of ExchangeCo or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, pursuant to the Exchangeable Share Provisions, and subject to the purchase and sale contemplated by the Automatic Exchange Right, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) on the Liquidation Date, all but not less than all of the Exchangeable Shares held by each such holder on payment by Callco to each such holder of an amount per share equal to the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) on the last Business Day prior to the Liquidation Date (the “Liquidation Call Purchase Price”). In the event of the exercise of the Liquidation Call Right by Callco, each holder of Exchangeable Shares (other than BioSig and its affiliates) will be obligated to sell all of the Exchangeable Shares held by the holder to Callco on the Liquidation Date upon payment by Callco to such holder of the Liquidation Call Purchase Price for each such share, and ExchangeCo will have no obligation to pay any Liquidation Amount to the holders of such shares so purchased. The Liquidation Call Purchase Price will be satisfied in full by Callco depositing or causing to be deposited with Securities Transfer Corporation (the “ExchangeCo Transfer Agent”), on or before the Liquidation Date, the Exchangeable Share Consideration representing the aggregate Liquidation Call Purchase Price less any amounts withheld on account of taxes.

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To exercise the Liquidation Call Right, Callco must notify the ExchangeCo Transfer Agent, as agent for the holders of Exchangeable Shares, ExchangeCo and BioSig of its intention to exercise such right (a) in the case of a voluntary liquidation, dissolution or winding-up of ExchangeCo or any other voluntary distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, at least fifteen (15) Business Days before the Liquidation Date, or (b) in the case of an involuntary liquidation, dissolution or winding-up of ExchangeCo or any other involuntary distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, at least five (5) Business Days before the Liquidation Date. The ExchangeCo Transfer Agent will notify the holders of Exchangeable Shares and BioSig as to whether or not Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Liquidation Call Right, then on the Liquidation Date, Callco will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) will sell, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Liquidation Call Purchase Price (payable in the form of the Exchangeable Share Consideration). If Callco does not notify the Exchange Transfer Agent, ExchangeCo and BioSig of its intention to exercise the Liquidation Call Right in the manner and timing described above, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to ExchangeCo) that Callco exercise the Liquidation Call Right in respect of the shares covered by the notice, in which case, Callco shall be deemed of have exercised the Liquidation Call Right and will be bound thereby.

Retraction of Exchangeable Shares and Associated Call Right

Subject to applicable laws and the due exercise by Callco of the Retraction Call Right, a holder of Exchangeable Shares will be entitled at any time to require ExchangeCo to redeem any or all Exchangeable Shares registered in the name of such holder and for an amount per share equal to the Exchangeable Share Price on the last Business Day prior to the Retraction Date (the “Retraction Price”), which price will be satisfied in full by ExchangeCo or Callco, as applicable, delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price. A holder of Exchangeable Shares must give notice of a request to redeem or purchase, as applicable, by presenting and surrendering to the ExchangeCo Transfer Agent the certificate(s) representing the Exchangeable Shares that the holder desires to have ExchangeCo redeem or Callco purchase, as applicable, together with (a) such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA and the ExchangeCo Articles, as applicable, together with such additional documents, instruments and payments as the ExchangeCo Transfer Agent and ExchangeCo may reasonably require and (b) a duly executed request (the “Retraction Request”) in accordance with the Exchangeable Share Provisions: (i) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate(s) (the “Retracted Shares”) redeemed by ExchangeCo or purchased by Callco, as applicable; (ii) stating the Business Day on which the holder desires to have ExchangeCo redeem or Callco purchase the Retracted Shares (the “Retraction Date”), provided that the Retraction Date will not be less than five (5) Business Days nor more than ten (10) Business Days after the date on which the Retraction Request is received by the office of the ExchangeCo Transfer Agent (unless otherwise agreed to by such holder and the ExchangeCo Transfer Agent, ExchangeCo, and Callco), and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date will be deemed to be the tenth (10th) Business Day after the date on which the Retraction Request is received by the ExchangeCo Transfer Agent, subject to the Exchangeable Share Provisions; and (iii) acknowledging the overriding right (the “Retraction Call Right”) of Callco to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request will be deemed to be a revocable offer by the holder to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Right Purchase Price and on the other terms and conditions set out in the Exchangeable Share Provisions.

In accordance with the Exchangeable Share Provisions, in the event that a holder of Exchangeable Shares delivers a Retraction Request, Callco will have the overriding right (the “Retraction Call Right”), notwithstanding the proposed redemption of the Exchangeable Shares, to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by Callco of an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the “Retraction Call Right Purchase Price”), which price will be satisfied in full by Callco delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Call Right Purchase Price less any amounts withheld on account of taxes.

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Upon receipt by the ExchangeCo Transfer Agent of a Retraction Request, the ExchangeCo Transfer Agent will immediately notify ExchangeCo and Callco thereof, and will provide Callco with a copy of the Retraction Request. To exercise its Retraction Call Right, Callco must notify the ExchangeCo Transfer Agent in writing of its determination to do so within three (3) Business Days after the ExchangeCo Transfer Agent notifies Callco. If Callco does not so notify the ExchangeCo Transfer Agent within such three (3) Business Day period, then the ExchangeCo Transfer Agent will notify the holder as soon as possible thereafter that Callco did not exercise the Retraction Call Right. If Callco delivers a Retraction Call Notice within such three (3) Business Day period and duly exercises its Retraction Call Right, the obligation of ExchangeCo to redeem the Retracted Shares will terminate and, provided that the Retraction Request is not revoked by the holder of such Retracted Shares in the manner described below), Callco will purchase from such holder and such holder will sell to Callco on the Retraction Date the Retracted Shares for an amount per share equal to the Retraction Call Right Purchase Price less any amounts withheld on account of taxes. Provided that the aggregate Retraction Call Right Purchase Price has been deposited with the ExchangeCo Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right will be deemed to have occurred as at the close of business on the Retraction Date.

A holder of Exchangeable Shares who has made a Retraction Request may, by notice in writing given by the holder to the ExchangeCo Transfer Agent before the close of business on the Business Day immediately preceding the Retraction Date, withdraw such Retraction Request, in which event such Retraction Request will be null and void and the revocable offer constituted by the Retraction Request to sell such Exchangeable Shares to Callco pursuant to the exercise of the Retraction Call Right will be deemed to have been revoked.

If Callco does not notify the ExchangeCo Transfer Agent of its intention to exercise the Retraction Call Right in the manner and timing described above, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to the ExchangeCo Transfer Agent) that Callco exercise the Retraction Call Right in respect of the shares covered by the notice, in which case, Callco shall be deemed of have exercised the Retraction Call Right and will be bound thereby.

Redemption of Exchangeable Shares and Associated Call Right

Subject to applicable laws and the due exercise by Callco of the Redemption Call Right, ExchangeCo will on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by BioSig and its affiliates) for an amount per share (the “Redemption Price”) equal to the Exchangeable Share Price on the last Business Day prior to the Redemption Date, which price will be satisfied in full by ExchangeCo delivering or causing to be delivered to each holder of Exchangeable Shares the Exchangeable Share Consideration for each Exchangeable Share held by such holder.

The “Redemption Date” is the date for the redemption by ExchangeCo of all but not less than all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by BioSig and its affiliates), which date shall be the date established by the board of directors of ExchangeCo following the occurrence of any of the following:

(a)	the aggregate number of Exchangeable Shares issued and outstanding (other than Exchangeable Shares held by BioSig and its affiliates) is less than 5% of the aggregate number of Exchangeable Shares issued on the Effective Date (as such number of shares may be adjusted as deemed appropriate by the board of directors of ExchangeCo to give effect to any subdivision, combination or consolidation of, the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the board of directors of ExchangeCo may accelerate such redemption date to such date as it may determine, upon at least 30 days’ prior written notice to the holders of the Exchangeable Shares; and

(b)	a US Parent Control Transaction is proposed, in which case the board of directors of ExchangeCo may accelerate such redemption date to such date as it may determine, upon such number of days prior written notice to the holders of the Exchangeable Shares as the board of directors of ExchangeCo may determine to be reasonably practicable in such circumstances.

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Pursuant to the Support Agreement, Callco has the overriding right (the “Redemption Call Right”), notwithstanding the proposed redemption of the Exchangeable Shares by ExchangeCo, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Callco of an amount per share equal to the Exchangeable Share Price on the last Business Day prior to the Redemption Date (the “Redemption Call Purchase Price”). In the event of the exercise of the Redemption Call Right by Callco, each holder of Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) will be obligated to sell all of the Exchangeable Shares held by the holder to Callco on the Redemption Date on payment by Callco to the holder of the Redemption Call Purchase Price for each such share, and ExchangeCo will have no obligation to redeem, or pay the Redemption Price otherwise payable by ExchangeCo, in respect of the shares so purchased. The Redemption Call Purchase Price will be satisfied in full by Callco depositing or causing to be deposited with the ExchangeCo Transfer Agent, on or before the Redemption Date, the Exchangeable Share Consideration representing the aggregate Redemption Call Purchase Price less any amounts withheld on account of taxes.

To exercise the Redemption Call Right, Callco must notify the ExchangeCo Transfer Agent, as agent for the holders of Exchangeable Shares, ExchangeCo and BioSig of its intention to exercise such right (a) in the case of a redemption occurring in connection with a US Parent Control Transaction, on or before the Redemption Date, and (b) in any other case, at least fifteen (15) Business Days before the Redemption Date. The ExchangeCo Transfer Agent will notify the holders of Exchangeable Shares and BioSig as to whether or not Callco has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Redemption Call Right, Callco will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) will sell, on the Redemption Date, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Redemption Call Purchase Price (payable in the form of the Exchangeable Share Consideration).

If Callco does not notify the Transfer Agent and ExchangeCo of its intention to exercise the Redemption Call Right in the manner and timing described above, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to ExchangeCo) that Callco exercise the Redemption Call Right in respect of the shares covered by the notice, in which case Callco shall be deemed of have exercised the Redemption Call Right and will be bound thereby.

Change of Law Call Right

Pursuant to the Support Agreement, Callco has the overriding right (the “Change of Law Call Right”), in the event of a Change of Law, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) on the Change of Law Call Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Callco of an amount per share (the “Change of Law Call Purchase Price”) equal to the Exchangeable Share Price applicable on the last Business Day prior to the date on which ExchangeCo acquires the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right (the “Change of Law Call Date”). In the event of the exercise of the Change of Law Call Right by Callco, each such holder of Exchangeable Shares will be obligated to sell all of the Exchangeable Shares held by the holder to Callco on the Change of Law Call Date upon payment by Callco to such holder of the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration). The Change of Law Call Purchase Price will be satisfied in full by Callco depositing or causing to be deposited with the ExchangeCo Transfer Agent, on or before the Change of Law Call Date, the Exchangeable Share Consideration representing the total Change of Law Call Purchase Price less any amounts withheld on account of taxes.

To exercise the Change of Law Call Right, Callco must notify the ExchangeCo Transfer Agent, as agent for the holders of Exchangeable Shares, ExchangeCo and BioSig of its intention to exercise such right at least fifteen (15) days before the Change of Law Call Date. The ExchangeCo Transfer Agent will notify the holders of Exchangeable Shares and BioSig that Callco has exercised the Change of Law Call Right forthwith after receiving notice of such exercise. If Callco exercises the Change of Law Call Right, Callco will purchase, and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is BioSig or any of its affiliates) will sell, on the Change of Law Call Date, all of the Exchangeable Shares then outstanding for a price per share equal to the Change of Law Call Purchase Price.

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Voting Rights

Except as required by applicable laws and in respect of certain matters as further described in the Exchangeable Share Provisions, the holders of the Exchangeable Shares will not be entitled as such to receive notice of or to attend any meeting of the shareholders of ExchangeCo or to vote at any such meeting. Without limiting the generality of the foregoing, the holders of the Exchangeable Shares will not be entitled to class votes except as required by applicable Law.

Amendment and Approval

Any approval required to be given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares in accordance with applicable laws will be deemed to have been sufficiently given if it has been given in accordance with applicable laws, subject to, in certain circumstances as provided for in the Exchangeable Share Provisions, a minimum requirement that such approval be evidenced by a resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present in person or represented by proxy.

Tax Treatment

The treatment of Exchangeable Shares for U.S. federal income tax purposes is uncertain. Holders of Exchangeable Shares should consult their own advisors regarding the tax consequences of owning and disposition of Exchangeable Shares.

Support Agreement

The following is a summary description of certain material provisions that are contained in the Support Agreement, is not comprehensive and is qualified in its entirety by reference to the complete text of the Support Agreement, which was filed as Exhibit 10.3 on BioSig’s Current Report on Form 8-K filed with the SEC on May 27, 2025.

Pursuant to the Support Agreement, Parent will agree that, so long as any Exchangeable Shares not owned by BioSig or its affiliates (as defined in such agreement) are outstanding, BioSig will, among other things:

(a)	not take any action that will result in the declaration or payment of any dividend or make any other distribution on the Special Voting Preferred Stock, unless ExchangeCo shall adjust the Exchange Ratio in accordance with the Exchangeable Share Provisions;

(b)	advise ExchangeCo sufficiently in advance of the declaration by BioSig of any dividend or other distribution on the Special Voting Preferred Stock and take all such other actions as are reasonably necessary or desirable, in co-operation with ExchangeCo, to ensure that the Exchange Ratio shall be adjusted by ExchangeCo in accordance with the Exchangeable Share Provisions;

(c)	take all such actions and do all such things as are reasonably necessary or desirable to enable and permit ExchangeCo, in accordance with applicable Law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price, or the Redemption Price, in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of ExchangeCo, whether voluntary or involuntary, or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by ExchangeCo, as the case may be, including without limitation all such actions and all such things as are necessary or desirable to enable and permit ExchangeCo to deliver or cause to be delivered Special Voting Preferred Stock or other property to the holders of Exchangeable Shares in accordance with the Exchangeable Share Provisions;

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(d)	take all such actions and do all such things as are reasonably necessary or desirable to enable and permit 1540873 B.C. LTD., the trustee of the trust formed pursuant to the Exchange Rights Agreement (the “Trustee”), in accordance with applicable Law to perform its obligations under the Exchange Rights Agreement, including, without limitation, all such actions and all such things as are reasonably necessary or desirable to enable and permit the Trustee to exercise the Voting Rights on the Special Voting Preferred Stock;

(e)	take all such actions and do all such things as are reasonably necessary or desirable to enable and permit CallCo, in accordance with applicable Law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right (or upon the exercise by the holder of the Exchangeable Shares of their right to require CallCo to exercise the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right), including without limitation all such actions and all such things as are necessary or desirable to enable and permit CallCo to deliver or cause to be delivered Special Voting Preferred Stock or other property to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right, as the case may be;

(f)	take all such actions and do all such things as are reasonably necessary or desirable to enable and permit ExchangeCo in accordance with applicable Law, to perform its obligations in connection with a Retraction Request pursuant to the Exchangeable Share Provisions and the redemption by ExchangeCo pursuant to the Exchangeable Share Provisions, including without limitation all such actions and all such things as are necessary or desirable to enable and permit ExchangeCo to deliver or cause to be delivered Special Voting Preferred Stock or other property to the holders of Exchangeable Shares in accordance with the Exchangeable Share Provisions;

(g)	not, except as otherwise contemplated in the Exchangeable Shares Provisions: (i) exercise its vote as a shareholder of ExchangeCo to initiate the voluntary liquidation, dissolution or winding up of ExchangeCo or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, or (ii) take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of ExchangeCo or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, without the approval of the holders of the Exchangeable Shares in accordance with the Exchangeable Share Provisions; and

(h)	prior to BioSig obtaining approval from its stockholders of the Parent Stockholder Matters (as defined in the Share Purchase Agreement), not, without the approval referred to in Section 2.12(b) of the Exchangeable Share Provisions: (i) consummate either (A) any US Parent Control Transaction or (B) any merger or consolidation of BioSig or any of its subsidiaries with or into another entity or any stock sale to, or other business combination in which the stockholders of BioSig immediately before such transaction do not hold at least a majority of the voting power of the capital stock of BioSig or such other entity immediately after such transaction; (ii) enter into any agreement with respect to any of the foregoing that is not expressly conditioned upon BioSig obtaining approval from its stockholders of the Parent Stockholder Matters (as defined in the Share Purchase Agreement); (iii) (A) pay a stock dividend or otherwise make a distribution or distributions on shares of Special Voting Preferred Stock or any other equity or equity equivalent securities payable in shares of Special Voting Preferred Stock, (B) subdivide outstanding shares of Special Voting Preferred Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Special Voting Preferred Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Special Voting Preferred Stock any shares of BioSig; or (iv) grant, issue or sell any capital stock or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Special Voting Preferred Stock whereby holders of the Exchangeable Shares were not entitled to participate based on their proportionate share (determined as if such holder had exchanged such Exchangeable Shares into Special Voting Preferred Stock, without regard to any limitation on ownership).

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Economic Equivalence

In order to protect the economic equivalence of the Exchangeable Shares, the Support Agreement provides that, so long as any Exchangeable Shares not owned by BioSig or its affiliates are outstanding:

(a)	BioSig will not without the prior approval of ExchangeCo and the prior approval of the holders of the Exchangeable Shares given in accordance with the Exchangeable Share Provisions:

i.	issue or distribute Special Voting Preferred Stock (or securities exchangeable for or convertible into or carrying rights to acquire Special Voting Preferred Stock) to the holders of all or substantially all of the then outstanding Special Voting Preferred Stock by way of stock or share dividend or other distribution, other than an issue of Special Voting Preferred Stock (or securities exchangeable for or convertible into or carrying rights to acquire Special Voting Preferred Stock) to holders of Special Voting Preferred Stock (A) who exercise an option to receive dividends in Special Voting Preferred Stock (or securities exchangeable for or convertible into or carrying rights to acquire Special Voting Preferred Stock) in lieu of receiving cash dividends, or (B) pursuant to any dividend reinvestment plan or scrip dividend or similar arrangement;

ii.	issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Special Voting Preferred Stock entitling them to subscribe for or to purchase Special Voting Preferred Stock or securities exchangeable for or convertible into or carrying rights to acquire Special Voting Preferred Stock; or

iii.	issue or distribute to the holders of all or substantially all of the then outstanding Special Voting Preferred Stock (A) shares or securities of BioSig of any class other than Special Voting Preferred Stock (or securities convertible into or exchangeable for or carrying rights to acquire Special Voting Preferred Stock), (B) rights, options, warrants or other assets other than those referred to in paragraph (a)(ii) above, (C) evidence of indebtedness of BioSig, or (D) assets of BioSig, unless, in each case, the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares; provided, however, that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by BioSig in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Share Purchase Agreement.

(b)	BioSig will not, without the prior approval of ExchangeCo and the prior approval of the holders of the Exchangeable Shares given in accordance with the Exchangeable Share Provisions:

i.	subdivide, redivide or change the then outstanding BioSig Common Stock into a greater number of BioSig Shares;

ii.	reduce, combine, consolidate or change the then outstanding BioSig Shares into a lesser number of BioSig Shares; or

iii.	reclassify or otherwise change the BioSig Shares or effect an amalgamation, merger, combination, reorganization or other transaction affecting the BioSig Shares;

unless, in each case, the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares; provided, however, that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by BioSig in order to give effect to and to consummate the transactions contemplated by, and in accordance with the Share Purchase Agreement.

The ExchangeCo board of directors will determine, in good faith and in its sole discretion (with the assistance of such financial or other advisors as the ExchangeCo board of directors may determine), “economic equivalence” for the purposes of any event referred to in paragraphs (a) or (b) above and each such determination will be conclusive and binding on BioSig. Pursuant to the Support Agreement, ExchangeCo will agree that, to the extent required, upon due notice from BioSig, ExchangeCo will use commercially reasonable efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that distributions are made by ExchangeCo, or the Exchange Ratio is adjusted, or subdivisions, redivisions or changes are made to the Exchangeable Shares, as applicable, in order to implement the required economic equivalence with respect to the Special Voting Preferred Stock and Exchangeable Shares as provided for in the Support Agreement.

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Tender Offers

The Support Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Special Voting Preferred Stock (an “Offer”) is proposed by BioSig or is proposed to BioSig or its stockholders and is recommended by the board of directors of BioSig, or is otherwise effected or to be effected with the consent or approval of the board of directors of BioSig, and the Exchangeable Shares are not redeemed by ExchangeCo or purchased by CallCo pursuant to the Redemption Call Right, BioSig and ExchangeCo will use commercially reasonable efforts to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares (other than BioSig and its affiliates) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Special Voting Preferred Stock, without discrimination. Without limiting the generality of the foregoing, BioSig and ExchangeCo will use commercially reasonable efforts in good faith to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against ExchangeCo (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer).

Ownership of ExchangeCo Shares

The Support Agreement provides that, without the prior approval of ExchangeCo and the prior approval of the holders of the Exchangeable Shares given in accordance with the Exchangeable Share Provisions, BioSig covenants and agrees in favour of ExchangeCo that, as long as any outstanding Exchangeable Shares not owned by Parent or any of its affiliates are outstanding, BioSig will be and remain the direct or indirect beneficial owner of all issued and outstanding common shares of ExchangeCo.

Amendments to the Support Agreement

The Support Agreement provides that, with the exception of changes for the purpose of (a) adding to the covenants of any or all of the parties thereto; (b) evidencing the succession of successors to BioSig and the covenants and obligations assumed by such successors; (c) making such amendments or modifications not inconsistent with the Support Agreement as may be necessary or desirable with respect to matters or questions arising thereunder or (d) curing or correcting any ambiguities or defect or inconsistent provision or clerical omission or mistake or manifest errors (provided, in the case of clauses (a), (c) and (d), that the board of directors of each of BioSig, ExchangeCo and Callco are of the good faith opinion that such amendments are not prejudicial to the rights or interests of the holders of the Exchangeable Shares), the Support Agreement may not be amended except by agreement in writing executed by BioSig, Callco and ExchangeCo and approved by the holders of the Exchangeable Shares given in accordance with the Exchangeable Share Provisions.

Voting of Exchangeable Shares

Under the Support Agreement, each of Parent and Callco agree not to, and to cause its affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time with respect to any Exchangeable Shares owned by it or its affiliates in respect of any matter considered at meetings of holders of Exchangeable Shares (including any approval sought from such holders in respect of matters arising under the Support Agreement).

Reimbursement by Parent

Parent shall reimburse ExchangeCo for, and indemnify and hold ExchangeCo harmless against, any expense or liability incurred by ExchangeCo with respect to the Exchangeable Shares.

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Exchange Rights Agreement

The following is a summary description of certain material provisions contained in the Exchange Rights Agreement, and is not comprehensive and is qualified in its entirety by reference to the complete text of the Exchange Rights Agreement, which was filed as Exhibit 10.2 on BioSig’s Current Report on Form 8-K filed with the SEC on May 27, 2025.

The purpose of the Exchange Rights Agreement is to create a trust for the benefit of the registered holders from time to time of Exchangeable Shares (other than BioSig or affiliates of BioSig) (the “Exchangeable Shareholders”). The Trustee will hold the Special Voting Preferred Stock of BioSig in order to enable the Trustee to exercise the voting rights attached thereto and will hold the Exchange Right and the Automatic Exchange Right (as such terms are defined in the Exchange Rights Agreement) in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Exchangeable Shareholders.

Voting Rights

Pursuant to the Exchange Rights Agreement, BioSig will issue to and deposit with the Trustee the Special Voting Preferred Stock to be held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Exchangeable Shareholders and in accordance with the provisions of the Exchange Rights Agreement.

Under the Exchange Rights Agreement, the Trustee shall be entitled to exercise all of the voting rights, including the right to consent to or vote in person or by proxy, attaching to Special Voting Preferred Stock, on any matter, question, proposal or proposition whatsoever that may properly come before the stockholders of BioSig at a BioSig Meeting or in connection with a BioSig Consent.

With respect to all meetings of stockholders of BioSig (each, a “BioSig Meeting”) at which stockholders of BioSig are entitled to vote and with respect to all written consents, if any, sought by BioSig from holders of Special Voting Preferred Stock (each, a “BioSig Consent”), each Exchangeable Shareholder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, that number of votes equal to the quotient of:

(a)	the number of Exchangeable Shares owned of record by such Exchangeable Shareholder, at the close of business on the record date established by BioSig or by applicable law for such BioSig Meeting or BioSig Consent, as the case may be, divided by

(b)	the aggregate number of Exchangeable Shares then outstanding (other than Exchangeable Shares held by BioSig and its affiliates), rounded down to the nearest whole vote,

multiplied by the number of votes held by the Trustee in respect of BioSig Trust Stock

(collectively, the “Exchangeable Shareholder Votes”), in respect of each matter, question, proposal or proposition to be voted on at such BioSig Meeting or consented to in connection with such BioSig Consent.

The Trustee will exercise each vote attached to the BioSig Trust Stock only as directed by the relevant holder and, in the absence of instructions from a holder as to voting, the Trustee will not exercise voting rights with respect to such Exchangeable Share. A holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the holder to vote directly at the relevant meeting the votes attached to the BioSig Trust Stock to which the holder is entitled.

The Trustee will send to the Exchangeable Shareholders by mail or electronic transmission the notice of each BioSig Meeting or BioSig Consent at which the stockholders of BioSig are entitled to vote, together with the related meeting materials and a statement as to the manner in which the holder may instruct the Trustee to exercise the votes attaching to the BioSig Trust Stock, at the same time as BioSig sends such notice and materials to the stockholders of BioSig. The Trustee will also send to the holders of Exchangeable Shares copies of all all proxy materials (including, without limitation, notices of BioSig Meetings but excluding proxies to vote Special Voting Preferred Stock), Proxy Statements, reports (including, without limitation, all interim and annual financial statements) and other written communications that, in each case, are required to be distributed by BioSig from time to time to holders of Special Voting Preferred Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send or cause to send those materials to each Exchangeable Shareholder at the same time as such materials are first sent to holders of Special Voting Preferred Stock.

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To the extent such materials are provided to the Trustee by BioSig, the Trustee will also send to the holders all materials sent by third parties to stockholders of BioSig generally, including dissident proxy circulars and tender and exchange offer circulars, as soon as possible after such materials are first sent to the stockholders of BioSig.

All rights of a holder of Exchangeable Shares to exercise votes attached to the Special Voting Preferred Stock will cease upon the exchange of such holder’s Exchangeable Shares for BioSig Shares.

ExchangeCo Insolvency Event — Exchange Right

Upon the occurrence and during the continuance of an Insolvency Event (as such term is defined in the Exchange Rights Agreement), the Trustee shall have the right (the “Exchange Right”) to require BioSig (provided that BioSig may, in its sole discretion, cause CallCo to purchase in its place and stead to the extent permissible by applicable law) to purchase from each or any Exchangeable Shareholder all or any part of the Exchangeable Shares from each or any Exchangeable Shareholder, provided that the Trustee may exercise such right only on the basis of instructions received from each such holder. The purchase price payable by BioSig or, if BioSig causes CallCo to purchase Exchangeable Shares, by CallCo, for each Exchangeable Share to be purchased by BioSig or CallCo, as the case may be, pursuant to the exercise of the Exchange Right shall be an amount per share equal to the Exchangeable Share Price for such Exchangeable Share on the last Business Day prior to the day of the closing of the purchase and sale of such Exchangeable Share pursuant to such exercise of the Exchange Right, which price may be satisfied only by BioSig or CallCo, as the case may be, delivering or causing the Trustee to deliver (upon a written request and at the BioSig’s expense), on behalf of BioSig or CallCo, as the case may be, to the relevant Exchangeable Shareholder, the Exchangeable Share Consideration representing such Exchangeable Share Price.

As soon as practicable following the occurrence of an Insolvency Event or any event that with the passage of time or the giving of notice or both would be an Insolvency Event, BioSig and ExchangeCo shall give written notice thereof to the Trustee and the Exchangeable Shareholders.

Liquidation Event — Automatic Exchange Right

Immediately prior to the effective date of a Liquidation Event (as such term is defined in the Exchange Rights Agreement), each of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by BioSig and its affiliates) shall be automatically exchanged for one share of Special Voting Preferred Stock multiplied by the applicable Exchange Ratio for such Exchangeable Share, rounded down to the nearest whole share and no consideration shall be paid for any such fractional share which is not issued. Such automatic exchange shall be deemed to occur the close of business on the Business Day immediately prior to the Liquidation Event Effective Date (as such term is defined in the Exchange Rights Agreement).

Special Voting Preferred Stock

Within three (3) business days after obtaining approval of the Parent Stockholder Matters, BioSig shall deliver to the Trustee one share of Special Voting Preferred Stock, which will be issued to the Trustee, as trustee for and on behalf of the holders of the Exchangeable Shares. The holder of the Special Voting Preferred Stock will vote together with the holders of the BioSig Shares , as a single class (except as otherwise required under applicable law), with respect to all meetings of stockholders of BioSig at which the holders of the BioSig Shares are entitled to vote. The Special Voting Preferred Stock entitles the holder of record to that number of votes equal to the number of Exchangeable Shares outstanding at such time multiplied by the Exchange Ratio, and in respect of each beneficial owner of the Special Voting Preferred Stock, rounded down to the nearest whole vote.

The holder of the Special Voting Preferred Stock is not entitled to receive any dividends declared and paid by BioSig and, upon any liquidation, dissolution or winding up of BioSig, whether voluntary or involuntary, shall rank senior to the BioSig Shares, and junior or all other or series of preferred stock of BioSig, and is entitled to receive, prior to the holders of the BioSig Shares, an amount equal to $1.00.

At such time as the share of Special Voting Preferred Stock has no votes attached to it, the Special Voting Preferred Stock shall be automatically cancelled for no consideration.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of July 22, 2025, by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o BioSig Technologies, Inc, 12424 Wilshire Blvd., Suite 745, Los Angeles, CA 90025. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options, warrants and Exchangeable Shares that are currently exercisable or exercisable within sixty (60) days of July 22, 2025, by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage Class (2)	Total Voting Power
Directors and Named Executive Officers
Henry McPhie	1,052,824	(3)	3.36%	—	—	3.36%
Anthony Amato	5,431,547	(4)	16.10%	—	—	16.10%
Morgan Lekstrom	1,037,442	(5)	3.21%	—	—	3.21%
Christopher A. Baer	103,345	(6)	*	—	—	*
Donald F. Browne	103,345	(7)	*	—	—	*
Steven Abelman	103,345	(8)	*	—	—	*
Ferdinand Groenewald	235,000	(9)	*	—	—	*
Mitchell Williams	380,297	(10)	1.17%	—	—	1.17%

All directors and executive officers as a group of eight persons	8,447,145		24.80%	—	—	24.80%

5% Holders
Donald E. Garlikov	3,135,022	(11)	9.98%	—	—	9.98%
Ray Weber	151,620	(12)	—	45	42.84%	*
StoneX Group Inc C/F Raymond E Weber IRA	117,984	(13)	—	35	33.34%	*
Martin F. Sauer	84,274	(14)	—	25	23.82%	*

*	Less than 1%.
(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of July 22, 2025, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. Includes Exchangeable Shares issuable within 60 days of July 22, 2025, and subject to limitations that prohibit (i) any single holder from receiving Exchangeable Shares that would result in such holder beneficially owning more than 5.01% of the outstanding Common Stock (including Exchangeable Shares) and (ii) aggregate issuances of Exchangeable Shares that would exceed 19.99% of the outstanding Common Stock (on a pre-transaction basis of the Share Exchange).
(2)	These percentages have been calculated based on 31,326,659 shares of Common Stock and 105 shares of Series C Preferred Stock outstanding as of July 22, 2025.
(3)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of July 22, 2025.
(4)	Comprised of (i) 3,031,547 shares of Common Stock, and (ii) 2,400,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of July 22, 2025.
(5)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of July 22, 2025.
(6)	Comprised of shares of Common Stock.
(7)	Comprised of shares of Common Stock.
(8)	Comprised of shares of Common Stock.
(9)	Comprised of shares of Common Stock.
(10)	Comprised of (i) 46,963 Exchangeable Shares that are currently exercisable or exercisable within 60 days of July 22, 2025, and (ii) 333,334 restricted stock units representing rights to shares of Common Stock.
(11)	Comprised of (i) 3,035,022 shares of Common Stock and (ii) 100,000 warrants to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of July 22, 2025.
(12)	Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of July 22, 2025. This stockholder’s address is 27 Zabriskie St., Jersey City, NJ 07307.
(13)	Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of July 22, 2025. Ray Weber may also be deemed beneficial owner of shares held by StoneX Group Inc C/F Raymond E Weber IRA. Mr. Weber’s address is 27 Zabriskie St., Jersey City, NJ 07307.
(14)	Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of July 22, 2025. This stockholder’s address is 1028 Steeplechase Dr., Lancaster, PA 17601.

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PROPOSAL 1:

APPROVAL OF THE ACQUISITION PROPOSAL

You are being asked to approve the issuance of one share of Special Voting Preferred Stock and the Consideration Shares, which consist of 109,070,056 BioSig Shares issuable pursuant to the Share Purchase Agreement. The Exchange Ratio, however, is subject to adjustment until the Effective Time as described herein, and, as such, the approximate amount of Consideration Shares is subject to adjustment. In addition, if stockholder approval is not obtained of the Parent Stockholder Matters prior to the six-month anniversary of the Closing, the Exchange Ratio will be adjusted from 1.0 to 1.25. For a summary and detailed information regarding this proposal, see the information about the proposed Share Exchange, and the issuance of the Special Voting Preferred Stock and Consideration Shares in connection with the Share Exchange contained throughout this Proxy Statement, including the information set forth in “Summary of the Share Purchase Agreement” and “The Share Purchase Agreement” and “The Special Voting Preferred Stock.”

Pursuant to our Certificate of Incorporation, and applicable Delaware law, and limited only by the number of BioSig Shares authorized for issuance under our Certificate of Incorporation, the Board has the power, without submitting the matter to a stockholder vote or approval, to issue BioSig Shares, from time to time, for any consideration the Board deems appropriate. However, BioSig Shares are listed on Nasdaq and Rules 5635(a) (which requires shareholder approval for the issuance of more than 20% of a listed company’s issued and outstanding shares) and (b) (which requires shareholder approval for a change of control of a listed company) of the Nasdaq Listing Rules require stockholder approval for the issuance of the Consideration Shares pursuant to the Share Exchange . In accordance with the Exchange Rights Agreement, the Exchangeable Shares may not be exchanged for BioSig Shares in excess of 19.9% of BioSig’s outstanding shares on a pre-transaction basis until such stockholder approval is obtained. If such approval is obtained, the Streamex Shareholders will become entitled to receive, together with the initial issuance of 19.9% of the outstanding BioSig Shares on a pre-transaction basis, an aggregate total number of BioSig Shares equal to 75% of the fully diluted shares of the BioSig Shares outstanding as of the date of the Share Purchase Agreement. A vote to approve the Acquisition Proposal is a vote to satisfy the requirements of both Rule 5635(a) and (b) of the Nasdaq Listing Rules. See “Why am I being asked to vote on the Share Exchange?” in the questions section above. Thus, BioSig is requesting your vote in connection with the Acquisition Proposal.

As of the Record Date, no Exchangeable Shares have been exchanged for BioSig Shares.

Required Vote

This proposal must be approved by a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal .

The Board recommends a vote FOR approval of the Acquisition Proposal.

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PROPOSAL 2: APPROVAL OF the issuance of shares of our Common Stock underlying convertible debentures

Background of the Yorkville Convertible Debenture Financing Transaction

Secured Convertible Debenture Purchase Agreement and Convertible Debentures

On July 7, 2025, we entered into a secured convertible debenture purchase agreement (the “Debenture Purchase Agreement”) with Yorkville, pursuant to which Yorkville will purchase senior secured convertible debentures in the aggregate principal amount of $100,000,000 (the “Convertible Debentures”), which will be convertible into shares of Common Stock, and as converted, the “Conversion Shares”. The Company will sell to Yorkville a Convertible Debenture in the principal amount of $75,000,000 (the “First Convertible Debenture”) and a Convertible Debenture in the principal amount of $25,000,000 (the “Second Convertible Debenture” and together, the “Convertible Debentures”). The purchase price for each Convertible Debenture is 96.0% of the principal amount of each Convertible Debenture. The Convertible Debentures will be issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act.

The sale and purchase of the First Convertible Debenture is conditioned upon approval of the Company’s stockholders of the issuance of the Convertible Debentures and of all of the Conversion Shares issuable thereunder and of the issuance of the Common Stock issuable pursuant to the SEPA (as defined below). The sale and purchase of the Second Convertible Debenture is conditioned upon the Resale Registration Statement (as defined below) having been declared effective by the SEC as required by the Registration Rights Agreement (as defined below). The sale and purchase of the Convertible Debentures is subject to other customary closing conditions.

Each Convertible Debenture will mature 24 months after issuance of the First Convertible Debenture, and will accrue interest at the rate of 4.00% per annum, which will increase to 18.00% per annum upon the occurrence of an event of default, until such event of default is cured. The principal must be paid in cash on the maturity date or earlier upon acceleration or conversion. Interest shall be provided in cash or, at the election of the Company, in kind through the issuance of Conversion Shares upon conversion of the Convertible Debenture in accordance with the terms thereof. The Convertible Debenture provides that Yorkville may convert all or any portion of the principal amount of the Convertible Debenture, together with any accrued and unpaid interest thereon, at a conversion price equal to the lower of (i) a fixed price per share that will be equal to 125% of the volume-weighted average price (“VWAP”) of the Common Stock on the day prior to the initial closing, subject to a one-time, downward only reset equal to 125% of the average of the daily VWAP for the Common Stock during the five consecutive trading days ending on and including the 30th trading day following the effectiveness of the registration statement registering the resale of the Conversion Shares as described below (the “Resale Registration Statement”), and (ii) 97.0% of the lowest daily VWAP for the Common Stock during the three trading days immediately preceding the applicable conversion date or other date of determination, subject to a floor price equal to 20% of the Nasdaq Official Closing Price of the Common Stock as of July 7, 2025, in each case subject to adjustment as provided in the Convertible Debenture, including adjustments for stock splits, dividends, and other customary anti-dilution provisions (the “Floor Price”). Yorkville is not permitted to issue or convert the Convertible Debentures to the extent that the Conversion Shares deliverable upon such conversion would exceed 19.99% of the Company’s outstanding Common Stock as of the date of the Debenture Purchase Agreement, including shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the Convertible Debentures under Nasdaq’s rules, including the shares issued in the acquisition of Streamex (the “Debenture Exchange Cap”), subject to certain aggregation adjustments under applicable rules of Nasdaq, unless and until approval of the Company’s stockholders has been obtained to permit issuances in excess of the Debenture Exchange Cap or the Company obtains a legal opinion satisfactory to Yorkville that such approval is not required under applicable Nasdaq rules.

The Company has the option to prepay, in part or in whole, the outstanding principal and interest under a Convertible Debenture prior to the maturity date, plus a prepayment premium of 10% of the principal amount of the applicable Convertible Debenture, provided that the Company delivers at least ten trading days’ prior written notice of such prepayment, during which period the holder retains the right to convert all or any portion of the Convertible Debenture. The Convertible Debentures also provide for certain rights of the holder in the event the Company issues additional securities or incurs additional indebtedness, subject to the covenants set forth in the transaction documents. Standard events of default are included in the Convertible Debentures, pursuant to which the holder may declare the Convertible Debentures immediately due and payable and exercise other remedies, including the right to foreclose on the collateral securing the obligations. The Debenture Purchase Agreement also contains customary representation and warranties of the Company and Yorkville, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties. Yorkville shall not have the right to convert any portion of the Convertible Debentures if, after giving effect to such conversion, Yorkville, together with its affiliates, would beneficially own more than 4.99% of the outstanding Common Stock immediately following such conversion, as determined in accordance with Section 13(d) of the Exchange Act, and the rules promulgated thereunder. The form of Convertible Debenture is set forth in Annex F and is attached to this Proxy Statement.

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Guaranty and Security Agreement

The obligation of the Company under the Convertible Debentures will be secured by a first priority security interest in substantially all of the existing and future assets of the Company and its subsidiaries, including Streamex, but excluding $50,000,000 of proceeds of the Convertible Debentures to be used for the Company’s general working capital purposes, including gold tokenization, pursuant to (i) a Guaranty and Security Agreement to be entered into on or prior to the closing for the First Debenture among the Company, Streamex, certain other subsidiaries of the Company, and Yorkville, as collateral agent (the “Guaranty and Security Agreement”), under which the Company and its subsidiaries will grant a security interest in favor of Yorkville in their respective assets, including accounts, inventory, equipment, intellectual property (other than certain excluded property), investment property, deposit accounts, and other collateral as defined therein, and (ii) related control agreements and collateral documents delivered in connection therewith. Pursuant to the Guaranty and Security Agreement, Streamex and other subsidiaries will unconditionally guarantee the prompt and complete payment and performance of all obligations of the Company under the Convertible Debentures and related transaction documents.

Registration Rights Agreement

In connection with the Debenture Purchase Agreement, the Company also will on or prior to the closing for the First Debenture enter into a Registration Rights Agreement with Yorkville, pursuant to which the Company will agree to file the Resale Registration statement with the SEC to register for resale the following shares: (i) Conversion Shares issued pursuant to the Debenture Purchase Agreement, (ii) any additional shares issuable in connection with any anti-dilution provisions of the Convertible Debentures (without giving effect to any limitations on conversion set forth in the Convertible Debentures), and (iii) any Common Stock issued or issuable with respect to any shares described in (i) and (ii) above by way of any stock split, stock dividend or other distribution, recapitalization or similar event or otherwise, in each case subject to any cutback as set forth in the Registration Rights Agreement. The Company agreed to register at least such number of Common Stock as shall equal the maximum number of Conversion Shares issuable upon conversion of all Convertible Debentures then outstanding (assuming for purposes hereof that any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures set forth therein), subject to any limitations set forth in the Registration Rights Agreement.

Lock-Up Agreement

Prior to the closing of the First Convertible Debenture, each of the directors, officers, and certain stockholders of the Company will enter into a Lock-Up Agreement (collectively, the “Lock-Up Agreements”) with Cantor Fitzgerald & Co. and Clear Street LLC, in their capacity as placement agents. Pursuant to the Lock-Up Agreements, each such party agreed that the shares of Common Stock (including securities convertible into or exercisable or exchangeable for the Company; Common Stock) held by them will be subject to transfer restrictions for a period of 180 days following the issuance of the First Convertible Debenture, subject to certain exceptions.

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market under the trading symbol “BSGM”. As such, we are subject to compliance with Nasdaq’s Marketplace Rules. Failure to do so can lead to Nasdaq delisting our securities.

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Nasdaq Marketplace Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by us of Common Stock (and/or securities convertible into or exercisable for Common Stock) in an amount equal to 20% or more of the outstanding Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the “Minimum Price.” Minimum Price is defined as the lower of (i) the Nasdaq Official Closing Price, as reflected on Nasdaq.com immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock, as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon conversion of debt instruments, such as the Convertible Debentures, in such non-public offerings are considered shares issued in such a transaction in determining whether the 20% limit has been reached. Based on the signing of the Debenture Purchase Agreement on July 7, 2025, the applicable “Minimum Price” is $9.414per share, and we are able to issue 0 shares of our Common Stock without exceeding the Debenture Exchange Cap.

Under Nasdaq Marketplace Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would own or have the right to acquire 20% or more of a company’s then-outstanding capital stock.

We cannot predict the price of our Common Stock at any future date, nor do we have any control over the timing of Yorkville’s decisions as to when and if to convert its Convertible Debentures. Therefore, we cannot predict the number of shares of Common Stock that we may be required to issue upon conversion of the Convertible Debentures under the Debenture Purchase Agreement and the Convertible Debentures or whether the applicable conversion prices from time to time will be greater than the Minimum Price under Nasdaq’s rules. If the entire principal amount of $100.00 million in Convertible Debentures were to be converted at the Floor Price of $1.8828, 20% of the applicable Minimum Price, we would be required to issue an aggregate of 53,112,386 shares of Common Stock over time, which is well in excess of 20% of our outstanding shares on July 7, 2025, i.e., the date the Debenture Purchase Agreement was entered into, even excluding shares issuable in the Streamex acquisition. Based on current trading prices of our Common Stock, we do not expect that we will be required to issue Conversion Shares at the Floor Price, but it is possible that Yorkville’s conversion of the Convertible Debentures from time to time could require us to issue an aggregate number of shares of Common Stock that is substantially more than 20% of our outstanding shares as of July 7, 2025, and the conversion prices could fall below the Minimum Price, depending on the trading price of our Common Stock at the time of conversion. Therefore, we require stockholder approval for the potential share issuances upon conversion of the Convertible Debentures.

However, in accordance with the share issuance limitations in the Convertible Debentures, Yorkville and its affiliates, collectively, are prohibited from beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of Common Stock at any point in time, and accordingly, the issuance of the Conversion Shares will not result in a change of control, even if we ultimately issue in excess of 20% of our outstanding Common Stock as of the date of the Debenture Purchase Agreement.

Our Board has determined that the Debenture Purchase Agreement and Convertible Debentures, and our ability to issue the shares of Common Stock upon conversion of the Convertible Debentures in excess of the Debenture Exchange Cap at prices that may be less than the Minimum Price are in the best interests of the Company and our stockholders. Upon receipt of stockholder approval and subject to the satisfaction or waiver of certain other conditions set forth in the Debenture Purchase Agreement, we will be able to sell to Yorkville the Convertible Debentures contemplated by the Debenture Purchase Agreement. Collectively, the two Convertible Debentures provide us with $100 million of capital for general corporate purposes, which may include, but are not limited to, funding research and development for PURE EPTM and Viral Clear, for the development of Streamex’s gold tokenization platform and for general working capital, and for such other purposes specified in the Guaranty and Security Agreement.

Therefore, we are seeking stockholder approval of this Proposal No. 2.

Consequences of Non-Approval

The failure of our stockholders to approve this Proposal No. 2 will prevent us from issuing and selling to Yorkville the Convertible Debentures in the principal amount of $100 million because receipt of stockholder approval is a condition precedent, unless waived, to our ability to issue and sell the Convertible Debentures to Yorkville. Moreover, to the extent we are required to use cash to fulfill any obligations to Yorkville as detailed in the Debenture Purchase Agreement, that capital, to the extent we are able to secure it, which we cannot guarantee, is unavailable for working capital and general corporate purposes, which could impede our growth strategy and harm our business.

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Accordingly, our Board believes that providing the Company the approval to issue shares of Common Stock in excess of the Debenture Exchange Cap upon conversion of the Convertible Debentures is advisable and in the best interests of the Company and our stockholders.

Effect on Current Stockholders

The issuance of shares of Common Stock upon conversion of the Convertible Debentures pursuant the Debenture Purchase Agreement (including any such shares issued below the Minimum Price that are the subject of this Proposal No. 2) would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Common Stock that may be issued to Yorkville upon conversion of the Convertible Debentures is determined based on the price at the time of conversion, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be substantial and material to our current stockholders.

For illustrative purposes only, the table below shows the number of shares of Common Stock that would be issuable upon conversion of Convertible Debentures if we issue securities at an effective price per share that is equal to or lower than $9.414 per share.

Assumed Conversion Price	Common Stock Issuable Upon Conversion of Convertible Debentures

$9.4140	10,622,477
$7.5312	13,278,096
$5.6484	17,704,129
$3.7656	26,556,193
$1.8828	53,112,386

Other Matters

This proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Convertible Debenture Share Issuance Proposal (Proposal 2) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

The Board recommends a vote FOR approval of the Convertible Debenture Share Issuance Proposal.

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PROPOSAL 3: APPROVAL OF THE THIRD AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of an amendment to the 2023 Plan, which was adopted by our Board on July 30, 2025, subject to stockholder approval (the “Third Amendment”). The 2023 Plan was originally approved by our Board on December 27, 2022 (the “Effective Date”), and by our stockholders on February 7, 2023. Under the 2023 Plan as originally adopted, we reserved 526,595 shares of our Common Stock, plus shares underlying any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or the 2012 Equity Incentive Plan that were outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us, subject to adjustment in certain circumstances to prevent dilution or enlargement. On December 18, 2023, our stockholders approved an increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by 350,000, to a total of 876,945 shares. On December 31, 2024, our stockholders approved a second increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by an additional 3,500,000, to a total of 4,376,595 shares. As of July 30, 2025, there were 899,870 shares remaining available for future issuance of awards under the 2023 Plan. The Third Amendment would increase the total number of shares of Common Stock reserved for issuance pursuant to awards under the 2023 Plan by an additional 10,359,211 shares, to a total of 14,735,806 shares of our Common Stock.

We believe that operation of the 2023 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, consultants, and directors; and to promote the success of our business. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2023 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2023 Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board that the Third Amendment is in the best interest of the Company and its stockholders. We believe that the Third Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the 2023 Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Third Amendment and the 2023 Plan are included as Annex B and Annex C, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the Plan Amendment Proposal.

Summary of the Proposed Third Amendment

Our Board adopted the Third Amendment on July 30, 2025, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the 2023 Plan by an additional 10,359,211 shares, to a total of 14,735,806 shares of Common Stock.

Description of the 2023 Plan

Purpose. The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our Common Stock, or other consideration, or any combination thereof. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

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Effective Date and Expiration. The 2023 Plan was approved by our Board on December 27, 2022 (the “Effective Date”) and approved by our stockholders at a special meeting held on February 7, 2023. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. No award may be granted under the 2023 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our Common Stock that may be delivered pursuant to awards under the 2023 Plan is currently 4,376,595 shares, plus any Prior Plan Awards (as defined below), subject to adjustment in certain circumstances to prevent dilution or enlargement as described below. All of the shares available for issuance as an award under the 2023 Plan may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or 2012 Equity Incentive Plan that are outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us.

Shares to be issued under the 2023 Plan may be made available from authorized but unissued shares of our Common Stock, Common Stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2023 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2023 Plan. Shares underlying awards granted under the 2023 Plan that expire or are forfeited, or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by in the 2023 Plan. If previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2023 Plan, the number of shares of Common Stock available for future awards under the 2023 Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the stock option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2023 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2023 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to the us or shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant as incentive stock options under the 2023 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. Under the terms of the 2023 Plan, the 2023 Plan will be administered by our Board or such committee of the Board as is designated by the Board to administer the 2023 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, shall consist entirely of two or more “outside directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2023 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2023 Plan; establish and revise rules and regulations relating to the 2023 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2023 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2023 Plan.

Eligibility. The 2023 Plan provides for awards to the outside directors, officers, employees, and contractors of the Company and our subsidiaries. As of the date of this Proxy Statement, there were 5 employees, 6 directors, and approximately 5 consultants eligible to participate in the 2023 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2023 Plan.

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Stock Options. Subject to the terms and provisions of the 2023 Plan, options to purchase shares of our Common Stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2023 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our Common Stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our Common Stock on the date of grant. All stock options granted under the 2023 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our Common Stock in the recipient’s name.

Stock Appreciation Rights. The 2023 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our Common Stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our Common Stock on the date of grant.

Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our Common Stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee.

Restricted Stock. The 2023 Plan provides for the award of shares of our Common Stock that are subject to forfeiture and restrictions on transferability as set forth in the 2023 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may, if provided in the applicable award agreement, be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2023 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our Common Stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2023 Plan prior to their vesting. Restricted stock units will be settled in shares of our Common Stock, in an amount based on the fair market value of our Common Stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then, if provided in the applicable award agreement, such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional Common Stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or Common Stock.

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Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. The 2023 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2023 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2023 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2023 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

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Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2023 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2023 Plan, which is attached as Annex C to this Proxy Statement.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our Common Stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our Common Stock or other securities, issuance of warrants or other rights to purchase shares of our Common Stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2023 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2023 Plan, to the extent that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2023 Plan. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2023 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Plan and any awards under the 2023 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our Common Stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the approval of the 2023 Plan; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the 2023 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2023 Plan without the consent of the affected participant.

Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2023 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Plan.

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Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2023 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

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Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized as to such other awards.

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Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2023 Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act, if applicable. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries) will have the right to require, as a condition to delivery of any certificate for shares of our Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may, if we consent, withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and taxes withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2023 Plan.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the Plan Amendment Proposal.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2023 Plan pursuant to the Third Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $4.52 per share based on the closing price of our Common Stock on July 30, 2025.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 3) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

The Board recommends a vote FOR approval of the Plan Amendment Proposal.

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PROPOSAL 4: approval of the issuance of shares of our common stock pursuant to the Standby Equity Purchase Agreement

Background

Simultaneously with the Debenture Purchase Agreement, on July 7, 2025 the Company also entered into the SEPA with Yorkville, pursuant to which the Company has the right, but not the obligation, to issue and sell to Yorkville up to $1,000,000,000 of its Common Stock, from time to time during the 36-month commitment period under the SEPA, subject to certain terms, limitations and conditions. The Company will control the timing and amount of any sales of Common Stock to Yorkville under the SEPA at its discretion, and as further provided under the SEPA.

Pursuant to the SEPA, the Company may from time to time deliver an advance notice (an “Advance Notice”) to Yorkville specifying the number of Common Stock it elects to sell, but shall not deliver an Advance Notice until any issued Convertible Debenture(s) has been repaid and/or converted in full, except for the prior written consent of Yorkville permitting such Advance Notice. Each Advance Notice will be priced at 97% of the lowest VWAP of the Common Stock during the three consecutive trading days commencing on the date the Advance Notice is received by Yorkville, subject to certain adjustments if the daily VWAP is below a minimum acceptable price that may be specified by the Company in the Advance Notice. No Advance Notice may cause Yorkville’s beneficial ownership to exceed 4.99% of the Company’s outstanding Common Stock. The Company may not deliver Advance Notices that would cause the aggregate number of Common Stock issued under the SEPA to exceed the SEPA Exchange Cap as defined below, unless (a) approval of the Company’s stockholders is obtained or (b) the average price of all sales of Common Stock under the SEPA equals or exceeds $9.414, which is the lower of (i) the Nasdaq Official Closing Price of the Common Stock immediately preceding the date of the SEPA; or (ii) the average Nasdaq Official Closing Price of the Common Stock for the five trading days immediately preceding the Effective Date).

The Company will file a registration statement with the SEC to register for resale the Common Stock issuable under the SEPA and will agree to maintain its effectiveness during the term of the SEPA. Yorkville’s obligation to purchase Common Stock under the SEPA is subject to customary closing conditions, including the effectiveness of the registration statement.

As consideration for Yorkville’s commitment under the SEPA, the Company agreed to pay to Yorkville a commitment fee equal to 1.0% of the commitment amount, with the initial payment due concurrently with the first closing of a sale under the SEPA, and the balance payable in equal quarterly installments within fifteen days after the end of the applicable calendar quarter, in either (i) cash, or (ii) shares of Common Stock, at Yorkville’s discretion (with the number of shares issuable to Yorkville determined by dividing the dollar amount of the commitment fee then due by the closing price of the Common Stock of the last day of the applicable calendar quarter.

The SEPA contains customary representations, warranties, covenants, conditions and indemnification obligations of the parties. The SEPA will terminate automatically on the earliest of (i) 36 months after the date of execution, or (ii) the date Yorkville has purchased the full commitment amount of Common Stock. The Company may also terminate the SEPA at any time without fee or penalty upon five business days’ written notice to Yorkville, provided there are no pending Advance Notices.

Reasons for Seeking Stockholder Approval

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement.

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Until this Proposal 4 is approved by our stockholders, Yorkville may not purchase more than 6,155,548 shares of Common Stock pursuant to the SEPA, representing 19.99% of the shares of Common Stock outstanding as of the date of entry into the SEPA, which number shall be reduced, on a share-for-share basis, by the number of shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the SEPA under Nasdaq’s rules, including the shares issued in the acquisition of Streamex (the “SEPA Exchange Cap”). Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).

Our Board has determined that the SEPA and our ability to issue the Common Stock thereunder in excess of the SEPA Exchange Cap are in the best interests of the Company and its stockholders because the ability to sell Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding research and development for PURE EPTM and Viral Clear, for the development of Streamex’s gold tokenization platform and for general working capital, and for such other purposes specified in the Guaranty and Security Agreement.

We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the SEPA or whether the applicable price for any such shares will be greater than the Minimum Price under the applicable Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal 4 to issue shares of Common Stock in excess of the SEPA Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of our stockholders to approve this Proposal 4 will prevent us from selling, at less than the Minimum Price, shares of Common Stock to Yorkville in excess of the SEPA Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the SEPA Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance.

Effect on Current Stockholders

Upon stockholder approval of this Proposal 4, the issuance of shares of Common Stock under the SEPA will not be subject to the SEPA Exchange Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the SEPA is determined based on the price of the Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

For illustrative purposes only, the table below shows the maximum number of shares of Common Stock that would be issuable under the SEPA at various assumed effective sale prices per share. This example is based on the issuance of $1 billion of its Common Stock to Yorkville under the SEPA.

Assumed Sale Price per Share	Maximum Shares of Common Stock Issuable Under the SEPA

$9.4140	106,224,772
$7.5312	132,780,965
$5.6484	177,041,286
$3.7656	265,561,929
$1.8828	531,123,858

Consequences of Non-Approval

If this Proposal 4 is not approved by our stockholders at the Meeting, it may impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment. Should the proposal fail to receive approval from the stockholders, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive. Our Board has determined that the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d) is in the best interests of us and our stockholders because the flexibility to issue common stock in excess of the SEPA Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.

Other Matters

This proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the SEPA Share Issuance Proposal (Proposal 4) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

The Board recommends a vote FOR approval of the SEPA Share Issuance Proposal.

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PROPOSAL 5: APPROVAL OF INCREASING OUR AUTHORIZED SHARES

Overview

On July 30, 2025, our Board unanimously approved, subject to stockholder approval, the ninth amendment to our Amended and Restated Certificate of Incorporation, as further amended, (the “Certificate of Incorporation”). We are asking our stockholders to approve an amendment to our Certificate of Incorporation to increase our authorized number of shares of Common Stock from 200,000,000 shares to 500,000,000 shares (the “Authorized Share Increase Proposal”). If stockholders approve this Authorized Share Increase Proposal, we expect to file the ninth amendment to our Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our Common Stock as soon as practicable following stockholder approval.

As of the close of business on the Record Date, 31,326,659 shares of our Common Stock were issued and outstanding, out of the 200,000,000 shares that we are authorized to issue. In addition to the shares of Common Stock outstanding on the Record Date, there were an aggregate of 200,120,443 shares reserved for issuance pursuant to certain outstanding Exchange Shares, Debentures, warrants, options and restricted stock units, and excluding up to $1 billion of shares issuable under the SEPA. As of the Record Date, if all shares of Common Stock that are currently reserved were to be issued by the Company, the Company would not have sufficient shares available to meet the needs of our business described below under “— Reasons for the Increase in Authorized Shares”. Approval of the Authorized Share Increase Proposal will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Certificate of Incorporation after the date stockholder approval for the amendment is obtained.

If approved, the proposed amendment to our Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 200,000,000 shares of Common Stock to 500,000,000 shares of Common Stock, representing an increase of 300,000,000 shares of authorized Common Stock. The proposed Certificate of Amendment would not increase the number of shares of preferred stock that we are authorized to issue. The text of the proposed Certificate of Amendment, to effect the Authorized Share Increase Proposal, is set forth in Annex D, and is attached to this Proxy Statement.

Reasons for the Increase in Authorized Shares

The Company currently has authorized capital stock of 200,000,000 shares of our common stock, with 31,326,659 shares issued and outstanding and 1,000,000 shares of blank check preferred stock, of which 200 are authorized as Series A Preferred Stock, 600 are authorized as Series B Preferred Stock, 4,200 are authorized as Series C Preferred Stock, 1,400 are authorized as Series D Preferred Stock, 1,000 are authorized as Series E Preferred Stock and 200,000 are authorized as Series F Junior Participating Preferred Stock. As of July 30, 2025, there were 105 shares of Series C Preferred Stock issued and outstanding and no shares of our Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock or Series F Junior Participating Preferred Stock issued and outstanding.

The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the Company’s need to satisfy its existing obligations under the Debenture Purchase Agreement and the SEPA (as further described in Proposal 2 and Proposal 3, respectively), and the additional flexibility to issue shares of Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, strategic partnerships, or other distributions and to facilitate stock splits (including splits effected through the declaration of stock dividends).

 The extra shares of authorized Common Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. The proposed increase will provide the Company with sufficient authorized shares of Common Stock to accommodate these potential needs without requiring additional stockholder approval, except as otherwise required by law. Notwithstanding the foregoing, we have no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

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Current Plans, Proposals or Arrangements to issue shares of Common Stock

As of the Record Date, the Company had:

●	2,736,000 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $0.78 per share;
●	1,000,000 shares of Common Stock issuable upon the settlement of restricted stock units outstanding;
●	2,875,341 shares of Common Stock issuable upon the exercise of outstanding warrants at a weighted-average exercise price of $5.59 per share;
●	899,870 shares of Common Stock available for future issuance under our 2023 Plan;
●	109,070,057 shares of Common Stock underlying the Exchange Shares; and
●	up to 53,112,386 shares of Common Stock issuable upon conversion of the Convertible Debentures at the Floor Price; and
●	up to $1 billion of shares of Common Stock issuable under the SEPA.

Other than as set forth above, the Company has no current plans, proposals or arrangements, written or oral, to issue any of the additional authorized shares of common stock that would become available as a result of the filing of the proposed Certificate of Amendment.

In addition, following the approval and filing of the Certificate of Amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of Common Stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.

Principal Effects of the Increase in Authorized Shares

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of our Common Stock but will experience dilution to the extent additional shares are issued in the future.

In addition to satisfying our obligations under our existing commitments, having an increased number of authorized but unissued shares of our Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of our Common Stock may, if such shares are issued at prices below what current stockholders paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of our Common Stock that would become authorized by our Certificate of Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of us and our stockholders.

When issued, the additional shares of our Common Stock authorized by the Certificate of Amendment will have the same rights and privileges as the shares of our Common Stock currently authorized and outstanding. Holders of our Common Stock shares have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of our common stock when such shares are issued.

Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of us could occur. Issuance of additional shares of our Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of our Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of our Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

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Procedure for Implementing the Amendment

The increase in our authorized shares of Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Annex D. If stockholders approve this Authorized Share Increase Proposal, we expect to file the Certificate of Amendment as soon as practicable following stockholder approval.

Consequences of Not Approving this Proposal

The lack of sufficient authorized Common Stock will severely limit the ability of the Company to issue Common Stock in connection with the Exchange Shares, Convertible Debentures, the SEPA, and for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this Authorized Share Increase Proposal.

Effectiveness of the Amendment

If approved, the amendment to the Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware.

Required Vote and Board Recommendation

A quorum being present, the approval of this Authorized Share Increase Proposal requires the affirmative vote of a majority of the votes cast of our Common Stock present in person or by proxy at the Special Meeting.

The Board recommends a vote FOR approval of the Authorized Shares Proposal.

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PROPOSAL 6: APPROVAL OF A STAGGERED BOARD

Introduction

The Board has approved and recommends that our stockholders approve the Classified Board Proposal, in the form attached to this Proxy Statement as Annex E, which provides for the establishment of a staggered board structure consisting of three classes of directors. Our Board currently consists of six members, each of whom, if elected, is eligible to serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. However, if this proposal is approved, the Classified Board Proposal would classify our Board into three classes, with each class having a three-year term expiring in a different year, as further described below.

Classified Board

Delaware law provides that the directors of any corporation may, by the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the stockholders, be divided into one, two or three classes, with the term of office of those of the first class to expire at the first annual meeting held after such classification becomes effective; of the second class one year thereafter, of the third class two years thereafter, and at each annual election held after such classification becomes effective, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire.  If this proposal is approved, the Classified Board Proposal would classify our Board into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors).

The members of our Board as of the date of this Proxy Statement would continue to serve their current terms until the Classified Board Proposal goes into effect or until their respective successors are elected and qualified, or until their earlier death, disability, retirement, resignation or removal. The Classified Board Proposal will authorize our Board of Directors to assign directors then in office to Class I, Class II and Class III upon the effectiveness of the staggered board structure. The Classified Board Proposal will provide that any such director elected in accordance with our bylaws to fill a vacancy on our Board of Directors will serve in accordance with our bylaws until the next election of the class for which such director shall have been chosen and until his or her successor is elected and qualified or until his or her earlier death, disability, retirement, resignation or removal.

If the Classified Board Proposal is approved, the Company will implement the staggered Board by filing the Classified Board Proposal with the Secretary of State of the State of Delaware. At each annual meeting of stockholders following the initial classification and election, the successors to the class of directors whose terms expire at each future meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. Any vacancies on the Board which occur during the year may be filled by the Board for the remainder of the full term of the affected Class.

Purpose and Effect of a Classified Board

Our Board believes that a staggered board structure will help to assure the continuity and stability of our long-term policies in the future and to reduce our vulnerability to hostile and potentially abusive takeover tactics that could be adverse to the best interests of the Company’s stockholders. Our Board believes that, by encouraging potential acquirers to negotiate directly with our Board, thereby giving our Board added leverage in such negotiations, a staggered board structure will increase the likelihood of bona fide offers for the Company by serious acquirers. A staggered board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our Board in a position to act to maximize value for all stockholders. A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of the Company and its other stockholders. Further, it would enable us to benefit more effectively from directors’ (particularly non-management directors’) experience, knowledge of the Company and wisdom, while helping us attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand the Company, its operations and its competitive environment. The continuity and quality of leadership that results from a staggered Board should, in the opinion of the Board, promote the long-term value of the Company. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to two annual meetings of stockholders.

While a staggered board of directors may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock or that a majority of our stockholders otherwise believes may be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors or management. Because of the additional time required to change control of our Board, a staggered board may also make it more difficult and more expensive for a potential acquirer to gain control of our Board and the Company. Currently, a change in control of our Board can be made by stockholders holding a plurality of the votes cast at a single annual meeting where there is a contested director election. If we establish a staggered board of directors, it will take at least two annual meetings following the annual meeting at which the staggered board structure becomes effective for a potential acquirer to effect a change in control of our Board, even if the potential acquirer were to acquire a majority of our outstanding Common Stock.

A staggered board of directors may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of the voting power of our outstanding Common Stock. Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our Company. Thus, a staggered board of directors could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, a staggered board of directors will make it more difficult for stockholders to change the majority composition of our Board, even if our stockholders believe such a change would be beneficial. Because a staggered board of directors will make the removal or replacement of directors more difficult, it will increase the directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the shares of our Common Stock outstanding at the Special Meeting is required for approval of the Classified Board Proposal.

The Board recommends a vote FOR approval of the Classified Board Proposal.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that BioSig can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to part of this Proxy Statement. However, any statement contained in a document that is incorporated by reference into this Proxy Statement will be deemed updated and superseded for purposes of this Proxy Statement to the extent information contained in this Proxy Statement modifies or replaces the information.

The following documents, which have been filed by BioSig with the SEC, are incorporated in this Proxy Statement by reference:

● our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 15, 2025;

● our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 19, 2025;

● our Current Reports on Form 8-K filed with the SEC on March 3, 2025, March 5, 2025, March 6, 2025, March 25, 2025, April 15, 2025, April 29, 2025, April 30, 2025, May 5, 2025, May 15, 2025, May 27, 2025 (as amended by our Current Report on Form 8-K/A filed with the SEC on July 21, 2025), May 30, 2025 and July 9, 2025; and

● the description of the Company’s common stock and warrants contained in the Form 8-A filed with the SEC on September 17, 2018, as amended by Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including any amendments thereto or reports filed for the purposes of updating this description.

The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that BioSig files with the SEC will update and supersede that information. BioSig incorporates by reference in this Proxy Statement the documents listed below and any future filings that BioSig makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings after the date of this Proxy Statement until the date of the Special Meeting. The information incorporated by reference is an important part of this Proxy Statement. Any statement in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this or any other subsequently filed document that is incorporated by reference into this Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded will be not deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Proxy Statement.

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Annex A

SHARE PURCHASE AGREEMENT

by and among

BIOSIG TECHNOLOGIES, INC.,

a Delaware corporation;

BST SUB ULC,

a British Columbia, Canada unlimited liability company;

1540875 B.C. LTD.,

a British Columbia, Canada corporation;

STREAMEX EXCHANGE CORPORATION,

a British Columbia, Canada corporation;

each shareholder of STREAMEX EXCHANGE CORPORATION;

and

1540873 B.C. LTD., as Trustee of the trust formed

pursuant to the Exchange Rights Agreement

Dated as of May 23, 2025

i

(Cont’d)

ii

(Cont’d)

Exhibits:

Exhibit A Definitions
Exhibit B Form of Voting Agreement
Exhibit C Exchange Rights Agreement
Exhibit D Form of Support Agreement
Exhibit E Certificate of Designation
Exhibit F Form of First Amendment to Executive Employment Agreement
Exhibit G Form of Right to Place Agreement

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SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (the “Agreement”) is made and entered into as of May 23, 2025, by and among BIOSIG TECHNOLOGIES, INC., a Delaware corporation (“Parent”), BST SUB ULC, an unlimited liability company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of Parent (“ExchangeCo”), 1540875 B.C. LTD., a company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Parent (“Callco”), STREAMEX EXCHANGE CORPORATION, a company organized under the laws of the Province of British Columbia (the “Company”), each shareholder of the Company (each a “Shareholder” and, collectively, the “Shareholders”), and 1540873 B.C. LTD., as trustee of the trust formed pursuant to the Exchange Rights Agreement (as defined below) (the “Trustee”) (and together, with all parties, the “Parties”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A. The Shareholders collectively own all of the issued and outstanding shares of the Company (the “Purchased Shares”).

B. Parent, through ExchangeCo, desires to purchase from each Shareholder, and each Shareholder desires to sell to Parent, through ExchangeCo, all of the issued and outstanding shares of the Company, upon the terms and conditions set forth in this Agreement (as further defined in Exhibit A, the “Contemplated Transactions”).

C. The Parent Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of the Parent Common Stock Payment Shares to the former stockholders of the Company pursuant to the terms of this Agreement and the Related Agreements, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Parent vote to approve the Parent Stockholder Matters at the Parent Stockholders’ Meeting to be convened following the Closing.

D. The ExchangeCo Board has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of ExchangeCo and its sole stockholder and (ii) approved and declared advisable this Agreement, the Related Agreements and the Contemplated Transactions.

D. The CallCo Board has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of CallCo and its sole stockholder and (ii) approved and declared advisable this Agreement, the Related Agreements and the Contemplated Transactions.

D. The Company Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders and (ii) approved and declared advisable this Agreement, the Related Agreements and the Contemplated Transactions.

E. The Parties intend that (i) the Contemplated Transactions will constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) this Agreement will constitute, and is hereby adopted as, a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

F. Prior to the Closing, certain stockholders of the Parent (solely in their capacity as stockholders) will execute voting agreements in favor of the Company in substantially the form attached hereto as Exhibit B (the “Voting Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Parent in favor of the Parent Stockholder Matters.

E. Prior to the Closing, the Parent shall file with the Delaware Secretary of State a Certificate of Designation in substantially the form attached hereto as Exhibit E (the “Certificate of Designation”), which shall provide for the US Parent Trust Stock (as defined in the Exchange Right Agreement).

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

Article I

DESCRIPTION OF TRANSACTION

Section 1.1 Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, the Shareholders shall sell to ExchangeCo, and ExchangeCo shall purchase from the Shareholders, free and clear of any Encumbrances, the Purchased Shares.

Section 1.2 Closing. The closing of the sale and purchase of the Purchased Shares (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts) on the first Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article VII, Article VIII and Article IX, or such other time, date and place as Parent, ExchangeCo, Callco, Company and the Shareholders’ Representative on behalf of the Shareholders may mutually agree in writing (the “Closing Date”). The Closing shall be deemed effective as of 12:01 am Eastern Time on the Closing Date (the “Effective Time”).

Section 1.3 Payment of Purchase Price. In consideration for the purchase of the Purchased Shares from the Shareholders, ExchangeCo shall issue such number of Exchangeable Shares in its capital stock having the rights, privileges, restrictions and conditions set forth in the Exchange Rights Agreement (the “Exchangeable Shares”) to each Shareholder at a ratio of 2.05 Exchangeable Shares for each Purchased Share, which total in the aggregate 109,070,079 Exchangeable Shares. The final amounts of Exchangeable Shares, consistent with the foregoing, shall be set forth on the Allocation Certificate and mutually agreed to by Parent, ExchangeCo, Callco, Company and the Shareholders’ Representative on behalf of the Shareholders.

Section 1.4 Tax Election. Each Shareholder shall be entitled to make an income tax election pursuant to subsection 85(1) of the Income Tax Act (Canada) (and any analogous provision of applicable provincial income tax law) with respect to the transfer of the Purchased Shares in exchange for the Exchangeable Shares at an elected amount determined by the Shareholder (subject to the limits in subsection 85(1) of the Income Tax Act (Canada)) by providing two duly completed and signed copies of the necessary and prescribed election forms to ExchangeCo, within 90 days following the Closing Date. ExchangeCo shall, within 30 days after receiving the completed election forms from the Shareholder, and subject to such election forms complying with the provisions of the Income Tax Act (Canada) (or applicable provincial income tax law), sign and return them to the Shareholder for filing with the Canada Revenue Agency (or the applicable provincial tax authority). After Closing, ExchangeCo shall use commercially reasonable efforts to provide promptly to the Shareholder such information as shall be reasonably requested in connection with the Shareholder’s preparation of the election forms. However, neither ExchangeCo nor its directors, officers, agents, advisors, or representatives shall be responsible for the proper completion of any election form and, except for the obligation of ExchangeCo to sign and return duly completed election forms which are received within 90 days following the Closing Date, neither ExchangeCo nor its directors, officers, agents, advisors, or representatives shall be responsible for any taxes, interest, or penalties resulting from the failure of the Shareholder to properly complete or file such election forms in the form and manner and within the time prescribed by the Income Tax Act (Canada) (or any applicable provincial income tax law).

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Section 1.5 Exchange Rights Agreement. Parent, ExchangeCo, CallCo, and Trustee, as trustee of the Trust, shall enter into the Exchange Rights Agreement in connection with this Agreement effective as of the Effective Time, in substantially the form attached to this Agreement as Exhibit C.

Section 1.6 Support Agreement. Parent, CallCo and ExchangeCo shall enter into the Support Agreement in connection with this Agreement effective as of the Effective Time, in substantially the form attached to this Agreement as Exhibit D.

Article II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to Section 11.13(h), except as set forth in the disclosure schedule delivered by the Company to Parent (the “Company Disclosure Schedule”), the Company represents and warrants to Parent, ExchangeCo and CallCo as follows:

Section 2.1 Organization and Qualification; Charter Documents.

(a) The Company has no Subsidiaries. The Company does not own any capital stock of, or any equity interest of any nature in, any other Entity. The Company has not agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. The Company is not, or has otherwise been a party to, member of, or participant in, any partnership, joint venture or similar Entity.

(b) The Company is a corporation duly organized, validly existing and, in jurisdictions that recognize the concept, in good standing under the laws of the jurisdiction of its incorporation, formation or other establishment, as applicable, and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(c) The Company (in jurisdictions that recognize the following concepts) is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification except where the failure to be so qualified would not, individually or in the aggregate, have a Company Material Adverse Effect.

(d) Company has made available to Parent accurate and complete copies of: (1) the articles of incorporation, bylaws and other charter and organizational documents of the Company, including all amendments thereto; (2) the stock records of each Company; and (3) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders of each Company, the board of directors of each Company and all committees of the board of directors of each Company.

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Section 2.2 Capital Structure.

(a) The authorized capital stock of Company consists of shares of Company Common Stock, without par value, which shares are issued and outstanding as set forth in Section 2.2(a) of the Company Disclosure Schedules. All outstanding shares of Company Common Stock (collectively the “Company Capital Stock”) are duly authorized, validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities Laws. No shares of Company Capital Stock are held in Company’s treasury as of the date of this Agreement.

(b) As of the date of this Agreement, Company has no Company RSU’s, options or warrants outstanding. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable. Section 2.2(b) of the Company Disclosure Schedule lists each director and officer of the Company who is a holder of Company Capital Stock and the number and type of shares of such stock held by such holder.

(c) (i) None of the outstanding shares of Company Capital Stock are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Company Capital Stock are subject to any right of first refusal in favor of Company or any other Person for which a waiver of such right of first refusal has not been obtained; (iii) there are no outstanding bonds, debentures, notes or other Indebtedness of the Company having a right to vote on any matters on which the Company Stockholders have a right to vote; and (iv) there is no Contract to which the Company are a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Company Capital Stock. None of the Company are under any obligation, or are bound by any Contract pursuant to which they may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Capital Stock or other securities.

Section 2.3 Authority; Non-Contravention; Approvals:

(a) Company has the requisite corporate power and authority to enter into this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed by Company in connection with the Contemplated Transactions (the “Company Documents”) and to perform its obligations hereunder and to consummate the Contemplated Transactions. The execution and delivery of this Agreement by Company and the Company Documents, the performance by Company of its obligations hereunder and the consummation by Company of the Contemplated Transactions have been duly authorized by all necessary corporate action on the part of Company. There is no vote/consent of the holders of any class or series of capital stock of Company necessary to adopt this Agreement and approve the Contemplated Transactions. This Agreement has been, and the Company Documents will be at or prior to the Closing, duly executed and delivered by Company and, assuming the due authorization, execution and delivery by Parent, ExchangeCo and CallCo, this Agreement constitutes, and the Company Documents when so executed and delivered will constitute, the valid and binding obligation of Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity;

(b) The board of directors of Company (the “Company Board”), by resolutions duly adopted by vote at a meeting of directors of Company duly called and held, or by unanimous written Consent of the Company Board, and, as of the date of this Agreement, not subsequently rescinded or modified in any way, has, as of the date of this Agreement (i) approved this Agreement, the Company Documents and determined that this Agreement, the Company Documents and the Contemplated Transactions, are fair to, and in the best interests of the Company Stockholders, and (ii) resolved to recommend that the Company Stockholders execute this Agreement;

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(c) Subject to compliance with the requirements set forth in Section 2.3(d) below, the execution and delivery of this Agreement or the Company Documents by Company does not, and the performance of this Agreement by Company will not, (i) conflict with or violate the certificate of incorporation or bylaws of Company or the equivalent organizational documents of any of its Subsidiaries, (ii) conflict with or violate any Laws applicable to any Company or by which any of their respective properties is bound or affected, except for any such conflicts or violations that would not, individually or in the aggregate, have a Company Material Adverse Effect or would not prevent or materially delay the consummation of the Contemplated Transactions, (iii) require an Company to make any filing with or give any notice to a Person, to obtain any Consent from a Person, or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Company’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or Encumbrance on any of the properties or assets of Company or any of its Subsidiaries pursuant to, any Company Contract (as defined below), except as would not, individually or in the aggregate, have a Company Material Adverse Effect or prevent or materially delay the Contemplated Transactions or (iv) result in the creation of any Encumbrance (other than Permitted Liens) on any of the properties or assets of any Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect or prevent or materially delay the Contemplated Transactions; or

(d) No material Consent, approval, Order or authorization of, or registration, declaration or filing with any Governmental Body is required by or with respect to Company in connection with the execution and delivery of this Agreement, the Company Documents or the consummation of the Contemplated Transactions, except for (i) the filing of Proxy Statement/Prospectus with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) such Consents, Orders, registrations, declarations and filings as may be required under applicable federal and state United States securities laws and (iii) such Consents, Orders, registrations, declarations, filings or approvals as may be required under applicable Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition (the “Antitrust Laws”), in any case that are applicable to the transactions contemplated by this Agreement.

Section 2.4 Exemption from Take-Over Bid Requirements.

(a) The Contemplated Transactions will constitute a “take-over bid” of the Company (as such term is defined under National Instrument 62-104 – Take-Over Bids and Issuer Bids) and will qualify for an exemption from the formal takeover bid requirements contained in Section 4.3 of National Instrument 62-104 – Take-Over Bids and Issuer Bids. The Company Board has taken all action necessary to render inapplicable to this Agreement and the Contemplated Transactions any restrictions on business combinations under Delaware Law.

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Section 2.5 Financial Statements.

(a) The unaudited consolidated financial statements (including any related notes thereto) representing the financial condition of Company as of March 31, 2025 (the “Company Financials”) fairly presented the consolidated financial position of Company at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount, and (iii) are consistent with, and have been prepared from, the books and records of Company. The balance sheet of Company as of March 31, 2025 is hereinafter referred to as the “Company Balance Sheet.” Notwithstanding the foregoing, unaudited financial statements are subject to normal recurring year-end adjustments (the effect of which will not, individual or in the aggregate, be material) and the absence of footnotes.

(b) Each of Company and its Subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Company and each of its Subsidiaries maintain internal controls over financial reporting that provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c) Since January 1, 2023 (the “Company Lookback Date”), there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of Company, the Company Board or any committee thereof. Since the Company Lookback Date, neither Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Company, (ii) fraud, whether or not material, that involves Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Company, or (iii) any claim or allegation regarding any of the foregoing.

(d) Except as disclosed in the Company Financials, neither Company nor any of its Subsidiaries have any liabilities, Indebtedness, obligation, expense, claim, deficiency, guaranty, or endorsement of any kind, whether accrued, absolute, contingent, matured, or unmatured (whether or not required to be reflected in the financial statements under GAAP) (each, a “Liability”), except Liabilities: (i) identified in the Company Financials, (ii) incurred in connection with the Contemplated Transactions, (iii) described on Section 2.5(d) of the Company Disclosure Schedule, (iv) incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practices, (v) set forth in any Company Contract or (vi) that would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 2.6 Absence Of Certain Changes Or Events. Since the date of the Company Balance Sheet, through the date of this Agreement and other than with respect to the negotiation, execution and performance of this Agreement and the Company Documents, the Company has conducted its business only in the ordinary course of business consistent with past practice, and:

(a) there has not been any event that has had a Company Material Adverse Effect;

(b) there has not been any material change by Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, applicable law, or as disclosed in the Company Financials;

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(c) there has not been any revaluation of Company’s material assets; and

(d) the Company has not incurred any Indebtedness (other than in the ordinary course).

Section 2.7 Taxes.

(a) Each income and other Tax Return that the Company was required to file under applicable Laws: (i) has been timely filed on or before the applicable due date (including any extensions of such due date) and (ii) is true and complete in all respects. All Taxes due and payable by the Company have been timely paid, except to the extent such amounts are being contested in good faith by the Company and are properly reserved for on the books or records of the Company. No extension of time with respect to any date on which a Tax Return was required to be filed by the Company is in force (except where such Tax Return was filed), and no waiver or agreement by or with respect to the Company is in force for the extension of time for the payment, collection or assessment of any Taxes, and no request has been made by the Company for any such extension or waiver (except, in each case, in connection with any request for extension of time for filing Tax Returns). There are no liens for Taxes on any asset of the Company other than liens for Taxes not yet due and payable, Taxes contested in good faith and reserved against in accordance with GAAP. No deficiency with respect to Taxes has been proposed, asserted or assessed in writing against the Company which has not been fully paid or adequately reserved or reflected in the Company Financials.

(b) There are no outstanding rulings of, or request for rulings with, any Governmental Body addressed to the Company that are, or if issued would be, binding on the Company.

(c) The Company is not a party to any Contract with any third party relating to allocating or sharing the payment of, or Liability for, Taxes or Tax benefits (other than pursuant to customary provisions included in credit agreements, leases, and agreements entered with employees, in each case, not primarily related to Taxes and entered into in the ordinary course of business). The Company does not have any Liability for the Taxes of any third party as a transferee or successor or otherwise by operation of Laws.

Section 2.8 Compliance with Laws.

(a) Company and its Subsidiaries are not and have not been at any time in violation of (i) any Law, Order, judgment or decree applicable to Company or any of its Subsidiaries or by which Company or any of its Subsidiaries are bound or affected, or (ii) any Contract to which Company or any of its Subsidiaries is a party or by which Company or any of its Subsidiaries or its or any of their respective properties is bound or affected, except for any immaterial conflicts, defaults or violations. No investigation or review by any Governmental Body is pending or, to the knowledge of Company, threatened against any Company or any product of Company, nor has any Governmental Body indicated to an Company or its parent in writing an intention to conduct the same.

(b) Company and its Subsidiaries hold all material permits, licenses, registrations, authorizations, variances, exemptions, Orders and approvals from Governmental Bodies which are necessary to the operation of the business of Company and its Subsidiaries taken as a whole (collectively, the “Company Permits”). Company and its Subsidiaries are in compliance in all material respects with the terms of the Company Permits. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the knowledge of Company, threatened, which seeks to revoke or limit any Company Permit. Company has made available to Parent all Company Permits.

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(c) Each of the Company (i) is, and since the Company Lookback Date, has been, in compliance in all material respects with (A) all written policies of Company and each of its Subsidiaries pertaining to the logical and physical security of electronic data stored or used by the Company (the “Company Privacy Policy”), (B) all applicable laws pertaining to privacy, data protection, user data or Company Personal Information; (C) the requirements of any industry standard or self-regulatory organization by which Company or any of its Subsidiaries is bound; and (D) contractual commitments by which Company or any of its Subsidiaries is bound and (ii) has implemented and maintained commercially reasonable and appropriate administrative, technical, organizational and physical safeguards to protect such Company Personal Information against unauthorized access and use. There has been no loss, damage or unauthorized access, disclosure, use or breach of security of Company Personal Information maintained by or on behalf of Company or any of its Subsidiaries, except in each case as would not, individually or in the aggregate, reasonably be likely to result in a Company Material Adverse Effect. No Person (including any Governmental Body) has made any written claim or commenced any action with respect to unauthorized access, disclosure or use of Company Personal Information maintained by or on behalf of any of Company or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be likely to result in a Company Material Adverse Effect. None of (1) the execution, delivery, or performance of this Agreement or (2) the consummation of any of the transactions contemplated by this Agreement, will violate any Company Privacy Policy or any law pertaining to privacy, data protection user data or Company Personal Information. “Company Personal Information” means all data or information controlled, owned, stored, used or processed by Company or any of its Subsidiaries regarding or capable of being associated with an individual person or device, including, but not limited to, (a) information that identifies, could be used to identify or is otherwise identifiable with an individual or a device or household, including name, physical address, telephone number, email address, financial information, financial account number or government-issued identifier, medical, health, or insurance information, gender, date of birth, educational or employment information, and any other data used or intended to be used to identify, contact or precisely locate an individual (e.g., geolocation data), (b) information or data bearing on an individual person’s credit worthiness, credit standing, credit capacity, character, general reputation, personal characteristics or mode of living, (c) any data regarding an individual’s activities online or on a mobile device or other application (e.g., searches conducted, web pages or content visited or viewed), whether or not such information is directly associated with an identifiable individual, and (d) internet protocol addresses, device identifiers or other persistent identifiers. Company Personal Information also includes any information maintained in association with the foregoing information. Company Personal Information may relate to any individual, including a current, prospective or former customer or employee, and includes information in any form, including paper, electronic and other forms.

(d) Since the Company Lookback Date, there has been no (i) material security incident, breach, or successful ransomware, denial of access attack, denial of service attack, hacking, or similar event with respect to any Company IT Asset, nor (ii) any material unauthorized, accidental, or unlawful access to, or destruction, loss, alteration disclosure, or other Processing of, Company Data (each, in the case of (i) and (ii), a “Company Security Incident”). None of the Company, nor, to the knowledge of Company, all vendors, partners or other third parties that Process Company Personal Information on behalf of, or that otherwise share Company Personal Information with, the Company (in the case of such vendors, partners, and other third parties, relating to the Company) (“Company Data Partners”), have been required to make, any disclosure or notification to any Person under any Company privacy obligation in connection with any Company Security Incident. None of the Company has received any material notification from any Governmental Body or other Person of any material Action relating to the data privacy, data security, data protection, or the Processing of Company Data, or alleging any violation of any Company privacy obligation. To the knowledge of Company, there has never been any audit, investigation or enforcement action (including any fines or other sanctions) by any Governmental Body or other Person relating to any Company Security Incident or material violation of any Company privacy obligation.

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Section 2.9 Legal Proceedings; Orders.

(a) There is no pending Legal Proceeding, and no Person has, to the knowledge of the Company, threatened in writing to commence any Legal Proceeding: (i) that involves any of the Company, any business of the Company or any of the assets owned, leased or used by any of the Company or any present or former officer, director or employee of the Company in such individual’s capacity as such; (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions or (iii) that involves any product of the Company. No Legal Proceeding has had or, if adversely determined, would reasonably be expected to have or result in a Company Material Adverse Effect. To the knowledge of Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that would reasonably be expected to give rise to or serve as a basis for the commencement of any Legal Proceeding of the type described in clause (i) or clause (ii) of the first sentence of this Section 2.9(a).

(b) There is no Order to which the Company, or the assets owned or used by any of the Company (including, without limitation, any product of the Company), is subject. To the knowledge of the Company, no officer or other key employee of the Company is subject to any Order that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company

Section 2.10 Brokers’ and Finders’ Fees. Except for Beyond Alpha Ventures, LLC, Equinox Consulting and Marketing, and Collin Eardley, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of any of the Company.

Section 2.11 Company Contracts.

(a) Except for Excluded Contracts or as set forth in Section 2.11(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or is bound by:

(i) any management, employment, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation agreement or other similar Contract between: (i) the Company and (ii) any active, retired or former employees, directors or consultants of the Company, other than any such Contract that is terminable “at will” (or following a notice period imposed by applicable Laws or, in the case of consulting agreements, following the notice period required in the Contract), or without any obligation on the part of the Company to make any severance, termination, change in control or similar payment or to provide any benefit, other than severance payments required to be made by the Company under applicable Laws;

(ii) any Contract with any distributor, reseller or sales representative with an annual value in excess of $50,000;

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(iii) any Contract with any manufacturer, vendor, or other Person for the supply of materials or performance of services by such third party to Company in relation to the manufacture of Company’s products or product candidates with an annual value in excess of $50,000;

(iv) any agreement or plan providing equity benefits to current or former employees of the Company, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the Contemplated Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Contemplated Transactions;

(v) any Contract incorporating or relating to any guaranty, any warranty, any sharing of liabilities or any indemnity not entered into in the ordinary course of business, including any indemnification agreements between Company or any of its Subsidiaries and any of its officers or directors;

(vi) any Contract imposing, by its express terms, any material restriction on the right or ability of the Company: (A) to compete with any other Person; (B) to acquire any product or other asset or any services from any other Person; or (C) to develop, sell, supply, distribute, offer, support or service any product or any technology or other asset to or for any other Person;

(vii) any Contract relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise, other than Contracts in which the applicable disposition or acquisition has been consummated and there are no material ongoing obligations;

(viii) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $50,000;

(ix) any joint marketing or development agreement;

(x) any commercial Contract that would reasonably be expected to have a material effect on the ability of Company to perform any of its material obligations under this Agreement, or to consummate any of the transactions contemplated by this Agreement, that is not set forth on Section 2.11(a)(x) of the Company Disclosure Schedule;

(xi) any Contract that provides for: (A) any right of first refusal, right of first negotiation, right of first notification or similar right with respect to any securities or assets of the Company for which a waiver of such right has not been obtained; or (B) any “no shop” provision or similar exclusivity provision with respect to any securities or assets of the Company;

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(xii) any Contract that contemplates or involves the payment or delivery of cash or other consideration in an amount or having a value in excess of $50,000 or more in the aggregate, or contemplates or involves the performance of services having a value in excess of $50,000 or more in the aggregate, in each case, following the date of this Agreement, other than any arrangement or agreement expressly contemplated or provided for under this Agreement; or

(xiii) any Contract that does not allow Company or any of its Subsidiaries to terminate the Contract for convenience with not more than sixty (60) days prior notice to the other party and without the payment of any rebate, chargeback, penalty or other amount to such third party in connection with any such termination in an amount or having a value in excess of $50,000 in the aggregate.

(b) Company has made available to Parent an accurate and complete copy of each Contract listed or required to be listed in Section 2.11(b) of the Company Disclosure Schedule (any such Contract, a “Company Contract”). Neither Company nor any of its Subsidiaries, nor to Company’s knowledge, any other party to a Company Contract, has, since the Company Lookback Date, breached or violated in any material respect or materially defaulted under, or received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the Company Contracts. To the knowledge of Company, no event has occurred, and, no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to: (i) result in a violation or breach in any material respect of any of the provisions of any Company Contract or (ii) give any Person the right to declare a default in any material respect under any Company Contract, except for any immaterial violations, breaches or defaults. Each Company Contract is in full force and effect and is the legal, valid and binding obligation of Company and its Subsidiaries and, to the knowledge of Company, of the other parties thereto, enforceable against Company and its Subsidiaries and, to the knowledge of Company, such other parties in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

Section 2.12 Books And Records. The minute books of the Company made available to Parent or counsel for Parent are the only minute books of the Company and contain accurate summaries, in all material respects, of all meetings of directors (or committees thereof) and stockholders or actions by written Consent since the time of incorporation of Company or such Subsidiaries, as the case may be. The books and records of Company accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of Company and have been maintained in accordance with good business and bookkeeping practices.

Section 2.13 Interested Party Transactions. Except as set forth on Section 2.13 of the Company Disclosure Schedule, no event has occurred during the past three (3) years that would be required to be reported by Company as a certain relationship or related transaction pursuant to Item 404 of Regulation S-K, if Company were required to report such information in periodic reports pursuant to the Exchange Act.

Section 2.14 Disclaimer of Other Representations and Warranties. Except for the representations and warranties previously set forth in this Article II (as modified by the applicable part of the Company Disclosure Schedule), Company makes no representation or warranty, express or implied, at law or in equity, with respect to any of its assets, Liabilities, or operations, and any such other representations and warranties are hereby expressly disclaimed and specifically that Company makes no representation or warranty with respect to anything provided or made available to Acquiring Companies or their respective Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

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Article III

REPRESENTATIONS AND WARRANTIES OF PARENT, EXCHANGECO AND CALLCO

Subject to Section 11.13(h), except (a) as set forth in the corresponding sections or subsections of the disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”) or (b) as disclosed in the Parent SEC Documents filed with the SEC from and after January 1, 2023 but prior to the Effective Time (but (i) without giving effect to any amendment thereof filed with, or furnished to the SEC on or after the Effective Time, and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), it being understood that any matter disclosed in Parent SEC Documents (x) shall not be deemed disclosed for the purposes of Section 3.1, Section 3.2, and Section 3.3 and (y) shall be deemed to be disclosed in a section of the Parent Disclosure Schedule only to the extent that it is readily apparent from a reading of such Parent SEC Document that it is applicable to such section of the Parent Disclosure Schedule, Parent, ExchangeCo and CallCo represent and warrant to Company as follows

Section 3.1 Organization and Qualification.

(a) Section 3.1(a) of the Parent Disclosure Schedule identifies each Subsidiary of Parent and indicates its jurisdiction of organization. Neither Parent nor any of the Entities identified in Section 3.1(a) of the Parent Disclosure Schedule owns any capital stock of, or any equity interest of any nature in, any other Entity, other than the Entities identified in Section 3.1(a) of the Parent Disclosure Schedule. No Acquiring Company is, or has otherwise been, a party to, member of or participant in any partnership, joint venture or similar Entity. None of the Acquiring Companies has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity.

(b) Each of the Acquiring Companies is a corporation, limited liability company, or similar Entity duly organized, validly existing and, in jurisdictions that recognize the concept, in good standing under the laws of the jurisdiction of its incorporation, formation or other establishment, as applicable, and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(c) Each of the Acquiring Companies (in jurisdictions that recognize the following concepts) are qualified to do business as a foreign corporation, and are in good standing, under the laws of all jurisdictions where the nature of their businesses require such qualification, except as would not have and would not reasonably be expected to have or result in a Parent Material Adverse Effect.

(d) The copies of the certificate of incorporation and bylaws of Parent which are incorporated by reference as exhibits to Parent’s Annual Report on Form 10-K for the year ended December 31, 2024 are complete and correct, and copies of such documents contain all amendments thereto as in effect on the date of this Agreement. Parent has made available accurate and complete copies of the articles of incorporation, bylaws, and other charter and organizational documents of each of its direct and indirect Subsidiaries.

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Section 3.2 Capital Structure.

(a) As set forth on Section 3.2(a) of the Parent Disclosure Schedule, the authorized capital stock of Parent consists of (i) a certain number of shares of Parent Common Stock, of which a certain number of shares are issued and outstanding, as of the close of business on the day prior to the Effective Time; and (ii) a certain number of shares of Parent preferred stock, which shall also include the US Parent Trust Stock (“Parent Preferred Stock”), of which a certain number of shares are issued and outstanding, as of the close of business on the day prior to the Effective Time, and a certain number of shares of common stock are held in Parent’s treasury, including the US Parent Trust Stock. All outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities Laws.

(b) As set forth on Section 3.2(b) of the Parent Disclosure Schedule, as of the date of this Agreement, Parent has reserved an aggregate of a certain number of shares of Parent Common Stock, net of exercises, for issuance to employees, consultants and non-employee directors pursuant to the Parent Stock Option Plans, under which a certain number of options are outstanding. As set forth on Section 3.2(b) of the Parent Disclosure Schedule, a certain number of shares of Parent Common Stock, net of exercises, are reserved for issuance to holders of warrants to purchase Parent Common Stock upon their exercise. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable. Section 3.2(b) of the Parent Disclosure Schedule lists each outstanding option to purchase shares of Parent Common Stock (a “Parent Option”), and the name of the holder thereof, the number of shares subject thereto, the exercise price thereof, the vesting schedule and post-termination exercise period thereof and whether the exercisability of such Parent Option will be accelerated in any way by the Contemplated Transactions, indicating the extent of acceleration, if any. In addition, Section 3.2(b) of the Parent Disclosure Schedule lists each outstanding warrant to purchase shares of Parent Common Stock (a “Parent Warrant”), and the name of the holder thereof, the number of shares subject thereto, the exercise price thereof, the terms of exercise thereof, the exercise date thereof, and whether the exercisability of such warrant will be accelerated in any way by the Contemplated Transactions, indicating the extent of acceleration, if any.

(c) The shares of Parent Common Stock issuable pursuant to the Exchange Rights Agreement, upon issuance on the terms and conditions contemplated in the Exchange Rights Agreement, will be, as of the date of such issuance, duly authorized, validly issued, fully paid and non-assessable.

(d) Except as set forth in Section 3.2(d) of the Parent Disclosure Schedule: (i) none of the outstanding shares of Parent Common Stock are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Parent Common Stock are subject to any right of first refusal in favor of Parent or any other Person for which a waiver of such right of first refusal has not been obtained; (iii) there are no outstanding bonds, debentures, notes or other Indebtedness of the Acquiring Companies having a right to vote on any matters on which the stockholders of Parent have a right to vote; and (iv) there is no Contract to which the Acquiring Companies are a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Parent Common Stock. Except as set forth in Section 3.2(d) of the Parent Disclosure Schedule, none of the Acquiring Companies are under any obligation, or are bound by any Contract pursuant to which they may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock or other securities.

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Section 3.3 Authority; Non-Contravention; Approvals.

(a) Parent has the requisite corporate power and authority to enter into this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed by Parent in connection with the Contemplated Transactions (the “Parent Documents”) and to perform its obligations hereunder and to consummate the Contemplated Transactions, except for the Parent Stockholder Matters which are subject to approval at the Parent Stockholder Meeting. The execution and delivery by Parent of this Agreement and the Parent Documents, the performance by Parent of its obligations hereunder and the consummation by Parent of the Contemplated Transactions have been duly authorized by all necessary corporate action on the part of Parent, ExchangeCo and CallCo to adopt this Agreement by Parent as sole stockholder of ExchangeCo and CallCo immediately following the execution hereof. The affirmative vote of the holders of a majority in voting power of the shares of Parent Common Stock outstanding on the applicable record date is the only vote of the holders of any class or series of Parent Common Stock necessary to adopt or approve the Parent Stockholder Matters. This Agreement has been, and the Parent Documents will be at or prior to the Closing, duly executed and delivered by Parent, ExchangeCo and CallCo, as applicable, and, assuming the due authorization, execution and delivery of this Agreement by Company, this Agreement constitutes, and the Parent Documents when so executed and delivered will constitute, the valid and binding obligation of Parent, ExchangeCo and CallCo, as applicable, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

(b) The Parent Board, by resolutions duly adopted by a vote at a meeting of directors of Parent duly called and held, or by unanimous written Consent of the Parent Board, and, as of the date of this Agreement, not subsequently rescinded or modified in any way, has, as of the date of this Agreement (i) approved this Agreement, the Parent Documents, and determined that this Agreement, the Parent Documents and the Contemplated Transactions, are fair to, and in the best interests of Parent’s Stockholders, and (ii) resolved to recommend that Parent’s Stockholders approve the Parent Stockholder Matters and directed that such matters be submitted for consideration of the stockholders of Parent at the Parent Stockholders’ Meeting. The ExchangeCo Board (by unanimous joint written consent with Parent as the sole stockholder) has: (x) determined that the Contemplated Transactions are fair to, advisable and in the best interests of ExchangeCo and its sole stockholder and (y) deemed advisable and approved this Agreement and the Contemplated Transactions. The CallCo Board (by unanimous joint written consent with Parent as the sole stockholder) has: (x) determined that the Contemplated Transactions are fair to, advisable and in the best interests of CallCo and its sole stockholder and (y) deemed advisable and approved this Agreement and the Contemplated Transactions. This Agreement has been duly executed and delivered by Parent, ExchangeCo and CallCo and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of Parent, ExchangeCo and CallCo, enforceable against each of Parent, ExchangeCo and CallCo in accordance with its terms.

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(c) Except as set forth in Section 3.3(c) of the Parent Disclosure Schedule, the execution and delivery of this Agreement and the Parent Documents by Parent, ExchangeCo and CallCo, as applicable, does not, and the performance of this Agreement and the Parent Documents by Parent, ExchangeCo and CallCo, as applicable, will not, (i) conflict with or violate the certificate of incorporation or bylaws of any Acquiring Company, (ii) subject to obtaining approval of the Parent Stockholder Matters and compliance with the requirements set forth in Section 3.3(d) below, conflict with or violate any Law applicable to any Acquiring Company or by which their respective properties are bound or affected, except for any such conflicts or violations that would not have a Parent Material Adverse Effect or would not prevent or materially delay the consummation of the Contemplated Transactions, (iii) require an Acquiring Company to make any filing with or give any notice to or obtain any Consent from a Person pursuant to any Parent Contract, result in any breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Parent’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or Encumbrance on any of the properties or assets of Parent pursuant to, any Parent Contract, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect or prevent or materially delay the Contemplated Transactions or (iv) result in the creation of any Encumbrance (other than Permitted Liens) on any of the properties or assets of any Acquiring Company, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect or prevent or materially delay the Contemplated Transactions.

(d) No material Consent, approval, Order or authorization of, or registration, declaration or filing with any Governmental Body, is required by or with respect to Parent in connection with the execution and delivery of this Agreement, the Parent Documents or the consummation of the Contemplated Transactions, except for (i) the filing with the SEC of any outstanding periodic reports due under the Exchange Act, (ii) the filing of the Proxy Statement/Prospectus with the SEC in accordance with the Exchange Act, (iii) the filing of Current Reports on Form 8-K with the SEC within four (4) Business Days after the execution of this Agreement and the Closing Date, (iv) such Consents, Orders, registrations, declarations, filings or approvals as may be required under applicable federal or state securities or “blue sky” laws or the rules and regulations of Nasdaq or other applicable national securities exchange or over-the-counter market and (v) such Consents as may be required under the Antitrust Laws, in any case that are applicable to the transactions contemplated by this Agreement.

Section 3.4 Anti-Takeover Statutes Not Applicable. The Parent Board, the ExchangeCo Board and the CallCo Board have taken all actions so that no state takeover statute or similar Law applies or purports to apply to the execution, delivery or performance of this Agreement or to the consummation of Contemplated Transactions. The Parent Board, the ExchangeCo Board and the CallCo Board have taken all actions reasonably necessary to render inapplicable to this Agreement and the Contemplated Transactions any restrictions on business combinations under Delaware Law.

Section 3.5 SEC Filings; Parent Financial Statements; No Undisclosed Liabilities.

(a) Parent has made available to Company accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Parent with or furnished by Parent to the SEC since January 1, 2023 (such date, the “Parent Lookback Date,” and such documents, the “Parent SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov (the “SEC Website”). All Parent SEC Documents have been timely filed and, as of the time a Parent SEC Document was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act (as the case may be) and (ii) none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the certifications and statements relating to the Parent SEC Documents required by: (1) the SEC’s Order dated June 27, 2002 pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460); (2) Rule 13a-14 or 15d-14 under the Exchange Act; or (3) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) is accurate and complete (the “Certifications”), and complied as to form and content with all applicable Laws in effect at the time such Parent Certification was filed with or furnished to the SEC. As used in this Section 3.5(a), the term “file” and variations thereof will be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

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(b) Except as set forth in Section 3.5(b) of the Parent Disclosure Schedule, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from the Nasdaq or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on the Nasdaq. As of the date of this Agreement, Parent has no outstanding or unresolved SEC comments. As of the date of this Agreement, except as set forth in Section 3.5(b) of the Parent Disclosure Schedule, Parent is in compliance in all material respects with the applicable listing and governance rules and regulations of the Nasdaq.

(c) Since the Parent Lookback Date, there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of Parent, the Parent Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(d) Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act that are effective as of the date of this Agreement.

(e) Parent and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to ensure that all material information (both financial and non-financial) required to be disclosed by Parent in the reports that it files, submits or furnishes under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(f) The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents (the “Parent Financials”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; (iii) fairly present the consolidated financial position of Parent as of the respective dates thereof and the consolidated results of operations and cash flows of Parent for the periods covered thereby. Parent has not effected any securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(c) of SEC Regulation S-K). Parent is not a party to any off-balance sheet partnerships, joint ventures, or similar arrangements. Other than as expressly disclosed in the Parent SEC Documents filed prior to the Effective Time, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent Financials in accordance with GAAP.

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(g) Except as disclosed in the Parent Financials, neither Parent nor any of its Subsidiaries have any Liabilities, except Liabilities (i) identified in the Parent Financials, (ii) incurred in connection with the Contemplated Transactions, (iii) disclosed in Section 3.5(g) of the Parent Disclosure Schedule, (iv) set forth in any Parent Contract, (v) incurred since the date of the Parent Unaudited Interim Balance Sheet in the ordinary course of business consistent with past practices or (vi) that would not have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 3.6 Absence Of Certain Changes Or Events. Since the date of the most recent periodic report on Form 10-K or 10-Q filed by Parent with the SEC through the date of this Agreement, and other than with respect to the negotiation, execution and performance of this Agreement and the Parent Documents, each of the Acquiring Companies has conducted its business in the ordinary course of business, and, except as set forth in Section 3.6 of the Parent Disclosure Schedule:

(a) there has not been any event that has had a Parent Material Adverse Effect;

(b) no Acquiring Company has entered into or amended any material terms of any Contract, in each case providing for new obligations in excess of $50,000;

(c) there has not been any revaluation of any Acquiring Companies’ material assets; and

(d) no Acquiring Company has incurred any Indebtedness.

Section 3.7 Taxes.

(a) Each of the income and other Tax Returns that any Acquiring Company was required to file under applicable Laws: (i) has been timely filed on or before the applicable due date (including any extensions of such due date) and (ii) is true and complete in all material respects. All Taxes due and payable by Parent or its Subsidiaries have been timely paid, except to the extent such amounts are being contested in good faith by Parent or are properly reserved for on the books or records of Parent and its Subsidiaries. No extension of time with respect to any date on which a Tax Return was required to be filed by an Acquiring Company is in force (except where such Tax Return was filed), and no waiver or agreement by or with respect to an Acquiring Company is in force for the extension of time for the payment, collection or assessment of any Taxes, and no request has been made by an Acquiring Company in writing for any such extension or waiver (except, in each case, in connection with any request for extension of time for filing Tax Returns). There are no liens for Taxes on any asset of an Acquiring Company other than liens for Taxes not yet due and payable, Taxes contested in good faith or that are otherwise not material and reserved against in accordance with GAAP. No deficiency with respect to Taxes has been proposed, asserted or assessed in writing against Parent or its Subsidiaries which has not been fully paid or adequately reserved or reflected in the SEC Documents.

(b) No closing agreements, private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into by any Acquiring Company with any taxing authority or issued by any taxing authority to an Acquiring Company. There are no outstanding rulings of, or request for rulings with, any Governmental Body addressed to an Acquiring Company that are, or if issued would be, binding on any Acquiring Company.

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(c) No Acquiring Company is a party to any Contract with any third party relating to allocating or sharing the payment of, or Liability for, Taxes or Tax benefits (other than pursuant to customary provisions included in credit agreements, leases, and agreements entered with employees, in each case, not primarily related to Taxes and entered into in the ordinary course of business). No Acquiring Company has any Liability for the Taxes of any third party under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) as a transferee or successor or otherwise by operation of Laws.

(d) None of the Acquiring Companies is a “controlled foreign corporation” within the meaning of Section 957 of the Code or “passive foreign investment company” within the meaning of Section 1297 of the Code.

(e) No Acquiring Company has participated in, or is currently participating in, a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). Parent has disclosed on its respective United States federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of United States federal income Tax within the meaning of Section 6662 of the Code.

(f) No Acquiring Company has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

Section 3.8 Intellectual Property. Parent and its Subsidiaries own, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade dress, trade secrets, know-how, software, inventions, Copyrights, licenses and other intellectual property rights that are necessary or required for, or used in connection with their respective businesses as presently conducted (collectively, the “Parent Owned IP Rights”). Neither Parent nor any of its Subsidiaries has received any written notice of a claim or otherwise has any knowledge of any claim that any Parent Owned IP Right, or that the manufacture, sale, offer for sale, development, use or importation of any product, product candidate or service by or on behalf of Parent or its Subsidiaries, violates, misappropriates or infringes upon rights of any Person, except as would not have or reasonably be expected to have a Parent Material Adverse Effect.

Section 3.9 Compliance with Laws.

(a) Parent and its Subsidiaries are not and have not been at any time in violation of (i) any Law, Order, judgment or decree applicable to Parent or any of its Subsidiaries or by which Parent or any of its Subsidiaries are bound or affected, or (ii) any Contract to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries or its or any of their respective properties is bound or affected, defaults or violations. No investigation or review by any Governmental Body is pending or, to the knowledge of Parent, threatened against Parent or its Subsidiaries or any product of Parent, nor has any Governmental Body indicated to an Acquiring Company or its parent in writing an intention to conduct the same.

(b) Except for matters regarding the U.S. Food and Drug Administration (the “FDA”) or other comparable Governmental Authority responsible for regulation of the development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation of drug or medical device products (“Drug/Device Regulatory Agency”), Parent and its Subsidiaries hold all permits, licenses, registrations, authorizations, variances, exemptions, Orders and approvals from Governmental Bodies which are necessary to the operation of the business of Parent and its Subsidiaries taken as a whole (collectively, the “Parent Permits”). Parent and its Subsidiaries are in compliance in all material respects with the terms of the Parent Permits. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the knowledge of Parent, threatened, which seeks to revoke or limit any Parent Permit. The rights and benefits of each Parent Permit will be available to the Company immediately after the Effective Time on terms substantially identical to those enjoyed by Parent immediately prior to the Effective Time. Parent has made available to Company all Parent Permits.

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(c) Except as disclosed in Section 3.9(c) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries, nor any of their respective facilities, has been subject to an FDA or other Governmental Body shutdown or import or export prohibition, nor received any FDA Form 483 or other Governmental Body notice of inspectional observations, warning letter, untitled letter, or other written notice or correspondence from the FDA or other Governmental Body alleging or asserting noncompliance with any Drug/Device Law, or any request or requirement of the FDA or other Governmental Body, and, to the Knowledge of Parent, neither the FDA nor any other Governmental Body is considering such action.

(d) Each of Parent and its Subsidiaries holds and has at all times actively maintained all Governmental Authorizations issuable by FDA or any other Drug/Device Regulatory Agency required for the lawful conduct of the business of Parent and its Subsidiaries, and, as applicable, the lawful development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and/or importation or exportation of any medical product candidate(s) that the Parent or any Subsidiary has, or is, developing, testing, storing, handling, distributing, and/or marketing (the “Parent Product Candidates”) (the “Parent Regulatory Permits”), and no such Parent Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner. Section 3.9(d) of the Parent Disclosure Schedule identifies each Parent Regulatory Permit, along with, for each, the date issued and current status. Parent has timely maintained and is in compliance in all respects with the Parent Regulatory Permits and neither Parent nor or any of its Subsidiaries has, since the Parent Lookback Date, received any written notice or correspondence or, to the Knowledge of Parent, other communication from any Drug/Device Regulatory Agency regarding (A) any violation of or failure to comply with any term or requirement of any Parent Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or adverse modification of any Parent Regulatory Permit. Parent has made available to the Company all information requested by the Company in Parent’s or its Subsidiaries’ possession or control relating to Parent Product Candidates and the development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation of the Parent Product Candidates, including, but not limited to, complete copies of the following (to the extent there are any): (x) adverse event reports; pre-clinical, clinical and other study reports and material study data; inspection reports, notices of adverse findings, untitled letters, warning letters, filings and letters and other written correspondence to and from any Drug/Device Regulatory Agency; and meeting minutes with any Drug/Device Regulatory Agency and (y) similar reports, material study data, notices, letters, filings, correspondence and meeting minutes with any other Governmental Authority. Any inspection reports, notices of adverse findings, untitled letters, warning letters, and all related correspondence with the issuing Drug/Device Regulatory Agency are also disclosed in Section 3.9(c) of the Parent Disclosure Schedule. All such information is accurate and complete in all material respects.

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(e) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, Parent or its Subsidiaries, in which Parent or its Subsidiaries or their respective product candidates, including the Parent Product Candidates, have participated were, since the Parent Lookback Date, and, if ongoing, are being conducted in accordance in all respects with standard medical and scientific research procedures, and in compliance in all respects with Drug/Device Laws, including 21 C.F.R. Parts 11, 50, 54, 56, 58, 312 and 812, as applicable. Since the Parent Lookback Date, neither Parent nor any of its Subsidiaries has received any notices, correspondence, or other communications from any Institutional Review Board or Drug/Device Regulatory Agency relating to a clinical hold order on, or otherwise resulting in termination, delay or suspension of any clinical studies conducted by or on behalf of, or sponsored by, Parent or any of its Subsidiaries or in which Parent or any of its Subsidiaries or its current product candidates, including the Parent Product Candidates, have participated. Further, no clinical investigator, researcher or clinical staff participating in any clinical study conducted by or, to the Knowledge of Parent, on behalf of Parent or any of its Subsidiaries has been subject to FDA debarment or otherwise disqualified from participating in studies involving the Parent Product Candidates, and to the Knowledge of Parent, no such administrative action to disqualify such clinical investigators, researchers or clinical staff has been threatened or is pending.

(f) Neither Parent nor any of its Subsidiaries and, to the Knowledge of Parent, any contract manufacturer with respect to any Parent Product Candidate is the subject of any pending or, to the Knowledge of Parent, threatened investigation in respect of its business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or by any other Drug/Device Regulatory Agency under a comparable policy. Neither Parent nor any of its Subsidiaries, any of their respective contract manufacturers, nor their respective officers, employees or agents, with respect to any Parent Product Candidate has committed any acts, made any statement or failed to make any statement, in each case in respect of its business or products that would violate FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of Parent, any of its Subsidiaries, and to the Knowledge of Parent, any contract manufacturer with respect to any Parent Product Candidate, or any of their respective officers, employees or agents is currently or has been debarred, convicted of any crime or is engaging or has engaged in any conduct that could result in a material debarment or exclusion under (i) 21 U.S.C. Section 335a or (ii) any similar applicable Law. To the Knowledge of Parent, no material debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or threatened against Parent, any of its Subsidiaries, or any of their respective contract manufacturers.

(g) All manufacturing operations conducted by or on behalf of Parent or its Subsidiaries in connection with any Parent Product Candidate, since the Parent Lookback Date, have been and are being conducted in compliance with all Drug/Device Laws and other applicable Laws, including the FDA’s standards for current good manufacturing practices, including applicable requirements contained in 21 C.F.R. Parts 210 and 211, and the respective counterparts thereof promulgated by Governmental Bodies in states or countries outside the United States.

(h) None of Parent, any of its Subsidiaries, or any of their respective contract manufacturers or laboratories (i) is or has been subject to a Drug/Device Regulatory Agency shutdown or import or export prohibition or (ii) has received any Form FDA 483, notice of violation, warning letter, untitled letter or similar correspondence or notice from the FDA or other Drug/Device Regulatory Agency alleging or asserting noncompliance with any applicable Law, in each case, that have not been formally closed out as shown by documentation issued by the relevant Drug/Device Regulatory Agency, and, to the Knowledge of Parent, neither the FDA nor any other Drug/Device Regulatory Agency is considering such action.

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(i) None of the Acquiring Companies, and to the knowledge of Parent, no Representative of any of the Acquiring Companies on their behalf with respect to any matter relating to any of the Acquiring Companies, has: (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iii) knowingly and willfully offered or paid or solicited or received any remuneration, in cash or in kind, or made any financial arrangements (A) in return for referring an individual to a person for the furnishing or arranging of any item or service for which payment may be made in whole or in part by any third-party payor (including but not limited to any Federal Health Care Program), or (B) in return for purchasing, leasing, ordering or arranging for or recommending purchasing, leasing or ordering any good, facility, service or item for which payment may be made in whole or in part by any third-party payor or self-pay patient in material violation of any applicable Healthcare Law; (iv) given any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) in material violation of any applicable Healthcare Law; (v) established or maintained any unrecorded fund or asset for any purpose or made any misleading, false or artificial entries on any of its books or records in material violation of applicable Healthcare Laws; or (vi) made any other unlawful payment. There are no currently pending, and to the knowledge of the Parent, no Person has threatened to file, against any Acquiring Company, an action under any federal or state whistleblower statute related to alleged material noncompliance with applicable Healthcare Laws, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.). There is no plan, intention, or actual notification or filing by or on behalf of any Acquiring Company, self-disclosing any material violations of Healthcare Laws with any Governmental Body, including but not limited to a voluntary disclosure pursuant to the OIG’s “Provider Self-Disclosure Protocol,” the Centers for Medicare and Medicaid Services “Self-Referral Disclosure Protocol,” or otherwise.

(j) Since the Parent Lookback Date, no product of the Acquiring Companies has at any time been recalled, withdrawn, suspended or discontinued (whether voluntarily or otherwise).

(k) Each of the Acquiring Companies (i) is, and since January 1, 2023, has been, in compliance in all material respects with (A) all written policies of Parent and each of its Subsidiaries pertaining to the logical and physical security of electronic data stored or used by the Acquiring Companies (the “Parent Privacy Policy”), (B) all applicable laws pertaining to privacy, data protection, user data or Parent Personal Information; (C) the requirements of any industry standard or self-regulatory organization by which Parent or any of its Subsidiaries is bound; and (D) contractual commitments by which Parent or any of its Subsidiaries is bound and (ii) has implemented and maintained commercially reasonable and appropriate administrative, technical, organizational and physical safeguards to protect such Parent Personal Information against unauthorized access and use. There has been no loss, damage or unauthorized access, disclosure, use or breach of security of Parent Personal Information maintained by or on behalf of Parent or any of its Subsidiaries, except in each case as would not, individually or in the aggregate, reasonably be likely to result in a Parent Material Adverse Effect. No Person (including any Governmental Body) has made any written claim or commenced any action with respect to unauthorized access, disclosure or use of Parent Personal Information maintained by or on behalf of any of Parent or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be likely to result in a Parent Material Adverse Effect. None of (1) the execution, delivery, or performance of this Agreement or (2) the consummation of any of the transactions contemplated by this Agreement, will violate any Parent Privacy Policy or any law pertaining to privacy, data protection user data or Parent Personal Information. “Parent Personal Information” means all data or information controlled, owned, stored, used or processed by Parent or any of its Subsidiaries regarding or capable of being associated with an individual person or device, including, but not limited to, (a) information that identifies, could be used to identify or is otherwise identifiable with an individual or a device or household, including name, physical address, telephone number, email address, financial information, financial account number or government-issued identifier, medical, health, or insurance information, gender, date of birth, educational or employment information, and any other data used or intended to be used to identify, contact or precisely locate an individual (e.g., geolocation data), (b) information or data bearing on an individual person’s credit worthiness, credit standing, credit capacity, character, general reputation, personal characteristics or mode of living, (c) any data regarding an individual’s activities online or on a mobile device or other application (e.g., searches conducted, web pages or content visited or viewed), whether or not such information is directly associated with an identifiable individual, and (d) internet protocol addresses, device identifiers or other persistent identifiers. Parent Personal Information also includes any information maintained in association with the foregoing information. Parent Personal Information may relate to any individual, including a current, prospective or former customer or employee, and includes information in any form, including paper, electronic and other forms.

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(l) Since January 1, 2023, there has been no (i) material security incident, breach, or successful ransomware, denial of access attack, denial of service attack, hacking, or similar event with respect to any Parent IT Asset, nor (ii) any material unauthorized, accidental, or unlawful access to, or destruction, loss, alteration, disclosure, or other Processing of, Parent Data (each, in the case of (i) and (ii), a “Parent Security Incident”). None of the Acquiring Companies, nor, to the knowledge of Parent, all vendors, partners or other third parties that Process Parent Personal Information on behalf of, or that otherwise share Parent Personal Information with, the Acquiring Companies (in the case of such vendors, partners, and other third parties, relating to the Acquiring Companies) (“Parent Data Partners”), or been required to make, any disclosure or notification to any Person under any Parent privacy obligation in connection with any Parent Security Incident. None of the Acquiring Companies has received any notification from any Governmental Body or other Person of any material Action relating to the data privacy, data security, data protection, or the Processing of Parent Data, or alleging any violation of any Parent privacy obligation. To the knowledge of Parent, there has never been any audit, investigation or enforcement action (including any fines or other sanctions) by any Governmental Body or other Person relating to any Parent Security Incident or violation of any Parent privacy obligation.

(m) Each of the Acquiring Companies are, and at all times have been, in material compliance with all applicable Healthcare Laws. There are no Legal Proceedings pending or, to the Knowledge of Parent, threatened with respect to an alleged violation by Parent or any of its Subsidiaries of any Healthcare Laws. No Acquiring Company, nor, to the knowledge of Parent, any officer, director, manager, employee or any other personnel of any Acquiring Company, is a party to a corporate integrity agreement, deferred prosecution agreement, consent decree, or similar agreement with or imposed by a Governmental Body or has any reporting obligations pursuant to a settlement agreement, corrective action plan, or other remedial measure entered into with any Governmental Body. No Acquiring Company has been served with or received any search warrant, subpoena, or civil investigative demand from any Governmental Body regarding any actual or alleged violation of any Healthcare Laws.

(n) All filings, submissions, reports, data and materials submitted by or on behalf of the Acquiring Company to any Governmental Body in connection with any obligations under Healthcare Laws, including but not limited to any reporting or disclosure requirements under the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h) and state transparency laws, have been true, complete, and correct in all material respects. No Company, or any Representative on behalf of any Company, has: (i) knowingly and willfully made or caused to be made a false statement or representation of a material fact in any application for any benefit or payment under any Federal Health Care Program, (ii) knowingly and willfully made or caused to be a made a false statement or representation of material fact in determining rights to any benefit or payment under any Federal Health Care Program, or (iii) presented or caused to be presented a claim for reimbursement for services that is for an item or services that was known or should have been known to be (A) not provided as claimed, or (B) false or fraudulent.

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(o) Each of the Acquiring Companies maintains and adheres to, in each case of the foregoing, in all material respects, corporate compliance programs reasonably designed to ensure compliance with and to detect, prevent, and address material violations of all material Healthcare Laws, applicable to it and/or its assets, business or operations and that qualifies as an “effective compliance and ethics program” for purpose of Chapter 8 of the Federal Sentencing Guidelines (collectively, “Health Care Compliance Program”). Such Health Care Compliance Program complies in all material respects with applicable final and available guidelines on compliance programs issued by the U.S. Department of Health and Human Services Office of Inspector General (“OIG”) and the current version of the AdvaMed Code of Ethics on Interactions with U.S. Health Care Professionals. No Acquiring Company is aware of any complaints from employees, independent contractors, vendors, physicians, customers, patients or other Persons that would reasonably be considered a material violation of any applicable Healthcare Law.

(p) All direct and indirect financial relationships between the Acquiring Company and any healthcare professional or other Person in a position to purchase, prescribe, order, or recommend the Acquiring Company’s products, refer patients, or otherwise generate business for the Acquiring Company have at all times complied with the federal Anti-Kickback Statute, as codified in 42 U.S.C. §1320a-7b, the Federal Stark Law, as codified in 42 U.S.C. §1395nn and the regulations promulgated thereunder, and similar and other healthcare fraud and abuse Laws and regulations. The Acquiring Company has not established or participated in, directly or indirectly, any discount program, copay waiver or reduction, charitable fund, patient assistance program, or other financial incentive for the purchase or use of the Acquiring Company’s products or services that is in violation of any Healthcare Laws.

(q) Neither the Acquiring Company or its respective directors, officers or employees, or, to the knowledge of Parent, any other Representative or Person acting at the direction of or on behalf of the Acquiring Company: (i) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program, (ii) has been debarred, excluded or suspended from participation in any Federal Health Care Program, (iii) has had a civil monetary penalty assessed against it, him or her under 42 U.S.C. §1320a-7a, (iv) is currently listed on the list of parties excluded from federal procurement programs and non-procurement programs as maintained in the Government Services Administration’s System for Award Management or other federal agencies, (v) has received written notice that it is the target of any investigation relating to any Federal Health Care Program-related offense or (vi) to the knowledge of the Parent, has engaged in any activity that is in violation of, or is cause for civil penalties, debarment or mandatory or permissive exclusion under federal or state laws.

Section 3.10 Legal Proceedings; Orders.

(a) There is no pending Legal Proceeding, and no Person has, to the knowledge of Parent, threatened in writing to commence any Legal Proceeding: (i) that involves any of the Acquiring Companies, any business of any of the Acquiring Companies or any of the assets owned, leased or used by any of the Acquiring Companies or to the knowledge of Parent any present or former officer, director or employee of the Acquiring Companies in such individual’s capacity as such; (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions or (iii) that involves any product of the Acquiring Companies. No Legal Proceeding has had or, if adversely determined, would reasonably be expected to have or result in a Parent Material Adverse Effect. To the knowledge of Parent, no event has occurred, and no claim, dispute or other condition or circumstance exists, that would reasonably be expected to give rise to or serve as a basis for the commencement of any Legal Proceeding of the type described in clause (i) or clause (ii) of the first sentence of this Section 3.10(a).

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(b) There is no Order to which any of the Acquiring Companies, or the assets owned or used by any of the Acquiring Companies (including, without limitation, any product of the Acquiring Companies), is subject. To the knowledge of Parent, no officer or other key employee of any of the Acquiring Companies is subject to any Order that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of any of the Acquiring Companies.

Section 3.11 Brokers’ and Finders’ Fees. Except as set forth in Section 3.11 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of any of the Acquiring Companies.

Section 3.12 Employee Benefit Plans.

(a) Section 3.12(a) of the Parent Disclosure Schedule sets forth, as of the date of this Agreement, a complete and accurate list of each material Employee Benefit Plan that is currently sponsored, maintained, contributed to, or required to be contributed to or with respect to which any potential liability is borne by any Acquiring Company or any of their ERISA Affiliates (collectively, the “Parent Employee Plans”). Neither Parent nor, to the knowledge of Parent, any other Person, has made any commitment to modify, change or terminate any Parent Employee Plan, other than with respect to a modification, change or termination required by Laws. With respect to each material Parent Employee Plan, Parent has made available to Company, accurate and complete copies of the following documents: (i) the plan document and any related trust agreement, including amendments thereto; (ii) any current summary plan descriptions and other material communications to participants relating to the plan; (iii) each plan trust, insurance, annuity or other funding contract or service provider agreement related thereto; (iv) the most recent plan financial statements and actuarial or other valuation reports prepared with respect thereto, if any; (v) the most recent Internal Revenue Service determination or opinion letter, if any; (vi) copies of the most recent plan year nondiscrimination and coverage testing results for each plan subject to such testing requirements; and (vii) the most recent annual reports (Form 5500) and all schedules attached thereto for each Parent Employee Plan that is subject to ERISA and Code reporting requirements.

(b) Each Parent Employee Plan is being, and has been, administered in accordance with its terms and in compliance with the requirements prescribed by any and all Laws (including ERISA and the Code), in all material respects. No Acquiring Company is in material default under or material violation of, and has no knowledge of any material defaults or material violations by any other party to, any of Parent Employee Plans. All contributions required to be made by any Acquiring Company or any their ERISA Affiliates to any Parent Employee Plan have been timely paid or accrued on the most recent Parent Financials on file with the SEC, if required under GAAP. Any Parent Employee Plan intended to be qualified under Section 401(a) of the Code has either obtained from the Internal Revenue Service a favorable determination letter or opinion letter as to its qualified status under the Code, and to the knowledge of Parent, no event has occurred and no condition exists with respect to the form or operation of such Parent Employee Plan that would cause the loss of such qualification.

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(c) No Parent Employee Plan provides retiree medical or other retiree welfare benefits to any person, except as required by COBRA. No suit, administrative proceeding or action has been brought, or to the knowledge of Parent, is threatened against or with respect to any such Parent Employee Plan, including any audit or inquiry by the Internal Revenue Service or the United States Department of Labor (other than routine claims for benefits arising under such plans).

(d) No Acquiring Company nor any of their ERISA Affiliates has, during the past six (6) years from the Effective Time, maintained, established, sponsored, participated in or contributed to, or is obligated to contribute to, or otherwise incurred any obligation or liability (including any contingent liability) under, any “multiemployer plan” (as defined in Section 3(37) of ERISA) or any “pension plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or Section 412 of the Code. No Acquiring Company nor any of their ERISA Affiliates has, as of the date of this Agreement, any actual or potential withdrawal liability (including any contingent liability) for any complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) from any multiemployer plan.

(e) Except as set forth in Section 3.12(e) of the Parent Disclosure Schedule, consummation of the Contemplated Transactions will not (i) entitle any current or former employee or other service provider of an Acquiring Company or any of their ERISA Affiliates to severance benefits or any other payment (including unemployment compensation, golden parachute, bonus or benefits under any Parent Employee Plan); (ii) accelerate the time of payment or vesting of any such benefits or increase the amount of compensation due any such employee or service provider; (iii) result in the forgiveness of any Indebtedness; (iv) result in any obligation to fund future benefits under any Parent Employee Plan; or (v) result in the imposition of any restrictions with respect to the amendment or termination of any of Parent Employee Plans. No benefit payable or that may become payable by an Acquiring Company pursuant to any Parent Employee Plan in connection with the Contemplated Transactions will constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) subject to the imposition of an excise Tax under Section 4999 of the Code or the deduction for which would be disallowed by reason of Section 280G of the Code.

(f) Each Parent Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) (each, a “Parent 409A Plan”) has been operated and maintained in all material respects in operational and documentary compliance with the requirements of Section 409A of the Code and the applicable guidance thereunder. No payment to be made under any Parent 409A Plan is or, when made in accordance with the terms of the Parent 409A Plan, will be subject to the penalties of Section 409A(a)(1) of the Code.

Section 3.13 Title to Assets; Real Property.

(a) The Acquiring Companies own, and have good, valid and marketable title to, or, in the case of leased assets, valid leasehold interests in or other rights to use, all tangible assets purported to be owned or leased by them, in each case, that are material to the Acquiring Companies taken as a whole. All of said assets are owned or, in the case of leased assets, leased by the Acquiring Companies, in each case, free and clear of any Encumbrances, except for Permitted Liens. Each of the Acquiring Companies has complied with the material terms of all leases to real and personal property to which it is a party, and all such leases are in full force and effect, except for any such noncompliance or failure to be in full force and effect that, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect. The Acquiring Companies enjoy peaceful and undisturbed possession under all such leases, except for any such failure to do so that, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

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(b) Section 3.13(b) of the Parent Disclosure Schedule sets forth a true and complete list of (i) all real property owned by the Acquiring Companies and (ii) all real property leased for the benefit of the Acquiring Companies.

(c) All material items of equipment and other tangible assets owned by or leased to the Acquiring Companies are adequate for the uses to which they are being put, are in good condition and repair (ordinary wear and tear excepted) and are adequate for the conduct of the business of the Acquiring Companies in the manner in which such businesses are currently being conducted immediately prior to the Effective Time. The Acquiring Companies do not own and have not, since the Parent Lookback Date, owned any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Section 3.13(b) of the Parent Disclosure Schedule.

(d) Nothing in this Section 3.13 relates to Intellectual Property, which is covered with respect to the Acquiring Companies solely by Section 3.8.

Section 3.14 Environmental Matters.

(a) No hazardous material has been released as a result of the deliberate actions of Parent or any of its Subsidiaries, or, to the knowledge of Parent, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that Parent or any of its Subsidiaries currently owns, operates, occupies or leases, in such quantities as would cause a Parent Material Adverse Effect.

(b) Neither Parent nor any of its Subsidiaries has engaged in Hazardous Material Activities in material violation of any Law in effect on or before the Effective Time.

(c) Parent and its Subsidiaries currently hold all environmental approvals, permits, licenses, clearances and Consents (the “Parent Environmental Permits”) necessary for the conduct of Parent’s and its Subsidiaries’ Hazardous Material Activities and other businesses of Parent and its Subsidiaries as such activities and businesses are currently being conducted.

(d) No material action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the knowledge of Parent, threatened concerning any Parent Environmental Permit, hazardous material or any Hazardous Material Activity of Parent or any of its Subsidiaries.

Section 3.15 Labor Matters.

(a) To the knowledge of Parent, no key employee or group of key employees has threatened to terminate employment with any Acquiring Company or has plans to terminate such employment.

(b) No Acquiring Company is a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, union grievances, claims of unfair labor practices or other collective bargaining disputes.

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(c) Except as set forth in Section 3.15(c) of the Parent Disclosure Schedule, no Acquiring Company is a party to any written or oral: (i) agreement with any current or former employee the benefits of which are contingent upon, or the terms of which will be materially altered by, the consummation of the Contemplated Transactions; (ii) agreement with any current or former employee of Parent providing any term of employment or compensation guarantee extending for a period longer than one (1) year from the Effective Time or for the payment of compensation in excess of $50,000 per annum; or (iii) agreement or plan the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, upon the consummation of the Contemplated Transactions.

Section 3.16 Parent Contracts.

(a) Except for Excluded Contracts or as set forth (x) in the most recent exhibit list on Parent’s Form 10-K for the year ended December 31, 2024 or subsequently filed with the SEC pursuant to any current or periodic report and available on the SEC Website or (y) in Section 3.16(a) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries is a party to or is bound by:

(i) any management, employment, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation agreement or other similar Contract between: (A) any of the Acquiring Companies and (B) any active, retired or former employees, directors or consultants of any Acquiring Company, other than any such Contract that is terminable “at will” (or following a notice period imposed by applicable Laws or, in the case of consulting agreements, following the notice period required in the Contract), or without any obligation on the part of any Acquiring Company to make any severance, termination, change in control or similar payment or to provide any benefit, other than severance payments required to be made by any Acquiring Company under applicable Laws;

(ii) any Contracts identified or required to be identified in Section 3.13(b) of the Parent Disclosure Schedule;

(iii) any Contract with any distributor, reseller or sales representative with an annual value in excess of $50,000;

(iv) any Contract with any manufacturer, vendor, or other Person for the supply of materials or performance of services by such third party to Parent in relation to the manufacture of Parent’s products or product candidates with an annual value in excess of $50,000;

(v) any agreement or plan providing equity benefits to current or former employees of an Acquiring Company, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the Contemplated Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Contemplated Transactions;

(vi) any Contract incorporating or relating to any guaranty, any warranty, any sharing of liabilities or any indemnity not entered into in the ordinary course of business, including any indemnification agreements between Parent or any of its Subsidiaries and any of its officers or directors;

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(vii) any Contract imposing, by its express terms, any material restriction on the right or ability of any Acquiring Company: (A) to compete with any other Person; (B) to acquire any product or other asset or any services from any other Person; or (C) to develop, sell, supply, distribute, offer, support or service any product or any technology or other asset to or for any other Person;

(viii) any Contract relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise (other than Contracts in which the applicable disposition or acquisition has been consummated and there are no material ongoing obligations);

(ix) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $50,000;

(x) any joint marketing or development agreement;

(xi) any commercial Contract that would reasonably be expected to have a material effect on the ability of Parent to perform any of its material obligations under this Agreement, or to consummate any of the transactions contemplated by this Agreement, that is not set forth on Section 3.16(a)(xi) of the Parent Disclosure Schedule;

(xii) any Contract that provides for: (A) any right of first refusal, right of first negotiation, right of first notification or similar right with respect to any securities or assets of any Acquiring Company for which a waiver of such right has not been obtained; or (B) any “no shop” provision or similar exclusivity provision with respect to any securities or assets of any Acquiring Company;

(xiii) any Contract that contemplates or involves the payment or delivery of cash or other consideration in an amount or having a value in excess of $50,000 or more in the aggregate, or contemplates or involves the performance of services having a value in excess of $50,000 or more in the aggregate, in each case following the date of this Agreement, other than any arrangement or agreement expressly contemplated or provided for under this Agreement; or

(xiv) any Contract that does not allow Parent or any of its Subsidiaries to terminate the Contract for convenience with no more than sixty (60) days prior notice to the other party and without the payment of any rebate, chargeback, penalty or other amount to such third party in connection with any such termination in an amount or having a value in excess of $50,000 in the aggregate.

(b) Parent has made available to Company an accurate and complete copy of each Contract listed or required to be listed in Section 3.16 of the Parent Disclosure Schedule (any such Contract, including any Contract that would be listed in Section 3.16 of the Parent Disclosure Schedule but for its inclusion in the most recent exhibit list of Parent’s Form 10-K for the year ended December 31, 2024 or as an exhibit to any current or periodic report subsequently filed with the SEC, but excluding Excluded Contracts, a “Parent Contract”). Neither Parent nor any of its Subsidiaries, nor to the knowledge of Parent any other party to a Parent Contract, has, since the Parent Lookback Date, materially breached or violated in any material respect or materially defaulted under, or received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the Parent Contracts. To the knowledge of Parent, no event has occurred, and, no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to: (i) result in a violation or breach in any material respect of any of the provisions of any Parent Contract or (ii) give any Person the right to declare a default in any material respect under any Parent Contract, except for any immaterial violations, breaches or defaults. Each Parent Contract is in full force and effect and is the legal, valid and binding obligation of Parent and its Subsidiaries and, to the knowledge of Parent, of the other parties thereto, enforceable against Parent and its Subsidiaries and, to the knowledge of Parent, such other parties in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

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Section 3.17 Insurance.

(a) Section 3.17(a) of the Parent Disclosure Schedule sets forth each material insurance policy (the “Parent Insurance Policies”) to which Parent or its Subsidiaries is a party. Parent or its Subsidiaries maintain all Parent Insurance Policies in such amounts, with such deductibles and against such risks and losses that are reasonably adequate for the operation of Parent’s and its Subsidiaries’ businesses in all material respects. To the knowledge of Parent, such Parent Insurance Policies are in full force and effect, maintained with reputable companies against loss relating to the business, operations and properties and such other risks as companies engaged in similar business as the Acquiring Companies would, in accordance with good business practice, customarily insure. Since the Parent Lookback Date, all premiums due and payable under such Parent Insurance Policies have been paid on a timely basis and each Acquiring Company is in compliance in all material respects with all other terms thereof. True, complete and correct copies of such Parent Insurance Policies, or summaries of all terms material thereof, have been made available to Company.

(b) There are no material claims pending under any Parent Insurance Policies as to which coverage has been questioned, denied or disputed. Since the Parent Lookback Date, all material claims thereunder have been filed in a due and timely fashion and no Acquiring Company has been refused insurance for which it has applied or had any policy of insurance terminated (other than at its request), nor has any Acquiring Company received written notice from any insurance carrier that: (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated; or (ii) premium costs with respect to such insurance will be increased, other than premium increases in the ordinary course of business applicable on their terms to all holders of similar policies

Section 3.18 Interested Party Transactions. No event has occurred since the Parent Lookback Date that would be required to be reported by Parent as a certain relationship or related transaction pursuant to Item 404 of Regulation S-K, if Parent were required to report such information in periodic reports pursuant to the Exchange Act.

Section 3.19 No Business Activities by ExchangeCo and CallCo. Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, since January 1, 2023 no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K. Section 3.19 of the Parent Disclosure Schedule identifies each Person who is (or who may be deemed to be) an Affiliate of Parent as of the date of this Agreement.

Section 3.20 Solvency. Except as set forth in Section 3.20 of the Parent Disclosure Schedule, immediately after giving effect to the Contemplated Transactions, the Acquiring Companies will be Solvent. No transfer of property is being made, and no obligation is being incurred in connection with the Contemplated Transactions, with the intent to hinder, delay or defraud either present or future creditors of Parent or its Subsidiaries.

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Section 3.21 Shell Company Status. Parent is not, and never has been, an issuer identified in Rule 144(i)(1)(i) of the Securities Act.

Section 3.22 Valid Issuance. The Parent Common Stock to be issued pursuant to the Exchange Rights Agreement will, when issued in accordance with the provisions of the Exchange Rights Agreement, be validly issued, fully paid and non-assessable.

Section 3.23 Absence of Liabilities. Immediately after giving effect to the Contemplated Transactions there will be no material debts, liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, on the Parent except for the obligations related to this Agreement, and the Parent’s corporate affairs arising after the Closing as specifically set forth in Section 3.23 of the Parent Disclosure Schedule. Immediately after the approval of the Parent Stockholders Matters, the Parent will terminate the employment of all of the employees of the Parent, subject to any fulfillment of any obligations or payments owed by the Parent to such employees pursuant to their employment agreements or other employment obligations entered into prior to the Effective Time, provided, however, for the avoidance of doubt this shall not include an obligation to terminate any of the employees of Company.

Section 3.24 Foreign Issuer. Parent: (i) is as of the date of this Agreement, and (ii) will be as of the Effective Time, a “foreign issuer” as such term is defined under Section 2.15 of NI 45-102. Disclaimer of Other Representations and Warranties. Except for the representations and warranties previously set forth in this Article III (as modified by the applicable Parent Disclosure Schedule and, subject to the introduction to this Article III, the Parent SEC Documents filed with the SEC from and after January 1, 2023), Parent makes no representation or warranty, express or implied, at law or in equity, with respect to any of its assets, Liabilities, or operations, and any such other representations and warranties are hereby expressly disclaimed and specifically that Parent makes no representation or warranty with respect to anything provided or made available to Company or their respective Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES of the Shareholders

Subject to Section 11.13(h), except as set forth in the disclosure schedule delivered by the Shareholders to Parent (the “Shareholders Disclosure Schedule”), each Shareholder severally, and not jointly, represents and warrants to Parent, ExchangeCo and CallCo as follows:

Section 4.1 Organization; Authority The undersigned Shareholder is: (1) a corporation, unlimited liability company or similar Entity duly organized, validly existing and, in jurisdictions that recognize the concept, in good standing under the laws of the jurisdiction of its incorporation, formation or other establishment, as applicable, or (2) an individual residing in the United States of America, Canada or another nation which is not prohibited by any applicable Laws to enter into this Agreement and has all necessary power and authority: (i) to own the Company Common Stock and (ii) to perform its obligations under this Agreement by which it will be bound upon the date hereof.

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(b) The undersigned Shareholder has the requisite power and authority to enter into this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed by such Shareholder in connection with the Contemplated Transactions (the “Shareholder Documents”) and to perform its obligations hereunder and to consummate the Contemplated Transactions. The execution and delivery of this Agreement by such Shareholder and the Shareholder Documents, the performance by such Shareholders of its obligations hereunder and the consummation by such Shareholder of the Contemplated Transactions have been duly authorized by all necessary corporate action/approvals, as applicable, on the part of such Shareholder. This Agreement has been, and the Shareholder Documents will be at or prior to the Closing, duly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by Company, Parent, ExchangeCo and CallCo, this Agreement constitutes, and the Shareholder Documents when so executed and delivered will constitute, the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

Section 4.2 Title. The undersigned Shareholder has good, valid and marketable title to the Company Common Stock as set forth on the Allocation Certificate which is held free and clear of any Encumbrances, except for Permitted Liens.

Section 4.3 Accredited Investor. The undersigned Shareholder is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act for the reason(s) set forth in the accredited investor questionnaire signed by such Shareholder and delivered pursuant to Section 8.1(b) below.

Section 4.4 Disclaimer of Other Representations and Warranties. Except for the representations and warranties previously set forth in this Article IV (as modified by the applicable Shareholder Disclosure Schedule), the undersigned Shareholder makes no representation or warranty, express or implied, at law or in equity, with respect to any of the assets, Liabilities, or operations of the Company, and any such other representations and warranties are hereby expressly disclaimed and specifically that the undersigned Shareholder make no representation or warranty with respect to anything provided or made available to any other Party hereto or their respective Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained herein, the liability of any Shareholder for any breach of, or inaccuracy in, any representations or warranties made by such Shareholder in this Agreement shall be limited in the aggregate to the amount of consideration actually received by such Shareholder pursuant to this Agreement.

Section 4.5 Canadian Shareholder Resale Restriction. Each Shareholder hereby acknowledges and agrees that upon the issuance of Parent Common Stock to such Shareholder in exchange for Exchangeable Shares issued in accordance with this Agreement, such Shareholder is restricted under applicable Canadian securities laws and shall not trade such Parent Common Stock unless the trade is made: (i) through an exchange, or a market, outside of Canada; or (ii) to a person or company outside of Canada, if at the time of such trade, the Shareholder is a resident of Canada.

Section 4.6 Independent Legal Advice. The undersigned Shareholder acknowledges and agrees that this Agreement has been prepared by Haynes and Boone, LLP, DuMoulin Black LLP and Fasken Martineau DuMoulin LLP, as legal counsel to the Company and Sichenzia Ross Ference Carmel LLP and Bennett Jones LLP, as legal counsel to Parent, and that at no time has Haynes and Boone, LLP, DuMoulin Black LLP or Fasken Martineau DuMoulin LLP provided legal advice to the Shareholders or Parent, nor has Sichenzia Ross Ference Carmel LLP or Bennett Jones LLP provided legal advice to the Shareholders or the Company. Each of the Parties, including, for greater certainty, each of the Shareholders, acknowledges that it has read and understands the terms and conditions of this Agreement and acknowledges and agrees that it has had the opportunity to seek, and was not prevented or discouraged by any other party to this Agreement from seeking, any independent legal, financial (including tax) and other advice which it considered necessary before the execution and delivery of this Agreement and that, if it did not avail itself of that opportunity before signing this Agreement, such Shareholder did so voluntarily without any undue pressure, and agrees that failure to obtain independent legal advice will not be used as a defense to the enforcement of its obligations under this Agreement and the undersigned Shareholder waives any claim which it may now or in the future have with respect to this Agreement or the subject matter hereof based in any way on the absence of, lack of access to, or shortness of time available to rely on such advice.

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Article V

CERTAIN AGREEMENTS RELATING TO THE CONDUCT OF BUSINESS PENDING THE CLOSING

Section 5.1 Conduct of Business by Parent. Parent agrees that between the date hereof and the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section Section 10.1 (the “Pre-Closing Period”), except as specifically permitted or required by this Agreement, as required by applicable Law or as consented to in writing by the Company, Parent (a) shall and shall cause each of its Subsidiaries to conduct its business in the Ordinary Course of Business, including by preserving intact its and their present business organizations, goodwill and ongoing businesses and shall comply with Law (it being agreed by the Parties that with respect to the matters specifically addressed by any provision of Section 5.1(b), such specific provisions shall govern over the more general provision of this Section 5.1(a)); and (b) shall not, and shall cause its Subsidiaries not to, directly or indirectly:

(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except for the repurchase of shares of Parent Common Stock from terminated service providers of Parent or to otherwise satisfy Tax obligations with respect to awards granted pursuant to Parent Stock Plans or to pay the exercise price of Parent Options, in each case in accordance with the existing terms of the applicable Parent Stock Plan as in effect on the date of this Agreement);

(ii) sell, issue, grant, pledge or otherwise dispose of or encumber or authorize the issuance of: (A) any capital stock or other security (except for Parent Common Stock issued upon the valid exercise or settlement of outstanding Parent Options or Parent Existing Warrants), (B) any option, warrant or right to acquire any capital stock or any other security or (C) any instrument convertible into or exchangeable for any capital stock or other security;

(iii) form any Subsidiary or acquire any equity interest or other interest in any other Entity or enter into a joint venture with any other Entity;

(iv) except as required to give effect to anything in contemplation of the Closing, amend any of its Organizational Documents, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(v) (A) lend money to any Person, (B) incur or guarantee any indebtedness for borrowed money, or (C) guarantee any debt securities of any other Person;

(vi) acquire any asset (other than assets of de minimis value) or sell, lease or otherwise irrevocably dispose of any of its material assets or properties, or grant any Encumbrance (other than a Permitted Encumbrance) with respect to such assets or properties;

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(vii) make, change or revoke any Tax election, file any amendment making any change to any Tax Return or adopt or change any accounting method in respect of Taxes, enter into any Tax closing agreement, settle any income or other Tax claim or assessment, submit any voluntary disclosure application, enter into any Tax allocation, Tax sharing or similar agreement (including indemnity arrangements), other than customary Contracts entered into in the Ordinary Course of Business, including with vendors, customers, lenders, or landlords, the principal subject matter of which is not Taxes, or consent to any extension or waiver of the limitation period applicable to or relating to any Tax claim or assessment, other than any such extension or waiver that is obtained in the Ordinary Course of Business;

(viii) except as set forth on Section 5.1(viii) of the Parent Disclosure Schedule, spend or dispose of any cash or cash equivalents in excess of $5,000, other than expenses payable in the Ordinary Course of Business; or

(ix) agree, resolve or commit to do any of the foregoing.

Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of Parent prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations.

Section 5.2 Conduct of Business by the Company. The Company agrees that during the Pre-Closing Period, except as specifically permitted or required by this Agreement, as required by applicable Law, as consented to in writing by Parent, the Company (a) shall comply with Law and to conduct its business in the Ordinary Course of Business and use commercially reasonable efforts to preserve intact its and their present business organizations, goodwill and ongoing businesses (it being agreed by the Parties that with respect to the matters specifically addressed by any provision of Section 5.2(b), such specific provisions shall govern over the more general provision of this Section 5.2(a)); and (b) shall not, and shall cause its Subsidiary not to, directly or indirectly:

(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities;

(ii) sell, issue, grant, pledge or otherwise dispose of or encumber or authorize the issuance of: (A) any capital stock or other security, (B) any option, warrant or right to acquire any capital stock or any other security or (C) any instrument convertible into or exchangeable for any capital stock or other security;

(iii) form any Subsidiary or acquire any equity interest or other interest in any other Entity or enter into a joint venture with any other Entity;

(iv) except as required to give effect to anything in contemplation of the Closing, amend any of its Organizational Documents, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

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(v) (A) lend money to any Person, (B) incur or guarantee any indebtedness for borrowed money, or (C) guarantee any debt securities of any other Person;

(vi) acquire any asset (other than assets of de minimis value) or sell, lease or otherwise irrevocably dispose of any of its material assets or properties, or grant any Encumbrance (other than a Permitted Encumbrance) with respect to such assets or properties;

(vii) make, change or revoke any Tax election, file any amendment making any change to any Tax Return or adopt or change any accounting method in respect of Taxes, enter into any Tax closing agreement, settle any income or other Tax claim or assessment, submit any voluntary disclosure application, enter into any Tax allocation, Tax sharing or similar agreement (including indemnity arrangements), other than customary Contracts entered into in the Ordinary Course of Business, including with vendors, customers, lenders, or landlords, the principal subject matter of which is not Taxes, or consent to any extension or waiver of the limitation period applicable to or relating to any Tax claim or assessment, other than any such extension or waiver that is obtained in the Ordinary Course of Business;

(viii) spend or dispose of any cash or cash equivalents in excess of $5,000, other than expenses payable in the Ordinary Course of Business; or

(ix) agree, resolve or commit to do any of the foregoing.

Section 5.3 No Solicitation.

(a) Each of Parent and the Company agrees that, during the Pre-Closing Period, neither it nor any of its Subsidiaries shall, nor shall it or any of its Subsidiaries authorize any of its Representatives to, directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that would reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry, (ii) furnish any non-public information regarding such Party to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry, (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry, (iv) approve, endorse or recommend any Acquisition Proposal, (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction or (vi) publicly propose to do any of the foregoing. Without limiting the generality of the foregoing, each Party acknowledges and agrees that, in the event any Representative of such Party takes any action that, if taken by such Party, would constitute a breach of this Section 5.3 by such Party, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 5.3 by such Party for purposes of this Agreement.

(b) If any Party or any Representative of such Party receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then such Party shall promptly (and in no event later than twenty-four (24) hours after such Party’s advisors, directors or officers become aware of such Acquisition Proposal or Acquisition Inquiry) advise the other Party orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the terms thereof, and copies of all written communications received by such Party). Such Party shall keep the other Party reasonably informed with respect to the status and terms of any such Acquisition Proposal or Acquisition Inquiry and any material modification or material proposed modification thereto.

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Article VI

ADDITIONAL AGREEMENTS OF THE PARTIES

Section 6.1 Parent Stockholders’ Meeting.

(a) As promptly as practicable following the execution of this Agreement, Parent shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock for the purpose of seeking:

(i) approval of the Exchangeable Shares Proposal;

(ii) approval of the issuance of the US Parent Trust Stock (as defined in the Exchange Rights Agreement) to the Trustee;

(iii) approval of the New Incentive Plan; and

(iv) authorization of an amendment of Parent’s certificate of incorporation to authorize sufficient Parent Common Stock to be issued in connection with (x) the ability for the Exchangeable Shares to exchange their Exchangeable Shares into Parent Common Stock pursuant to the Exchangeable Shares Agreement; (y) issuance of the US Parent Trust Stock and (z) the New Incentive Plan (the “Charter Amendment Proposal” and the matters contemplated by the clauses 4.1(a)(i)–(iv) are referred to as the “Parent Stockholder Matters,” and such meeting, the “Parent Stockholders’ Meeting”).

(b) Parent agrees to use reasonable best efforts to call and hold the Parent Stockholders’ Meeting as soon as practicable after the Effective Time. If the approval of the Parent Stockholder Matters is not obtained at the Parent Stockholders’ Meeting or if on a date preceding the Parent Stockholders’ Meeting, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Required Parent Stockholder Vote, whether or not quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, then, in each case, Parent will use its reasonable best efforts to adjourn the Parent Stockholders’ Meeting one or more times to a date or dates no more than thirty (30) days after the scheduled date for such meeting, and to obtain such approvals at such time. If the Parent Stockholders’ Meeting is not so adjourned, and/or if the approval of the Parent Stockholder Matters is not then obtained, Parent will use its reasonable best efforts to obtain such approvals as soon as practicable thereafter, and in any event to obtain such approvals at the next occurring annual meeting of the stockholders of Parent or, if such annual meeting is not scheduled to be held within four months after the Parent Stockholders’ Meeting, a special meeting of the stockholders of Parent to be held within four months after the Parent Stockholders’ Meeting. Parent will hold an annual meeting or special meeting of its stockholders, at which a vote of the stockholders of Parent to approve the Parent Stockholder Matters will be solicited and taken, at least once every four (4) months until Parent obtains approval of the Parent Stockholder Matters.

(c) Parent agrees that: (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and shall use its reasonable best efforts to solicit and obtain such approval within the time frames set forth in Section 6.2(c) and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that the Parent’s stockholders vote to approve the Parent Stockholder Matters.

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(d) The Company and Parent acknowledge that, under the NASDAQ Rules, the Parent Common Stock issued to the shareholders who exchanged their Exchangeable Shares for Parent Common Stock will not be entitled to vote on the Exchangeable Shares Proposal.

Section 6.2 SEC Filings.

(a) As promptly as practicable after the Closing Date, Parent shall prepare and file with the SEC a proxy statement relating to the Parent Stockholders’ Meeting to be held in connection with the Parent Stockholder Matters (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Parent shall use its commercially reasonable efforts to (i) cause the Proxy Statement to comply with applicable rules and regulations promulgated by the SEC and (ii) respond promptly to any comments or requests of the SEC or its staff related to the Proxy Statement.

(b) Parent covenants and agrees that the Proxy Statement (and the letters to stockholders, notice of meeting and form of proxy included therewith) will (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities Laws and the DGCL, and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c) Parent shall use commercially reasonable efforts to cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after either (i) the SEC has indicated that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, the Proxy Statement, all in compliance with applicable U.S. federal securities laws and the DGCL. If Parent, ExchangeCo, CallCo or the Company (A) become aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, (B) receives notice of any SEC request for an amendment or supplement to the Proxy Statement or for additional information related thereto, or (C) receives SEC comments on the Proxy Statement, as the case may be, then such party, as the case may be, shall promptly inform the other parties thereof and shall cooperate with such other parties in Parent filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Parent stockholders.

(d) As promptly as practicable after the Closing Date, Parent shall file with the SEC, (and in any event, on or prior to the date that is 30th calendar day following the Closing Date) a registration statement on Form S-3 (or any successor form), if available, or if not available, a registration statement on Form S-1 (or any successor form) for use by Parent, with respect to the any Exchangeable Shares issued and issuable pursuant to the Exchange Rights Agreement to the extent necessary to register such shares for resale under the Securities Act.

Section 6.3 Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock. Parent covenants that at all times after the Closing Date, for as long as any Exchangeable Shares remain outstanding, Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Parent Common Stock or shares of Parent Common Stock held in treasury by Parent, for the purpose of allowing such Exchangeable Shares to exchange into Parent Common Stock pursuant to the Exchange Agreement, the full number of shares of Parent Common Stock then issuable upon the exchange of the Exchangeable Shares then outstanding. All shares of Parent Common Stock delivered upon exchange of the Exchangeable Shares shall be newly issued shares or shares held in treasury by Parent, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any Encumbrance.

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Section 6.4 Indemnification of Officers and Directors.

(a) From the Effective Time through the sixth (6th) anniversary of the Effective Time, each of Parent and the Company shall indemnify and hold harmless each person who is now, or has been at any time prior to the Effective Time, or who becomes prior to the Effective Time, a director or officer of Parent or the Company or any of their respective Subsidiaries, respectively (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Parent or of the Company, or any Subsidiary thereof, asserted or claimed prior to the Effective Time, in each case, to the fullest extent permitted under applicable Law. Except in the case of fraud and willful misconduct, each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Parent and the Company, jointly and severally, upon receipt by Parent or the Company from the D&O Indemnified Party of a request therefor; provided that any such person to whom expenses are advanced provides an undertaking to Parent, to the extent then required by the DGCL and BCABC, as applicable, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

(b) The provisions of the certificate of incorporation and bylaws of Parent with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Parent that are presently set forth in the certificate of incorporation and bylaws of Parent shall not be amended, modified or repealed for a period of six years from the Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to Effective Time, were officers or directors of Parent, unless such modification is required by applicable Law. The notice of articles and articles of incorporation of the Company shall contain, and Parent shall cause the notice of articles and articles of incorporation of the Company to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the certificate of incorporation and bylaws of Parent.

(c) From and after the Effective Time, (i) the Company shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Effective Time and (ii) Parent shall fulfill and honor in all respects the obligations of Parent to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Parent’s Organizational Documents and pursuant to any indemnification agreements between Parent and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Effective Time.

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(d) From and after the Effective Time, Parent shall continue to maintain directors’ and officers’ liability insurance policies, with an effective date as of the Closing Date, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Parent. From and after the Effective Time, Parent shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the persons referred to in this Section 6.4 in connection with their successful enforcement of the rights provided to such persons in this Section 6.4.

(e) The provisions of this Section 6.4 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

(f) In the event Parent or the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or Company or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Company, as the case may be, shall succeed to the obligations set forth in this Section 6.4. Parent shall cause the Company to perform all of the obligations of the Company under this Section 6.4.

Section 6.5 Additional Agreements. The Parties shall use reasonable best efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (c) shall use reasonable best efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use reasonable best efforts to satisfy the conditions precedent to the consummation of this Agreement.

Section 6.6 Listing. Parent shall use its reasonable best efforts to (a) maintain its existing listing on NASDAQ; (b) prepare and submit to NASDAQ a notification form for the listing of the shares of Parent Common Stock issued pursuant to an exchange of the Exchangeable Shares pursuant to the Exchange Rights Agreement; and (c) to the extent required by NASDAQ rules and regulations, file an initial listing application for the Parent Common Stock on NASDAQ (the “NASDAQ Listing Application”), which NASDAQ Application shall be prepared in cooperation with the Company, and to cause such NASDAQ Listing Application to be conditionally approved as soon as practicable after the Effective Time. The Parties will use reasonable best efforts to coordinate with respect to compliance with NASDAQ rules and regulations. Each Party will promptly inform the other Party of all verbal or written communications between NASDAQ and such Party or its representatives. The Company will cooperate with Parent as reasonably requested by Parent with respect to the NASDAQ Listing Application and promptly furnish to Parent all information concerning the Company and its stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 6.6.

Section 6.7 Tax Matters. For U.S. federal income Tax purposes, ExchangeCo is intended to be treated as a partnership and the transactions contemplated by this Agreement are intended to be governed by Section 721 of the Internal Revenue Code of 1986 (the “Code”), as amended.(the “Intended Tax Treatment”). The Parties shall treat and shall not take any tax reporting position (including during the course of any audit, litigation or other proceeding with respect to Taxes) inconsistent with the foregoing for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. The Parties shall (and shall cause their Affiliates to) will not take any action or cause any action to be taken, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the Contemplated Transactions from qualifying, for the Intended U.S. Tax Treatment.

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Section 6.8 Legends.

(a) Parent shall be entitled to place appropriate legends, including the legend noted in Section 6.14, on the book entries and/or certificates evidencing any shares of Parent Common Stock to be received pursuant to an exchange of Exchangeable Shares into Parent Common Stock prior to the approval of the Parent Stockholder Matters by equity holders of the Company who may be considered “affiliates” of Parent for purposes of Rules 144 and 145 under the Securities Act reflecting the restrictions set forth in Rules 144 and 145 and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock.

(b) Any holder (a “Holder”) of Parent Common Stock received and/or to be received pursuant to an exchange of Exchangeable Shares into Parent Common Stock prior to the approval of the Parent Stockholder Matters and upon exchange of the Exchangeable Shares into Parent Common Stock pursuant to the Exchange Right Agreement (each of the foregoing, “Parent Securities”) may request that Parent remove, and, to the extent such Holder delivers to Parent or its Transfer Agent its legended certificate representing such shares of Parent Securities (or a request for legend removal, in the case of Parent Securities issued in book-entry form) together with such other customary letters of representation as Parent may reasonably request, Parent agrees to cause the removal of, any legend from such Parent Securities: (i) if there is an effective registration statement covering the resale of such Parent Securities (the date of effectiveness thereof, the “Registration Statement Effective Date”), (ii) if such Parent Securities are sold or transferred pursuant to Rule 144, (iii) if such Parent Securities are eligible for sale under Rule 144(b)(1), (iv) if at any time on or after the Effective Time such Holder certifies that it is not an “affiliate” of Parent (as such term is used under Rule 144) and that such Holder’s holding period for purposes of Rule 144 is at least six (6) months, or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC), in each case of the foregoing, provided that any contractual lock-up period applicable to such Holder’s Parent Securities (if any) has expired (collectively, the “Unrestricted Conditions”). If a legend removal request is made pursuant to the foregoing, Parent will, no later than the Standard Settlement Period following the delivery by a Holder to Parent or Parent’s Transfer Agent of a legended certificate representing such Parent Securities (or a request for legend removal, in the case of Parent Securities issued in book-entry form) together with such other customary letters of representation as Parent may reasonably request (the “Unlegended Share Delivery Date”), deliver or cause to be delivered to such Holder a certificate representing such Parent Securities that is free from all restrictive legends, or an equivalent book-entry position, as requested by the Holder. If so requested by a Holder, Parent Securities free from all restrictive legends shall be transmitted by Parent’s Transfer Agent to a Holder by crediting the account of such Holder’s prime broker with the Depository Trust Company (“DTC”) through DTC’s Deposit/Withdrawal at Custodian system (“DWAC”), as directed by such Holder. If a Holder effects a transfer of the Parent Securities, Parent shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit the Parent Securities to the applicable balance accounts at DTC in such name and in such denominations as specified by such Holder to effect such transfer. Without limiting the obligations of Parent pursuant to the foregoing, (i) upon the occurrence of the Registration Statement Effective Date, Parent shall remove, and cause Transfer Agent to remove, all restrictive legends, including the legend set forth in Section 6.14 below (or, in the event that shares of Parent Common Stock issuable upon exchange of the Exchangeable Shares pursuant to the Exchange Right Agreement following the Registration Statement Effective Date, such shares shall be issued without restrictive legends), and (ii) if required by the Transfer Agent, Parent shall cause its counsel to issue a blanket legal opinion to its Transfer Agent promptly after the Registration Statement Effective Date, or at such other time as any of the Unrestricted Conditions has been met, to effect the removal of restrictive legends hereunder. If Parent shall fail to issue to any Holder (other than a failure caused by incorrect, incomplete or untimely information provided by the Holder to Parent or its Transfer Agent), by the applicable Unlegended Share Delivery Date, a certificate, or a book-entry statement, as applicable, representing such Parent Securities without restrictive legend or to issue such Parent Securities to such Holder without restrictive legend through DWAC to the applicable balance account at DTC, as applicable, and after the Unlegended Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) or such Holder or such Holder’s brokerage firm otherwise purchases the Parent Securities to deliver in satisfaction of a sale by such Holder of the Parent Securities which such Holder anticipated receiving without restrictive legend (a “Buy-In”), then Parent shall pay in cash to such Holder the amount by which (if any) (X) such Holder’s total purchase price (including brokerage commissions, if any) for the Parent Securities so purchased in the Buy-In exceeds (Y) the amount obtained by multiplying (I) the number of shares of the Parent Securities that Parent was required to deliver without restrictive legend to such Holder on the Unlegended Share Delivery Date multiplied by (II) the price at which the sell order giving rise to such purchase obligation was executed. Nothing herein shall limit any Holder’s right to pursue any other remedies available to it hereunder or otherwise at law or in equity, including a decree of specific performance and/or injunctive relief, with respect to Parent’s failure to timely deliver the Parent Securities without restrictive legend as required pursuant to the terms hereof. Each Holder hereby agrees that the removal of the restrictive legend pursuant to this Section 6.8(b) is predicated upon Parent’s reliance that such Holder will sell any such Parent Securities pursuant to either the registration requirements of the Securities Act, or an exemption therefrom. Any fees (with respect to Parent’s Transfer Agent, Parent counsel or otherwise) associated with the issuance of any required opinion or the removal of such restrictive legend shall be borne by Parent. Parent shall not be responsible for any fees incurred by the Holders in connection with the delivery of such Unlegended Parent Securities.

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Section 6.9 Directors and Officers.

(a) The Parties shall take all necessary action so that immediately after the Effective Time, (a) the Parent Board is comprised of six members: (i) four such members designated by Parent and (ii) two such members designated by the Company which are Karl Henry McPhie and Morgan Lekstrom, where Morgan Lekstrom shall also be Chairman of the Parent Board.

(b) The Parties hereby acknowledge and agree that: (i) Anthony Amato wishes to resign as Chief Executive Officer of the Parent, simultaneously with the Effective Time, and shall enter into a First Amendment to Executive Employment Agreement in substantially the form attached hereto as Exhibit F, and (ii) Karl Henry McPhie shall be elected CEO of Parent as replacement for Anthony Amato.

(c) The Parties shall take all necessary action so that immediately after approval of the Parent Stockholder Matters, (a) the Parent Board is comprised of four members as follows: (i) one such member designated by Parent and (ii) three members designated by the Company which shall include Karl Henry McPhie and Morgan Lekstrom, where Morgan Lekstrom shall also be Chairman of the Parent Board, and (b) Parent will amend and restate its certificate of incorporation and take all other actions necessary to cause its name to be changed to “Streamex Exchange Corporation.”

Section 6.10 Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the Effective Time. Furthermore, Parent agrees to use reasonable best efforts to enforce the performance of the obligations under the Voting Agreements.

Section 6.11 Closing Certificates.

(a) The Company will prepare and deliver to Parent prior to the Closing a certificate signed by the President of the Company in a form reasonably acceptable to Parent setting forth, as of immediately prior to the Effective Time: (i) each holder of Company Common Stock; (ii) such holder’s name and address; (iii) the number of Company Capital Stock held as of immediately prior to the Effective Time for each such holder; and (iv) the number of shares of Exchangeable Shares such holder shall receive (the “Allocation Certificate”).

(b) Parent will prepare and deliver to the Company prior to the Closing a certificate signed by the Chief Financial Officer of Parent in a form reasonably acceptable to the Company, setting forth, as of immediately prior to the Reference Date: (A) the number of Parent Common Stock outstanding and (B) (i) each record holder of Parent Common Stock, Parent Options and Parent Warrants, (ii) such record holder’s name and address (if available), and (iii) the number of shares of Parent Common Stock underlying each of the Parent Options and Parent Warrants as of the Effective Time for such holder (the “Parent Outstanding Shares Certificate”).

Section 6.12 Takeover Statutes. If any Takeover Statute is or may become applicable to the Contemplated Transactions, each of the Company, the Company Board, Parent and the Parent Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.

Section 6.13 Obligations of ExchangeCo and CallCo. Parent will take all action necessary to cause ExchangeCo and CallCo to perform its obligations under this Agreement and to consummate the Contemplated Transactions on the terms and conditions set forth in this Agreement.

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Section 6.14 Private Placement. Each of the Company and Parent shall take all reasonably necessary action on its part to ensure that the issuance of Parent Common Stock pursuant to an exchange of the Exchangeable Shares pursuant to the Exchange Rights Agreement constitutes a transaction exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and each Shareholder shall be an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act. Each certificate and/or book-entry statement representing an exchange of the Exchangeable Shares pursuant to the Exchange Rights Agreement shall, until such time that such shares are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

Section 6.15 Incentive Plan. As soon as administratively practicable following (i) the approval of the Parent Stockholder Matters by stockholders of Parent and (ii) the amendment of Parent’s certificate of incorporation to authorize sufficient Parent Common Stock, Parent shall adopt or cause to be adopted a new stock incentive plan, or amend any existing stock incentive plan (such plan, the “New Incentive Plan”), in form and substance reasonably satisfactory to Parent and Company, pursuant to which shares of Parent Common Stock, comprising an amount equal to ten percent (10%) of the fully-diluted, outstanding equity interests of Parent immediately following the Effective Time will be reserved for issuance by Parent pursuant to, and in accordance with, the terms and conditions of such stock incentive plan, to employees, directors, consultants and other service providers of Parent and its Subsidiaries.

Section 6.16 Public Announcements. No Party shall issue any press release or make any public statement relating to this Agreement or the Contemplated Transactions without the prior written consent of, in the case of Parent, the Company, and in the case of the Company, Parent; provided that: (a) such consent shall not be unreasonably withheld or delayed and (b) any Party may make any public disclosure if, on the advice of legal counsel, it is required to do so by applicable Law or pursuant to any listing agreement with any national securities exchange or stock market (in which case the Party required to make the disclosure shall consult with the other Party to the extent possible and allow reasonable time to comment thereon prior to issuance or release).

Section 6.17 Parent Financing. After the Closing, Parent shall use commercially reasonable efforts to conduct a fund raising in the form of a private placement, an at the market offering or any other form of private placement or public offering as the Parent Board may determine is in the best interests of the Parent with the intention of raising not less than $5 million.

Section 6.18 Company Stockholders’ Agreement. The Company and each of the Shareholders hereby: (i) waives application of Section 4.1 of the Company Stockholders’ Agreement and consents to all transfers of all Company Common Stock contemplated by this Agreement or carried out in connection with the transactions contemplated by this Agreement; and (ii) consents to the termination of the Company Stockholders’ Agreement in accordance with Section 6.1 thereof, such termination to be effective immediately prior to the Effective Time.

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Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The obligations of each Party to effect Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing Date, of each of the following conditions:

Section 7.1 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.

Article VIII

CONDITIONS TO PARENT’S OBLIGATIONS

The obligations of Parent, ExchangeCo and CallCo to effect the Contemplated Transactions and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:

Section 8.1 Documents. Parent shall have received the following documents, each of which shall be in full force and effect:

(a) the Allocation Certificate;

(b) duly completed and executed accredited investor questionnaires from each Shareholder; and

(c) all necessary consents, notices, waivers and approvals of parties, in a form reasonably acceptable to the Parent, in each case, to any Contract set forth on Schedule 6.2(c) attached hereto.

Section 8.2 Representations and Warranties. The representations and warranties set forth in Article II and Article IV shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

Article IX

CLOSING DELIVERIES OF PARENT

The obligations of the Company to consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

Section 9.1 Documents. The Company shall have received the following documents, each of which shall be in full force and effect:

(a) the Parent Outstanding Shares Certificate;

(b) a written resignation, in a form reasonably satisfactory to the Company, dated as of the Closing Date and effective as of the Closing, executed by Anthony Amato;

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(c) duly executed First Amendment to Executive Employment Agreement and Right to Place Letter Agreement, in substantially the form attached hereto as Exhibit G, executed by the Parent and Anthony Amato;

(d) certified copies of the resolutions duly adopted by the Parent Board and in full force and effect as of the Closing authorizing the appointment of the directors and officers set forth in Section 6.9;

(e) indemnification agreements as acceptable to the Parent, Karl Henry McPhie and Morgan Lekstrom;

(f) a filed stamped copy of the Certificate of Designation for the US Parent Trust Stock as filed the with the Delaware Secretary of State; and

(g) all necessary consents, notices, waivers and approvals of parties, in a form reasonably acceptable to the Company, in each case, to any Contract set forth on Schedule 7.1(e) attached hereto.

Section 9.2 Parent Voting Agreement. The Company shall have received the Voting Agreements from Parent duly executed by stockholders of the Parent holding of record a majority of the outstanding shares of stock of the Parent entitled to cast a vote to approve all of the Parent Stockholder Matters at the Parent Stockholders’ Meeting, each of which shall be in full force and effect.

Section 9.3 Exchange Rights Agreement. The Company shall have received the Exchange Rights Agreement, duly executed by the Parent, ExchangeCo, CallCo and the Trustee, each of which shall be in full force and effect.

Section 9.4 Support Agreement. The Company shall have received the Support Agreement, duly executed by the Parent, ExchangeCo and CallCo, each of which shall be in full force and effect.

Section 9.5 Representations and Warranties. The representations and warranties set forth in Article III shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

Article X

TERMINATION

Section 10.1 Termination. This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time before the Effective Time, as follows (with any termination by Parent also being an effective termination by ExchangeCo and CallCo):

(a) by mutual written consent of Parent, the Company and the Shareholders’ Representative on behalf of the Shareholders;

(b) by the Company, upon a material breach of any covenant or agreement set forth in Section 5.1 by Parent, but only if (i) such material breach is not reasonably capable of being cured or (ii) if such breach is reasonably capable of being cured, the Company has provided Parent with a written notice stating with particularity the purported material breach and such material breach shall not have been cured within three (3) Business Days of receipt by Parent of such notice;

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(c) by Parent, upon a material breach of any covenant or agreement set forth in Section 5.2 by the Company, but only if (i) such material breach is not reasonably capable of being cured or (ii) if such breach is reasonably capable of being cured, Parent has provided the Company with a written notice stating with particularity the purported material breach and such material breach shall not have been cured within three (3) Business Days of receipt by the Company of such notice; or

(d) by either the Company or Parent if a court of competent jurisdiction or other Governmental Body of competent jurisdiction shall have issued a final, non-appealable order, or injunction that, in each case, has the effect of making the consummation of the Contemplated Transactions illegal.

Section 10.2 Effect of Termination. In the event of the valid termination of this Agreement as provided in Section 10.1, written notice thereof shall forthwith be given to the other Party or Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of Parent, Merger Subs or the Company, except that the Confidentiality Agreement, this Section 10.2 and Section 11.3 through Section 11.14 shall survive such termination; provided that nothing herein shall relieve any Party from liability for fraud or material breach of this Agreement prior to such termination.

Article XI

MISCELLANEOUS PROVISIONS

Section 11.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent, ExchangeCo, CallCo and the Shareholders contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Section 8 shall survive the Effective Time.

Section 11.2 Amendment. This Agreement may be amended with the approval of the respective boards of directors (or managers as applicable) of the ExchangeCo, CallCo and Parent and the Shareholder Representative at any time; provided, however, that after any such approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the ExchangeCo, CallCo, Parent and the Company, as the Shareholders’ Representative.

Section 11.3 Waiver.

(a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b) No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

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Section 11.4 Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other schedules, exhibits, certificates, instruments and agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 11.5 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 11.5; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 11.8 of this Agreement; and (f) irrevocably and unconditionally waives the right to trial by jury.

Section 11.6 Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties, the prevailing Party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of-pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

Section 11.7 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.

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Section 11.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Pacific Time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

(i) if to Parent or ExchangeCo:

BioSig Technologies, Inc.

12424 Wilshire Blvd. Suite 745

Los Angeles, CA 90025

Attention: Anthony Amato

Email Address: aamato@biosigtech.com

with a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st Floor

New York, NY 10036

Attention: Gregory Sichenzia

Email Address: gsichenzia@srfc.law

(ii) if to the Company:

Streamex Exchange Corporation

15th Floor, 1111 West Hastings Street,

Vancouver, BC, V6E2J3

Attention: K. Henry McPhie and Morgan Lekstrom

Email Address: henry@streamex.com; morgan@streamex.com

with a copy (which shall not constitute notice) to:

Haynes and Boone LLP

30 Rockefeller Plaza

26th Floor

New York, NY 10112

Attention: Rick A. Werner; Simin Sun; Alla Digilova

Email Address: rick.werner@haynesboone.com; simin.sun@haynesboone.com; alla.digilova@haynesboone.com

Section 11.9 Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

Section 11.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

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Section 11.11 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 11.12 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 6.4) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 11.13 Construction.

(a) References to “cash,” “dollars” or “$” are to U.S. dollars.

(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c) The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(d) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f) Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.

(g) The bold-faced headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

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(h) The inclusion of any information in the Company Disclosure Schedule, Shareholder Disclosure Schedule or Parent Disclosure Schedule shall not be deemed an admission or acknowledgment to any third party, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Schedule, Shareholder Disclosure Schedule or Parent Disclosure Schedule, as applicable, that such information is required to be listed in the Company Disclosure Schedule, Shareholder Disclosure Schedule or Parent Disclosure Schedule, as applicable, that such items are material to the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be, or that such items have resulted in a Company Material Adverse Effect or a Parent Material Adverse Effect. The Parties agree that each of the Company Disclosure Schedule, Shareholder Disclosure Schedule or Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule, Shareholder Disclosure Schedule or Parent Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(i) Each of “delivered” or “made available” means, with respect to any documentation, that (i) prior to 11:59 p.m. (Eastern Time) on the date that is two (2) Business Days prior to the date of this Agreement (A) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (B) such material is disclosed in the Parent SEC Documents filed with the SEC prior to the Effective Time and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system or (ii) delivered by or on behalf of a Party or its Representatives via electronic mail or in hard copy form prior to the execution of this Agreement.

(j) Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in Vancouver, British Columbia, Canada are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

Section 11.14 Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Contemplated Transactions will be paid by the Party incurring such expenses.

Section 11.15 Stockholders’ Representative.

(a) By execution hereof, each Stockholder irrevocably constitutes and appoints the Company as the their representative (the “Shareholders’ Representative”) hereunder to act as agent and attorney-in-fact for and on such Shareholder’s behalf regarding any matter under this Agreement or otherwise relating to the Contemplated Transactions, including: (i) delivering and receiving notices, including service of process, with respect to any matter under this Agreement; (ii) executing and delivering any and all documents and taking any and all such actions as shall be required or permitted of Shareholders’ Representative pursuant to this Agreement; (iii) providing notice of, demanding, pursuing or enforcing, in its discretion, any claim against any Party or a breach of this Agreement; (iv) taking, in its discretion, any and all actions, and delivering and receiving any and all notices hereunder, in respect of or in connection with any claim for losses; (v) executing and delivering, on behalf of Shareholder, any contract, agreement, amendment or other document or certificate, including any settlement agreement or release of claims, to effectuate any of the foregoing or as may otherwise be specifically permitted by this Agreement, any such contract, agreement, amendment or other document or certificate to have the effect of binding the Shareholder as if each Shareholder, as applicable, had personally entered into such agreement; (vi) taking all such other actions as Shareholders’ Representative shall deem necessary or appropriate, in its discretion, for the accomplishment of the foregoing, including any waivers as set forth in Section 11.3; and (vii) engaging such attorneys, accountants, consultants and other Persons as Shareholders’ Representative, in its discretion, deems necessary or appropriate to accomplish any action required or permitted of it hereunder.

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(b) Shareholders’ Representative will not be liable for any act taken or omitted to be taken as Shareholders’ Representative, while acting in good faith, and any act taken or omitted to be taken pursuant to the advice of counsel will be conclusive evidence of such good faith. Shareholders’ Representative shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to Shareholders’ Representative by any Shareholder, Buyer or any third party or any other evidence deemed by Shareholders’ Representative to be reliable, and Shareholders’ Representative shall be entitled to act on the advice of its selected counsel. Shareholders’ Representative shall be fully justified in failing or refusing to take any action under this Agreement or any related document or agreement if Shareholders’ Representative shall have received such advice or concurrence as it deems appropriate with respect to such inaction, or if Shareholders’ Representative shall not have been expressly indemnified to its satisfaction against any and all liability and expense that Shareholders’ Representative may incur by reason of taking or continuing to take any such action.

(c) The Parties are entitled to deal exclusively with Shareholders’ Representative on all matters relating to this Agreement and the Related Agreements. A decision, act, consent or instruction of Shareholders’ Representative constitutes a decision of the Shareholder. Such decision, act, consent or instruction is final, binding and conclusive upon the Shareholders and all other Party’s may rely upon any decision, act, consent or instruction of Shareholders’ Representative. The appointment and power of attorney made in this Section 11.15 shall to the fullest extent permitted by applicable Laws be deemed an agency coupled with an interest and all authority conferred hereby shall to the fullest extent permitted by Laws be irrevocable and not be subject to termination by operation of applicable Laws, whether by the death or incapacity or liquidation or dissolution of any Shareholder or the occurrence of any other event or events. Any action taken by Shareholders’ Representative on behalf of the Shareholders pursuant to this Agreement shall be as valid as if any such death, incapacity, liquidation, dissolution or other event had not occurred, regardless of whether or not any Shareholder, Shareholders’ Representative, or any related Person any Party shall have received notice of any such death, incapacity, liquidation, dissolution or other event. Notices or communications to or from Shareholders’ Representative will constitute notice to or from the Shareholders.

(Remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

BIOSIG TECHNOLOGIES, INC.

By:	/s/ Anthony Amato
Name:	Anthony Amato
Title:	Chief Executive Officer

STREAMEX EXCHANGE CORPORATION

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

By:	/s/ Morgan Lekstrom
Name:	Morgan Lekstrom
Title:	Executive Chairman

1540875 B.C. Ltd.

By:	/s/ Anthony Amato
Name:	Anthony Amato
Title:	Chief Executive Officer

BST SUB ULC

By:	/s/ Anthony Amato
Name:	Anthony Amato
Title:	Chief Executive Officer

1540873 B.C. Ltd.

By:	/s/ Morgan Lekstrom
Name:	Morgan Lekstrom
Title:	Director

[STREAMEX SHAREHOLDER]

By:
Name:
Title:

Signature Page

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A)

“2019 Incentive Plan” means that 2019 Long-Term Incentive Plan of Parent, as disclosed in Parent SEC Documents.

“2023 Incentive Plan” means that 2023 Long-Term Incentive Plan of Parent, as disclosed in Parent SEC Documents.

“Acquiring Company” or “Acquiring Companies” mean Parent and its direct and indirect Subsidiaries.

“Acquisition Inquiry” means, with respect to a Party, an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by the Company, on the one hand, or Parent, on the other hand, to the other Party) that could reasonably be expected to lead to an Acquisition Proposal.

“Acquisition Proposal” means, with respect to a Party, any offer or proposal, whether written or oral (other than an offer or proposal made or submitted by or on behalf of the Company or any of its Affiliates, on the one hand, or by or on behalf of Parent or any of its Affiliates, on the other hand, to the other Party) contemplating or otherwise relating to any Acquisition Transaction with such Party.

“Acquisition Transaction” means any transaction or series of related transactions involving (other than the Parent Financing):

(a)	any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other transaction: (i) in which a Party is a constituent Entity, (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 10% of the outstanding securities of any class of voting securities of a Party or any of its Subsidiaries or (iii) in which a Party or any of its Subsidiaries issues securities representing more than 10% of the outstanding securities of any class of voting securities of such Party or any of its Subsidiaries; or

(b)	any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 10% or more of the consolidated book value or the fair market value of the assets of a Party and its Subsidiaries, taken as a whole.

“Affiliate” mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means the Share Purchase Agreement to which this Exhibit A is attached, as it may be amended from time to time.

“Allocation Certificate” has the meaning set forth in Section 6.11(a).

Exhibit A

“Antitrust Laws” has the meaning set forth in Section 2.3(d).

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in Vancouver, British Columbia, Canada, are authorized or obligated by Law to be closed.

“Buy-In” has the meaning set forth in Section 6.8(b).

“CallCo” has the meaning set forth in the Preamble.

“CallCo Board” means the board of directors of CallCo.

“Certifications” has the meaning set forth in Section 3.5(a).

“Charter Amendment Proposal” has the meaning set forth in Section 6.1(a)(iv).

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“COBRA” means the health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 and the regulations thereunder or any state Law governing health care coverage extension or continuation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Balance Sheet” has the meaning set forth in Section 2.5(a).

“Company Board” has the meaning set forth in Section 2.3(b).

“Company Capital Stock” has the meaning set forth in Section 2.2(a).

“Company Common Stock” means the common shares, without par value, in the capital of the Company.

“Company Contract” has the meaning set forth in Section 2.11(b).

“Company Data” means all data and information Processed by or for the Company or any of its Subsidiaries.

“Company Data Partners” has the meaning set forth in Section 2.8(d).

“Company Disclosure Schedule” has the meaning set forth in Article II.

“Company Documents” has the meaning set forth in Section 2.3(a).

“Company Financials” has the meaning set forth in Section 2.5(a).

“Company Lookback Date” has the meaning set forth in Section 2.5(d).

Exhibit A

“Company Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company and its Subsidiaries operate, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; provided, that this clause (e) shall not apply to any representation or warranty (or condition to the consummation of the Contemplated Transactions relating to such representation or warranty) to the extent the representation and warranty expressly addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions, or (f) resulting from the taking of any action required to be taken by this Agreement; except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company, taken as a whole, relative to other similarly situated companies in the industries in which the Company operates.

“Company Permits” has the meaning set forth in Section 2.8(b).

“Company Personal Information” has the meaning set forth in Section 2.8(c).

“Company Privacy Policy” has the meaning set forth in Section 2.8(c).

“Company Security Incident” has the meaning set forth in Section 2.8(d).

“Company Stockholders’ Agreement” means the shareholders’ agreement dated November 26, 2024 among the Company and the Shareholders.

“Company Unaudited Interim Balance Sheet” means the unaudited balance sheet of the Company as of March 31, 2025 provided to Parent prior to the date of this Agreement.

“Confidentiality Agreement” means that that certain Non-Disclosure Agreement, dated as of May 5, 2025, between the Parties.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the purchase of the Purchased Shares for the Exchangeable Shares, Parent Voting Agreements, Exchange Rights Agreement, Support Agreement and the other transactions and actions contemplated by this Agreement to be consummated at or prior to the Closing (but not, for the avoidance of doubt, the actions proposed to be taken as the Parent Stockholders’ Meeting following the Closing pursuant to Section 6.1).

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

Exhibit A

“Copyrights” means all copyrights and copyrightable works (including without limitation databases and other compilations of information, mask works and semiconductor chip rights), including all rights of authorship, use, publication, reproduction, distribution, performance, transformation, moral rights and rights of ownership of copyrightable works and all registrations and rights to register and obtain renewals, modifications, and extensions of registrations, together with all other interests accruing by reason of international copyright.

“D&O Indemnified Parties” has the meaning set forth in Section 6.4(a).

“Data Processing Policy” means each policy, statement, representation, or notice of the Company, Parent or their respective Subsidiaries relating to the Processing of Company Data or Parent Data (as applicable), privacy, data protection, or security.

“DGCL” means the General Corporation Law of the State of Delaware.

“Drug/Device Law” means all applicable legal requirements administered or issued by the FDA or any similar Governmental Body, including the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 201 et seq.) (the “FDCA”) the Public Health Service Act (42 U.S.C. §§ 262-263) (the “PHSA”), the regulations promulgated thereunder and related guidance documents, and all other legal requirements regarding developing, testing, manufacturing, labeling, storage, transportation, importing, exporting, marketing, distributing or promoting any pharmaceutical drug, biological, medical device, or combination thereof, including current good manufacturing practices, current good laboratory practices, and current good clinical practices.

“Drug/Device Regulatory Agency” has the meaning set forth in Section 3.9(b).

“DTC” has the meaning set forth in Section 6.8(b).

“DWAC” has the meaning set forth in Section 6.8(b).

“Effect” means any effect, change, event, circumstance, or development.

“Employee Benefit Plan” means (a) an “employee benefit plan” within the meaning of Section 3(3) of ERISA whether or not subject to ERISA; (b) other plan, program, policy or arrangement providing for stock options, stock purchases, equity-based compensation, bonuses (including any annual bonuses and retention bonuses) or other incentives, severance pay, deferred compensation, employment, compensation, change in control or transaction bonuses, supplemental, vacation, retirement benefits (including post-retirement health and welfare benefits), pension benefits, profit-sharing benefits, fringe benefits, life insurance benefits, perquisites, health benefits, medical benefits, dental benefits, vision benefits, and all other employee benefit plans, agreements, and arrangements, not described in (a) above; and (c) all other plans, programs, policies or arrangements providing compensation to employees, consultants and non-employee directors.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

Exhibit A

“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.

“Environmental Law” means any federal, state, local or foreign Law relating to pollution or protection of human health (as it relates to exposure to Hazardous Materials) or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any Entity, any other Person that would be treated as a single employer with such Entity or part of the same “controlled group” as such Entity under Sections 414(b),(c),(m) or (o) of the Code.

“Exchange Act” has the meaning set forth in Section 2.3(d).

“ExchangeCo” has the meaning set forth in the Preamble.

“ExchangeCo Board” means the board of directors of ExchangeCo.

“Exchangeable Shares” has the meaning set forth in Section 1.3.

“Exchangeable Shares Proposal” shall mean a proposal to remove the restrictions set forth in Section 13.9 of the Exchange Rights Agreement and Section 2.19 of the Exchangeable Share Provisions (as defined in the Exchange Rights Agreement).

“Excluded Contracts” means (i) any non-exclusive Contract concerning “off-the-shelf” or similar computer software that is available on commercially reasonable terms, (ii) standard non-disclosure, confidentiality and material transfer Contracts granting non-exclusive rights to Company Owned IP Rights or Parent Owned IP Rights (as applicable) and entered into in the ordinary course of business, (iii) Contracts that have expired on their own terms or were terminated and for which there are no material outstanding obligations, and (iv) purchase orders and associated terms and conditions for which the underlying goods or services have been delivered or received.

“FDA” has the meaning set forth in Section 3.9(b).

“FDCA” has the meaning set forth above in the definition of Drug/Device Law.

“Federal Health Care Program” means any federal health care program as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, state Medicaid programs, TRICARE and any similar or successor programs or plans, or any other federal, state or local Governmental Body program that provides health benefits through insurance, or otherwise, which is funded in whole or in part, directly or indirectly, by any Governmental Body.

“Effective Time” has the meaning set forth in Section 1.2.

Exhibit A

“GAAP” means generally accepted accounting principles effective in the United States or Canada, as applicable.

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, approval, exemption, order, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority); or (d) self-regulatory organization (including NASDAQ).

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or byproducts.

“Healthcare Laws” means any and all Laws as now or hereafter in effect in any way relating to healthcare regulatory matters or the provision of healthcare items or services, including but not limited to, Laws relating to fraud and abuse, patient inducements, referrals of patients or prescription of items or services, anti-kickback, self-referral, fee-splitting, commercial bribery, and false claims Laws, including but not limited to the False Claims Act (31 U.S.C. §§ 3729 et seq.), the Stark Law (42 U.S.C. § 13955nn), the Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Federal Healthcare Fraud Law (18 U.S.C. § 1347), the Travel Act (18 U.S.C. § 1952), and the healthcare fraud criminal provisions under HIPAA; transparency, reporting and disclosure requirements, including but not limited to the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h); Laws related to the collection, use, analysis, retention, storage, protection, transfer, disclosure and/or disposal of health information, including but not limited to HIPAA; corporate practice of medicine Laws; Laws governing clinical research and studies; Laws governing the provision of healthcare services to enrollees of third-party payors (including Federal Healthcare Programs); Laws related to the submission of bills, claims or similar requests for payment, coding, coverage, reimbursement, and billing and collections; Medicare (Title XVIII of the Social Security Act); Medicaid (Title XIX of the Social Security Act); any analogous foreign, federal, state or local Laws, as each has been or may be amended; and the regulations and guidance promulgated pursuant thereto.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.) and its implementing regulations.

“Holder” has the meaning set forth in Section 6.8(b).

Exhibit A

“Indebtedness” means (i) all obligations for borrowed money and advancement of funds; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, contracts or arrangements (whether or not convertible), (iii) all obligations for the deferred purchase price of property or services (including any potential future earn-out, purchase price adjustment, releases of “holdbacks” or similar payments, but excluding any such obligations to the extent there is cash being held by a third party in escrow exclusively for purposes of satisfying such obligations) (“Deferred Purchase Price”); (iv) all obligations arising out of any financial hedging, swap or similar arrangements;(v) all obligations as lessee that would be required to be capitalized in accordance with GAAP, whether or not recorded; (vi) all obligations in connection with any letter of credit, banker’s acceptance, guarantee, surety, performance or appeal bond, or similar credit transaction; (vii) interest payable with respect to Indebtedness referred to in clause (i) through (vi), and (viii) the aggregate amount of all prepayment premiums, penalties, breakage costs, “make whole amounts,” costs, expenses and other payment obligations of such Person that would arise (whether or not then due and payable) if all such items under clauses (i) through (vii) were prepaid, extinguished, unwound and settled in full as of such specified date. For purposes of determining the Deferred Purchase Price obligations as of a specified date, such obligations shall be deemed to be the maximum amount of Deferred Purchase Price owing as of such specified date (whether or not then due and payable) or potentially owing at a future date.

“Intellectual Property Rights” means and includes all intellectual property or other proprietary rights under the laws of any jurisdiction in the world, including, without limitation: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, software, databases, and mask works; (b) trademarks, service marks, trade dress, logos, trade names and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) rights associated with trade secrets, know how, inventions, invention disclosures, methods, processes, protocols, specifications, techniques and other forms of technology; (d) patents and industrial property rights; (e) other similar proprietary rights in intellectual property of every kind and nature; (f) rights of privacy and publicity; and (g) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, provisionals, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (f) above (whether or not in tangible form and including all tangible embodiments of any of the foregoing, such as samples, studies and summaries), along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for past, present or future infringement of any of the foregoing.

“Intended Tax Treatment” has the meaning set forth in Section 6.7.

“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment responsibilities. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

“Law” means any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of NASDAQ or the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, notice of alleged violation, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Liability” has the meaning set forth in Section 2.5(d).

“New Incentive Plan” has the meaning set forth in Section 6.15.

Exhibit A

“NASDAQ” means the Nasdaq Capital Market.

“NASDAQ Listing Application” has the meaning set forth in Section 6.6.

“NI 45-102” means National Instrument 45-102 – Resale of Securities.

“Ordinary Course of Business” means, in the case of each of the Company and Parent, such actions taken in the ordinary course of its normal operations and consistent with its past practices.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all notice of articles, articles, bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Parent” has the meaning set forth in the Preamble.

“Parent 409A Plan” has the meaning set forth in Section 3.12(f).

“Parent Balance Sheet” means the unaudited balance sheet of Parent as of March 31, 2025 (the “Parent Balance Sheet Date”) provided to the Company prior to the date of this Agreement.

“Parent Board” means the board of directors of Parent.

“Parent Common Stock” means the Common Stock, $0.001 par value per share, of Parent.

“Parent Contract” has the meaning set forth in Section 3.16(b).

“Parent Data” means all data and information Processed by or for Parent or any of its Subsidiaries.

“Parent Data Partners” has the meaning set forth in Section 3.9(l).

“Parent Disclosure Schedule” has the meaning set forth in Article III.

“Parent Documents” has the meaning set forth in Section 3.3(a).

“Parent Environmental Permits” has the meaning set forth in Section 3.14(c).

“Parent Employee Plans” has the meaning set forth in Section 3.12(a).

“Parent Financials” has the meaning set forth in Section 3.5(f).

“Parent Insurance Policies” has the meaning set forth in Section 3.17(a).

“Parent Lookback Date” has the meaning set forth in Section 3.5(a).

Exhibit A

“Parent Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Parent operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) the taking of any action required to be taken by this Agreement, (e) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (f) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (g) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; provided, that this clause (e) shall not apply to any representation or warranty (or condition to the consummation of the Contemplated Transactions relating to such representation or warranty) to the extent the representation and warranty expressly addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions; or (h) resulting from the taking of any action or the failure to take any action, by Parent that is required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates.

“Parent Option” has the meaning set forth in Section 3.2(b).

“Parent Outstanding Shares Certificate” has the meaning set forth in Section 6.11(b).

“Parent Owned IP Rights” has the meaning set forth in Section 3.8.

“Parent Permits” has the meaning set forth in Section 3.9(b).

“Parent Personal Information” has the meaning set forth in Section 3.9(k).

“Parent Preferred Stock” has the meaning set forth in Section 3.2(a).

“Parent Privacy Policy” has the meaning set forth in Section 3.9(k).

“Parent Product Candidates” has the meaning set forth in Section 3.9(d).

“Parent Regulatory Permits” has the meaning set forth in Section 3.9(d).

“Parent SEC Documents” has the meaning set forth in Section 3.5(a).

“Parent Securities” has the meaning set forth in Section 6.8(b).

“Parent Security Incident” has the meaning set forth in Section 3.9(l).

“Parent Stock Plans” means collectively the 2019 Incentive Plan and the 2023 Incentive Plan, each as may be amended from time to time.

“Parent Stockholder Matters” has the meaning set forth in Section 6.1(a)(iv).

“Parent Stockholders’ Meeting” has the meaning set forth in Section 6.1(a)(iv).

“Parent Warrant” has the meaning set forth in Section 3.2(b).

Exhibit A

“Party” or “Parties” means the Company, ExchangeCo, CallCo, Parent and the Company as the Shareholder’s Representative on behalf of the Shareholders.

“Permitted Encumbrance” means: (a) any Encumbrance for current Taxes not yet due and payable or for Taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet or the Parent Balance Sheet, as applicable, in accordance with GAAP; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or any of its Subsidiaries or Parent, as applicable; (c) liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property Rights granted by the Company or any of its Subsidiaries or Parent, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies the payment for which is not delinquent.

“Person” means any individual, Entity or Governmental Body.

“PHSA” has the meaning set forth above in the definition of Drug/Device Law.

“Principle Trading Market” means the trading market on which Parent Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be NASDAQ.

“Process” means, with respect to any data, information, or information technology system, any operation or set of operations performed thereon, whether or not by automated means, including access, adaptation, alignment, alteration, collection, combination, compilation, consultation, creation, derivation, destruction, disclosure, disposal, dissemination, erasure, interception, maintenance, making available, organization, recording, restriction, retention, retrieval, storage, structuring, transmission, and use, and security measures with respect thereto.

“Proxy Statement” has the meaning set forth in Section 6.2(a).

“Purchased Shares” has the meaning set forth in the Recitals.

“Reference Date” means May 21, 2025.

“Registration Statement Effective Date” has the meaning set forth in Section 6.8(b).

“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Required Parent Stockholder Vote” means the affirmative vote of (A) a majority of the shares present in person or represented by proxy at the Parent Stockholders’ Meeting and entitled to vote on the proposal to approve the proposals described in Section 6.1(a)(i) and Section 6.1(a)(iii) and (B) a majority of the votes cast is the only vote of the holders of any class or series of Parent’s capital stock necessary to approve the proposal in Section 4.1(a)(iii).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

Exhibit A

“SEC” has the meaning set forth in Section 2.3(d).

“SEC Website” has the meaning set forth in Section 3.5(a).

“Securities Act” has the meaning set forth in Section 3.5(a).

“Shareholder” has the meaning set forth in the Preamble.

“Shareholder Disclosure Schedule” has the meaning set forth in Article IV.

“Shareholder Documents” has the meaning set forth in Section 4.2(b).

“Shareholders’ Representative” has the meaning set forth in Section 11.15.

“Subsidiary” An entity shall be deemed to be a ‘subsidiary’ of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Standard Settlement Period” means the standard settlement period for the Principle Trading Market, expressed in a number of trading days, as in effect on the applicable date, which as of the date of this Agreement is “T+2.”

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any (i) federal, state, local, foreign or other tax, including any income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof in the nature of a tax, however denominated (whether imposed directly or through withholding and whether or not disputed), and including any fine, penalty, addition to tax, or interest or additional amount imposed by a Governmental Body with respect thereto (or attributable to the nonpayment thereof) and (ii) any liability for payment of amounts described in clause (i), whether as a result of transferee or successor liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, pursuant to a Contract, through operation of Law or otherwise.

“Tax Return” means any return (including any information return), report, statement, declaration, claim for refund, estimate, schedule, notice, notification, form, election, certificate or other document, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body (or provided to a payee) in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of, or compliance with, any Law relating to any Tax.

“Transfer Agent” means Securities Transfer Corporation, the current transfer agent of the Parent, or any successor transfer agent for the Parent.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“Trust” has the meaning set forth in the Preamble.

“Trustee” has the meaning set forth in the Preamble.

“Unlegended Share Delivery Date” has the meaning set forth in Section 6.8(b).

“Unrestricted Conditions” has the meaning set forth in Section 6.8(b).

“Voting Agreements” has the meaning set forth in the Recitals.

Exhibit A

EXHIBIT B

FORM OF VOTING AGREEMENT

Exhibit B

EXHIBIT C

FORM OF EXCHANGE RIGHTS AGREEMENT

Exhibit C

EXHIBIT D

FORM OF SUPPORT AGREEMENT

Exhibit D

EXHIBIT E

CERTIFICATE OF DESIGNATION

Exhibit E

EXHIBIT F

FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

Exhibit F

EXHIBIT G

RIGHT TO PLACE AGREEMENT

Exhibit G

Annex B

THIRD AMENDMENT TO THE

BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN

This THIRD AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of [ ], 2025, is made and entered into by BioSig Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board may amend the Plan at any time and from time to time; and

WHEREAS, the Board desires to amend the Plan, to increase the number of shares of Common Stock that may be delivered pursuant to awards under the Plan by an additional fourteen million seven hundred thirty-five thousand shares (10,359,211).

NOW, THEREFORE, in accordance with Article 9 of the Plan the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 14,735,806 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

BIOSIG TECHNOLOGIES, INC.

By:
Name:
Title:

Annex C

BIOSIG TECHNOLOGIES, INC.
2023 LONG-TERM INCENTIVE PLAN

The BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of BioSig Technologies, Inc., a Delaware corporation (the “Company”), effective as of February 7, 2023 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, Performance Goals, and Tandem Awards whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a)  Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the Common Stock of the Company that, together with the Common Stock held by such Person, constitutes more than 50% of the total voting power of the Common Stock of the Company, except that any change in the ownership of the Common Stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(b)  Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)  Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.7, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of Common Stock, or similar business transaction with the Company. Notwithstanding the foregoing provisions of this Section 2.7, (i) a Change in Control shall not be deemed to occur solely as a result of a transaction, the sole purpose of which is to change the jurisdiction of the Company’s incorporation; (ii) a Change in Control shall not be deemed to occur solely as a result the issuance of shares of Common Stock in exchange for equity of one or more of the Company’s Subsidiaries or if the sole purpose of the transaction is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction; and (iii) if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10  “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11  “Common Stock” means the Company’s common stock, $0.001 par value per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means BioSig Technologies, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is defined in Section 8.3(b) hereof.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22 “Immediate Family Members” is defined in Section 15.8 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 “Plan” means this BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, as amended from time to time.

2.34 “Prior Plans” means the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan and the BioSig Technologies, Inc. 2012 Equity Incentive Plan.

2.35 “Prior Plan Awards” means any Common Stock subject to options, restricted stock, restricted stock units or stock appreciation rights that are outstanding under the Prior Plans as of the Effective Date and that expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such options, restricted stock, restricted stock units, or stock appreciation rights, that are forfeited, or that are repurchased by the Company.

2.36 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.42 “Spread” is defined in Section 12.4(b) hereof.

2.43 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.45 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.46 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself or herself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 5,265,945 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the Option Price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates, if any are issued pursuant to this Section 6.4, for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (A) the Company shall be obligated to, or (B) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its Option Price or SAR Price, (b) canceling a Stock Option or SAR at a time when its Option Price or SAR Price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10.
TERM

The Plan shall be effective as of the Effective Date, and, unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or Stock Appreciation Right to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or Stock Appreciation Right is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Option or Stock Appreciation Right shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Award that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Westport, CT. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Westport, CT.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 7, 2023, by its Chief Executive Officer pursuant to prior action taken by the Board.

BIOSIG TECHNOLOGIES, INC.

By:	/s/ Kenneth L. Londoner
Name:	Kenneth L. Londoner
Title:	Chief Executive Officer

Annex D

NINTH CERTIFICATE OF AMENDMENT

NINTH CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

BIOSIG TECHNOLOGIES, INC.

BioSig, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

1. The name of the Corporation is BioSig, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 21, 2011. The original Certificate of Incorporation was amended and restated and filed with the Secretary of State of the State of Delaware effective February 6, 2013 (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation was further amended by Certificates of Amendment of Restated Certificate of Incorporation of BioSig Technologies, Inc., filed with the Secretary of the State of Delaware on February 6, 2013, March 12, 2013, October 18, 2013, March 27, 2014, August 14, 2014, November 18, 2016, September 10, 2018 and January 31, 2024.

2. The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting in its entirety the first sentence of Section A of Article IV thereof and replacing therewith with the following sentence:

“The aggregate number of shares of capital stock that the Corporation will have authority to issue is five hundred and one million (501,000,000), of which five hundred million (500,000,000) will be shares of common stock, $0.001 par value per share (the “Common Stock”), and one million (1,000,000) of which will be shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).”

3. The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Ninth Certificate of Amendment to be advisable, (ii) adopting and approving this Ninth Certificate of Amendment, (iii) directing that this Ninth Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at a special meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Ninth Certificate of Amendment be approved.

4. This Ninth Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at a special meeting of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

5. This Ninth Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

6. This Ninth Certificate of Amendment shall be effective upon its filing with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, BioSig, Inc. has caused this Ninth Certificate of Amendment to be signed by a duly authorized officer of the Corporation on _______________, 2025.

BIOSIG TECHNOLOGIES, INC.

Henry McPhie
Chief Executive Officer

[Signature Page to Ninth Certificate of Amendment of the Amended and Restated Certificate of Incorporation of BioSig, Inc.]

Annex E

TENTH CERTIFICATE OF AMENDMENT

TENTH CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

BIOSIG TECHNOLOGIES, INC.

BioSig Technologies, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

1. The name of the Corporation is BioSig Technologies, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 21, 2011. The original Certificate of Incorporation was amended and restated and filed with the Secretary of State of the State of Delaware effective February 6, 2013 (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation was further amended by Certificates of Amendment of Restated Certificate of Incorporation of BioSig Technologies, Inc., filed with the Secretary of the State of Delaware on February 6, 2013, March 12, 2013, October 18, 2013, March 27, 2014, August 14, 2014, November 18, 2016, September 10, 2018, January 31, 2024 and [ ], 2025.

2. The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting in its entirety ARTICLE V thereof and replacing therewith with the following:

“ARTICLE V

CORPORATE MATTERS

The affairs of the Corporation shall be managed by a Board of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Board of Directors is authorized to assign members already in office to Class I, Class II or Class III at the time such classification becomes effective (the “Effective Time”). The directors in Class I shall be elected for a term expiring at the first annual meeting of stockholders after the Effective Time, the directors in Class II shall be elected for a term expiring at the second annual meeting of stockholders after the Effective Time, and the directors in Class III shall be elected for a term expiring at the third annual meeting of stockholders after the Effective Time. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.”

3. The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Tenth Certificate of Amendment to be advisable, (ii) adopting and approving this Tenth Certificate of Amendment, (iii) directing that this Tenth Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at a special meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Tenth Certificate of Amendment be approved.

4. This Tenth Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at a special meeting of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

5. This Tenth Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

6. This Tenth Certificate of Amendment shall be effective upon its filing with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, BioSig Technologies, Inc. has caused this Tenth Certificate of Amendment to be signed by a duly authorized officer of the Corporation on _______________, 2025.

BIOSIG TECHNOLOGIES, INC.

Henry McPhie
Chief Executive Officer

[Signature Page to Tenth Certificate of Amendment of the Amended and Restated Certificate of Incorporation of BioSig Technolgies, Inc.]

Annex F

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

FOR PURPOSES OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (the “Code”), this Debenture is issued with original issue discount. The Holder (as defined below) may contact [INSERT NAME OF APPROPRIATE REPRESENTATIVE OF THE COMPANY] AT [PHONE NUMBER], who will, not later than ten days after the date hereof, promptly make available to the Holder, upon request, the following information: (1) the issue price and issue date of this Debenture, (2) the amount of Original Issue Discount of this Debenture, and (3) the Yield to Maturity of this Debenture.

BIOSIG TECHNOLOGIES, INC.

Form of Secured Convertible Debenture

Principal Amount: $[●]

Debenture Issuance Date: [●], 2025

Debenture Number: BSGM-[●]

FOR VALUE RECEIVED, BioSig Technologies, Inc., an entity organized under the laws of the state of Delaware (the “Company”), hereby promises to pay to the order of YA II PN, Ltd., a Cayman Islands exempt limited company, or its registered assigns (the “Holder”) the amount set out above as the principal amount (as reduced or increased pursuant to the terms hereof pursuant to conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Debenture Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date or acceleration, conversion or otherwise (in each case in accordance with the terms hereof). This Secured Convertible Debenture (including all debentures issued in exchange, transfer or replacement hereof, this “Debenture”) was originally issued pursuant to the Secured Convertible Debenture Purchase Agreement, dated as of July 7, 2025, as it may be amended from time to time (the “Purchase Agreement”) between the Collateral Agent, the Company and the Holder. Certain capitalized terms used herein are defined in Section (15). All Obligations owed by the Company to the Holder under this Debenture and each other Transaction Document are guaranteed by the Guarantors pursuant to the Guaranty and secured by Liens on certain assets of the Company and the Guarantors pursuant to the Security Documents.

(1) GENERAL TERMS

(a) Maturity Date. On the Maturity Date, the Company shall pay to the Holder an amount representing all outstanding Principal in cash, accrued and unpaid Interest in the form determined by the Company pursuant to Section 1(b), and any other amounts outstanding pursuant to the terms of this Debenture. The “Maturity Date” shall be [●], 20271. Other than as specifically permitted by this Debenture, the Company may not prepay or redeem any portion of the outstanding Principal and accrued and unpaid Interest.

(b) Interest Rate and Payment of Interest. Interest shall accrue on the outstanding Principal balance hereof at an annual rate equal to 4.00% (“Interest Rate”), which Interest Rate shall increase to an annual rate of 18.00% upon the occurrence of an Event of Default (for so long as such event remains uncured). Interest shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest shall accrue during the term of this Debenture and shall be due and payable on the Maturity Date, acceleration or conversion of the outstanding Principal. For the avoidance of doubt, Interest shall be payable, at the election of the Company, either (i) in cash or (ii) in kind by issuance of Conversion Shares upon conversion of this Debenture in accordance with the terms set forth herein.

(c) Optional Prepayment. The Company, at its option, shall have the right, but not the obligation, to pay (“Optional Prepayment”), prior to the Maturity Date, a portion of or all amounts outstanding under this Debenture; provided that (i) the Company must provide the Holder with at least ten (10) Trading Days’ prior written notice (each, a “Prepayment Notice”) of its desire to exercise an Optional Prepayment, and (ii) on the date the Prepayment Notice is issued, the VWAP is less than the Fixed Price (as defined herein). Each Prepayment Notice shall be irrevocable and shall specify the outstanding balance of the Debenture to be prepaid and the Prepayment Amount. The “Prepayment Amount” shall be equal to the outstanding Principal balance being prepaid by the Company, plus the Prepayment Premium (as defined below), plus all accrued and unpaid Interest. After receipt of the Prepayment Notice, the Holder shall have ten (10) Trading Days to elect to convert all or any portion of this Debenture. On the eleventh (11th) Trading Day after the Prepayment Notice, the Company shall deliver to the Holder the Prepayment Amount with respect to the Principal amount redeemed after giving effect to conversions or other payments effected during the ten (10) Trading Day period.

(d) Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

1 NTD: 24 months from the issuance of the First Secured Convertible Debenture

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(2) RESERVED.

(3) EVENTS OF DEFAULT.

(a) An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) The Company’s or any Guarantor’s failure to pay to the Holder any amount of Principal after such payment is due, or any Interest, Prepayment Premium, or other amounts when and as due under this Debenture or any other Transaction Document and such failure continues for a period of five (5) Business Days;

(ii) (A) The Company or any Significant Subsidiary of the Company shall commence, or there shall be commenced against the Company or any Significant Subsidiary of the Company, any proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Significant Subsidiary of the Company commences, or there shall be commenced against the Company or any Significant Subsidiary of the Company, any other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law of any jurisdiction whether now or hereafter in effect, which remains undismissed for a period of sixty one (61) days; (B) the Company or any Significant Subsidiary of the Company is adjudicated insolvent or bankrupt; (C) any order of relief or other order approving any such case or proceeding is entered; (D) the Company or any Significant Subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; (E) the Company or any Significant Subsidiary of the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; (F) the Company or any Significant Subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (G) the Company or any Significant Subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; (H) the Company or any Significant Subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (I) any corporate or other action is taken by the Company or any Significant Subsidiary of the Company for the purpose of effecting any of the foregoing;

(iii) The Company or any Significant Subsidiary of the Company shall default in any of its obligations under any note, debenture, or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Significant Subsidiary of the Company in an amount exceeding $1,000,000, whether such indebtedness now exists or shall hereafter be created and such default shall (A) result in such indebtedness becoming or being declared due and payable or (B) not be cured in accordance with the agreements governing such indebtedness within the time prescribed by such agreements, or if no time is prescribed within such agreements for the cure of such default, within ten (10) Trading Days;

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(iv) a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $1,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(v) The Common Shares shall cease to be quoted or listed for trading, as applicable, on any Principal Market for a period of ten (10) consecutive Trading Days;

(vi) The Company or any Subsidiary of the Company shall be a party to any Change of Control Transaction (as defined in Section (15));

(vii) The Company’s (A) failure to deliver the required number of Common Shares to the Holder within one (1) Trading Day after the applicable Share Delivery Date or (B) written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Debenture into Common Shares that is tendered in accordance with the provisions of the Debenture, other than pursuant to Section (4)(c);

(viii) The Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five (5) Business Days after such payment is due;

(ix) The Company’s (A) failure to timely file with the Commission any Periodic Report on or before the due date of such filing as established by the Commission, it being understood, for the avoidance of doubt, that such due date includes any permitted filing deadline extension under Rule 12b-25 under the Exchange Act, if such failure is not cured within five (5) Business Days, or (B) loss of Form S-3 eligibility;

(x) Any representation or warranty made or deemed to be made by or on behalf of the Company or any Guarantor in or in connection with any Transaction Document, or any waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Transaction Document, shall be untrue in any material respect when made or deemed made;

(xi) (A) Any provision of any Transaction Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, ceases to be in full force and effect; (B) the Company or any other Person contests in writing the validity or enforceability of any provision of any Transaction Document; or (C) the Company or any Guarantor denies in writing that it has any or further liability or obligation under any Transaction Document, or purports in writing to revoke, terminate (other than in line with the relevant termination provisions) or rescind any Transaction Document;

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(xii) The Company uses the proceeds of the issuance of this Debenture, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulations T, U and X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof), or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose;

(xiii) Any breach of any term of any other debenture, note, or instrument held by the Holder in the Company or any agreement between or among the Company and the Holder;

(xiv) A Registration Default occurs;

(xv) Any provision of any Security Document shall at any time for any reason (other than pursuant to the express terms thereof or (other than action or inaction on the part of the Holder, the Collateral Agent or any of their respective agents)) cease to be valid and binding on or enforceable against the Company, any Guarantor or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto or any other Person, or a proceeding shall be commenced by the Company, any Guarantor or any Subsidiary or any Governmental Entity having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company, any Guarantor or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Security Document;

(xvi) Any Security Document shall for any reason fail or cease to create a valid and perfected and first priority Lien in favor of the Collateral Agent for the benefit of the holders of the Debentures or any of the other Secured Parties (as defined in the Purchase Agreement);

(xvii) The Company or any Guarantor shall fail to observe or perform any material covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any provision of this Debenture (except as may be covered by Section (3)(a)(i) through (3)(a)(xvi) or by Section 3(a)(xviii) through 3(a)(xxi) hereof) or any other Transaction Document which is not cured or remedied within the time prescribed or if no time is prescribed within ten (10) Business Days;

(xviii) The Company shall have filed a registration statement on a Form S-3 or a Form S-1 or the Resale Registration Statement (as defined herein) to register for resale under the Securities Act the Common Shares issued to shareholders of Streamex Exchange Corporation pursuant to that certain Share Purchase Agreement by and between the Company, Streamex Exchange Corporation, BST Sub ULC, 1540875 B.C. Ltd., and 1540873 B.C. Ltd., dated May 23, 2025, prior to one hundred and eighty (180) days following the date of the special meeting of stockholders whereby the Company obtained the Debenture Stockholder Approval, the Exchange Stockholder Approval and the SEPA Stockholder Approval (as such terms are defined in the Purchase Agreement), except as permitted by Section 4(s) of the Purchase Agreement;

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(xix) Any Control Agreement (as defined in the Purchase Agreement or in any Guaranty) ceases to be in full force and effect without the express prior written consent of Collateral Agent;

(xx) The Company files any registration statements on Form S-3, Form S-1, or otherwise prior to the Resale Registration Statement being declared effective by the Commission, except as permitted by Section 4(s) of the Purchase Agreement; or

(xxi) The occurrence of an “Event of Default” as defined in any Transaction Document.

(b) During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred (other than an event with respect to the Company or Significant Subsidiary of the Company described in Section (3)(a)(ii)), the full unpaid Principal amount of this Debenture, together with accrued and unpaid interest and other amounts owing in respect thereof and other Obligations accrued hereunder and under the other Transaction Documents, to the date of acceleration, shall become at the Holder’s election given by notice pursuant to Section (8), immediately due and payable in cash; provided that, in the case of any event with respect to the Company described in Section (3)(a)(ii), the full unpaid Principal amount of this Debenture, together with accrued and unpaid interest and other amounts owing in respect thereof and other Obligations accrued hereunder and under the other Transaction Documents, to the date of acceleration, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. Furthermore, in addition to any other remedies, the Holder shall have the right (but not the obligation) to convert, at the Conversion Price, on one or more occasions all or part of the Conversion Amount in accordance with Section (4) and subject to the limitations in Section (4)(c) at any time after (x) an Event of Default or (y) the Maturity Date, provided that this Debenture remains outstanding, at the Conversion Price. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, (other than required notice of conversion) and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder in writing at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(4) CONVERSION OF DEBENTURE. This Debenture shall be convertible into Common Shares, on the terms and conditions set forth in this Section (4).

(a) Conversion Rights.

(i) Optional Conversion Right of Holder. Subject to the limitations of Section (4)(c), at any time or times on or after the Issuance Date (each such date, the “Optional Conversion Date”), the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable Common Shares in accordance with Section (4)(b) (the “Optional Conversion”), at the Conversion Price (as defined below). The number of Common Shares issuable upon conversion of any Conversion Amount pursuant to this Section (4)(a)(i) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price.

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(ii) Mandatory Conversion Right of Company. Subject to limitations of Section 4(c), if at any time following the date that is six (6) months after the issuance of this Debenture, the daily VWAP for any twenty (20) Trading Days during a thirty (30) consecutive Trading Day period (the “Measurement Period”) exceeds one-hundred and thirty percent (130%) of the Conversion Price (the “Mandatory Conversion Trigger”), then, the Company shall be entitled to convert all of the outstanding and unpaid Conversion Amount into fully paid and nonassessable Common Shares in accordance with the applicable provisions of Section 4(b) (the “Mandatory Conversion”). The number of Common Shares issuable upon conversion of any Conversion Amount pursuant to this Section (4)(a)(ii) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price.

(iii) “Conversion Amount” means (i) with respect to the Optional Conversion, the portion of the Principal and accrued Interest to be converted, redeemed or otherwise with respect to which this determination is being made, or (ii) with respect to the Mandatory Conversion, the entire Principal and accrued Interest.

(iv) “Conversion Price” means, the lower of (i) $[●]2 per Common Share (the “Fixed Price”), subject to a one-time, downward only reset equal to one hundred twenty-five percent (125%) of the average of the daily VWAP for the Common Shares during the five (5) consecutive Trading Days ending on and including the thirtieth (30th) Trading Day following the date of effectiveness of the registration statement registering for resale the Conversion Shares (the “Resale Registration Statement”); and (ii) 97.0% of the lowest daily VWAP for the Common Shares during the three (3) Trading Days immediately preceding the applicable Conversion Date or other date of determination (the “Market Price”), subject to the Floor Price. The Fixed Price shall be adjusted from time to time pursuant to the other terms and conditions of this Debenture.

(b) Mechanics of Conversion.

(i) Conversion.

2 NTD: To equal 125% of the VWAP of the Common Stock on the day prior to the first closing of the Secured Convertible Debenture.

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(1) In case of an Optional Conversion, to convert any Conversion Amount into Common Shares on the applicable Optional Conversion Date, the Holder shall (A) transmit by email (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Optional Conversion Notice”) to the Company and (B) if required by Section (4)(b)(iii), surrender this Debenture to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking reasonably satisfactory to the Company with respect to this Debenture in the case of its loss, theft or destruction). In case of the Mandatory Conversion, the Company shall by email (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, the first (1st) Trading Day following the date on which the Mandatory Conversion Trigger occurred ( the “Mandatory Conversion Date”), a copy of an executed notice of conversion in the form attached hereto as Exhibit II (the “Mandatory Conversion Notice”) to the Holder, and the Holder shall by email, for receipt on or prior to 11:59 p.m., New York time, the first (1st) Trading Day following the Mandatory Conversion Date, a confirmation of receipt of the Mandatory Conversion Notice in the form attached hereto as Exhibit II to the Company (the “Mandatory Conversion Confirmation”). On or before the first (1st) Trading Day following the date of receipt of an Optional Conversion Notice or the Mandatory Conversion Confirmation (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such Common Shares issuable pursuant to such Conversion Notice) (the “Share Delivery Date”), the Company shall (X) if legends are not required to be placed on certificates or the book-entry position of the Common Shares and provided that the Company’s transfer agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, instruct such transfer agent to credit such aggregate number of Common Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, or if restrictive legends are required to be placed on certificates or book-entry positions of the Common Shares, issue and deliver to the address as specified by the Holder, a certificate or book-entry position, registered in the name of the Holder or its designee, for the number of Common Shares to which the Holder shall be entitled. If this Debenture is physically surrendered for conversion and the outstanding Principal of this Debenture is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Debenture and at its own expense, issue and deliver to the Holder a new Debenture representing the outstanding Principal not converted. The Person or Persons entitled to receive the Common Shares issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder or holders of such Common Shares upon the transmission of a Conversion Notice.

(2) Notwithstanding the foregoing Section (4)(b)(i)(1), but subject to Section (4)(c)(iii)(2), prior to the Holder submitting any Conversion Notice at a Conversion Price equal to the Market Price (each such conversion, a “Market Price Conversion”), the Holder shall submit a notice in the form attached hereto as Exhibit III to the Company (a “Market Price Conversion Notice”) no earlier than twenty (20) Business Days and no less than five (5) Business Days prior to the first calendar day of any Calendar Month during which the Holder intends to submit Market Price Conversions. Upon receipt of a Market Price Conversion Notice, the Company shall permit the Holder to submit Market Price Conversions during such Calendar Month in accordance with the maximum aggregate amount of such Market Price Conversions set forth therein and in accordance with Section (4)(c)(iii)(1). For the avoidance of doubt and without implication that the opposite would otherwise be true, the Holder shall not be required to convert any portion of this Debenture at any time, including, but not limited to, following its submission of a Market Price Conversion Notice. Any and all conversions of this Debenture shall be at the sole discretion of the Holder.

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(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Date to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of Common Shares to which the Holder is entitled upon such Holder’s conversion of any Conversion Amount (a “Conversion Failure”), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the Holder of Common Shares issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the Common Shares so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares multiplied by (B) the Closing Price on the Conversion Date.

(iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Debenture to the Company unless (A) the full Conversion Amount represented by this Debenture is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Debenture upon physical surrender of this Debenture. The Holder and the Company shall maintain records showing the Principal and Interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Debenture upon any partial conversion.

(iv) Fractional Shares, Taxes. The Company shall not issue any fraction of a Common Shares upon any conversion. All calculations under this Section (4) shall be rounded to the nearest $0.0001. If the issuance would result in the issuance of a fraction of a Common Shares, the Company shall round such fraction of a Common Shares up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Shares upon conversion of any Conversion Amount.

(c) Limitations on Conversions.

(i) Beneficial Ownership. The Holder shall not have the right to convert any portion of this Debenture to the extent that after giving effect to such conversion, the Holder, together with any Affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the number of Common Shares outstanding immediately after giving effect to such conversion. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section (4)(c)(i) will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section (4)(c)(i) applies, the determination of which portion of the Principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. The provisions of this Section (4)(c)(i) may be waived by a holder (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company. Other holders shall be unaffected by any such waiver.

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(ii) Principal Market Limitation. Notwithstanding anything in this Debenture to the contrary, the Company shall not issue any Common Shares pursuant to the terms of this Debenture if the issuance of such Common Shares would exceed the Exchange Cap (as such term is defined in the Purchase Agreement), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Shares in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder.

(d) Other Provisions.

(i) All calculations under this Section (4) shall be rounded to the nearest $0.0001 or whole share.

(ii) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Shares such number of Common Shares not less than the maximum number of Common Shares issuable upon conversion of this Debenture (assuming for purposes hereof that (x) this Debenture is convertible at the Floor Price as of the date of determination and (y) any such conversion shall not take into account any limitations on the conversion of the Debenture set forth herein or therein (the “Required Reserve Amount”)), provided that at no time shall the number of Common Shares reserved pursuant to this Section (4)(d)(ii) be reduced other than proportionally with respect to all Common Shares in connection with any conversion (other than pursuant to the conversion of this Debenture in accordance with its terms) and/or cancellation of this Debenture, or a reverse stock split undertaken by the Company. If at any time the number of Common Shares reserved pursuant to this Section (4)(d)(ii) becomes less than the Required Reserve Amount, the Company will promptly take all corporate action necessary to promptly propose at a meeting of its shareholders an increase of its authorized share capital necessary to meet the Company’s obligations pursuant to this Debenture, and the Company’s Board of Directors will recommend that the Company’s shareholders vote in favor of such increase. The Company covenants that, upon issuance in accordance with conversion of this Debenture in accordance with its terms, the Common Shares, when issued, will be validly issued, fully paid and nonassessable.

(iii) Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section (3) herein for the Company’s failure to deliver Common Shares upon conversion in the manner and within the time period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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(iv) Legal Opinions. The Company is obligated to cause its legal counsel to deliver legal opinions to the Company’s transfer agent in connection with any legend removal upon the expiration of any holding period or other requirement for which the Underlying Shares may bear legends restricting the transfer thereof (i) following any sale of such Underlying Shares pursuant to Rule 144, (ii) if such Underlying Shares are eligible for sale and about to be sold under Rule 144, (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); provided, however, that such Holder has delivered such reasonably requested representations to such transfer agent, the Company and the Company’s legal counsel in connection with the request for such opinion, or (iv) if such legal opinion is requested by the Company’s transfer agent in order to deliver such shares free from restrictive legend. To the extent such opinions are not provided (either timely or at all), then the Company agrees to reimburse the Holder for all reasonable costs incurred by the Holder in connection with any legal opinions paid for by the Holder in connection with sale or transfer of Underlying Shares. The Holder shall notify the Company of any such costs and expenses it incurs that are referred to in this Section 4(d)(iv) from time to time and all amounts owed hereunder shall be paid by the Company with reasonable promptness.

(v) The Company hereby expressly acknowledges and agrees that (i) the Purchase Agreement and all Transaction Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (ii) it has no set off, counterclaim, defense or other claim or dispute with respect to any Transaction Document, (iii) notwithstanding anything to the contrary in any Transaction Document, the term “Obligations” as used and defined in any Security Document shall include all Obligations under this Debenture and the other Transaction Documents, and (iv) all Obligations under this Debenture are duly secured by the Security Documents.

(5) Adjustments to Conversion Price.

(a) Adjustment of Fixed Price and Floor Price in Certain Circumstances. If the Company, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on its Common Shares or any other equity or equity equivalent securities payable in Common Shares, (b) subdivide outstanding Common Shares into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or (d) issue by reclassification of shares of the Common Shares any shares of capital stock of the Company, then each of the Fixed Price and the Floor Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of Common Shares outstanding after such event. Any adjustment made pursuant to this Section (5)(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(b) Adjustment of Fixed Price upon Issuance of Common Shares. If the Company, at any time while this Debenture is outstanding, issues or sells any Common Shares or Convertible Securities (other than shares issued or sold by the Company in connection with any Excluded Securities), for a consideration per share (plus any related underwriting spread or placement agent fee paid to an underwriter or placement agent in connection with such issuance or sale) (the “New Issuance Price”) less than a price equal to the Fixed Price in effect immediately prior to such issue or sale (such price the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Fixed Price then in effect shall be reduced to an amount equal to the New Issuance Price. For the purposes hereof, if the Company in any manner issues or sells any Convertible Securities (other than shares issued or sold by the Company in connection with any Excluded Securities) and the lowest price per share for which one Common Share is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price (without giving effect to any “make-whole” shares issuable in connection with a fundamental change, change of control, delisting or liquidation or dissolution or a redemption (in each case, however so defined)), then such Common Shares shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. No further adjustment of the Fixed Price shall be made upon the actual issuance of such Common Shares upon conversion or exchange or exercise of such Convertible Securities.

(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section (5)(a) or (b) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, or issuing Convertible Securities with a variable conversion formula that is more favorable than this Debenture), then the Company’s Board of Directors will make an appropriate adjustment in the Fixed Price so as to protect the rights of the Holder under this Debenture; provided that no such adjustment will increase the Fixed Price as otherwise determined pursuant to this Section (5). If the Company issues any Convertible Securities with a variable conversion formula that is more favorable than this Debenture, then at the option of the Holder, the Market Price formula shall be changed to match that of the new Convertible Securities (it being understood that a customary “make-whole” provision for conversions in connection with certain change of control transactions, delisting events or the approval of a liquidation or dissolution or redemptions does not constitute a variable conversion formula).

(d) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of Common Shares are entitled to receive securities or other assets with respect to or in exchange for Common Shares (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a conversion of this Debenture, at the Holder’s option, (i) in addition to the Common Shares receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such Common Shares had such Common Shares been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Debenture) or (ii) in lieu of the Common Shares otherwise receivable upon such conversion, such securities or other assets received by the holders of Common Shares in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Debenture initially been issued with conversion rights for the form of such consideration (as opposed to Common Shares) at a conversion rate for such consideration commensurate with the Conversion Price. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section (5)(d) shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of this Debenture.

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(e) Whenever the Fixed Price, Market Price formula or Floor Price is adjusted pursuant to this Section (5), the Company shall promptly provide the Holder with a written notice setting forth the Fixed Price, Market Price formula or Floor Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(f) In case of any (1) merger or consolidation of the Company or any Subsidiary of the Company with or into another Person, or (2) sale by the Company or any Subsidiary of the Company of more than one-half of the assets of the Company or such Subsidiary in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under any other provision of this Section (5), if applicable, (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Shares following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Shares into which such aggregate Principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible debenture with a Principal amount equal to the aggregate Principal amount of this Debenture then held by such Holder, plus all accrued and unpaid Interest and other amounts owing thereon, which such newly issued convertible debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debenture was issued. In the case of clause (C), the conversion price applicable for the newly issued convertible debentures shall be based upon the amount of securities, cash and property that each Common Shares would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section (5)(f) upon any conversion following such event. This provision shall similarly apply to successive such events.

(6) INDEMNIFICATION. With respect to the Company’s obligations under this Debenture and the other Transaction Documents:

(a) To the fullest extent permitted by law, the Company shall, and hereby does, indemnify, hold harmless and defend the Holder, its investment manager and their respective directors, officers, partners, employees, agents, representatives, and successors and assigns of, and each Person, if any, who controls Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any filing made in any public filing (including, without limitation, any Periodic Reports) made by the Company with the Commission, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Persons and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

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(b) Promptly after receipt by an Indemnified Person under this Section (6) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section (6), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section (6), except solely to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

(c) The indemnification required by this Section (6) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

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(d) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(7) REISSUANCE OF THIS DEBENTURE.

(a) Transfer. If this Debenture is to be transferred, the Holder shall surrender this Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Debenture (in accordance with Section (7)(d)), registered in the name of the registered transferee or assignee, representing the outstanding Principal being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal is being transferred, a new Debenture (in accordance with Section (7)(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of Section (4)(b)(iii) following conversion of any portion of this Debenture, the outstanding Principal represented by this Debenture may be less than the Principal stated on the face of this Debenture.

(b) Lost, Stolen or Mutilated Debenture. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Debenture, the Company shall execute and deliver to the Holder a new Debenture (in accordance with Section (7)(d)) representing the outstanding Principal.

(c) Debenture Exchangeable for Different Denominations. This Debenture is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Debenture or Debentures (in accordance with Section (7)(d)) representing in the aggregate the outstanding Principal of this Debenture, and each such new Debenture will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Debentures. Whenever the Company is required to issue a new Debenture pursuant to the terms of this Debenture, such new Debenture (i) shall be of like tenor with this Debenture, (ii) shall represent, as indicated on the face of such new Debenture, the Principal remaining outstanding (or in the case of a new Debenture being issued pursuant to Section (7)(a) or Section (7)(c), the Principal designated by the Holder which, when added to the Principal represented by the other new Debentures issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Debenture immediately prior to such issuance of new Debentures), (iii) shall have an issuance date, as indicated on the face of such new Debenture, which is the same as the Issuance Date of this Debenture, (iv) shall have the same rights and conditions as this Debenture, and (v) shall represent accrued and unpaid Interest from the Issuance Date.

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(8) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be as set forth in the Purchase Agreement. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) in this Section (8), respectively.

(9) NO IMPAIRMENT. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the Principal of, Interest and other charges (if any) on, this Debenture at the time, place, and rate, and in the currency, herein prescribed. This Debenture is a direct obligation of the Company. As long as this Debenture is outstanding, the Company shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire Common Shares or other equity securities; (iii) enter into any agreement with respect to any of the foregoing; or (iv) enter into any agreement, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability of the Company to perform its obligations under the this Debenture, including, without limitation, the obligation of the Company to make cash payments hereunder.

(10) This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into Common Shares in accordance with the terms hereof.

(11) CHOICE OF LAW; VENUE; WAIVER OF JURY TRIAL

(a) Governing Law. This Debenture and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

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(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Debenture or any matter relating to this Debenture, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Holder arising out of or based upon this Debenture or any matter relating to this Debenture, or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Debenture, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

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(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS DEBENTURE OR ANY MATTER RELATING TO THIS DEBENTURE, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

(12) If the Company fails to strictly comply with the terms of this Debenture, then the Company shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

(13) Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

(14) If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any Interest or other amount deemed Interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or Interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(15) CERTAIN DEFINITIONS. For purposes of this Debenture, the following terms shall have the following meanings:

(a) “Applicable Price” shall have the meaning set forth in Section (5)(b).

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(b) “Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person and shall include any Person that directly or indirectly owns 10% or more of any class of capital stock of the Person specified.

(c) “Bloomberg” means Bloomberg Financial Markets (or if not available, a similar service provider of national recognized standing).

(d) “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

(e) “Buy-In” shall have the meaning set forth in Section (4)(b)(ii).

(f) “Buy-In Price” shall have the meaning set forth in Section (4)(b)(ii).

(g) “Calendar Month” means one of the twelve months of the year.

(h) “Change of Control Transaction” means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (except that the acquisition of voting securities by the Holder shall not constitute a Change of Control Transaction for purposes hereof), (b) any transaction or event (whether by means of (A) a share exchange or tender offer applicable to the Common Shares, (B) a liquidation, consolidation, recapitalization, reclassification, combination or merger of the Company or (C) a sale, lease or other transfer of all or substantially all of the consolidated assets of the Company) or a series of related transactions or related events pursuant to which all or a portion of the outstanding Common Shares of the Company are exchanged for, converted into or constitute solely the right to receive cash, securities or other property, and after giving effect to such transaction or event, the Persons who held such Common Shares immediately prior to such transaction or event cease to hold a majority of the voting power of the acquirer or successor immediately following such transaction or event, (c) a consolidation or merger in which the Company is not the surviving entity and, after giving effect to such consolidation or merger, the Persons who held such Common Shares immediately prior to such consolidation or merger cease to hold a majority of the voting power of the acquirer or successor immediately following such consolidation or merger, (d) a sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties and/or other assets of the Company and its Subsidiaries on a consolidated basis, to another person or entity, or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in subclauses (a) through (d), unless, in connection with the occurrence of any of the events, transactions or other actions described in the foregoing subclauses (a) through (e), all amounts due under this Note are paid in full or the Holder consents to such Change of Control Transaction. Notwithstanding the foregoing, a Change of Control Transaction shall not include the Merger (as defined in the Purchase Agreement) or any transactions effected in connection therewith.

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(i) “Claims” shall have the meaning set forth in Section (6)(a).

(j) “Closing Price” means the price per share in the last reported trade of the Common Shares on a Principal Market or on the exchange which the Common Shares is then listed as quoted by Bloomberg.

(k) “Collateral Agent” shall have the meaning given such term in the Purchase Agreement.

(l) “Commission” means the Securities and Exchange Commission.

(m) “Common Shares” means the common stock, par value $0.001, of the Company and stock of any other class into which such shares may hereafter be changed or reclassified.

(n) “Company” shall have the meaning set forth in the preamble of this Debenture.

(o) “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

(p) “Control Agreement” has the meaning given such term in the Purchase Agreement.

(q) “Conversion Date” means, (i) with respect to the Optional Conversion, the Optional Conversion Date, or, (ii) with respect to a Mandatory Conversion, the Mandatory Conversion Date.

(r) “Conversion Failure” shall have the meaning set forth in Section (4)(b)(ii).

(s) “Conversion Notice” means, (i) with respect to the Optional Conversion, the Optional Conversion Notice, or, (ii) with respect to a Mandatory Conversion, the Mandatory Conversion Notice.

(t) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Shares.

(u) “Corporate Event” shall have the meaning set forth in Section (5)(d).

(v) “Debenture” shall have the meaning set forth in the preamble of this Debenture.

(w) “DTC” shall have the meaning set forth in Section (4)(b)(i).

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(x) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(y) “Exchange Cap” shall have the meaning set forth in the Purchase Agreement.

(z) “Floor Price” means, with respect to the Market Price, shall mean $______3 per Common Share.

(aa) “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person and the Company is the non-surviving company (other than a merger or consolidation with a wholly owned Subsidiary of the Company for the purpose of redomiciling the Company), (2) the Company effects any sale of all or substantially all of its or its Subsidiaries’ assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their shares for other securities, cash or property, (4) the Company or any of its Subsidiaries effects a “spin-off,” “spin-out” or “split-off” transaction of all or a portion of its or their assets or (5) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property.

(bb) “Governing Jurisdiction” shall have the meaning set forth in Section (11)(a).

(cc) “Governmental Entity” shall have the meaning set forth the Purchase Agreement.

(dd) “Guarantors” means each of the Persons from time to time party to a Guaranty as a guarantor of any or all of the Obligations.

(ee) “Guaranty” individually or collectively, as the context requires, that certain Guaranty and Security Agreement (which, for the avoidance of doubt, is governed by the laws of the State of New York, except as otherwise expressly provided therein), dated on or about the Issuance Date, by and among the Collateral Agent, the Company, and certain of the Company’s Subsidiaries, that certain Canadian Guarantee and Security Agreement, dated on or about the Issuance Date, by and among the Collateral Agent, the Company, and certain of the Company’s Subsidiaries, and any and all other guarantees or guarantee and security agreements executed by the Company and/or any of the Company’s Subsidiaries and Collateral Agent, in each case together with any and all joinders thereto, supplements to the schedules thereof, and agreements, documents, and instruments delivered to Collateral Agent pursuant thereto, as each is amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time in accordance with its terms.

3 20% of NOCP on date of signing purchase agreement

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(ff) “Holder” shall have the meaning set forth in the preamble of this Debenture.

(gg) “Indemnified Damages” shall have the meaning set forth in Section (6)(a).

(hh) “Indemnified Person” shall have the meaning set forth in Section (6)(a).

(ii) “Issuance Date” shall have the meaning set forth in the preamble of this Debenture.

(jj) “Interest Rate” shall have the meaning set forth in Section (1)(b).

(kk) “Lien” shall have the meaning set forth in the Purchase Agreement.

(ll) “Material Adverse Effect” has the meaning given such term in the Purchase Agreement.

(mm) “Maturity Date” shall have the meaning set forth in Section (1)(a).

(nn) “Obligations” means all of the Company’s and each Guarantor’s now existing and hereafter created or arising obligations, indebtedness and liabilities of any kind (whether primary or secondary, conditional or unconditional, contingent or noncontingent, joint or several) owed to the Holder, whether existing, created, incurred or arising in the Company’s or such Guarantor’s capacity as a borrower, guarantor, indemnitor, customer, purchaser, lessee, licensee, applicant, counterparty, debtor or other obligor, including (a) any loan amount, principal, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fee, charge, indemnification obligation, reimbursement obligation, royalty, premium, cost, expense, price, rent or other amount owed by the Company or such Guarantor to the Holder at any time, including future advances, protective advances and other financial accommodations, (b) any obligations, indebtedness or liabilities of the Company and the Guarantors to the Holder under any Transaction Document at any time, and (c) any of the foregoing that may have been, or that may be, acquired by the Holder from any third party, the Company or any Guarantor at any time.

(oo) “Options” means any rights, warrants or options to subscribe for or purchase Common Shares or Convertible Securities.

(pp) “Perfection Certificate” has the meaning given such term in the Purchase Agreement.

(qq) “Periodic Reports” shall mean all of the Company’s reports required to be filed by the Company with the Commission under applicable laws and regulations (including, without limitation, Regulation S-K), including annual reports (on Form 10-K), quarterly reports (on Form 10-Q), and current reports (on Form 8-K), for so long as any amounts are outstanding under this Debenture; provided that all such Periodic Reports shall include, when filed, all information, financial statements, audit reports (when applicable) and other information required to be included in such Periodic Reports in compliance with all applicable laws and regulations.

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(rr) “Person” means a corporation, a limited liability company, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(ss) “Prepayment Premium” means ten percent (10%) of the Principal amount being paid.

(tt) “Principal” shall have the meaning set forth in the preamble of this Debenture.

(uu) “Principal Market” means the Nasdaq Capital Market; provided however, that in the event the Company’s Common Shares are ever listed or traded on any of the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, or the Nasdaq Global Select Market, or such successor thereto, the “Principal Market” shall mean that market on which the Common Shares are then listed or traded

(vv) “Purchase Agreement” shall have the meaning set forth in the preamble of this Debenture.

(ww) “Registration Deadline” means [●], 2025.4

(xx) “Registration Default” means any of the following: (i) a Resale Registration Statement is not filed and declared effective on or prior to the Registration Deadline, (ii) on any day after the Registration Deadline (subject to Allowable Grace Periods (as defined in the Registration Rights Agreement), sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) required to be included on such Resale Registration Statement (after giving effect to any reduction for Cut Back Securities (as defined in the Registration Rights Agreement) cannot be made pursuant to such Resale Registration Statement (including, without limitation, because of a failure to keep such Resale Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Resale Registration Statement, or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), which Maintenance Failure is not cured within 10 Trading Days, or (iii) if after the date that is six months from the date hereof, the Company does not have available adequate current public information as set forth in Rule 144(c) of the Securities Act; provided, however, that the foregoing in clauses (i), (ii) or (iii) (each, a “Registration Default Event”) shall not constitute a Registration Default to the extent that, and only for so long as, such Registration Default Event is directly and solely caused by an event outside of the Company’s reasonable control, such as a government shutdown, Commission shutdown or other force majeure event.

4 NTD: 100 days from issuance of the Debentures.

23

(yy) “Registration Rights Agreement” shall have the meaning given such term in the Purchase Agreement.

(zz) “Required Reserve Amount” shall have the meaning set forth in Section (4)(d).

(aaa) “Resale Registration Statement” shall have the meaning set forth in Section (4)(a)(iv).

(bbb) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ccc) “Security Documents” means, collectively, the Control Agreement (as defined in the Purchase Agreement), the Perfection Certificate, the Guaranty, each Control Agreement (as defined in any Guaranty), any other security agreements, pledge agreements or other similar agreements delivered to the Holder and/or to the Collateral Agent, and each of the other agreements, instruments or documents that creates (i) a Lien on any of the assets of the Company or any Guarantor in favor of the Collateral Agent to secure any or all of the Obligations (and potentially additional obligations of the Company and/or one or more of the Guarantors) or (ii) a guaranty or guarantee of any or all of the Obligations (and potentially additional obligations of the Company and/or one or more of the Guarantors) in favor of the Collateral Agent for the benefit of Holder and potentially other Persons, as each is amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time in accordance with its terms.

(ddd) “Share Delivery Date” shall have the meaning set forth in Section (4)(b)(i).

(eee) “Significant Subsidiary” of any Person means any Subsidiary of that Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of that Person.

(fff) “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

(ggg) “Trading Day” means a day on which the Common Shares are quoted or traded on a Principal Market on which the Common Shares are then quoted or listed; provided, that in the event that the Common Shares are not listed or quoted, then Trading Day shall mean a Business Day.

(hhh) “Transaction Document” shall have the meaning given such term in the Purchase Agreement.

(iii) “Underlying Shares” means the Common Shares issuable upon conversion of this Debenture in accordance with the terms hereof.

(jjj) “Violations” shall have the meaning set forth in Section (6)(a).

(kkk) “VWAP” means, for any security as of any date, the daily dollar volume-weighted average price for such security on the Principal Market during regular trading hours as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” function.

[Signature Page Follows]

24

IN WITNESS WHEREOF, the Company has caused this Secured Convertible Secured Debenture to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:

BIOSIG TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT I
OPTIONAL CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Secured Convertible Debenture pursuant to an Optional Conversion)

TO: BioSig Technologies, Inc.

Via Email:

The undersigned hereby irrevocably elects to convert a portion of the outstanding and unpaid Conversion Amount of Secured Convertible Debenture No. BSGM-[__] into Common Shares of BIOSIG TECHNOLOGIES, INC., according to the conditions stated therein, as of the Conversion Date written below. Capitalized terms not defined in this Optional Conversion Notice shall have the meaning set forth in the Debenture.

Conversion Date:
Principal Amount to be Converted:
Accrued Interest to be Converted:
Total Conversion Amount to be Converted:
Conversion Price:
Number of Common Shares to be Issued:

Please issue the Common Shares in the following name and deliver them to the following account:
Issue to:
Broker DTC Participant Code:
Account Number:

Authorized Signature:
Name:
Title:

EXHIBIT II
MANDATORY CONVERSION NOTICE

(To be executed by the Company and Holder in order to Convert the Secured Convertible Debenture pursuant to a Mandatory Conversion)

DATE: [__] (the “Conversion Date”)

TO: [HOLDER NAME] (the “Holder”)

VIA EMAIL:

Pursuant to Section 4(a)(ii) of the Secured Convertible Debenture No. BSGM-[__] (the “Debenture”), BIOSIG TECHNOLOGIES, INC. (the “Company”) hereby provides the Holder the Mandatory Conversion Notice that the Mandatory Conversion Trigger has occurred. The Company hereby irrevocably elects to convert all outstanding and unpaid Conversion Amount of the Debenture into Common Shares of the Company, according to the conditions stated therein, as of the date of this Mandatory Conversion Notice. Pursuant to Section 4(b) of the Debenture, on or before the first (1st) Trading day following the date of this Mandatory Conversion Notice, the Company shall [[instruct such transfer agent to credit such aggregate number of Common Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system]6[issue and deliver to the address as specified by the Holder, a certificate or book-entry position, registered in the name of the Holder or its designee] 7], for the number of Common Shares to which the Holder shall be entitled. Capitalized terms not defined in this Mandatory Conversion Notice shall have the meaning set forth in the Debenture.

Mandatory Conversion Trigger Calculation
Dates of Measurement Period:
VWAP during Measurement Period:
130% of Conversion Price:
Principal Amount to be Converted:
Accrued Interest to be Converted:
Total Conversion Amount to be Converted:
Conversion Price:
Number of Common Shares to be Issued:

[Signature Page Follows]

BIOSIG TECHNOLOGIES, INC.

By:
Name:
Title:

ACKNOWLEDGED BY:
[HOLDER NAME]

By:
Name:
Title:

Please issue the Common Shares in the following name and deliver them to the following account:
Issue to:

Broker DTC Participant Code:
Account Number:

[Signature Page to Mandatory Conversion Notice]

EXHIBIT III
MARKET PRICE CONVERSION NOTICE

(To be executed by the Holder in order to initiate Market Price Conversions)

TO: BioSig Technologies, Inc.

Via Email: [●]

The undersigned hereby elects to convert up to $[●] of unpaid Principal, together with all accrued and unpaid interest on such Principal, as of the first calendar day of the Calendar Month set forth below, of the Secured Convertible Debenture No. PLUG-[●] into Common Shares of BIOSIG TECHNOLOGIES, INC., according to the conditions stated therein, at the Market Price during the Calendar Month set forth below. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in Convertible Debenture No. PLUG-[●].

The Holder will be eligible to begin submitting Market Price Conversions on [●]5 if the Holder does not receive a Market Price Conversion Payment Notice from the Company prior to [●]6.

Calendar Month:
Principal Amount eligible to be Converted:
Accrued Interest on such Principal Amount as of the first calendar day of the Calendar Month set forth above eligible to be Converted:
Total Conversion Amount eligible to be converted at the Market Price during the Calendar Month set forth above:
Applicable Market Price Conversion Payment:
Authorized Signature:
Name:
Title:

5 NTD: The first calendar day of the applicable Calendar Month.

6 NTD: The first calendar day of the applicable Calendar Month.

Annex G

Financial Statements

For the period ended December 31, 2024

Expressed in Canadian Dollars

2

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors of

Streamex Exchange Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Streamex Exchange Corporation (the “Company”) as of December 31, 2024, and the related statements of loss and comprehensive loss, changes in stockholders’ equity, and cash flows for the period from incorporation as at April 5, 2024 to December 31, 2024, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the period from incorporation on April 5, 2024 to December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred a loss of $1,686,868 and has an accumulated deficit of $1,686,868 that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2025.

/s/ DAVIDSON & COMPANY LLP

Vancouver, Canada	Chartered Professional Accountants

June 2, 2025

3

STREAMEX EXCHANGE CORPORATION

Balance Sheet

(Expressed in Canadian Dollars)

As at

	Note	December 31, 2024
		$
ASSETS

Current
Cash		548,907
Accounts receivable	6	19,478
Sales tax receivable		11,930
		580,315

		580,315

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current
Accounts payables and accrued liabilities	4, 6	284,561

		284,561

Stockholders’ equity
Share capital, no par value; unlimited number of authorized common shares; 40,665,203 shares issued and outstanding at December 31, 2024	5	1,855,963
Commitment to issue shares	5	126,659
Deficit		(1,686,868)
		295,754

		580,315

Nature of business and continuing operations (Note 1)

Subsequent events (Note 11)

Approved and authorized for issue on behalf of the Board of Directors on June 2, 2025.

“Henry McPhie”	, Director	“Morgan Lekstrom”	, Director

The accompanying notes are an integral part of these financial statements.

4

STREAMEX EXCHANGE CORPORATION

Statement of Loss and Comprehensive loss

(Expressed in Canadian Dollars)

Period From Incorporation on April 5, 2024 to
December 31, 2024
$
OPERATING EXPENSES
Legal fees	207,916
Accounting (Note 5)	37,500
Consulting fees (Notes 5 and 6)	647,888
Bank charges	665
Foreign exchange (gain)	(3,192)
Office and general expenses	8,044
Stock based compensation (Note 5)	788,500
1,687,321

Interest Income	453

Loss and comprehensive loss for the period	(1,686,868)

Loss per share – basic and diluted	(0.34)

Weighted average number of common shares outstanding	4,995,899

The accompanying notes are an integral part of these financial statements.

5

STREAMEX EXCHANGE CORPORATION

Statement of Changes in Stockholders’ Equity

(Expressed in Canadian Dollars)

	Number of shares	Amount	Commitment to issue shares	Deficit	Total
		$	$	$	$
Balance at April 5, 2024	-	-	-	-	-

Shares issued pursuant to private placements	39,975,203	1,752,463	-	-	1,752,463
Shares issued for debt settlements	690,000	103,500	-	-	103,500
Commitment to issue shares	-	-	126,659	-	126,659
Loss and comprehensive loss for the period	-	-	-	(1,686,868)	(1,686,868)
Balance at December 31, 2024	40,665,203	1,855,963	126,659	(1,686,868)	295,754

The accompanying notes are an integral part of these financial statements.

6

STREAMEX EXCHANGE CORPORATION

Statement of Cash Flows

(Expressed in Canadian Dollars)

Period from Incorporation on April 5, 2024 to
December 31, 2024
$
Cash flows used in operating activities
Net loss for the period	(1,686,868)

Items not affecting cash:
Stock based compensation	788,500
Shares committed for services	126,659
Changes in working capital items:
Accounts receivable	(19,478)
Sales taxes receivable	(11,930)
Accounts payables and accrued liabilities	388,061
(415,056)

Cash flows provided by financing activities
Shares issued for cash	963,963
963,963

Change in cash during the period	548,907

Cash, beginning of period	-

Cash, end of period	548,907

During the period ended December 31, 2024, the Company issued 690,000 common shares with a value of $103,500 to settle accounts payable of $103,500. The Company paid $nil and $nil in income tax and interest expense, respectively.

The accompanying notes are an integral part of these financial statements.

7

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

1. NATURE OF BUSINESS AND CONTINUING OPERATIONS

Streamex Exchange Corporation. (the “Company”) was incorporated on April 5, 2024 under the laws of British Columbia. The address of the Company’s corporate office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. The address of the Company’s registered and records office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. On May 14, 2024, the Company changed its name from “Streamx Exchange Corporation” to “Streamex Exchange Corporation.” The Company is a privately held entity.

The Company is a software development company based in Vancouver, BC. The Company focuses on building advanced digital tools and platforms that facilitates commodity trading and finance.

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern.

During the period ended December 31, 2024, the Company incurred a loss of $1,686,868. The Company has an accumulated deficit of $1,686,868. The Company’s ability to continue its operations is dependent upon obtaining additional financing or maintaining continued support from its shareholders and creditors, identifying and commencing the operations of a suitable business and generating profitable operations in the future.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities that might be necessary should the Company be unable to continue in existence.

Although the Company has been successful in the past in obtaining financing, there can be no assurances that the Company will continue to obtain the additional financial resources necessary and/or achieve profitability or positive cash flows from its future operations. These material uncertainties raise substantial doubt on the Company’s ability to continue as a going concern.

8

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Statement of compliance

These financial statements are presented in Canadian dollars and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

These financial statements were approved by the Board of Directors of the Company and authorized for issuance on June 2, 2025.

Basis of presentation

The financial statements have been prepared on the historical cost basis, with the exception of financial instruments which are measured at fair value, as explained in the accounting policies set out below. In addition, these financial statements have been prepared using the accrual basis of accounting, except for cash flow information. The functional currency of the Company is the Canadian dollar.

The accounting policies set out below have been applied consistently to all periods presented in these financial statements.

Stock-based compensation

The Company follows the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Section 718 “Compensation - Stock Compensation”, which establishes accounting for equity-based compensation awards to be accounted for using the fair value method. Equity-settled share-based payment arrangements are initially measured at fair value at the date of grant and recorded within stockholders’ equity. Arrangements considered to be cash-settled are initially recorded at fair value and classified as accrued liabilities and subsequently re-measured at fair value at each reporting date. The Company’s stock option plan is an equity-settled arrangement and the Company’s deferred share unit plan can be an equity or cash settled arrangement depending on the grant date term.

The fair value at grant date of all share-based payments is recognized as compensation expense over the period for which benefits of services are expected to be derived, with a corresponding credit to stockholders’ equity or accrued liabilities depending on whether they are equity-settled or cash-settled. The Company estimates the fair value of stock options granted using the Black-Scholes option pricing model and estimate the expected forfeiture rate at the date of grant. The value of restricted share units (“RSUs”) is estimated based on the quoted market price of the Company’s common shares. When awards are forfeited because non-market based vesting conditions are not satisfied, the expense previously recognized is proportionately reversed.

Loss per share

The Company presents basic and diluted loss per share data for its common shares, calculated by dividing the loss attributable to common shareholders of the Company by the weighted average number of common shares outstanding during the period. Diluted loss per share does not adjust the loss attributable to common shareholders or the weighted average number of common shares outstanding when the effect is anti-dilutive.

9

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency

Transactions and balances in currencies other than the Canadian dollar, the currency of the primary economic environment in which the Company operates (“the functional currency”), are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at exchange prevailing on the statement of financial position date are recognized in the statement of comprehensive loss.

Research and Development Costs

Research and development costs are expensed as incurred. This includes all research consultant’s fees and costs of contract research organizations.

Income taxes

The Company accounts for income taxes under the asset and liability method. Current income taxes are the expected taxes payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to taxes payable in respect of previous years. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under the asset and liability method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion or the entire deferred tax asset will not be recognized.

Recently adopted accounting pronouncements

Accounting Standards Update 2023-07 – Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. In 2024, the Company adopted ASU 2023-07 and management evaluated the Company’s operations and concluded it has one reportable operating segment. This standard has not changed the processing, recording, or presentation of financial data, other than providing a table with disclosure of more detail expense categories for the Company’s single operating segment.

10

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements

Accounting Standards Update 2024-03 – Income Statement – Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40). ASU 2024-03 requires all public entities to disclose disaggregated information about purchases of inventory, employee compensation, depreciation, intangible asset amortization, and depletion for each income statement line item that contains those expenses. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. ASU 2024-03 allows for early adoption and requires either prospective adoption to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospective adoption for any and all prior periods presented in the financial statements. The Company is currently assessing the impact of adopting ASU 2024-03 on the financial statements and related disclosures.

The Company has determined that other significant newly issued accounting pronouncements are either not applicable to the Company’s business or that no material effect is expected on the financial statements as a result of future adoption.

3. SIGNIFICANT ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of these financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual outcomes could differ from these estimates. These financial statements include estimates which, by their nature, are uncertain. The impacts of such estimates are pervasive throughout the financial statements and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and in future periods if the revision affects both current and future periods. These estimates are based on historical experience, current and future economic conditions and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

Significant assumptions about the future and other sources of estimation uncertainty that management has made at the financial position reporting date, that could result in a material adjustment to the carrying amounts of assets and liabilities, in the event that actual results differ from assumptions made, relate to, but are not limited to, the following:

Significant accounting estimates

a)	the inputs used in accounting for share-based payments.

Significant accounting judgments

a)	the recognition of deferred income tax valuation allowance;
b)	the evaluation of the Company’s ability to continue as a going concern; and

4. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

December 31, 2024
$
Accounts payable	284,561

11

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

5. SHARE CAPITAL

Authorized

The Company is authorized to issue an unlimited number of common shares without par value.

As at December 31, 2024, the Company had issued and outstanding common shares of 40,665,203.

Issued and outstanding common shares

During the period ended December 31, 2024, the Company had the following share capital transactions:

a)	Issued 39,975,203 shares for proceeds of $963,963.
b)	Issued 690,000 shares in connection with the settlement of $103,500 of accounts payable.

Commitment to issue shares

During the period ended December 31, 2024, the Company recorded commitment to issue shares totaling $126,659 to officer and consultant who rendered professional services. The commitment to issue shares was settled through the issuance of 440,000 common shares subsequent to December 31, 2024.

Omnibus share incentive plan

The Company established a 2024 Omnibus Share Incentive Plan (the “Plan”), on December 3, 2024, which provides for the granting of stock options, restricted stock units and other equity-based awards to employees, directors, and consultants. As of December 31, 2024, there have been no issuances under the Plan.

Stock based compensation

The Company recognized stock-based compensation totalling $788,500 which represented the difference between fair value of the shares issued and cash consideration received from founders who subscribed to the private placement.

6. RELATED PARTY BALANCES AND TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Key management includes directors and key officers of the Company, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

For the period ended
December 31, 2024
$
Consulting fees	146,276
Accounting fees	7,500
153,776

As at December 31, 2024, the Company had an accounts receivable amount of $15,000 owed from the CEO.

As at December 31, 2024, the Company had an accounts payable amount of $23,925 owed to a corporation controlled by the CFO.

12

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

6. RELATED PARTY BALANCES AND TRANSACTIONS (continued)

During the period ended December 31, 2024, the Company:

a)	Issued 30,136,717 common shares to directors and officers of the Company for proceeds of $189,986.
b)	Recognized stock based compensation, totaling $788,500, which represented the difference between fair value of common shares issued and consideration received from founders shares.

7. MANAGEMENT OF CAPITAL

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue its operations in software development. The Company is not subject to any externally imposed capital restrictions.

The Company considers the aggregate of its share capital, and deficit as capital. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares or dispose of assets or adjust the amount of cash.

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
●	Level 3 – Inputs that are not based on observable market data.

The Company’s financial instruments consist of cash, accounts receivable, sales taxes receivable, accounts payable and accrued liabilities. The fair value of accounts receivable, sales taxes receivable and accounts payable approximates their carrying values.

The Company is exposed to risks of varying degrees of significance from its use of financial instruments which could affect its ability to achieve its strategic objectives for growth and stakeholder returns. The principal risks to which the Company is exposed, and the actions taken to manage them, are described below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

The risks associated with the Company’s financial instruments and the policies on how to mitigate these risks are set out below.

a)	Currency risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s corporate office is based in Canada and all of the Company’s assets and expenses are denominated in Canadian dollars. The Company does not have any significant foreign currency denominated monetary liabilities.

13

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK (Continued)

b)	Interest rate risk

The Company is exposed to interest rate risk on the variable rate of interest earned on bank deposits. The fair value interest rate risk on bank deposits is insignificant as the deposits are short-term. The Company has not entered into any derivative instruments to manage interest rate fluctuations.

c)	Credit risk

Credit risk is the risk of loss associated with the counterparty’s inability to fulfill its payment obligations. The Company’s cash is held in a large Canadian financial institution. The Company maintains certain cash deposits, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses on its cash deposits and believes it is not exposed to any significant credit risk on these deposits. The Company’s sales tax receivable is due from the Government of Canada; therefore, the credit risk exposure is low.

d)	Liquidity risk

In the management of the liquidity risk of the Company, the Company maintains a balance between continuity of funding and flexibility through the use of borrowings. Management closely monitors the liquidity position. As at December 31, 2024, the Company had a cash balance of $548,907 to settle current liabilities of $284,561. The Company will require additional cash financing to meet its current obligations and to fund ongoing operations.

9. INCOME TAXES

The Company has not recognized any deferred income tax assets. The Company recognizes deferred income tax assets based on the extent to which it is probable that sufficient taxable income will be realized during the carry forward periods to utilize all deferred tax assets.

The following table reconciles the amount of income tax recoverable on application of the statutory Canadian federal and provincial income tax rates:

2024
$
Loss for the period	(1,686,868)

Canadian statutory income tax rate	27.00%
Expected income tax recovery at statutory rate	(455,000)
Tax effect of:
Permanent differences and others	247,000
Valuation allowance	208,000

Income tax recovery	-

14

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

9. INCOME TAXES(continued)

The significant components of the Company’s deferred tax assets that have not been included on the statement of financial position are as follows:

December 31,
2024
Deferred tax assets (liabilities):
Non-capital losses available for future period	$208,000
Valuation allowance	(208,000)
Net deferred tax assets	$—

As at December 31, 2024, the Company has available non-capital loss for Canadian income tax purposes of approximately $772,000 which will expire through to 2044.

10. SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in a single reportable operating segment, being software development. This segment does not presently report any revenues from operations. The Company’s Chief Executive Officer (“CEO”) acts as the Chief Operating Decision Maker (“CODM”) and the CODM uses net income/loss as the measure of segment profit and loss to assess performance and allocate resources. The measure of segment assets is reported on the balance sheet as total assets, with a majority of these assets located in Canada.

The Company reported no revenues during the period ended December 31, 2024.

11. SUBSEQUENT EVENTS

Subsequent to December 31, 2024, the Company:

●	Issued 12,181,270 shares for proceeds of $325,644.

●	Entered into a Share Purchase Agreement with BioSig Technologies Inc. (“BioSig”), pursuant to which all of the issued and outstanding shares of the Company will be acquired by a wholly-owned subsidiary of BioSig in exchange for 109,070,079 exchangeable shares. These exchangeable shares are initially convertible into no more than 19.99% of BioSig’s outstanding common stock on a pre-transaction basis. Following the transaction, BioSig intends to seek stockholder approval for additional share issuance. If approved, Streamex shareholders will become entitled to receive additional BioSig shares such that they will collectively own 75% of the fully diluted common stock of the combined entity.

15

Condensed Interim Financial Statements

For the three months ended March 31, 2025

Expressed in Canadian Dollars

(Unaudited)

16

STREAMEX EXCHANGE CORPORATION

(Expressed in Canadian Dollars)

(Unaudited)

17

STREAMEX EXCHANGE CORPORATION

Condensed Interim Balance Sheets

(Expressed in Canadian Dollars - unaudited)

		March 31,	December 31,
	Note	2025	2024
		$	$
ASSETS

Current
Cash		455,628	548,907
Accounts receivable	6	89,203	19,478
Sales tax receivable		16,676	11,930
		561,507	580,315

		561,507	580,315

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current
Accounts payables and accrued liabilities	4, 6	355,507	284,561

		355,507	284,561

Stockholders’ equity
Share capital, no par value; unlimited number of authorized common shares; 41,542,703 and 40,665,203 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	5	2,108,092	1,855,963
Commitment to issue shares	5	-	126,659
Deficit		(1,902,092)	(1,686,868)
		206,000	295,754
		561,507	580,315

Nature of business and continuing operations (Note 1)

Subsequent events (Note 10)

Approved and authorized for issue on behalf of the Board on June 9, 2025.

“Henry McPhie”	, Director	“Morgan Lekstrom”	, Director

The accompanying notes are an integral part of these condensed financial statements.

18

STREAMEX EXCHANGE CORPORATION

Condensed Interim Statement of Loss and Comprehensive Loss

(Expressed in Canadian Dollars - unaudited)

Three Months Ended March 31,
2025
$
REVENUE	283,831

COST OF REVENUE	(243,808)

GROSS MARGIN	40,023

OPERATING EXPENSES
Legal fees	41,725
Accounting (Note 6)	22,500
Consulting fees (Note 6)	185,591
Bank charges	405
Foreign exchange (gain)	(1,565)
Office and general expenses	6,591
255,247

Loss and comprehensive loss for the period	(215,224)

Loss per share – basic and diluted	(0.01)

Weighted average number of common shares outstanding	41,362,840

The accompanying notes are an integral part of these condensed financial statements.

19

STREAMEX EXCHANGE CORPORATION

Condensed Interim Statement of Changes in Stockholders’ Equity

(Expressed in Canadian Dollars - unaudited)

	Number of shares	Amount	Commitment to issue shares	Deficit	Total
		$	$	$	$
Balance at December 31, 2024	40,665,203	1,855,963	126,659	(1,686,868)	295,754

Shares issued pursuant to private placements	437,500	125,470	-	-	125,470
Commitment to issue shares	440,000	126,659	(126,659)	-	-
Loss and comprehensive loss	-	-	-	(215,224)	(215,224)
Balance at March 31, 2025	41,542,703	2,108,092	-	(1,902,092)	206,000

The accompanying notes are an integral part of these condensed financial statements.

20

STREAMEX EXCHANGE CORPORATION

Condensed Interim Statement of Cash Flows

(Expressed in Canadian Dollars – unaudited)

Three Months Ended March 31,
2025
$
Cash flows used in operating activities
Net loss for the period	(215,224)

Changes in working capital items:
Accounts receivable	(69,725)
Sales taxes receivable	(4,746)
Accounts payables and accrued liabilities	70,946
(218,749)

Cash flows provided by financing activities
Shares issued for cash	125,470
125,470

Change in cash during the period	(93,279)

Cash, beginning of period	548,907

Cash, end of period	455,628

During the period ended March 31, 2025, the Company issued 440,000 common shares with a value of $126,659 to fulfil the commitment to issue shares. The Company paid $nil and $nil in income tax and interest expense, respectively.

The accompanying notes are an integral part of these condensed financial statements.

21

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

1. NATURE OF BUSINESS AND CONTINUING OPERATIONS

Streamex Exchange Corporation. (the “Company”) was incorporated on April 5, 2024 under the laws of British Columbia. The address of the Company’s corporate office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. The address of the Company’s registered and records office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. On May 14, 2024, the Company changed its name from “Streamx Exchange Corporation” to “Streamex Exchange Corporation.” The Company is a privately held entity.

The Company is a software development company based in Vancouver, BC. The Company focuses on building advanced digital tools and platforms that facilitates commodity trading and finance.

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern.

During the period ended March 31, 2025, the Company incurred a loss of $215,224. The Company has an accumulated deficit of $1,902,092. The Company’s ability to continue its operations is dependent upon obtaining additional financing or maintaining continued support from its shareholders and creditors, identifying and commencing the operations of a suitable business and generating profitable operations in the future.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities that might be necessary should the Company be unable to continue in existence.

Although the Company has been successful in the past in obtaining financing, there can be no assurances that the Company will continue to obtain the additional financial resources necessary and/or achieve profitability or positive cash flows from its future operations. These material uncertainties raise substantial doubt on the Company’s ability to continue as a going concern.

The Company was incorporated on April 5, 2024, therefore no comparatives are available for the three months ended March 31, 2024.

22

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

2. BASIS OF PRESENTATION

These unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for annual financial statements. These unaudited condensed interim financial statements should be read in conjunction with the audited financial statements for the period ended December 31, 2024. In the opinion of the Company’s management, these financial statements reflect all adjustments, consisting of normal recurring adjustments, necessary to present fairly the Company’s financial position at March 31, 2025 and the results of its operations for the three months then ended. Operating results for the three months ended March 31, 2025 are not necessarily indicative of the results that may be expected for the year ending December 31, 2025.

The preparation of financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. These judgments, estimates and assumptions are continuously evaluated and are based on management’s experience and knowledge of the relevant facts and circumstances. While management believes the estimates to be reasonable, actual results could differ from those estimates and could impact future results of operations and cash flows.

These financial statements were approved by the Board of Directors of the Company and authorized for issuance on June 9, 2025.

3. NEW ACCOUNTING POLICIES AND PRONOUNCEMENTS

Recently adopted accounting policies

Revenue recognition

The Company’s revenue is derived from software as a service (SaaS) arrangement. The Company accounts for revenue in accordance with ASC 606, Revenue from Contracts with Customers. The core principle of ASC 606 is to recognize revenue upon the transfer of products or services to customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those products or services. ASC 606 prescribes a five-step model for recognizing revenue from contracts with customers: (1) identify the contract(s) with customers; (2) identify the separate performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the separate performance obligations in the contract; and (5) recognize revenue when (or as) the performance obligations are satisfied.

The Company applies the five-step model to recognize revenue as follows:

(1)	Identification of the contract, or contracts, with the customer

The Company considers the terms and conditions of written contracts and its customary business practices in identifying its contracts under ASC 606. The Company determines that it has a contract with a customer when the contract is executed, the Company can identify each party’s rights regarding the services to be transferred, the Company can identify the payment terms for the services, the Company has determined that the customer has the ability and intent to pay, and the contract has commercial substance. In general, contract terms will be reflected in a written document that is signed by both parties.

23

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

3. NEW ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

(2)	Identification of the performance obligation in the contract

Performance obligations are promises in a contract to transfer distinct products or services to a customer and is the unit of account under ASC 606. A contract’s transaction price is allocated to each distinct performance obligation and revenue is recognized when the performance obligation is satisfied. A product or service is a distinct performance obligation if the customer can both benefit from the product or service either on its own or together with other resources that are readily available to the customer, and it is separately identifiable from other items within the context of the contract. Performance obligations are satisfied by transferring control of the product or service to the customer. Control of the product or service is transferred either at a point in time or over time depending on the performance obligation.

To the extent a contract includes multiple promised services or products, the Company applies judgment to determine whether promised services or products are capable of being distinct and distinct in the context of the contract. If these criteria are not met, the promised services are accounted for as a combined performance obligation. During the period ended March 31, 2025, the Company concluded that the specific sets of tasks that are identified as performance obligations related to the technical consulting, token development and implementation services agreement are completed and accordingly, recognized the agreed upon revenue upon completion.

(3)	Determination of the transaction price

The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for providing services to the customer. Token creation and deployment services may be subject to either fixed or variable pricing. Variable consideration is allocated entirely to distinct service periods when it can be tied to a single performance obligation. Variable consideration is estimated and included in the transaction price if, in the Company’s judgment, it is probable that there will not be a significant future reversal of cumulative revenue under the contract. When variable consideration is contingent and cannot be tied to a single performance obligation performed in a particular billing period, the Company estimates contingent variable consideration using the most likely method and recognizes consideration to the extent that the estimate for variable consideration is not constrained pursuant to the guidance provided in ASC 606. A significant financing component generally does not exist under the Company’s standard contracting and billing practices.

(4)	Allocation of the transaction price to the performance obligations in the contract

If the contract contains a single combined performance obligation, the entire transaction price is allocated to the single combined performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on its standalone selling price (“SSP”) in relation to the total fair value of all performance obligations in the arrangement. The Company’s contracts contain a single performance obligation, which is delivery of the final product. The Company allocates consideration to its performance obligation under the guidance of ASC 606 on a relative standalone selling price basis. Where SSP is not directly observable, the Company determines the SSP using information that may include market conditions and other observable inputs. Consideration associated with support activities, specified enhancements and upgrades are estimated using a cost-plus reasonable margin approach, as there is no observable SSP.

24

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

(5)	Recognition of revenue when, or as, the Company satisfies a performance obligation

The Company recognizes revenue when the services are delivered to its customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. The Company is principally responsible for the satisfaction of its distinct performance obligations, which are satisfied either at a point in time or over a period of time.

Performance obligations satisfied at a point in time

Creation and deployment services are generally satisfied at a point in time, and revenue is recognized at the point in which the services have been completed. Consideration for these services is typically billed in the same period that the service has been delivered to the customer.

Performance obligations satisfied over a period of time

Services on larger projects can be satisfied over a period of time if the deliverables are measurable and traceable. Revenue activities are recognized over an estimated project life span and percentage of completion is used when conditions support this calculation. The performance obligation is met when the customer receives the benefit detailed in the contracts.

Cost of revenue

Cost of revenue primarily consists of third party specialized consultants, internal personnel costs for operations and support, cloud infrastructure costs, incremental transaction costs, and costs of external customer support software and services. In each case, personnel costs include salaries, benefits and any other compensation paid to such staff.

Recently issued accounting pronouncements

Accounting Standards Update 2024-03 – Income Statement – Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40). ASU 2024-03 requires all public entities to disclose disaggregated information about purchases of inventory, employee compensation, depreciation, intangible asset amortization, and depletion for each income statement line item that contains those expenses. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. ASU 2024-03 allows for early adoption and requires either prospective adoption to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospective adoption for any and all prior periods presented in the financial statements. The Company is currently assessing the impact of adopting ASU 2024-03 on the financial statements and related disclosures.

The Company has determined that other significant newly issued accounting pronouncements are either not applicable to the Company’s business or that no material effect is expected on the financial statements as a result of future adoption.

25

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

4. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	March 31, 2025	December 31, 2024

Accounts payable	$253,379	$284,561
Accrued liabilities	102,128	-
	$355,507	$284,561

5. SHARE CAPITAL

Authorized

The Company is authorized to issue an unlimited number of common shares without par value.

As at March 31, 2025, the Company had issued and outstanding common shares of 41,542,703.

Issued and outstanding common shares

During the three months ended March 31, 2025, the Company:

a)	Issued 440,000 common shares related to commitments to issue shares, totaling a value of $126,659, to an officer and a consultant who rendered consulting services.
b)	Issued 437,500 common shares for proceeds of $125,470.

Omnibus share incentive plan

The Company established a 2024 Omnibus Share Incentive Plan (the “Plan”), on December 3, 2024, which provides for the granting of stock options, restricted stock units and other equity-based awards to employees, directors, and consultants. As of March 31, 2025, there have been no issuances under the Plan.

6. RELATED PARTY BALANCES AND TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Key management includes directors and key officers of the Company, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

For the Three Months ended March 31,
2025
$
Consulting fees	35,000
Accounting fees	7,500
42,500

As at March 31, 2025, the Company had accounts receivable amount of $15,000 owed from the CEO (December 31, 2024 - $15,000). As at March 31, 2025, the Company had accounts payable of $10,478 due to the CEO (December 31, 2024 - $Nil).

As at March 31, 2025, the Company had an accounts payable amount of $36,750 owed to a corporation controlled by the CFO (December 31, 2024 - $23,925).

26

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

7. MANAGEMENT OF CAPITAL

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue its operations in software development. The Company is not subject to any externally imposed capital restrictions.

The Company considers the aggregate of its share capital, and deficit as capital. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares or dispose of assets or adjust the amount of cash.

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
●	Level 3 – Inputs that are not based on observable market data.

The Company’s financial instruments consist of cash, accounts receivable, sales taxes receivable and accounts payable. The fair value of accounts receivable, sales taxes receivable and accounts payable approximates their carrying values.

The Company is exposed to risks of varying degrees of significance from its use of financial instruments which could affect its ability to achieve its strategic objectives for growth and stakeholder returns. The principal risks to which the Company is exposed, and the actions taken to manage them, are described below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

The risks associated with the Company’s financial instruments and the policies on how to mitigate these risks are set out below.

a)	Currency risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s corporate office is based in Canada and all of the Company’s assets and expenses are denominated in Canadian dollars. The Company does not have any significant foreign currency denominated monetary liabilities.

b)	Interest rate risk

The Company is exposed to interest rate risk on the variable rate of interest earned on bank deposits. The fair value interest rate risk on bank deposits is insignificant as the deposits are short-term. The Company has not entered into any derivative instruments to manage interest rate fluctuations.

27

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK (continued)

c)	Credit risk

Credit risk is the risk of loss associated with the counterparty’s inability to fulfill its payment obligations. The Company’s cash is held in a large Canadian financial institution. The Company maintains certain cash deposits, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses on its cash deposits and believes it is not exposed to any significant credit risk on these deposits. The Company’s sales tax receivable is due from the Government of Canada; therefore, the credit risk exposure is low.

d)	Liquidity risk

In the management of the liquidity risk of the Company, the Company maintains a balance between continuity of funding and flexibility through the use of borrowings. Management closely monitors the liquidity position. As at March 31, 2025, the Company had a cash balance of $455,628 to settle current liabilities of $355,507. The Company will require additional cash financing to meet its current obligations and to fund ongoing operations.

9. SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in a single reportable operating segment, being software development. The Company’s Chief Executive Officer (“CEO”) acts as the Chief Operating Decision Maker (“CODM”) and the CODM uses net income/loss as the measure of segment profit and loss to assess performance and allocate resources. The measure of segment assets is reported on the balance sheet as total assets, with a majority of these assets located in Canada.

During the three month period ended March 31, 2025, the Company generated 100% of total revenue from one customer located in the US.

10. SUBSEQUENT EVENTS

Subsequent to March 31, 2025 the Company:

●	Issued 11,743,770 shares for proceeds of $200,174.

●	Entered into a Share Purchase Agreement with BioSig Technologies Inc. (“BioSig”), pursuant to which all of the issued and outstanding shares of the Company will be acquired by a wholly-owned subsidiary of BioSig in exchange for 109,070,079 exchangeable shares. These exchangeable shares are initially convertible into no more than 19.99% of BioSig’s outstanding common stock on a pre-transaction basis. Following the transaction, BioSig intends to seek stockholder approval for additional share issuance. If approved, Streamex shareholders will become entitled to receive additional BioSig shares such that they will collectively own 75% of the fully diluted common stock of the combined entity.

28

BioSig technologies

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V77411-S19240

BIOSIG TECHNOLOGIES, INC.
Special Meeting of Stockholders
September 5, 2025 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Henry McPhie and Morgan Lekstrom, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common/Preferred stock of BIOSIG TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/BSGM2025SM on September 5, 2025, starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side